SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive  Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
               U.S. Energy Systems, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] No fee required.
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

       Securities being acquired by the registrant in this transaction are
       (i) approximately 22,061 shares of common stock (excluding 1,918 shares held in treasury) of Zahren Alternative Power Corporation ("Zahren"),
       (ii) approximately 4,645 shares of preferred stock (excluding 100 shares held in treasury of Zahren, (iii) options and other rights to acquire up to 7,530 shares of Zahrens common stock and (iv) 23.563 units (i.e. limited partnership interests) of ZFC Royalty Partners, a Connecticut Limited Partnership ("ZFC").
 -----------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

        See reponse to immediately preceding item
----------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     Based on the book value of the securities acquired. The book value of all the securities of Zahren at October 21, 2000 was $2,220,000. The book value of all the securities of ZFC at December 31, 2000 was approximately $2,086,600. The aggregate book value of the Zapco and ZFC securities acquired in these transactions is $4,036,600
------------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

     $4,306,600
------------------------------------------------------------------------------

5) Total fee paid:

     $862
------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

   ----------------------------------------------------------------------------

          2)   Form, Schedule or Registration Statement No.:

   ----------------------------------------------------------------------------

          3)   Filing Party:

  ----------------------------------------------------------------------------

          4)   Date Filed:

------------------------------------------------------------------------------

                           U.S. ENERGY SYSTEMS, INC.
                           ONE NORTH LEXINGTON AVENUE
                          WHITE PLAINS, NEW YORK 10601


To our Stockholders:

         You are cordially invited to attend the annual meeting of our
stockholders to be held at [                                                  ],
New York, New York on [                 ], 2001 at 9:00 a.m. New York City time.

         At the annual meeting, you will be asked to consider and vote on a proposal relating to the merger of Zahren Alternative Power Corporation (or Zapco) and U.S. Energy Systems, Inc. Approval of this proposal also would constitute the approval of a transaction with a subsidiary of Cinergy Corp. ("Cinergy"), Cinergy Energy Solutions, Inc. ("Cinergy Energy"), which will invest $11.5 million in the subsidiary we form to acquire Zapco in exchange for which this subsidiary will own a significant minority stake in Zapco. Cinergy Energy will be entitled to exchange this stake for shares of our common stock. As a result of the merger and the Cinergy Energy investment, we and Cinergy Energy will become the sole owners of Zapco. Zapco is a leading independent developer, owner and operator of landfill gas-to-energy projects. Cinergy is listed on the New York Stock Exchange (CIN) and is one of the nation's leading diversified power companies.

         In asking you to approve the merger, we are asking you to approve the merger agreement, the payment of up to $12.8 million in cash in connection with the merger and the related issuances and potential issuances of our common stock to the stockholders of Zapco, Cinergy's subsidiary and the limited partners of ZFC Royalty Partners L.P. ("ZFC Royalty Partners"). Up to 4,850,000 shares of our common stock may be issued in connection with these transactions, including
(i) up to 2,666,000 shares of our common stock which would be issued to the stockholders of Zapco as consideration in the merger providing us with 54.3% ownership of the merger subsidiary; (ii) up to 1,967,000 shares of our common stock which would be issued to Cinergy Solutions, Inc. if it exercises its right to convert all of its shares in the merger subsidiary into shares of our common stock, thereby giving us 100% ownership of the merger subsidiary, and (iii) up to 216,333 shares of our common stock which would be issued to certain limited partners of ZFC Royalty Partners L.P., in exchange for their partnership interests. In addition, you are being asked to approve a plan of recapitalization in which our Series A Preferred Stock will be exchanged for our Series D Preferred Stock, our 2000 executive incentive compensation plan, and our 2000 executive bonus plan and to vote for the election of five directors.

         The merger provides us with financial and strategic benefits.

         From a financial point of view, we expect that the merger will increase our net revenues, net income and net assets significantly.

         From a strategic perspective, we are enhancing our relationship with Cinergy and developing a relationship with Arthur J. Gallagher & Co., a financial company listed on the New York Stock Exchange (AJG) and a major shareholder of Zapco. These relationships will enhance our access to the financial markets and open the door to participation in more significant transactions.

         The diagrams following this letter illustrate the steps that will take place in the merger and the ownership of Zapco after the merger.

         After careful consideration, our board of directors concluded that the merger is in our and your best interests and approved the merger agreement (including the related issuance and potential issuances of our common stock), and the other proposals noted above and described more fully in the proxy statement accompanying this letter. OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE MERGER AGREEMENT (INCLUDING THE ISSUANCE AND POTENTIAL ISSUANCE OF SHARES OF OUR COMMON STOCK) AND THE OTHER PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

         Whether or not you plan to attend our annual meeting in person, we urge you to complete, date, sign and promptly return the enclosed proxy card in the enclosed postage pre-paid envelope to ensure that your shares will be represented at the annual meeting. Your proxy is revocable and will not affect your right to vote in person if you decide to attend the meeting. YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

         The proxy statement accompanying this letter provides you with detailed information about the merger proposal and matters related to the merger (including financial and business information about us and Zapco) and the other proposals. We encourage you to read the documents carefully.

         Thank you, and we look forward to seeing you at the annual meeting.

                                                   Sincerely,


                                                   Lawrence I. Schneider
                                                   Chairman of the Board and
                                                   Chief Executive Officer

White Plains, New York
[                ], 2001

                              Diagram of the Merger

                                     [Graph]


                        Diagram of the Cinergy Energy Investment

                                     [Graph]


              Ownership of Zapco Upon Completion of the Merger and
                          the Cinergy Energy Investment

                                     [Graph]

                            U.S. ENERGY SYSTEMS, INC.
                           ONE NORTH LEXINGTON AVENUE
                          WHITE PLAINS, NEW YORK 10601

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD ON [ ], 2001


         NOTICE IS HEREBY GIVEN that the Annual Meeting of  Stockholders of U.S.
Energy Systems, Inc., a Delaware corporation, will be held on [               ],
2001 at [        ] a.m. at [
                                                        ], for the purposes of
considering and voting on the following proposals:

         1. Approval of the (i) Agreement and Plan of Reorganization and Merger dated as of November 28, 2000, as amended as of December 11, 2000, and as further amended as of December 19, 2000, by and among U.S. Energy Systems, Inc., Zahren Alternative Power Corporation ("Zapco") and USE Acquisition Corp. ("Merger Sub" or "USE Acquisition") under which Zapco will be acquired by an entity owned by US Energy and Cinergy Energy Solutions, Inc. ("Cinergy Energy"),
(ii) the related $11.5 million investment of Cinergy Energy in USE Acquisition which is a condition to the completion of the merger, (iii) the related issuance of shares of our common stock to the limited partners of ZFC Royalty Partners L.P. ("ZFC Royalty Partners"), an affiliate of Zapco, in exchange for their interests in such entity, and (iv) the related issuance and potential issuance of up to 4,850,000 shares of our common stock in connection with these transactions consisting of (a) up to 2,666,000 shares of our common stock which would be issued to the stockholders of Zapco as consideration in the merger providing us with 54.3% ownership of the Merger Subsidiary; (b) up to 1,967,000 shares of our common stock which would be issued to Cinergy's Solutions, Inc. if Cinergy Energy exercises its right to convert all of its shares in the Merger Subsidiary to shares of our common stock, thereby giving us 100% ownership of the merger subsidiary, and (c) up to 216,333 shares of our common stock which would be issued to certain limited partners of ZFC Royalty Partners L.P., in exchange for their partnership interests. The merger agreement is annexed hereto as Appendix A.

         2. Election of five Class III Directors to hold office for a term of three years or until their successors are duly elected and qualified or their earlier death, resignation or removal.

         3.   Approval   of  US   Energy's   Amended   and   Restated   Plan  of
Recapitalization.

         4. Approval of US Energy's 2000 Executive Incentive Compensation Plan.

         5. Approval of US Energy's 2000 Executive Bonus Plan.

         6. To transact such other business as may properly come before the stockholders at the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on [          ],
2001 as the record
date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

                                            By Order of the Board of Directors


                                            Barbara Farr, Secretary
White Plains, New York
[              ], 2001

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                            U.S. ENERGY SYSTEMS, INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS


         We have agreed to a merger with Zahren Alternative Power Corporation or Zapco. The merger is upon the terms and conditions contained in the merger agreement among us, Zapco and USE Acquisition Corp. ("Merger Sub"). Merger Sub is a corporation that will facilitate the merger and the related transactions described in this proxy statement. Pursuant to the merger agreement, Merger Sub will be merged with and into Zapco, with Zapco being the surviving corporation. As of the date of this Proxy Statement, Merger Sub is our wholly owned subsidiary. Immediately prior to the completion of the merger, and as a condition to its completion, Cinergy Energy Solutions, Inc. ("Cinergy Energy") will invest $11.5 million in Merger Sub in exchange for a significant minority interest in Merger Sub. After the merger, as a result of the merger and this $11.5 million investment, Zapco will be owned by us and Cinergy Energy. Cinergy Energy is a subsidiary of Cinergy Corp. ("Cinergy"), a large diversified energy company listed on the New York Stock Exchange.

         In the merger, Merger Sub will pay the Zapco stockholders an aggregate of $12 million in cash, and will pay to Zapco stockholders 18 months after completion of the merger a contingent payment of $800,000 which is subject to reduction to satisfy our indemnification claims. We will issue to the Zapco stockholders in the merger between 1,666,667 and 2,166,667 shares of our common stock (depending on the trading price for our common stock before the merger is completed), 100,000 shares of our Series C Preferred Stock and up to 500,000 of our Series C Warrants. The Series C Preferred Stock may be converted into shares of our common stock and the Series C Warrants may be exercised to receive shares of our common stock. If they are all converted or exercised, we will have issued an aggregate of 2,666,667 shares to the Zapco stockholders in this merger. For Cinergy Energy's $11.5 million investment, Merger Sub will issue its Class B Common Stock to Cinergy Energy. During the two years following the merger, Cinergy Energy may exchange this Class B Common Stock for 1,967,000 shares of our common stock to be issued to Cinergy Solutions, Inc. During such two-year period, Merger Sub may redeem Cinergy Energy's Class B Common Stock for approximately $14.6 million in cash. In either event, we would own 100% of Zapco. Also, in connection with the merger, we will offer to issue up to an aggregate of 216,333 shares of our common stock in exchange for all the outstanding limited partnership interests of ZFC Royalty Partners L.P. ("ZFC Royalty Partners"), an entity affiliated with Zapco that holds certain royalty interests in certain of Zapco's projects. If our offer is accepted in full, we would own 100% of ZFC Royalty Partners. (The shares of our common stock to be issued to the Zapco stockholders in the merger, our Series C Preferred Stock, our Series C Warrants issued in the merger, and our shares of common stock issuable upon conversion of the Series C Preferred Stock and the exercise of the Series C Warrants are collectively referred to as the "US Energy Merger Securities". The shares of our common stock issuable to Cinergy Energy in exchange for Merger's Sub's Class B Common Stock are referred to as the "Cinergy Securities". The shares of our common stock issuable in exchange for ZFC

Royalty Partners' securities are referred to as the "ZFC Securities".) Thus, as a result of the merger, the Cinergy Energy investment and the acquisition of ZFC Royalty Partners, we may issue up to 4,850,000 shares of our common stock which represents approximately 18% of our outstanding common stock on a fully diluted basis after giving effect to such transactions. (The exact number of shares of our common stock that we may be required to issue is subject to adjustment as more fully described in this proxy statement and the merger agreement.) Further, these 4,850,000 shares do not include options to acquire an aggregate of 914,000 shares of our common stock to be granted to Zapco employees who become our employees pursuant to our 2000 executive incentive compensation plan). These options include options to acquire 500,000 shares of our common stock to be granted to Bernard J. Zahren, Zapco's founder and Chief Executive Officer, in consideration of his becoming our Chief Executive Officer upon consummation of the merger. The merger agreement also requires Energy Systems Investors LLC ("Energy Systems Investors"), one of our shareholders, to participate in a series of transactions as a result of which certain of Zapco's shareholders will be offered the chance to acquire approximately 580,000 Series B Warrants and an approximately 40% indirect interest in 861,110 shares of our Series A Preferred Stock. In order to complete the merger, our stockholders must approve the merger agreement and the related issuances and potential issuances of these 4,850,000 shares of our common stock. We are also seeking approval of our plan of recapitalization, our 2000 executive incentive compensation plan, our 2000 executive bonus plan, and the election of five directors.

         Our  board  of  directors   has  called  the  annual   meeting  of  our
stockholders to vote on these matters. The meeting will be held on [ ], 2001. Our board of directors is soliciting proxies to be used at the meeting through this proxy statement. These proposals are discussed in detail in this proxy statement. We urge you to read and consider carefully this entire proxy statement.

         Our common stock is presently quoted on the NASDAQ Stock Market. We intend to apply for inclusion of the 4,850,000 shares of our common stock issued or issuable in connection with the merger, Cinergy Energy's investment and the acquisition of ZFC Royalty Partners on the NASDAQ Stock Market. On [ ], 2001, the latest practicable trading day before the printing of this proxy statement, the closing price on the NASDAQ Stock Market for our common stock was $[ ] per share.

         A STOCKHOLDER MAY REVOKE ANY PROXY AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING BY MAILING OR DELIVERING WRITTEN NOTICE OF SUCH REVOCATION TO OUR SECRETARY BY PROVIDING A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY OR BY REVOKING A WRITTEN PROXY IN PERSON AT THE ANNUAL MEETING OF STOCKHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD.

         We are bearing all costs of soliciting proxies, and expressly reserve the right to solicit proxies otherwise than by mail. The solicitation of proxies by mail may be followed by telephone or other personal solicitations of certain of our stockholders and brokers by one or more of our directors, by our officers or employees or by third parties contracted to do so on our behalf. We may reimburse banks and brokers or other similar agents or fiduciaries for the expenses incurred by such agents or fiduciaries in mailing the proxy statement to beneficial owners of our common stock.

         Only holders of our common stock and our Series A Preferred Stock as of the close of business on [ ], 2001, are entitled to vote at the meeting. A majority of the combined voting power of our common stock and Series A Preferred Stock outstanding on such date represented in person or by proxy is required for a quorum. As of the record date, we had [ ] shares of common stock issued and outstanding, with each share entitled to one vote, and 1,138,888 shares of our Series A Preferred Stock issued and outstanding, with each share entitled to four votes. Thus, in order to have a quorum, a total of [ ]votes must be present in person or by proxy at the meeting. Assuming a quorum, the five persons receiving a plurality of the votes cast at the meeting will be elected to serve as our directors and the other proposals to be voted on at the meeting will be approved if they receive the affirmative vote of a majority of the voting power represented in person or by proxy. At the meeting, our common stock and Series A Preferred Stock will vote together as a single class.

         This proxy statement, notice of the meeting, and proxy card are first being mailed on or about [ ], 2001 to our stockholders eligible to vote at the meeting. A copy of our Annual Report on Form 10-KSB for the year ended January 31, 2000 is included with this mailing.

THIS PROXY STATEMENT IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY OF OUR SECURITIES. THE US ENERGY MERGER SECURITIES, THE CINERGY SECURITIES AND THE ZFC SECURITIES REFERRED TO IN THIS PROXY STATEMENT HAVE NOT BEEN REGISTERED FOR SALE BY US UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SO OFFERED OR SOLD ABSENT SUCH REGISTRATION UNDER THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

                                TABLE OF CONTENTS

                                                                                                                 PAGE
SUMMARY  .........................................................................................................8
         The Companies ...........................................................................................8
         Date, Time and Place of Annual Meeting..................................................................10
         Matters to be Considered at the Annual Meeting..........................................................10
         Stockholders Entitled to Vote at the Annual Meeting; Vote Required; Voting Agreements
                   ..............................................................................................10
         The Merger..............................................................................................11
         Consequences of the Merger to Our Stockholders..........................................................12
         Merger Consideration....................................................................................12
         Cinergy Energy Investment...............................................................................13
         Zapco's Related Transactions............................................................................14
         Recommendation of Our Board of Directors; Reasons for the Merger........................................14
         Accounting Treatment....................................................................................14
         Energy Systems Investors Transaction....................................................................15
         Interests of Certain Persons............................................................................15
         Conditions to the Merger................................................................................15
         Termination of the Merger Agreement; Termination Fees; No Solicitation..................................16
         No Approval or Dissenters' Rights.......................................................................17
         Federal Securities Law Consequences.....................................................................17
         Material Federal Income Tax Consequences................................................................17
         Election of Directors...................................................................................17
         Proposal to adopt our Plan of Recapitalization..........................................................17
         Proposal to adopt our 2000 Executive Incentive Compensation Plan........................................18
         Proposal to adopt of our 2000 Executive Bonus Plan......................................................18

THE MARKET PRICE FOR OUR SECURITIES AND DIVIDEND INFORMATION.....................................................19

FORWARD LOOKING STATEMENTS IN THIS PROXY STATEMENT...............................................................21

DISCUSSION OF FORWARD LOOKING RESULTS............................................................................21

RISK FACTORS.....................................................................................................22
         Risks Related to Us Energy..............................................................................22
         Risks Related to Our Energy Business....................................................................25
         Risks Related to Our Environmental Business.............................................................28

THE ANNUAL MEETING...............................................................................................31
         Purpose  ...............................................................................................31
         Date, Place and Time....................................................................................31
         Record Date.............................................................................................31
         Stockholders Entitled to Vote...........................................................................31
         Vote Required; Voting at the Meeting; Voting Agreement..................................................32
         Voting of Proxies.......................................................................................32

                                        4

         Solicitation of Proxies.................................................................................33
         Rights of Dissenting Stockholders.......................................................................33
         Recommendation of our Board of Directors................................................................33

INFORMATION ABOUT ZAPCO..........................................................................................34
         Background..............................................................................................34
         Tax Incentives..........................................................................................34
         Legislative Actions.....................................................................................35
         Environmental Factors ..................................................................................35
         Projects ...............................................................................................35
         Project Operation.......................................................................................38
         Financing Arrangements..................................................................................39
         Regulation..............................................................................................44
         Competition.............................................................................................45
         Employees...............................................................................................45
         Maintenance and Operations..............................................................................46
         Environmental...........................................................................................46
         Management's Discussion and Analysis or Plan of Operations..............................................46
         Results of Operations...................................................................................47
         Liquidity and Capital Resources.........................................................................50

THE MERGER.......................................................................................................51
         General Description of the Merger.......................................................................51
         Background of the Merger................................................................................52
         Our Reasons for the Merger and the Cinergy Investment...................................................53
         Recommendation of Our Board of Directors................................................................56
         Accounting Treatment....................................................................................56
         Interests of Certain Persons............................................................................56
         Federal Securities Law Consequences.....................................................................56
         Material Federal Income Tax Consequences................................................................57
         Regulatory Approvals....................................................................................57

THE MERGER AGREEMENT AND RELATED AGREEMENTS......................................................................57
         Merger Consideration....................................................................................57
         Post-Closing Adjustment.................................................................................58
         US Energy Merger Securities.............................................................................59
         Representations and Warranties..........................................................................62
         Conduct of Business Before and After the Merger.........................................................65
         Other Covenants.........................................................................................67
         Conditions to the Merger................................................................................68
         Additional Conditions to Obligations of US Energy.......................................................69
         Additional Conditions to Obligations of Zapco...........................................................71
         Survival of Representations, Warranties and Agreements..................................................72
         Director and Officer Indemnification....................................................................72
         Amendment and Waiver....................................................................................73
         Fees and Expenses.......................................................................................73
         Termination under the Merger Agreement..................................................................73

         Termination Fee Agreement...............................................................................74
                  Additional Grounds For Terminating the Merger..................................................74
                  Termination Fees...............................................................................76
          No Solicitation........................................................................................78
          Registration Rights Agreement..........................................................................78
          Escrow Agreement.......................................................................................79
         Indemnification Agreement...............................................................................80
         Voting Agreement........................................................................................82

ZAPCO TRANSACTIONS...............................................................................................84
         Yankee Energy Transaction...............................................................................84
         AJG Gasco Transaction...................................................................................85
         AJG Genco Transaction...................................................................................85
         Cinergy Gasco Transaction...............................................................................85

ZFC ROYALTY PARTNERS.............................................................................................86

ENERGY SYSTEMS INVESTORS TRANSACTION.............................................................................87

CINERGY ENERGY INVESTMENT........................................................................................87
         Subscription Agreement..................................................................................88
         Stockholders' Agreement.................................................................................89
         Indemnification Agreement...............................................................................92

ELECTION OF DIRECTORS............................................................................................93
         Nominees ...............................................................................................94
         Directors and Executive Officers........................................................................94
         Information Regarding Committees of the Board of Directors
                   ..............................................................................................98
         Audit Committee Report..................................................................................98
         Executive Compensation..................................................................................98
         Compensation of Directors..............................................................................101
         Employment Agreements..................................................................................102

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..................................................................105

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS.....................................................106

PROPOSAL TO ADOPT OUR PLAN OF RECAPITALIZATION..................................................................108

PROPOSAL TO ADOPT OUR
         2000 Executive Incentive Compensation Plan.............................................................113
         Description of the 2000 Executive Incentive Compensation Plan..........................................114
         Federal Tax Consequences...............................................................................117

PROPOSAL TO ADOPT OF OUR 2000 EXECUTIVE BONUS PLAN..............................................................119


MISCELLANEOUS...................................................................................................125
         Independent Auditors...................................................................................125
         Compliance with Section 16(a) of the Exchange Act......................................................126
         Documents Incorporated by Reference....................................................................126
         Other Matters: Requirements, Including Deadlines, for Submission of Proxy  Proposals,
                  Nomination of Directors and Other Business of Stockholders....................................127

INDEX TO FINANCIAL STATEMENTS ..................................................................................F-1




                                     SUMMARY

         This summary only highlights selected information from this proxy statement and may not contain all of the information that is important to you. To fully understand the proposals to be submitted for your approval at our meeting, you should read carefully this entire proxy statement, our Annual Report on Form 10-KSB for the year ended January 31, 2000 which accompanies this proxy statement and the other documents to which we have referred you. The merger agreement is attached to this document as Appendix A and is incorporated in its entirety into this document by this reference. Except as otherwise expressly provided herein (i) all calculations in this Proxy Statement regarding our outstanding shares assumes that the Series B Warrants issued in connection with the plan of recapitalization have become exercisable and that the Series C Preferred Stock will be convertible into 500,000 shares of our common stock and that (ii) for purposes of this Proxy Statement, the aggregate of up to 4,850,000 shares issued or issuable in connection with the merger and the related transactions excludes the options to acquire an aggregate of up to 914,000 shares of our common stock to be granted pursuant to our 2000 executive compensation plan to Zapco's employees who become our employees after the merger including Bernard J. Zahren, who shall become our Chief Executive Officer upon consummation of the merger.


The Companies

U.S. Energy Systems, Inc.

         U.S. Energy Systems, Inc.
         One North Lexington Avenue
         White Plains, New York 10601
         (914) 993-6443

         We are involved in two principal lines of business - energy and environmental. Our energy business develops, owns and operates cogeneration and independent energy facilities which produce electricity for sale either to direct end users or to regulated public electric utility companies. Currently, our principal energy facilities are two geothermal power plants located in Nevada which produce a combined eight megawatts of electric power. This power is sold pursuant to power purchase agreements with Sierra Pacific Power Company. Our power plants are "qualifying facilities" under the Public Utility Regulatory Policy Act of 1978 ("PURPA") and as a result, these plants are exempt from rate regulations and other significant regulatory requirements. Our environmental business, which is focused geographically principally in the mid-western United States, furnishes services including: environmental consulting, environmental remediation, oil recovery and recycling and waste water processing.

         In late spring and early summer of 2000, we retained a new management and development team that is actively pursuing new project development.

USE Acquisition Corp.

         c/o U.S. Energy Systems, Inc.
         One North Lexington Avenue
         White Plains, New York 10601
         (914) 993-6443

         USE Acquisition Corp. or Merger Sub is, as of the date of this proxy statement, our wholly-owned direct subsidiary. After Cinergy Energy invests $11.5 million in cash to acquire a minority interest in Merger Sub, which investment will be made immediately before completion of the merger, Merger Sub will be owned by us and Cinergy Energy. Therefore, after the merger is completed, Zapco will be owned by us and Cinergy Energy. We will own approximately 54% of the equity and generally 80% of the voting power of Zapco; Cinergy Energy will own the balance.

Zahren Alternative Power Corporation

         Zahren Alternative Power Corporation
         40 Tower Lane
         Avon, Connecticut  06001
         (860) 678-7537

         Zahren Alternative Power Corporation or Zapco is a developer, owner and operator of landfill gas and cogeneration projects in the United States. Through predecessor subsidiaries and affiliates, Zapco has been engaged, since 1981, in the development, design, construction, financing, ownership and operation of a diverse group of landfill gas based projects and one cogeneration project. The landfill gas projects principally collect landfill gas and convert it into a fuel for the production of electricity. The power produced from these landfill gas-to-energy facilities is generally sold under long-term fixed price contracts. Zapco also owns and operates projects which capture and process landfill gas and deliver it by pipeline to industrial customers for use in their boilers. Upon consummation of the Yankee Energy transaction, a condition precedent to the merger, Zapco will have 28 distinct projects engaged in co-generation and landfill gas-to-energy related products and services in operation at the time of the merger. Zapco's electrical generating plants are qualifying facilities under PURPA. As of December 31, 1998, 1999 and 2000, Zapco had installed generating capacity of 25, 36 and 43 megawatts, respectively and immediately prior to the merger, assuming consummation of the Yankee Energy transaction, it will have approximately 60 megawatts of installed generating capacity.


Cinergy Energy Solutions, Inc.

         c/o Cinergy Solutions, Inc.
         1000 East Main Street
         Plainfield, Indiana 46168
         (317) 838-1158

         Cinergy Energy Solutions, Inc. or Cinergy Energy is an indirect wholly owned subsidiary of Cinergy Corp., a New York Stock Exchange listed company. Cinergy Corp. or Cinergy is a leading diversified energy company with an enterprise value of $8.5 billion and assets of $10 billion. Cinergy owns or operates nearly 20,000 megawatts of electrical and combined heat plant generation that is either operational or under development domestically and internationally. It also has 55, 000 miles of electric and gas transmission lines in the U.S. and abroad, and approximately 9,000 employees in nine countries. Neither Cinergy Energy nor Cinergy is a party to the merger agreement, but Cinergy Energy is buying Merger Sub's Class B Common Stock for $11.5 million. This payment will be applied toward the $12 million cash payment to the Zapco stockholders at the completion of the merger. As a result of its investment and the merger, Cinergy Energy will own approximately 46% of the equity and generally 20% of the voting power in Zapco.


Date, Time and Place of Annual Meeting (See page [                            ])

         The meeting will be held at 9:00 a.m., New York City time on [       ],
2001, in  the [                                                     ], New York.


Matters to be Considered at the Annual Meeting (See page [ ])

         At the meeting, you will be asked to vote on and approve the following proposals:

         o the merger agreement including the related issuances of the US Energy Merger Securities, the Cinergy Securities and the ZFC Securities;

         o        the election of five Class III directors;

         o        our plan of recapitalization;

         o        our 2000 executive incentive compensation plan; and

         o        our 2000 executive bonus plan.

         We are sending you these materials to help you decide whether to approve the merger agreement and the other proposals discussed in this proxy statement. Our board has approved the merger, the merger agreement, the transactions contemplated by the merger agreement, the issuance of the US Energy Merger Securities, the Cinergy Securities and the ZFC Securities and these other proposals.

Stockholders  Entitled to Vote  at  the  Annual  Meeting;  Vote Required; Voting
Agreements (See page [    ])

         The close of business on [ ], 2001 is the record date for the annual meeting. Only the holders of our common stock and Series A Preferred Stock on the record date are entitled to notice of, and to vote at, our annual meeting. On the record date, there were [ ] shares of our common stock outstanding and 1,138,888 shares of our Series A Preferred Stock outstanding.

Our common stock and Series A Preferred Stock are entitled to vote on each matter to be acted upon at our annual meeting. (Holders of our Series B Preferred Stock are not entitled to notice of or to vote at the meeting). Each share of common stock is entitled to one vote and each share of Series A Preferred Stock is entitled to four votes. Accordingly, the Series A Preferred Stock is entitled to 4,555,552 votes, subject to the limitations described below.

         The merger agreement (including the related issuances of US Energy Merger Securities, Cinergy Securities and ZFC Securities), our plan of recapitalization, the 2000 executive incentive compensation plan and the 2000 executive bonus plan must be approved by the affirmative vote of a majority of the voting power present in person or represented by proxy and entitled to vote on these proposals. The five nominees for directors will be elected if they receive a plurality of the votes cast at the meeting.

         The voting power of 861,110 shares of our Series A Preferred Stock (with voting power of 3,444,440 shares) held by Energy Systems Investors is neutralized, i.e., Energy Systems Investors is required to vote these shares with respect to the proposals presented at this meeting in the same proportion as the other shares of our capital stock are voted at this meeting. Therefore, these shares, except as otherwise provided in this proxy statement, will not affect the outcome of any proposal. In addition, our executive officers, directors and the holders of shares of our capital stock with a combined voting power of 3,029,520 votes have indicated their intent or have agreed, pursuant to a voting agreement with certain principal stockholders of US Energy and Zapco, to vote in favor of the merger agreement, the election of Bernard J. Zahren and Mark P. Strauch, representatives of Zapco, to our board of directors and in favor of our 2000 executive incentive compensation plan.

The Merger  (See page [     ])

         We, Merger Sub and Zapco have entered into an agreement to merge Merger Sub into Zapco, with Zapco being the surviving company. As a result of the merger and Cinergy Energy's $11.5 million investment in Merger Sub, Zapco will be owned by us and Cinergy Energy, and we will have acquired approximately a 54% equity interest and a generally 80% voting interest in Zapco. As of October 31, 2000 (unaudited), Zapco had total assets of approximately $86 million, total liabilities of approximately $83 and revenue of approximately $13 million for the ten months then ended. (See Zahren Alternative Power Corporation's Consolidated Financial Statements included in this Proxy Statement.) Zapco's assets and revenues are expected to increase substantially from these amounts as a result of the consummation of the Yankee Energy transaction and the AJG Gasco transaction which are conditions precedent to the merger. See "Zapco Transactions." In connection with the merger, we will pay the Zapco stockholders $12 million in cash when the merger is completed, and will make an additional cash payment to them of $800,000 18 months following the completion of the merger; this $800,000 contingent cash payment is subject to reduction to satisfy our indemnification claims. When the merger is completed, we will also issue our Series C Preferred Stock, Series C Warrants and between 1,666,667 shares and 2,166,667 shares of our common stock to the Zapco stockholders. If the Series C Preferred Stock are converted into shares of our common stock and the Series C Warrants are exercised for shares of our common stock, we will have issued an aggregate of 2,666,667 shares of our common stock in the merger. The Series C Warrants have a cash exercise price of $6.00 and therefore, if 500,000 are issued and if they all were exercised we would receive a cash infusion of $3 million. In addition, Cinergy Energy will have the right, during the two years following the completion of the merger, to exchange the shares of Merger Sub's Class B Common Stock for 1,967,000 shares of our common stock to be issued to Cinergy Solutions, Inc. During this period, Merger Sub will have the right to redeem Cinergy Energy's Class B Common Stock in the Merger Sub for $14.6 million cash. In either event, we would own 100% of the Merger Sub. Also, in connection with the merger, we will offer to acquire approximately 70% of the limited partnership interests of ZFC Royalty Partners in exchange for up to 216,333 shares of our common stock. Thus, as a result of the merger, the Cinergy Energy investment and the acquisition of ZFC Royalty Partners, we may issue an aggregate of 4,850,000 shares of our common stock, which represents approximately 18% of our outstanding common stock on a fully diluted basis after giving effect to these transactions and we would own 100% of the Merger Sub.

         In connection with the merger, and as a condition to its completion, two representatives of Zapco, (Bernard J. Zahren, Zapco's Chief Executive Officer (who will become our Chief Executive Officer) and Mark P. Strauch, a senior executive of AJG Financial Services, Inc. ("AJG Financial Services"), a subsidiary of Arthur J. Gallagher & Co., Inc. and one of Zapco's principal stockholders, will be elected to our board of directors. In addition as conditions to the merger completion, we will enter into an employment agreement with Bernard J. Zahren, and we will issue, pursuant to our 2000 executive incentive compensation plan, options to acquire an aggregate of 914,000 shares of our common stock to approximately 38 Zapco employees, of which options to acquire 500,000 shares have been allocated to Mr. Zahren.

         We expect the merger to be completed on or about [April 2], 2001, assuming receipt of necessary third party consents. The principal legal document that governs the merger is the merger agreement. The merger agreement is included as Appendix A to this proxy statement and we urge you to read carefully the merger agreement in its entirety.

Consequences of the Merger to Our Stockholders (See page [ ])

         As a result of the merger, the Cinergy Energy investment, and the acquisition of ZFC Royalty Partners, our stockholders will incur dilution in their aggregate ownership in us. Those shares will represent ownership in a significantly larger company, which we believe will be approximately five times our current size in revenue and six times our current size in assets before minority interests. We believe that these transactions will add to our earnings and that we will have substantially improved our growth prospects. Our stockholders will not receive any additional shares or other consideration in connection with the merger.

Merger Consideration (See page [     ])

         In this merger, we will deliver to Zapco's stockholders the following aggregate merger consideration for their Zapco shares:

         o         $12 million in cash;

         o a contingent cash payment of $800,000 payable 18 months after the merger; which is subject to reduction to satisfy our indemnification claims;

         o 1,666,667 shares of our common stock, subject to increase to up to 2,166,667 shares if the average closing price of the our common stock is less than $5.75 for the 20 consecutive trading days ending two days prior to the merger;

         o 100,000 shares of our Series C Preferred Stock, which provides for annual cash dividends in the aggregate amount of $270,000 (to be reduced to an aggregate of $180,000 annually when the plan of recapitalization is completed), and which are convertible into an aggregate of 500,000 shares of our common stock (600,000 shares if 900 days after the merger, the average closing price of a share of our common stock is less than $4.80) subject to anti-dilution adjustments; and

         o our Series C Warrants, exercisable during the five years following the merger, to purchase up to 500,000 shares of our common stock at an exercise price of $6.00 per share. If we issue additional shares of our common stock because the average closing price of our common stock is less than $5.75, the number of our shares of common stock issuable upon exercise of the Series C Warrants will be reduced by the number of additional shares we issue.

         Of this merger consideration, $1.6 million in cash (not including the $800,000 contingent cash payment and $2.5 million in shares of our common stock and Series C Preferred Stock will be held in escrow to satisfy claims for indemnification that we may make and to fund deficits in different categories of Zapco's working capital that exceed specified thresholds.


Cinergy Energy Investment (See page [     ])

         Cinergy Energy, US Energy and Merger Sub have agreed that immediately prior to the merger, Cinergy Energy will buy from Merger Sub all the authorized shares of Merger Sub's Class B Common Stock for $11.5 million in cash. The proceeds of this investment will be applied toward the $12 million cash payment that will be made to Zapco stockholders at the completion of the merger. This $11.5 million investment is a condition to the completion of the merger and this investment will only be made if, with specific exceptions, all conditions to the completion of the merger, with specific exceptions, have been satisfied or waived. Following this investment and the merger, we and Cinergy Energy will be the only stockholders of Zapco and we will own approximately 54% of the equity and will control, with the exceptions specified in this proxy statement, approximately 80% of the voting power of Zapco.

         Cinergy Energy has the right, within two years after the merger, to exchange its Class B Common Stock for an aggregate of 1,967,000 shares of our common stock to be issued to Cinergy Energy Solutions, Inc., in which case we will own 100% of the Merger Sub. During that same period, Merger Sub is entitled to redeem the Class B Common Stock owned by Cinergy Energy for approximately $14.6 million in cash.

Zapco's Related Transactions (See page [    ])

         The following transactions must be completed before the merger is completed:

        o Yankee Energy transaction -- Zapco through its subsidiary BMC Energy LLC, will purchase from Yankee Energy Gas Company (or Yankee Energy) two landfill gas-to-energy operating projects and certain equipment at a third site for a base purchase price of approximately $12.7 million consisting of approximately $10.6 million in cash at closing and assumption of $2.1 million of construction costs. In addition, BMC Energy LLC will issue $4.7 million in contingent promissory notes which serve to provide Yankee Energy with additional consideration in the event these projects achieve certain financial thresholds after the closing of the Yankee Energy transaction.

         o AJG Gasco transaction -- Zapco and its subsidiary BMC Energy will sell to AJG Financial Services, Inc. a principal stockholder of Zapco, for approximately $9.18 million all of Zapco's and BMC Energy's economic interests in the gas collection components of four landfill gas-to-energy projects and related federal tax credits.

         o AJG Genco transaction -- AJG Financial Services, at Zapco's option, will acquire 50% of the limited liability company interests in the electricity generating component of two of the projects. BMC Energy will purchase in the Yankee Energy transaction, and has agreed to maintain its existing 50% limited partnership and limited liability company interests in five electrical generating projects developed by Zapco in Illinois for four years following the merger.

         The following transaction will be completed immediately following the merger:

         o Cinergy Gasco transaction -- AJG Financial Services will sell the same interests and tax credits that AJG Financial Services acquired in the AJG Gasco transaction to Cinergy Gasco
                  Solutions LLC, a subsidiary of Cinergy, for approximately [$3.3 million] in cash and [$8.36 million] in Cinergy Gasco promissory notes; AJG Financial Services shall pay approximately [$2.3 million] of this price to Zapco.


Recommendation of Our Board of Directors; Reasons for the Merger (See page [ ])

         Our board of directors has unanimously determined that the terms and conditions of the merger are fair and in the best interests of our stockholders. Accordingly, our board of directors recommends that you vote FOR adoption of the merger agreement, (and as a result for the merger, the issuance of the US Energy Merger Securities, the Cinergy Securities, the ZFC Securities and the related transactions).

Accounting Treatment (See page [    ])

         We intend to account for the merger as our purchase of Zapco. Accordingly, Zapco's results of operations will be included in our consolidated results of operations after the merger is completed. In preparing our consolidated financial statements, we will establish a new accounting basis for Zapco's assets and liabilities based upon their fair value and our purchase price, plus merger costs. As a result, we may incur and report during the years following the completion of the merger, non-cash operating charges relating to goodwill which may reduce our reported earnings from what they otherwise would have been, though it should have no effect on our cash flow. The scope of these charges has not yet been definitively determined.

Energy Systems Investors Transaction

         The merger agreement requires Energy Systems Investors, LLC (or Energy Systems Investors), which is controlled by Lawrence Schneider, our chairman of the board and chief executive officer, to offer to sell to Zapco's stockholders immediately before the merger 300 of Energy Systems Investors' 775 Class A interests. As part of the same transaction, Zapco stockholders who acquire these Class A interests would acquire from us 1,935 of our Series B Warrants for each Class A interest. The Class A interests would represent approximately a 40% indirect interest in the 861,110 shares of our Series A Preferred Stock that are held by Energy Systems Investors. If Zapco stockholders acquire 300 Class A interests, they would receive in the aggregate Series B Warrants exercisable for 580,500 shares of our common stock and, if the Series A Preferred Stock were converted, an approximately 40% indirect interest in 3,444,440 shares of our common stock. Thus, as a result of the merger, the issuance to Zapco employees of options to acquire 944,000 shares of our common stock pursuant to our 2000 executive incentive compensation plan and assuming the acquisition by the Zapco stockholders of all 300 Class A interests and the related Series B Warrants, Zapco employees and stockholders would own, directly or indirectly 20.3% of our common stock on a fully diluted basis. The proceeds of the sale of the Class A interests will be used to pay part of Energy Systems Investors' promissory note to us in the principal amount of approximately $7.74 million, which, under the merger agreement, Energy Systems Investors is required to pay before the merger.


Interests of Certain Persons (See page [    ])

         Certain of our directors and executive officers may be eligible for incentive payments based on the future profitability of Zapco under our incentive plans. As of December 31, 2000, all of our executives and directors, as a group, beneficially owned approximately 59% of our outstanding shares on a fully diluted basis (without giving effect to the merger and the related issuances of our securities). Certain of our stockholders may have different interests in approving the merger from your interests as stockholders. In addition, as discussed below under "Interests of Related Persons," certain of our directors and executive officers and stockholders may have different interests in approving the other proposals from your interests as shareholders.


Conditions to the Merger (See page [    ])

         Completion of the merger is subject to certain conditions, including, among others described in more detail in this proxy statement:

         o our stockholders approving the merger and the related issuances of the US Energy Merger Securities and the Cinergy Securities;

         o         Cinergy Energy investing $11.5 million in Merger Sub;

         o the election of Bernard J. Zahren and Mark P. Strauch as directors of US Energy;

         o Zapco completing certain transactions described in this proxy statement;

         o         the consent of Zapco's principal lenders to the merger;

         o the payment in full, with certain exceptions, of $7.74 million owed to us by Energy Systems Investors, L.L.C., and

         o         the receipt of required consents from third parties.


Termination of  the  Merger  Agreement; Termination Fees; No  Solicitation
(See page [     ])

         We and Zapco can agree to terminate the merger agreement without completing the merger. In addition, in certain circumstances either of us can terminate the merger agreement.
Those circumstances include the following:

         o the merger is not completed by the date specified in the merger agreement, unless the terminating party failed to perform its obligations resulting in a delay of the closing date;

         o a government authority or court of competent jurisdiction permanently prohibits the merger;

         o our stockholders fail to approve the merger agreement and the proposals related to the merger in this proxy statement; or

         o        the    non-terminating    party   materially    breaches   any
                  representation or warranty or any covenant in the merger agreement, and does not cure the breach.


         Depending on the circumstances under which the merger agreement is terminated, we, Zapco or Cinergy Energy may be required to pay a termination fee to the other(s) ranging from $2 million to $5 million (but in the case of Cinergy Energy no more than $2 million), subject to limitations under Delaware law, if the merger agreement is terminated.

         The failure of our stockholders to approve the merger agreement and the proposals related to the merger in this proxy statement will not, by themselves, result in the payment of a termination fee by US Energy.

         Subject to exceptions described in this proxy statement, the termination fee agreement prohibits US Energy, Zapco and the directors, officers and representatives of US Energy and Zapco from soliciting any proposals or offers for, or participating in any discussions with respect to, a business combination with a third party prior to the closing of the merger or termination of the merger agreement.


No Approval or Dissenters' Rights (See page [    ])

         Under Delaware law, our stockholders have no dissenters' rights or appraisal rights with respect to the merger.


Federal Securities Law Consequences (See page [    ])

         This   document  does  not  cover  resales  of  the  US  Energy  Merger
Securities, the Cinergy Securities and the ZFC Securities, and no person is authorized to make any use of this document for any resale.

         Our securities to be issued in the merger and the related transactions are being offered in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, and various state securities laws. These securities will be "restricted securities" under Rule 144 of the Securities and Exchange Commission, and may be resold only in transactions permitted by the provisions of this rule. The holders of US Energy Merger Securities and Cinergy Securities are entitled to have their US Energy common stock issued or issuable in these transactions registered with the Securities and Exchange Commission for resale.


Material Federal Income Tax Consequences

         There are no tax consequences to the holders of our capital stock resulting from the merger or the Cinergy Energy investment.

Election of Directors (See page [    ])

         Five directors will be elected for a three year term. Three nominees for director, Irving Levine, Stanleigh G. Fox and Asher E. Fogel, are currently directors. The other two nominees, Bernard J. Zahren and Mark P. Strauch, have been nominated pursuant to the merger agreement (which requires their election), and will not serve as directors if the merger is not completed.

         The five persons receiving a plurality of the votes cast at our meeting shall be elected to serve as directors.


Proposal to adopt our Plan of Recapitalization (see page [ ])

         We have entered into an amended and restated plan of recapitalization with Lawrence I. Schneider, Henry Schneider and Energy Systems Investors, L.L.C. providing:

                  o the 1,138,888 shares of Series A Preferred Stock outstanding will be exchanged for the same number of shares Series D Preferred Stock with

                           (i) the dividends on the Series D Preferred Stock being 6% (the dividends on the Series A Preferred Stock are 9%), and

                           (ii) the Series D Preferred Stock being entitled to the benefits of the dividend payment protection fund (i.e. a fund to ensure that a certain level of dividends on the Series D Preferred Stock are paid);

                  o for the issuance of Series B Warrants to acquire 1,500,000 shares of our common stock at an exercise price of $4.00 per share, which warrants will become exercisable upon the plan's becoming effective; and

                  o the annual interest rate on the one-year $7.74 million limited recourse promissory note issued to us by Energy Systems Investors will decrease from 9.25% to 6.25% when the plan becomes effective.

         The plan of recapitalization will become effective after it has been approved by our stockholders and after the Internal Revenue Service issues a private letter ruling to the effect that completion of the plan will not have an adverse tax effect on the parties thereto.

         Approval of the plan of recapitalization requires the affirmative vote of a majority of the voting power present in person or represented by proxy and entitled to vote.


Proposal to adopt our 2000 Executive Incentive Compensation Plan (see page [  ])

         Our board of directors has adopted the 2000 executive incentive compensation plan (which is set forth as Appendix B to this proxy statement). This plan is intended to replace our 1998 executive incentive compensation plan because no further awards may be made under the 1998 plan. Our board's adoption of the 2000 executive incentive compensation plan (as well as all awards granted thereunder) is subject to your approval. This plan is designed to provide a means to attract, retain, motivate and reward directors, officers, employees and independent contractors by increasing their ownership interests in us through the grant of stock options and other awards. The total number of shares of our common stock that may be issued under this plan is approximately 10,000,000.

         Approval of this plan requires the affirmative vote of a majority of the voting power present in person or represented by proxy and entitled to vote.


Proposal to adopt of our 2000 Executive Bonus Plan (see page [             ])

         Our board of directors has adopted the 2000 executive bonus plan (which is set forth as Appendix C to this Proxy Statement) subject to your approval. This plan is designed to permit us to provide performance-based compensation to our executive officers. Participants are rewarded (i) for developing or acquiring certain new businesses which prove profitable in the aggregate and (ii) to the extent such businesses increase their profitability. We are seeking your approval of this plan since if we obtain such approval and comply with certain other requirements, we will be allowed tax deductions for awards under this plan.

         Approval of this plan requires the affirmative vote of a majority of the voting power present in person or represented by proxy and entitled to vote.

          THE MARKET PRICE FOR OUR SECURITIES AND DIVIDEND INFORMATION

         Our common stock trades on the Nasdaq SmallCap Market under the symbol USEY. The table below sets forth, for the periods indicated, the high and low sales prices for our common stock as reported by the Nasdaq SmallCap Market.


Price Range of Common Stock
                                                    Sales Prices

                                               High              Low
                                               ----              ---
Fiscal Year Ended January 31, 2000:
                  First Quarter                $2.94             $2.00
                  Second Quarter                3.47              2.31
                  Third Quarter                 2.94              1.88
                  Fourth Quarter                5.69              2.13

Fiscal Year Ended December 31, 2000:
                  First Quarter                $8.00             $2.63
                  Second Quarter                5.81              3.00
                  Third Quarter                 6.47              4.44
                  Fourth Quarter                5.84              2.88

Fiscal Year Ended December 31, 2001:
                  First Quarter                $5.06                $3.88
                  (through January [18], 2001)

         On January 18, 2001, the last sale price of our common stock as reported on the Nasdaq SmallCap Market was $4.63.

Price Range of Warrants

         Our publicly traded warrants were issued December 6, 1996, and began trading on the Nasdaq SmallCap Market under the symbol USEYW. The following table sets forth, for the period indicated, the high and low sales prices for the warrants as reported by the Nasdaq SmallCap Market.

                                                          Sales Prices

                                                   High                Low
                                                   ----                ---
Fiscal Year Ended January 31, 2000:
                  First Quarter                    $0.56               $0.31
                  Second Quarter                    0.56                0.28
                  Third Quarter                     0.47                0.25
                  Fourth Quarter                    1.75                0.28

Fiscal Year Ended December 31, 2000:
                  First Quarter                    $4.00               $0.50
                  Second Quarter                    2.38                0.97
                  Third Quarter                     2.84                1.44
                  Fourth Quarter                    2.38                0.97

Fiscal Year Ended December 31, 2001:
                  First Quarter                     $1.75               $1.31
                  (through January [18], 2001)


         On January 18, 2001, the last sale price of these warrants as reported on the Nasdaq SmallCap Market was $1.56.

Dividends

         We have not paid cash dividends on our common stock and, currently, do not anticipate paying cash dividends on our common stock. Our ability to pay cash dividends on our common stock may be limited by our outstanding shares of preferred stock and by the Series C and Series D preferred stock that we propose to issue, as more fully described in this proxy statement.

               FORWARD LOOKING STATEMENTS IN THIS PROXY STATEMENT

         This proxy statement and the documents incorporated by reference into this proxy statement contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to our and Zapco's financial condition, results or operations, business, business prospects and initiatives, new services and the expected impact of the merger on our and Zapco's financial performance and certain other matters. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause our and Zapco's actual results to differ materially from the results contemplated by the forward-looking statements; including, among other things, the inability to retain key employees after the merger, demand for electric power, the amendment or repeal of legislation that benefits independent power producers, the availability of federal tax credits designed to facilitate the development of the landfill gas industry, the availability of rate subsidies provided by state and local governments for "green power" and the availability of appropriate sites for landfill gas projects.

                      DISCUSSION OF FORWARD LOOKING RESULTS

         We expect that the merger will increase our assets, revenues and net income significantly and expand our operational capabilities substantially. We base our expectation on, among other things, the assumptions that (i) the Yankee Energy transaction, the ABB Energy Capital financing, the AJG Gasco transaction and the Cinergy Gasco transaction each are consummated before or at or around the time of the merger substantially on the terms described herein, (ii) all of Zapco's projects currently in development become operational in 2001. We believe that the increased net income generated by the transactions and projects described in the preceding sentence during the twelve months commencing March 31, 2001 will cause Zapco and us to be profitable during such period. Our expectation of improved financial results from the merger does not assume any reduction in operating expenses from the merger although we expect to realize savings from consolidation of efforts and economies of scale resulting from the merger.

                                  RISK FACTORS

         You should carefully consider the following risks, together with the other information contained in this proxy statement, before making any decisions. If any of the following risks occur, our business, financial condition or results of operations could be materially adversely affected and the trading price of our common stock and warrants could decline.


RISKS RELATED TO US ENERGY:

WE HAVE HAD A HISTORY OF LOSSES SUBSTANTIALLY THROUGHOUT OUR
EXISTENCE.

         We have a history of losses. Recent net losses before extraordinary items, litigation settlement costs and preferred stock dividends are as follows:

          For the year ended January 31, 1998................        ($752,000)
          For the year ended January 31, 1999................        ($522,000)
          For the year ended January 31, 2000................      ($1,205,000)
          For the nine months ended October 31, 2000...            ($1,144,000)

(Losses for the nine months ended October 31, 2000 include approximately $1.9 million of non-recurring changes, 1.3 million of which are non-cash charges).

WE HAVE ENTERED INTO THE MERGER AGREEMENT WITH ZAPCO BUT WE CANNOT BE CERTAIN THAT THE MERGER WILL BE CONSUMMATED OR THAT IT WILL PROVE PROFITABLE FOR US IF IT IS CONSUMMATED

         Because there are numerous conditions to the completion of the merger (including the election of Bernard Zahren and Mark Strauch to our board of directors, Zapco's obtaining the consent of its principal lenders, Cinergy Energy's paying $11.5 million to acquire an interest in Merger Sub, Zapco completing various acquisitions and Energy Systems Investors paying to us a promissory note in the principal amount of approximately $7.74 million), we cannot be certain that the merger will be consummated. If any of these conditions is not satisfied and not waived, the merger will not be consummated.

         For the ten months ended October 31, 2000 and the years ended December 31, 1999 and 1998, Zapco had net losses of ($5,539,000), ($3,707,000) and
($685,000) respectively. We anticipate that the merger will increase our earnings per share on a going forward basis, but we cannot be certain that it will be so. Factors that may result in the merger not increasing earnings per share are discussed more fully herein. No assurance can be given that Zapco will become profitable. Even if Zapco becomes profitable, we do not know what rate of return we will realize on our investment.

IF WE CONSUMMATE THE MERGER WITH ZAPCO, YOUR STOCK WILL BE
SIGNIFICANTLY DILUTED.

         At present, 7,748,207 shares of our common stock are issued and outstanding. In addition, we have granted options and warrants for an additional 10,343,025 shares of our common stock. We have issued 1,138,888 shares of our Series A Preferred Stock, which are convertible into 4,555,552 shares of our common stock, and 398 shares of our Series B Preferred Stock, which are convertible into approximately 109,793 shares of our common stock.

         If the merger and the related transactions are completed, we will have issued or be required to issue up to an additional 4,850,000 shares of our common stock which would represent approximately 18% of our common stock on a fully diluted basis after giving effect to such issuances.

WE MAY FACE SUBSTANTIAL IMPEDIMENTS TO COMPLETING FUTURE
ACQUISITIONS AND DEVELOPMENT PROJECTS.

         Our future growth strategy depends on our ability to identify and acquire appropriate companies or power facilities in our existing lines of business and operating in related lines of business, our ability to develop new energy projects, our ability to integrate the acquired and developed operations effectively and our ability to increase our market share. Many of our competitors are better known companies with significantly greater financial resources. We cannot assure you that we will be able to identify viable acquisition candidates or development projects, that any identified candidates or development projects will be acquired or developed, that acquired companies or power facilities and developed projects will be effectively integrated to realize expected efficiencies and economies of scale, or that any acquisitions or development projects will prove to be profitable. Acquisition of companies or power facilities and project development requires the expenditure of sizeable amounts of capital, and the intense competition among companies pursuing similar acquisitions and development projects may further increase our capital requirements. In the event that acquisition candidates or development projects are not identifiable or acquisitions or development projects are prohibitively costly, we may be forced to alter our future growth strategy. As we continue to pursue our acquisition and development strategy in the future, our stock price, financial condition and results of operations may fluctuate significantly from period to period.

         There may be liabilities which we fail or are unable to discover in the course of performing due diligence investigations on each company or business we seek to acquire, including liabilities arising from non-compliance with federal, state or local environmental laws by prior owners, and for which we, as a successor owner, may be responsible. We generally seek to minimize our exposure to these liabilities by obtaining indemnification from each former owner, or customer, as applicable, which may be supported by deferring payment of a portion of the purchase price. However, we cannot assure you that those indemnifications, even if obtainable, enforceable and collectible, will be sufficient in amount, scope or duration to fully offset the possible liabilities arising from the acquisitions or development projects.

WE HAVE LIMITED AVAILABLE CAPITAL, AND WE MAY NEED ADDITIONAL FINANCING IN THE FUTURE.

         We believe that our current and anticipated cash flow from operations and from the financing sources and transactions described in this Proxy Statement (see "Information about

Zapco - Financing Arrangements" and "Zapco Transactions") will be sufficient to meet our (including Zapco's) anticipated cash requirements for the next twelve months, however, there can be no assurance in this regard. Moreover, we have in excess of approximately $5 million cash available at present. If we were unable to generate cash flows from operations to fund our working capital needs, we would be required to obtain additional equity or debt financing to continue to operate our business. In addition, we anticipate that some projects, if undertaken, will require us to raise additional capital. If we should require additional capital, there can be no assurance that this capital will be available to us, or if available, that it will be on terms acceptable to us. If additional funds are raised by issuing equity securities, significant dilution to existing stockholders may result. If additional financing for projects is not available on acceptable terms, we may have to cancel, decline or defer new projects. Any inability by us to obtain additional financing to meet cash or capital requirements, if required, may have a material adverse effect on our operations.

ZAPCO  HAS  SUBSTANTIAL   INDEBTEDNESS  AND  IN  CONNECTION  WITH  ITS  EXISTING
INDEBTEDNESS HAS AGREED TO SIGNIFICANT RESTRICTIONS UPON ITS OPERATIONS, INCLUDING ITS ABILITY TO USE ITS CASH.

         Zapco's indebtedness includes loan arrangements with John Hancock Life Insurance Company and its affiliated lenders ("John Hancock") and ABB Energy Capital LLC, which at December 31, 2000 amounted to approximately $55.5 million and $1.1 million, respectively. Upon consummation of the financing transaction with ABB Energy Capital LLC respecting the Yankee Energy transaction and completion of the first phase of the Daimler Chrysler Corp. project in Toledo Ohio, the loan arrangement with ABB Energy Capital LLC shall increase to $14.8 million. Zapco has granted to John Hancock a security interest in a substantial portion of its assets and will grant ABB Energy Capital LLC a security interest in substantially all of the assets relating to the Yankee Energy transaction and the Daimler Chrysler Corp. project. Zapco has also agreed in these loan agreements to maintain a specified debt service coverage ratio and to restrictions respecting its right to engage in significant transactions outside the ordinary course of business, and to pay dividends to its shareholders (as a result of which Zapco may not be able to make dividends to US Energy). Further, revenues generated by the projects included in the collateral securing the John Hancock and ABB Energy Capital LLC loans, respectively, shall be delivered to John Hancock and ABB Energy Capital LLC respectively or their fiduciaries and released to Zapco only if conditions in the John Hancock and ABB Energy Capital LLC loan documents are satisfied including, without limitation, achievement of debt service coverage ratios. WE RELY HEAVILY ON OUR EXECUTIVE MANAGEMENT.

         We rely heavily upon our executive officers and key employees, particularly Goran Mornhed, who joined us on May 10, 2000 as President and Chief Operating Officer, Lawrence I. Schneider, our Chief Executive Officer, who assumed this position at the sudden unexpected death of our former President and Chief Executive Officer, Richard H. Nelson, on January 24, 2000 and Bernard J. Zahren who will become our Chief Executive Officer upon consummation of the merger. The loss of any of these persons could have a detrimental effect on us.

ALTHOUGH WE HAVE INSURANCE, IT MAY NOT COVER EVERY POTENTIAL RISK

ASSOCIATED WITH OUR OPERATIONS.

         Although we maintain insurance of various types to cover many of the risks that apply to our operations, including $2,000,000 of general liability insurance as well as separate insurance for each project and separate insurance for the operations of American Enviro-Services, our insurance will not cover every potential risk associated with our operations. The occurrence of a significant adverse event, the risks of which are not fully covered by insurance, could have a material adverse effect on our financial condition and results of operations. Moreover, no assurance can be given that we will be able to maintain adequate insurance in the future at rates we consider reasonable.


WE HAVE ISSUED MANY SECURITIES CONVERTIBLE INTO SHARES OF OUR COMMON STOCK AND WE HAVE MANY AUTHORIZED BUT UNISSUED SHARES OF OUR COMMON STOCK. THESE CONVERTIBLE SECURITIES AND UNISSUED SHARES MAY CAUSE THE MARKET PRICE OF OUR COMMON STOCK TO DROP SIGNIFICANTLY EVEN IF OUR BUSINESS IS DOING WELL.

         Excluding the US Energy Merger Securities and the Cinergy Securities, we have issued shares of our preferred stock, options, warrants and other securities convertible into 14,876,049 shares of our common stock. In addition, we have an additional 27,375,744 authorized and unissued shares. The market price of our common stock could drop significantly if the holders of these securities sell the underlying shares of common stock or if the market perceives that they are intending to sell them. The possibility that substantial amounts of our common stock may be issued or freely resold in the public market may adversely affect prevailing market prices for our common stock, even if our business is doing well.


RISKS RELATED TO OUR ENERGY BUSINESS:

THE ENERGY BUSINESS IS VERY COMPETITIVE AND INCREASED COMPETITION
COULD ADVERSELY AFFECT US.

         In addition to competition from electric utilities in the markets where our projects are located, our energy division also faces competition from approximately 150 companies currently involved in the cogeneration and independent power market throughout the United States. Some of these companies are larger and better financed than we are. Although we believe that we will be entering segments of the marketplace where we will not face extensive competition, we cannot assure you that we will be able to enter these markets or that there will not be competition in such markets.

WE OPERATE IN AN EMERGING INDUSTRY AND HAVE LIMITED MARKETING
CAPABILITIES.

         Although the cogeneration and independent power plant and landfill gas-to-energy industries have been in existence for a number of years, they are still in their development stages. As is typically the case in an emerging industry, levels of demand and market acceptance for products and services are highly uncertain. Further, we have limited financial, personnel and other resources to undertake extensive marketing activities.

WE MAY EXPERIENCE PROJECT DEVELOPMENT RISKS.

         Our ability to develop new projects is dependent on a number of factors outside our control, including obtaining power agreements, governmental permits and approvals, fuel supply and transportation agreements, electrical transmission agreements, site agreements and construction contracts. We cannot assure you that we will be successful in obtaining these agreements, permits and appraisals. Project development involves significant environmental, engineering and construction risks.

OUR BUSINESS OF OWNING AND OPERATING POWER PLANTS INVOLVES
CONSIDERABLE RISKS.

         The operation of power generation facilities involves many risks, including the breakdown or failure of power generation equipment, transmission lines or other equipment or processes and performance below expected levels of output or efficiency. Although the facilities in which we are or will be involved contain some redundancies and back-up mechanisms, we cannot assure you that those redundancies or back-up mechanisms would allow the affected facility to perform under applicable power purchase agreements. Renewable energy projects such as geothermal and landfill gas-to-energy projects are dependent upon fuel supplies which may experience significant adverse changes.

WE MAY LOSE OUR STATUS AS A QUALIFYING FACILITY.

         Under present federal law, we are not and will not be regulated as a holding company under the Public Utility Holding Company Act of 1935 ("PUHCA") as long as each power plant in which we have an interest is a qualifying facility under PURPA. A qualifying facility that is a cogeneration facility must produce not only electricity but also thermal energy for use in an industrial or commercial process or heating or cooling applications in specified proportions to the facility's total energy output and must meet specified energy efficiency standards. Under PURPA, a regulated electric utility company must purchase electricity at its avoided cost from an independent power plant which has qualifying facility status. Qualifying facility status is granted to power plants which use fossil fuel in a manner which allows for recovery and use of a specified percentage of otherwise rejected heat thereby achieving a higher degree of fuel efficiency. Qualifying facility status is also granted to power plants which use renewable energy sources, including geothermal, hydro, solar, wind, and waste products, without regard to heat recovery. A power plant using fossil fuel, which loses its ability to use recovered heat, could fall below the efficiency standards and thereby lose its qualifying facility status. The regulated electric utility company, which may have been required to purchase electricity from the power plant, could refuse to purchase that electricity once qualifying facility status was lost.

A SIGNIFICANT SOURCE OF ZAPCO'S REVENUES ARE GENERATED FROM SPECIAL TAX CREDITS PROVIDED FOR THE SALE OF LANDFILL GAS TO THIRD PARTIES AND THESE CREDITS WILL EXPIRE.

         Zapco benefits from Section 29 of the Internal Revenue Code of 1986, as amended. The Code provides that owners of landfill gas-to-energy sites that collect and sell landfill gas as a fuel are permitted to reduce their annual federal income tax liability with a tax credit based upon the volume of the landfill gas sold to unrelated third parties. The credit is available for landfill gas produced at sites that had existing gas collection facilities in place by June 30, 1998. These annual credits are available for qualifying sites until December 31, 2007, except that projects which were in operation prior to 1993 qualify for the tax credits only through 2002. Therefore the universe of projects eligible for credits is limited. The unavailability of these credits for future landfill gas-to-energy projects will make such future projects less appealing. The expiration of these credits for existing sites may make certain projects financially unviable.

WE MAY BE UNABLE TO ACQUIRE OR RENEW THE NUMEROUS PERMITS AND APPROVALS REQUIRED TO OPERATE POWER FACILITIES.

         The construction and operation of power generation facilities require numerous permits, approvals and certificates from governmental agencies, as well as compliance with environmental protection legislation and other regulations. While we and Zapco believe that we each are in substantial compliance with all applicable rules and regulations and that each of our projects has the requisite approvals and is operated as required by applicable laws, our operations and projects require compliance with a varied and complex body of laws and regulations that both public officials and private individuals may seek to enforce. There can be no assurance that new laws and regulations or amendments or revisions to existing laws and regulations which would have a materially adverse affect will not be adopted or revised, nor can there be any assurance that we will be able to obtain all necessary licenses, permits, approvals and certificates for proposed projects or that completed facilities will comply with all applicable permit conditions, statutes and regulations. In addition, regulatory compliance for the construction of new facilities is a costly and time consuming process. Intricate and changing environmental and other regulatory requirements may necessitate substantial expenditures to obtain permits, and may create a significant risk of expensive delays or loss of value if a project is unable to function as planned due to changing requirements or local opposition.

WE MAY FAIL TO COMPLY WITH ENVIRONMENTAL LAWS WHICH COULD RESULT IN SUBSTANTIAL REMEDIATION COSTS.

         As is the case in all power projects, strict environmental regulations established by federal, state and local authorities involving air and other emissions must be met. While we take reasonable precautions to ensure that applicable regulations are met and we do not undertake projects which do not or cannot meet these regulations, we cannot assure you that we are in continual compliance with all applicable regulations. Should a condition occur in which emissions standards at a specific project fall below allowable standards, there could be costs involved in remediating that condition. Additionally, as with all industrial sites, there are standards for the safe handling of fuels and chemicals which must be met. Again, we take reasonable precautions to ensure such standards are met. However, events may occur -- a fuel spillage for example -- which would require remediation with attendant costs.

ZAPCO'S PROJECTS ARE BASED UPON THE CONVERSION OF GASES ESCAPING

FROM LANDFILL, AND THE AMOUNT OF GAS DIMINISHES OVER TIME.

         Zapco develops landfill gas-to-energy projects by obtaining rights to the landfill gas from public or privately owned landfills. The decomposition of solid waste causes the release of methane gas, carbon dioxide, and other gaseous material into the ground and atmosphere. Landfills can emit landfill gas for more than 30 years. Landfills generally produce gas in increasing volumes during their initial years of operation and for several years after they are closed. Then the gas volume gradually declines over ensuing years. Therefore each project is likely to produce less revenue after the first three years following the landfill closing, and may become unprofitable as the volume of gas continues to decline. Thus in many cases it is not profitable to maintain projects more than a certain number of years following the closing of the related landfill.

ZAPCO'S ILLINOIS PROJECTS BENEFIT FROM SPECIAL ILLINOIS RATE SUBSIDIES AND THESE ILLINOIS RATE SUBSIDIES MAY NO LONGER BE AVAILABLE

         Zapco's Illinois-based landfill gas-to-energy projects (including two projects included in the Yankee Gas transaction) benefit from certain rate subsidies provided under Illinois law (the "Illinois Retail Rate Law") to electric generating projects using certain renewable fuels. Such rate subsidies permit Zapco to sell electricity generated from its Illinois projects at below market rates on a profitable basis. Eligibility for the subsidies under the Illinois Retail Rate Law is based on compliance with the requirements contained in the Illinois Retail Rate Law and related regulations. Zapco believes it is in compliance with these requirements. However, Zapco would lose all or some of the benefits provided by the subsidy if it were found to be in non-compliance with these requirements, or as a result of modifications to the Illinois Retail Rate Law or its regulations or the expiration or repeal of the Illinois Rate Law. In such event, the revenues and profits from the affected Illinois projects may be adversely impacted.

THE MARKET RATES FOR GREEN POWER MAY DECLINE AFTER
ZAPCO'S POWER PURCHASE AGREEMENTS TERMINATE

         The rates at which Zapco currently sells electricity generated by its landfill gas-to-energy projects are currently governed by long term power purchase agreements. Upon the expiration of these power purchase agreements, Zapco may either enter into new power purchase agreements or sell power from these projects into the market. In either event, revenues, profits and value of Zapco's projects may be adversely affected after Zapco's current power purchase agreements terminate if market rates for power decline.

ZAPCO MAY BE ADVERSELY AFFECTED BY CHANGES IN LAW

         Zapco's operations are subject to extensive federal state and local laws, regulations and ordinances which are subject to change in ways that cannot be anticipated today and which may have an adverse impact on Zapco's operations and financial condition.

RISKS RELATED TO OUR ENVIRONMENTAL BUSINESS:

OUR ENVIRONMENTAL DIVISION MUST COMPLY WITH A VARIETY OF LAWS AND

REGULATIONS. CHANGES IN THESE REGULATIONS COULD ADVERSELY AFFECT
OUR BUSINESS.

         Our environmental operations must comply with federal, state, territorial, provincial and local requirements which regulate health, safety, environment, zoning and land-use. Operating and other permits are generally required for transfer and storage facilities, some collection vehicles, storage tanks and other facilities owned or operated by us, and these permits can be revoked or modified and must be renewed. Although we believe that our facilities meet federal, state and local requirements in all material respects, we may be required to expend considerable time, effort and money to keep our existing or acquired facilities in compliance with applicable regulatory requirements, including new regulations, to maintain existing permits and approvals, and to obtain the permits and approvals necessary to increase our capacity. In addition, environmental regulatory changes could cause us to spend additional funds for corrective action for past and current operations at our facilities.

         We believe that each of our facilities has all necessary operating permits and that each permit will be renewed at the end of its existing term. However, the issuance or renewal of any permit could include conditions requiring further capital expenditures or corrective actions.

         These factors could increase substantially our operating costs and impair our investment in our facilities. These regulations are administered by the United States Environmental Protection Agency and various other federal, state and local environmental and health and safety agencies and authorities, including the Occupational Safety and Health Administration of the United States Department of Labor. The requirements are enforceable by injunctions and fines or penalties, including criminal penalties.

         The United States Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA") imposes liability on current and former owners and operators for damages to natural resources and the cleanup of sites from which there is a release or threatened release of a hazardous substance into the environment. Hundreds of substances are defined as "hazardous" under CERCLA and the release to the environment of these substances, even in minute amounts, can result in substantial liability. The statute provides for the remediation of contaminated facilities and imposes costs on the responsible parties. The expense of conducting this kind of cleanup can be significant. Even with our efforts to comply with applicable regulations and to avoid any unregulated release of hazardous substances to the environment, releases of these substances may occur as a result of our operations or those of our predecessors. Given the substantial costs involved in a CERCLA cleanup and the difficulty of obtaining insurance for environmental impairment liability, this liability could have a material impact on our business, financial condition and future prospects.

THE ENVIRONMENTAL BUSINESS IS VERY COMPETITIVE AND INCREASED
COMPETITION COULD ADVERSELY AFFECT US.

         The industrial waste industry is highly competitive. Our environmental division competes with local, regional and national companies of varying sizes, as well as counties and municipalities that maintain their own waste collection and disposal operations. The key competitive factors within the industrial waste industry include:

         o        the breadth of services offered;
         o        the price, quality and reliability of service; and
         o        the technical proficiency in handling waste properly.

         Knowledgeable customers are sensitive to the reputation and financial strength of the companies they use to collect, treat, recycle and dispose of their industrial waste primarily because customers, as the original generator of the waste, remain liable under federal and state environmental laws for improper disposal of waste. We cannot predict whether future competitive conditions will have a material effect on our business, financial condition or future prospects.

OUR ENVIRONMENTAL BUSINESS IS CYCLICAL AND ECONOMIC SLOW DOWNS IN THE BUSINESS CYCLE COULD ADVERSELY AFFECT US.

         The industrial waste and environmental spill response industries are cyclical. Industrial waste is dependent upon a stream of waste from industries which are cyclical. If those cyclical industries slow significantly, the business that we receive from those industries is likely to slow and our business would slow as a result. Also, our business is somewhat seasonal because less waste is received in winter months due to difficult working conditions.

                               THE ANNUAL MEETING

Purpose

         We are furnishing this proxy statement to you in connection with the solicitation of proxies by our board of directors. Our board of directors will use the proxies at our meeting to be held on [ ], 2001 and at any adjournment or postponement thereof for purposes of considering and voting upon the following proposals:

         o Approval of the merger agreement (including the related issuances of the US Energy Merger Securities, the Cinergy Securities and the ZFC Securities).

         o Election of five Class III Directors to hold office for a term of three years or until their successors are duly elected and qualified or their earlier death, resignation or removal

         o         Approval of our plan of recapitalization.

         o         Approval of our 2000 executive incentive compensation plan.

         o         Approval of our 2000 executive bonus plan.

         o Transacting such other business as may properly come before the stockholders at the meeting and any adjournments or postponements thereof.


Date, Place and Time

         The annual meeting of our stockholders will be held on [       ], 2001,
at [            ], New York, New York at [                 ] a.m. New  York City
time.

Record Date

         Our board of directors fixed the close of business on [ ], 2001 as the record date for the annual meeting. Accordingly, only holders of our common stock and our Series A Preferred Stock of record at the close of business on [ ] 2001, will be entitled to notice of, and to vote at, the annual meeting.


Stockholders Entitled to Vote

         At the close of business on [January 18,] 2001 there were [7,748,207] shares of common stock outstanding and 1,138,888 shares of our Series A Preferred Stock outstanding. Each share of our common stock is entitled to one vote and each share of Series A Preferred Stock is entitled to four votes on all matters to be voted upon at the Annual Meeting. Holders of our

Series B Preferred Stock are not entitled to vote at the Annual Meeting.

Vote Required; Voting at the Meeting; Voting Agreement

         A majority of the combined voting power of our shares of common stock and Series A Preferred Stock outstanding on the record date, present either in person or by proxy at the meeting, constitutes a quorum. Directors are elected by a plurality vote and the five nominees who receive the most votes will be elected to serve as our directors. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election. Each other proposal requires the affirmative vote of a majority of the voting power present in person or represented by proxy and entitled to vote on the proposal for approval. Abstentions have the effect of a negative vote with respect to these proposals while broker non-votes do not affect the outcome of these proposals.

         Of the 1,138,888 shares of Series A Preferred Stock outstanding as of the record date, 861,110 are beneficially owned by Energy Systems Investors. The 3,444,440 votes represented by these 861,110 shares of Series A Preferred Stock are currently neutralized; they must be voted on all matters submitted to our stockholders in the same proportion that the non-neutralized shares present at the meeting are voted. The neutralization of these 861,110 shares of Series A Preferred Stock ends to the extent the note issued by Energy Systems Investors to us in the aggregate principal amount of approximately $7.74 million is paid. Specifically, for each $8.99 in principal amount of this note that is paid, one share of Series A Preferred Stock is released from this voting restriction. We do not anticipate that this note will be paid prior to our meeting and accordingly, it is anticipated that the 3,444,440 votes represented by these 861,110 shares will likely be voted in the same proportion that the non-neutralized shares are voted.

         Excluding the 861,110 neutralized shares of Series A Preferred Stock, our executive officers, directors and the holders of shares with a combined voting power of 3,023,520 votes have indicated their intent or have agreed, pursuant to the voting agreement, to vote in favor of the merger agreement, and the election of Bernard J. Zahren and Mark P. Strauch to our board of directors and in favor of our 2000 executive incentive compensation plan.

         The   stockholders   of  Zapco  have  approved  the  merger   agreement
unanimously.

Voting of Proxies

         All properly executed proxies received before the vote at the annual meeting, and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated on a returned proxy, such proxies will be voted:

         o FOR the approval of the merger agreement including the related issuances of the US Energy Merger Securities, the Cinergy Securities and the ZFC Securities;

         o        FOR the election of the five nominees for directors;

         o        FOR the approval of our plan of recapitalization;

         o FOR the approval of our 2000 executive incentive compensation plan;

         o        FOR the approval of our 2000 executive bonus plan; and

         o in the discretion of the board with respect to such other business as may properly come before the meeting, including any adjournments or postponements thereof.

         A stockholder who has given a proxy solicited by our board of directors may revoke the proxy by:

         o         giving written notice of revocation to our Secretary;

         o         delivering a later dated proxy to our Secretary; or

         o         attending the annual meeting and voting in person.


         Any written notice of revocation or subsequent proxy must be sent to U.S. Energy Systems, Inc., One North Lexington Avenue, White Plains, New York 10601, Attn: Barbara Farr so as to be delivered at or before the taking of the vote at our meeting. Such notice may also be sent by fax (914) 993-5190 by 5:00 p.m. on the date preceding the meeting date.


Solicitation of Proxies

         The entire cost of solicitation of proxies, including expenses in connection with preparing and mailing this proxy statement, the proxy and any additional information furnished to the stockholders, will be borne by us. Copies of solicitation materials will be furnished to banks, brokerage houses, nominees, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others, to forward to such beneficial owners. We will reimburse persons representing beneficial owners of our capital stock for their costs in forwarding solicitation materials to such beneficial owners.

         Original solicitation of proxies by mail may be supplemented by telephone, telegram, e-mail and personal solicitation by directors, officers or other regular employees or agents of US Energy. No additional compensation will be paid to directors, officers or other regular employees or agents for such services. We may also use a proxy solicitor. The persons named to act as proxies on your behalf were selected by our board of directors.


Rights of Dissenting Stockholders

         Under Delaware law, our stockholders have no dissenters' rights or appraisal rights with respect to the merger.


Recommendation of our Board of Directors

         Our board of directors has unanimously determined that the terms of the merger and the related transactions are in our and your best interests. Our board of directors recommends that our stockholders vote:

                  FOR the approval of the merger agreement including the related issuances of the US Energy Merger Securities, the Cinergy Securities and the ZFC Securities;

                  FOR the election of the five nominees for director - Irving Levine, Stanleigh G. Fox, Asher E. Fogel, Bernard J. Zahren and Mark P. Strauch (the latter two conditioned upon consummation of merger);

                  FOR the plan of recapitalization;

                  FOR our 2000 executive incentive compensation plan; and

                  FOR our 2000 executive bonus plan.



                             INFORMATION ABOUT ZAPCO

Background

         Zapco is one of the largest developers of landfill gas-to-energy projects in the United States. Landfill gas is produced through the natural degradation process that occurs within a solid waste landfill. Methane is the major component in landfill gas. The fuel value of landfill gas is very high and it can be substituted for most fossil fuels. Zapco recovers a significant portion of this gas before it escapes into the atmosphere and converts it into useable forms of energy. The escaping landfill gas is a potent greenhouse gas. The capture and elimination of this gas is a significant benefit to the environment and has value in the evolving emissions trading market.

         The industry, according to the Environmental Protection Agency's Landfill Methane Outreach Program, has grown from nine operating sites in 1980 to 89 in 1990, and is expected to have over 380 such facilities operating in 2001. The landfill gas-to-energy industry has been dependent upon, among other things, (i) federal, state, and local tax incentives, (ii) environmental concerns and actions to improve the environment, and (iii) federal and state energy executive and legislative action.

Tax Incentives

         The Federal government has decided to promote alternative energy sources by providing for a tax credit to be given to investors in alternative energy projects. Section 29 of the Internal Revenue Code provides that owners of facilities that collect and sell landfill gas, a qualifying fuel, are permitted to reduce their annual federal income tax liability with a tax credit. The value of this credit is set by the law and is based upon the energy value in a volume of the landfill gas sold to unrelated third parties. The credit is currently available for landfill gas produced at sites that had existing gas collection facilities in place at June 30,1998. These credits are available annually for qualifying sites through December 31, 2007, except that projects that were in operation prior to 1993 will qualify for the tax credits only through 2002.

         Some states have also instituted programs that are based upon tax incentives. For example, Illinois has a program that requires utilities to extend loans to generators of power from landfill gas based upon the energy produced and sold. The funding for these loans comes from a credit against the sales tax which the utilities pay.

Legislative Actions

         Zapco has also benefited from PURPA, which requires local electrical utilities to purchase electric power from qualifying facilities at the utility's "avoided cost" (i.e., the incremental cost of a utility to generate another kilowatt hour of power). Typically, these independent power producers enter into long-term power purchase agreements with the local electric utilities. These contracts provide a consistent secure revenue stream to the individual projects.

         The current process of deregulation of the energy market facilitates the direct sale of energy, either as gas or electricity, to end users as well as utilities. The unbundling of the distribution systems has created markets for independent power producers and alternative energy suppliers. In connection with this process of deregulation, many states including Connecticut, Massachusetts and Texas have created incentives for the generation of power from renewable sources. The renewable portfolio standards provide for a firm percentage of the power supplied or sold within a specific state to be from an alternative renewable energy source, such as landfill gas.

Environmental Factors

         The Environmental Protection Agency ("EPA") promulgated New Source Performance Standards (NSPS) and Emission Guidelines (EG) for landfills in 1996 pursuant to the Clean Air Act. As a result of these regulations is major landfills (as defined by EPA criteria) are required to install active landfill gas collection systems. In 1996, the EPA estimated that some 700 additional landfills will eventually have such systems.

         The alternative energy industry, including the landfill gas-to-energy industry, has also benefitted from increased environmental awareness globally. In particular, the world-wide rising concern about the effect of greenhouse gas and other emissions into the atmosphere is leading to the formation of markets to trade in emission credits. These credits are generated by the reduction of emissions of, among other gases, methane and carbon dioxide. Landfill gas-to-energy projects generate emission credit that may provide an additional source of revenue for Zapco.

Projects.

         As of December 31, 1998, 1999 and 2000, Zapco had installed generating capacity of 25, 36 and 45 megawatts, respectively, and immediately prior to the completion of the merger, Zapco will have approximately 60 megawatts of installed generating capacity.

         Set forth below is a chart of Zapco's landfill gas-to-energy and cogeneration projects

(including projects under construction):

Operating Projects
                                           Electrical Generation Plants
                                           ----------------------------

                                                                                                               Installed
                      Placed in                             Energy            Contract           2000 KWH         name
Project                Service       Energy Type          Purchaser           Expiration        Production 1    plate MW
                                                                                                               capacity

Barre                   1996         Electricity         New England         December 2015         5,943           .95
Barre, MA                                                   Power
Stop & Shop 2           1995      Electricity/Steam      Stop & Shop         October 2009          15,922         2.46
Readville, MA
SPSA                    1994         Electricity       Virginia Power         April 2012           23,905          3.2
Suffolk, VA                                                  Co.
Burlington              1992         Electricity         Burlington            May 2006            2,766           .7
Burlington, VT                                            Electric
Oceanside               1991         Electricity         Long Island         February 2006         9,846           3.6
Hempstead, NY                                           Lighting Co.
Hamms                   1990         Electricity       Jersey Central        January 2007          7,585           1.2
Lafayette, NJ                                                P&L
Oyster Bay              1989         Electricity         Long Island         December 2010         1,565           1.2
Oyster Bay, NY                                         Power Authority
Onondaga                1988         Electricity       Niagara Mohawk          July 2007           3,580           1.2
Onondaga, NY                                                Power
Manchester              1988         Electricity         Connecticut         October 2008          4,614           .85
Manchester, NH                                          Cooperatives
Amity                   1988         Electricity        Penn Power &          April 2002           7,302          1.95
Taylor, PA                                                Light Co.
Smithtown               1986         Electricity         Long Island         November 2010         2,126           1.2
Smithtown, NY                                           Lighting Co.
Dolton                  1998         Electricity        Commonwealth          April 2006           3,696           5.2
Dolton, IL                                                 Edison
122nd Street            1998         Electricity        Commonwealth           May 2006            9,367            3
Chicago, IL                                                Edison
Willow Ranch            1998         Electricity        Commonwealth          April 2006           5,409            1
Romeoville, IL                                             Edison
Brickyard               1999         Electricity       Illinois Power        December 2008         13,852         3.95
Danville, IL

--------

        1 2000 KWH production amounts are subject to final adjustment based on the utility company end user reported amounts.


         2 A natural gas powered cogeneration power plant. Stop & Shop provides the natural gas, thereby assuming the risk that fuel prices may rise.

                                                                                                                Installed
                     Placed in                            Energy              Contract           2000 KWH        name
Project               Service       Energy Type          Purchaser           Expiration         Production     plate MW
                                                                                                   (000s)       capacity

Streator                1999         Electricity        Commonwealth         January 2009          5,419          1.97
Streator, IL                                               Edison
Dixon/Lee               1999         Electricity        Commonwealth         October 2008          13,391         2.56
Dixon, IL                                                  Edison
Roxanna                 1999         Electricity       Illinois Power        November 2008         23,007         3.96
Roxanna, IL
Upper Rock 3            2000         Electricity         MidAmerican          April 2010           13,874         2.96
East Moline, IL                                            Energy


                              Gas Pipeline Projects
                              ---------------------

                                                                                                 2000
                     Placed in                           Energy              Contract            MmBtu
Project              Service       Energy Type          Purchaser           Expiration         Production
                                                                                                 (000s)

Cape May                1996         Med Btu Gas        State of New          August 2010         133
Upper                                                      Jersey
Township, NJ
Bondi Island            1994         Med Btu Gas           City of             May 2005            43
Springfield, MA                                          Springfield
Tucson                  1999         Med Btu Gas       Tucson Electric       December 2011        439
Tucson, AZ                                                  Power
SPSA/CIBA 4          June 2001       Med Btu Gas      Ciba Specialties       December 2008         N/A
Suffolk, VA                                               Chemicals

                                                           Other
                                                           -----

                     Placed in                             Energy              Contract          Production
Project                Service       Energy Type          Purchaser           Expiration           (000s)
-------               --------       -----------          ---------           ----------          -------
Garland                 2000         Med Btu Gas       City of Garland       October 2010        8,740 tons
Garland, TX                                             Rowlett Creek                              of wet
                                                       Water Recycling                             sludge
                                                            Ctr.
Toledo                January        Med Btu Gas      Daimler Chrysler        March 2012            N/A
Toledo, OH              2002
Brown 5                  -                -                   -                    -                 NA
Brown County,
   WI

             Set forth below is a summary of the projects that will be acquired in the Yankee Energy transaction including projects under construction:

                                                                                                     Installed
                                                                                                      name
                                                                                                     1999 KWH         plate
                        Placed in                             Energy              Contract          Production          MW
      Project             Service       Energy Type          Purchaser           Expiration           (000s)         capacity
      -------             -------       ------ ----          ---------           ----------           ------         --------

Morris                     2000         Electricity        Commonwealth          April 2011             NA              4
Morris, IL                                                    Edison
Brookhaven 6               1997         Electricity         Long Island          April 2008             NA              6
Brookhaven, NY                                            Power Authority
Countryside 7            January        Electricity        Commonwealth      10 yrs. from Start         NA              8
Grayslake, IL              2001                               Edison                Date


Project Operation

          The decomposition of organic materials in solid waste landfills produces the landfill gas, which is mostly methane and carbon dioxide. The gas, if not captured by a collection system, will escape the surface of the landfill and go into the atmosphere. The volume of gas created is directly related to the volume of refuse deposited into the landfill. The rate at which the gas is produced will vary depending principally on climate conditions. The decomposition process starts when the waste is deposited and increases for a short time, peaking at about two to three years and then gradually declining for a period of twenty to fifty years.

         Zapco develops landfill gas-to-energy projects by first obtaining the rights to collect landfill gas from the owner of a landfill. The rights to collect gas from publicly-owned sites are usually acquired through a bidding process, while the rights to collect gas from private sites generally are obtained through negotiations. In determining whether to bid or negotiate for the right to collect landfill gas, Zapco evaluates the gas producing potential of the sites.

         At the same time it is negotiating or bidding to obtain the rights to the gas for a particular site, Zapco identifies the most financially attractive option for the sale of the energy content. The most common use of the energy is to produce electricity for sale to the local utility. An alternative use of the landfill gas is as a replacement for alternative fuels in a boiler.

         In addition to generating revenue from the sale of energy, landfill gas projects may generate revenue from other sources including (i) fees from the landfill owner, (ii) emission credits, and (iii) tax credits.
--------
         3 Partial year operations.
         4 Under construction.
         5 The gas collection system for this project has been operational since 1998; however, no generating company has been formed for this project nor has any party agreed to purchase the energy such project could generate. The generating component of the project is under development.
         6 Zapco will own, operate and maintain the engines. Zapco will lease the engines to an unrelated third party who will pay Zapco a rate per Kwh. The third party will sell the output to a utility. This leasing/operations and maintenance arrangement will expire in 2008.
         7 Under construction.

         The Section 29 tax credit is created when the alternative fuel, i.e., the landfill gas, is sold to an unrelated third party. This requires that the seller and the buyer of the gas be two separate companies. Accordingly, most of the landfill gas-to-energy projects are divided legally into two entities. These two entities are commonly called a gas collection entity or a Gasco and an electrical generating facility or a Genco. Gascos and Gencos are normally formed as limited partnerships or limited liability companies. The Gasco will sell the landfill's gas to the Genco which creates tax credits for the Gasco. Zapco obtains investors who purchase equity interests in the Gasco and thereby utilize the credits.

         Zapco also develops, designs, finances, constructs, and operates either the electrical generating station (through a Genco) or the pipeline for delivering gas to the Genco (through a "Transco"). Zapco will hold at least a majority of the economic and voting interests of the Genco.


Financing Arrangements

         Zapco has borrowed approximately $56.6 million from John Hancock and its affiliates and ABB Capital Energy LLC and the terms of those borrowings impose significant limitations upon Zapco.

John Hancock Financing Arrangements

         Set forth below is a summary of the material terms of Zapco's financing arrangements with John Hancock.


Borrower:                  Zapco  and a  number of its  subsidiaries (other than
                           BMC Energy LLC  and Hoffman Road  Energy Partners LLC
                           ("BMC Energy" and "Hoffman Energy" respectively)

Lender: John Hancock Life Insurance Company, and/or its affiliates and managed accounts.

Loans: An aggregate of $55.5 million due December 31, 2014 of which $42.3 million and $3.3 million in principal amount bears interests at the rate of 9.47% and 9.37% per annum.

                           $9.9 million in principal amount of loans due December 31, 2014 bears a quarterly adjustable rate of interest equal to 239 basis points over the three month LIBOR. As of December 31, 2000, the floating rate was 8.8% per annum.

Closing: The initial closing for $45.8 million occurred on January 28, 2000. The second financial closing for $9.7 million occurred on October 13, 2000.

Use of Proceeds:           To refinance the  existing project  and  construction
                           projects (other than the Yankee Energy and the Daimler Chrysler projects), provide construction and term financing for construction projects and acquisitions, fund transaction costs, and general corporate purposes.

Amortization:              Principal and interest  on  these  loans are paid in
                           equal self-amortizing quarterly installments of principal and interest over the 15 year term.


Optional                   Optional prepayments of the fixed rate notes are
Prepayments:               subject to a prepayment premium based on a make-whole
                           formula. The floating rate notes may be prepaid at any time without penalty or premium.

Security:                  The loans  are secured by a  substantial portion  of
                           Zapco's assets relating to certain projects (other than BMC Energy's assets). A substantial portion of Zapco's revenues relating to certain projects are paid into a trust account and then disbursed by a fiduciary trustee to third parties or allocated to certain operating, maintenance and reserve accounts.
                           Funds available after such disbursements or allocations may be accessed by Zapco provided that, as further described below, the conditions for distributions to shareholders are met.

Covenants:                 Usual and customary for credit facilities of this
                           type, including:

                           o Limitation on Distributions - with certain exceptions, Zapco and its subsidiaries generally may not pay any dividends unless (i) no default or event of default exists and (ii) the Zapco projects collateralizing the John Hancock loan have met or exceeded a debt service coverage ratio of 1.25 to 1 for four consecutive quarters immediately prior thereto and shall on a pro forma basis meet or exceed a debt service coverage ratio of 1.25 to 1 for four consecutive quarters. As of the quarter ending September 30, 2000, the debt service coverage ratio was 1.5 to 1. Accordingly Zapco's ability to pay dividends to its stockholders after completion of the merger (i.e., to us and Cinergy Energy) is limited by the terms of the loan.

                           o Limitations On Additional Indebtedness - Zapco is not entitled to incur additional corporate debt unless the Zapco projects collateralizing the John Hancock loan have met or exceeded a debt service coverage ratio of 1.75 to 1 for four consecutive quarters prior thereto and shall on a pro forma basis for the remaining term of the loan meet or exceed a minimum debt service coverage ratio of 1.50 to 1 and an average of 1.75 to 1. John Hancock shall have a right of first offer on any additional debt to be issued. John Hancock has approved the ABB Capital Energy LLC financing transactions described below.

                           o Project and Subsidiary Debt - Zapco may not incur additional indebtedness on any of the projects included in the collateral documents or additional subsidiary indebtedness.

                           o Significant Transactions - generally, Zapco may not, without the consent of this lender, engage in any sale or acquisition of assets outside the ordinary course of business, acquire equity interests of a third party, or engage in a merger transaction with a third party.

ABB Financing Arrangements

         Set forth below is a summary of the material terms of the loan made by ABB Capital Energy in connection with the Yankee Energy transaction:

Borrower:                  BMC Energy, a subsidiary  of  Zapco and the purchaser
                           of the interests and assets in the Yankee Energy transaction.

Lender: ABB Energy Capital and/or its affiliates and assignees.

Loans:                     $12.9 million due 10 years from financial closing.

                           $600,000 due 10 years from financial closing.

                           The interest rate on both loans will be 450 basis points (including interest rate lock in fee) over a designated seven year treasury rate measured as of financial closing. To the extent any of the financing represents construction financing the rate will be 500 basis points over one month LIBOR. As of February ___, 2001 the interest rate (including the interest rate lock-in fee) was approximately [10%].

Closing:                   Financial closing [occurred] on [February] ___, 2001.

Use of Proceeds: The proceeds of the loans will be used to (a) finance the Yankee Energy transaction, and (b) provide construction financing for the completion of construction of the Yankee Energy Countryside project.

Amortization:              Principal and interest on the loans are repaid in
                           equal self-amortizing quarterly installments of principal and interest over the 10 year term.

Optional
Prepayments:               Optional prepayments of the loans is  subject to a 3%
                           prepayment penalty or a make-whole premium, whichever is higher.

Security:                  The loan is secured by all  of  the assets and equity
                           interests of BMC Energy, with certain exceptions. All
                           of  BMC  Energy's revenues (with  certain exceptions)
                           are  paid  into an account maintained  by  ABB Energy
                           Capital  and  then  distributed  to  third parties or
                           allocated  to  specified accounts including operating
                           and reserve accounts.  Funds that are not distributed
                           to  third  parties  or  otherwise  allocated  may  be
                           accessed by  BMC  Energy  provided that  among  other
                           things, (i) no default or event of default exists and
                           (ii) BMC Energy has met or  exceeded  a  debt service
                           coverage ratio  of  1.25 to 1  for  a period of  four
                           consecutive quarters prior to the distribution and on
                           a pro
                           forma  basis BMC  Energy  shall meet or exceed a debt
                           service   coverage  ratio  of  1.25  to  1  for  four
                           consecutive  quarters.  On a  pro-forma  basis  Zapco
                           anticipates that BMC Energy shall maintain at least a
                           1.57 to 1 debt service coverage ratio, although there
                           is  no   assurance   this  rate  will  be   achieved.
                           Accordingly, BMC Energy's right to receive cash from its projects may be limited by the terms of the ABB loan.


Recourse:                  None to us or Zapco.


Covenants:                 Usual and customary for credit facilities of this
                           type including, without limitation:

                           o Borrower Additional Debt - BMC Energy is not entitled to incur additional corporate debt unless BMC Energy has met or exceeded a debt service coverage ratio of 1.25 for four consecutive quarters prior to the incurrence of additional debt and on a pro forma basis meet or exceed a minimum debt service coverage ratio of 1.25 to 1 and an average of 1.25 to 1 on a pro forma basis for the remaining term of these loans.]

                           o Significant Transactions - Generally, BMC Energy may not, without the consent of this lender, engage in any sale or acquisition of assets outside the ordinary course of business with a third party, acquire equity interests of a third party, or engage in a merger transaction with a third party.

                           o   Distributions   -  BMC   Energy   may  not   make
                           distributions to Zapco while an event of default exists under these loans.

         Set forth below is a summary of the material terms of the loan made by ABB Energy Capital in connection with the Daimler Chrysler Corp. ("DCC") project in Toledo Ohio:

Borrower:                  Hoffman Energy Partners LLC ("Hoffman Energy
                           Partners"), a subsidiary of Zapco and the developer of the DCC project.

Lender: ABB Energy Capital and/or its affiliates and assignees.

Loans: Tranche A up to $1,330,000 due 10 years from conversion to term loan.

                           Tranche  B  up  to  $1,500,000   due  10  years  from
                           conversion to term loan.

                           The interest rate on these loans is 450 basis points (including interest rate lock-in fee) over a designated seven year treasury rate measured as of financial close. To the extent any of the financing represents construction financing the rate would be
                           500 basis points over one month LIBOR prior to conversion of the loan to a term loan. As of January 18, 2001 the interest rate (including the interest rate lock in fee) was approximately 10%.

Closing: Financial closes on Tranche A occurred on November 28 and December 29, 2000.

Use of Proceeds:           The proceeds of the loans will be used as follows:
                           Tranche A: to finance the construction of a gas recovery system, gas processing facility and gas transmission pipeline and Tranche B: to finance construction of boiler and conversion work at the DCC plant in Toledo Ohio. In the event DCC does not consent to the boiler and conversion work, Tranche B will not close and Hoffman Energy Partners will transfer all rights to the project to the City of Toledo, which will assume Hoffman Energy Partners' obligations under Tranche A.

Amortization               Principal and interest on the loans will be repaid in
                           equal  self  amortizing  quarterly   installments  of
                           principal and interest over the 10 year term.

Optional
Prepayments:               Optional prepayments of the loans is subject  to a 3%
                           prepayment penalty or a make-whole premium whichever is higher.

Security:                  The loans  are secured  by  substantially all of the
                           assets  and  equity interests  of Hoffman  Energy
                           Partners.  Substantially  all  of Hoffman  Energy
                           Partners' revenues are paid into a lock-box account maintained by ABB Energy Capital and then distributed to a third parties or allocated to specified accounts including operating and reserve accounts. Funds that are not distributed to third parties or otherwise allocated may be accessed by Hoffman Energy Partner provided that certain conditions are met, including, without limitation, absence of defaults and achievement of a 1.25 to 1 debt service coverage on a 12 month trailing basis. On a pro-forma basis Zapco anticipates that Hoffman Energy Partners shall maintain at least a 1.42 to 1 debt service coverage ratio although there is no assurance this rates shall be achieved. Accordingly Hoffman Energy Partners' ability to receive distributions to pay dividends to Zapco and Zapco's ability to make distributions to us or Cinergy Energy may be limited by the terms of this loan.

Recourse:                  None.

Covenants:                 Usual and customary for credit facilities of this
                           type including, without limitation:

                           oLimitations On Additional Indebtedness - Hoffman Energy Partners is not entitled to incur additional corporate debt unless it has met or exceeded a debt service coverage ratio of 1.25 to 1 for four consecutive quarters prior to the incurrence of additional debt and shall on a pro forma basis meet or exceed for four consecutive quarters a minimum debt service coverage ratio of 1.25 to 1 and an average of
                           1.25 to 1 on a pro forma basis (as approved by the independent engineer) for the remaining term of these loans.

                           o Limitations   on   Significant   Transactions   -
                           Generally, Hoffman Energy Partners may not, without the consent of the lenders, engage in any sale or acquisition of assets outside the ordinary course of business with a third party, acquire equity interests of a third party, or engage in a merger transaction with a third party.

                           o  Limitation  on   Distributions  -  Hoffman  Energy
                           Partners may not make distributions to Zapco while an event of default exists under these loans.

Regulation

         Under present federal law, Zapco is not and will not be subject to regulation as a holding company under PUHCA as long as each power plant in which it has an interest is a qualifying facility as such term is defined under PURPA or meets the criteria for another exemption. In order to be a qualifying facility, a facility must be not more than 50% owned by an electric utility or electric utility holding company. A qualifying facility that is a landfill gas-to-energy generation facility is eligible for qualifying facility status by virtue of its renewable energy fuel source. If one of the projects in which Zapco has an interest were to lose its qualifying facility status and not receive another PUHCA exemption, the limited liability company or partnership operating the project could become a public utility company, which could subject Zapco and, following the merger, us, to various federal, state and local laws, including rate regulation. In addition, loss of qualifying facility status could allow the power purchaser to cease taking and paying for electricity or to seek refunds of past amounts paid and thus could cause the loss of some or all contract revenues or otherwise impair the value of a project. This could trigger defaults under provisions of the applicable project contracts and financing agreements. There can be no assurance that if the power purchaser ceased taking and paying for electricity or sought to obtain refunds of past amounts paid, the costs incurred in connection with the project could be recovered through sales to other purchasers.

         Each of Zapco's projects meets PURPA's ownership requirements and other standards and is a qualifying facility. However, qualifying facility status does not exempt an independent project producer from state utility law regulation or retail sales in those states where the sale of electricity directly to an industrial or commercial customer is regulated as a retail sale. None of Zapco's projects is currently subject to utility regulation.

         The construction and operation of power generation facilities require numerous permits, approvals and certificates from appropriate federal, state and local governmental agencies, as well as compliance with environmental protection legislation and other regulations. While Zapco believes that it is in substantial compliance with all applicable rules and regulations and that its projects have the requisite approvals and are operated as required by applicable laws, its operations and projects require compliance with a varied and complex body of laws and regulations that both public officials and private individuals may seek to enforce. There can be no assurance that new or existing laws and regulations which would have a materially adverse affect would not be adopted or revised, nor can there be any assurance that Zapco will be able to obtain all necessary licenses, permits, approvals and certificates for proposed projects or that completed facilities will comply with all applicable permit conditions, statutes or regulations. In addition, regulatory compliance for the construction of new facilities is a costly and time consuming process. Intricate and changing environmental and other regulatory requirements may necessitate substantial expenditures for permitting, and may create a significant risk of expensive delays or loss of value if a project is unable to function as planned due to changing requirements or local opposition.

         Upon completion of the merger, Zapco's status as a subsidiary of a public utility holding company (i.e. Cinergy) will place certain limitations on Zapco's ability to pursue projects outside of the U.S. However, Zapco's prior operations have been wholly within the U.S., and management does not believe these limitations could have adverse effect on the future operations of Zapco.

Competition

         Zapco's competition in the landfill gas-to-energy industry includes companies similar to itself, non-regulated subsidiaries of major utilities, small local developers, and landfill owners themselves. As of December 2000, the Environmental Protection Agency's Landfill Methane Outreach Program website identifies over 380 projects they expect to be operational in 2001. No one developer has more than 9% of these projects. Waste Management, the largest solid waste company and owner-operator of landfills, has 9%, the largest share. NEO, a subsidiary of Northern States Power, has 8%. Gas Recovery Systems, an independent purchaser of operating projects, has 8%. Zapco has a little over 7% of this market. The eight largest owners and operators of landfill gas-to-energy projects have about 46% of the market with most of the balance either with small landfill owners or small local developers. Zapco's name recognition, its long operating history, its landfill gas-to-energy expertise and the visibility of its senior management in the industry contribute to Zapco's ability to compete in the landfill gas-to-energy market.

Employees

         At December 31, 2000, Zapco employed approximately 71 people. These employees are located at its executive offices in Avon, Connecticut and its various sites and offices. The following table indicates the various functions performed by Zapco's employees and the number of employees assigned to perform each function.
                                                            Percent of Total
Activity                                  Number            Zapco Employees

Corporate                                   13                  18%

Business Development/
Construction Management                      5                   7%

Project Personnel (including
operations, maintenance and
(supervision)                               53                  75%

Total                                       71                 100%
                                         =========          ========

      None of Zapco's employees is represented by a labor union and Zapco's management believes its relationship with its employees to be good.

Maintenance and Operations

         Zapco employs experienced operators at each project site, generally stationing one or more operators at each site location on a regular 40-hour, 5-day weekly schedule, who remain on call to address any problems 24-hours per day.

         Zapco follows a preventative maintenance schedule based upon manufacturers' specifications for maintenance of major items of equipment. This schedule includes regularly scheduled major and minor engine overhauls that provide for dismantling and reworking parts either on site or at other facilities maintained by Zapco. Zapco also regularly monitors each gas collection well and all connecting and delivery pipelines and makes necessary repairs and replacements to assure maximum continuous gas flow.

Environmental

         Pursuant to a specific federal exemption for landfill gas collection contained in CERCLA, Zapco is not deemed an "owner" or "operator" of any landfill for purposes of CERCLA or any other environmental law or held responsible for a release of any hazardous materials from any landfill on which a project located. Zapco does not believe it has any material exposure to any environmental liabilities or contingent environmental liabilities.

Management's Discussion and Analysis or Plan of Operations

Income

         Zapco incurred a net loss of $5,539,000 for the ten months ended October 31, 2000 versus net income of $1,017,000 for the first ten months of 1999. This $5.54 million in losses includes approximately $4.1 million of non-recurring charges, most of which are non-cash charges. A reconciliation of these charges is as follows:

         Net loss                                                 ($5,539,000)
         Loss on disposal of power
           generation equipment                                     3,403,000
         Non-recurring legal and consulting costs                     238,000
         Bad debt provision                                           465,000
                                                                 --------------
         Loss after tax and before non-recurring items            ($1,433,000)

 While Zapco reflects a loss for the ten month period ending October 31,
2000 the majority of that loss is attributable to non-recurring, non-cash type items. The loss after tax and before non-recurring items of ($1,433,000) reflects the phase-in of certain early-stage projects at which Zapco incurred full operating and administrative costs before realizing the full power sale and tax credit revenue which Zapco expects to receive when the projects are fully operational. At the same time, Zapco has experienced significant improvements in revenues and gross margins from operations.

         The nature of the non-recurring items is further explained below under "-- Non-recurring Items".

         In addition, EBITDA before non-recurring items and gains on the sale of tax credits was $3,031,000 for the ten months ended October 31, 2000 versus $2,009,000 for the first ten months of 1999, an improvement of 51%. Zapco also had positive cash flow of $3,416,000 from operations during the ten months ended October 31, 2000. On an overall basis, cash and cash equivalents increased $12,492,000 from $2,827,000 to $15,320,000. During the same ten month period, revenues from operating activities increased 46% while gross margins from operations increased 49%.


Results of Operations

Revenues

         Zapco's revenues are derived primarily from the sale of electricity or gas to investment grade utilities, municipalities and industrial concerns with whom Zapco has contracted to sell electricity or gas over various terms.

Ten Months Ended October 31, 2000 Compared to Ten Months Ended October 31, 1999


                                                  Ten Months Ended                   Ten Months Ended
                                                    October 31, 2000                    October 31, 1999
                                                    ----------------                    ----------------
         Power generation and gas sales               $ 9,785,000                         $ 7,227,000
         Operations and maintenance                     1,237,000                             491,000
         Construction and engineering                   1,107,000                             580,000
         Gain on sale of interests                        331,000                           2,258,000
         Other                                            296,000                             288,000
                                                     ----------------                     ------------

                  Total                               $12,756,000                        $ 10,844,000
                                                      ==============                      ===========

         Total revenues increased by $1,912,000 or 18% for the ten months ended October 31, 2000 as compared to revenues for the corresponding period. Revenues from operating activities are up a total of 46%. While the revenues derived from non-operating activities were substantially lower for the first ten months of 2000 the first ten months of 1999. We anticipate increased future activity in revenues from the sale of equity interests in Gascos.

          Power generation and gas sales increased $2,558,000 or 35% for the ten months ended

October 31, 2000 from the corresponding period in the prior year. This increase is the result of a 35,900,000-kilowatt hour (KWH), or 40%, increase in KWH production for Zapco's electricity generation projects and a 254,571 million British thermal unit (MmBtu), or 100%, increase in landfill gas sold for pipeline projects, from the corresponding period in the prior year. The increase in production is primarily due to the commencement of operations during late 1999 and early 2000 of five new landfill gas to electricity projects, one new landfill gas pipeline project and one landfill gas fueled sludge-drying project. All of these projects were developed and constructed by Zapco. The increase in production from the new projects offset the production decline of 8,600,000 KWH from the older projects that were operating prior to 1999.

         Operations and maintenance revenue increased by $746,000 or 152% for the ten months ended October 31, 2000. Construction and engineering revenues increased by $527,000 or 91% for the ten months ended October 31, 2000. Both the Operations and maintenance revenue and the Construction and engineering revenue are derived from contracts between Zapco operating subsidiaries and all the Gasco entities, which are majority owned by third parties. The increase in revenues is due primarily to Zapco's seven new projects. The maintenance contracts provide for a 15% profit margin.

         Revenues from the Gain on sales of interests decreased by $1,927,000 or 85% due to the receipt in the 1999 period of a down payment from the sale of interests in the landfill gas collection entities. This 1999 sale was structured to provide a down payment in 1999 and smaller ongoing quarterly payments on a contingent note receivable through 2007. The amount of the payments on the note is based upon actual MmBtu production levels reached. The sale is being accounted for as an installment sale for financial statement purposes with a percentage of all payments received being recognized as gain.

Expenses

         Total operating expenses related to project operations increased by $1,731,000 or 39% from the corresponding ten months in the prior year. The details are as follows:

                                                Ten Months Ended                Ten Months Ended
                                                  October 31, 2000              October 31, 1999
                                                  ----------------              ----------------
         Landfill gas fuel cost                      $1,451,000                    $1,336,000
         Payments to landfill owners                  1,118,000                       772,000
         Labor                                        1,501,000                       980,000
         Materials and subcontractors                 1,319,000                       742,000
         Other project expenses                         794,000                       622,000
                                                     ------------                   ----------


             Totals                                  $6,183,000                    $4,452,000
                                                     ==========                     ==========


         Approximately $648,000 of the operating cost increase is attributable to the operation and maintenance contracts with the Gascos discussed in the revenues section and is reflected in the Labor and Materials and subcontractors line items. The remaining increase in expenses of $1,083,000 resulted from the commencement of commercial operations on Zapco's other new projects that increased the power generation and gas sales revenue by 35%. These increased expenses are partially offset by a decrease in expenses for the projects that were operational prior to 1998 and experienced a decline in production.

         Overall, the gross margin on operations alone (i.e. operating revenues less operating, construction and engineering expenses) increased from 1999 to 2000 by $1,671,000 or 49%.

         Selling, General and Administrative expenses increased by $657,000 or 44%. The components of SG&A expenses are as follows:


                                            Ten Months Ended                    Ten Months Ended
                                            October 31, 2000                    October 31, 1999
                                            ----------------                    ----------------
         Salaries, Wages, Benefits            $1,068,000                        $  885,000
         Corporate overhead                      554,000                           367,000
         Legal/Professional                      536,000                           249,000
                                              -----------                      ---------

             Totals                           $2,158,000                       $1,501,000
                                              ==========                      ============

         Salaries   and  wages   increased   primarily  as  the  result  of  the
implementation of a new regional operations management team to oversee the operations of the midwest and southwest projects. The addition of this staff resulted in the leasing of additional office space and the incurring of additional administrative, travel and other costs in support of that staff. These additional costs are the primary cause of the increase in Corporate expenses from $367,000 to $554,000. Zapco anticipates that these additional costs will be offset by future revenues as projects are completed.

         The increase in Legal and Professional expenses is primarily the result of work done in connection with the sale of greenhouse gas emission credits to Ontario Power, which sale was completed in December 2000. These costs are not operational in nature and Zapco expects to receive from Ontario Power the reimbursement of the costs related to the sale, as well as payments which would result in a profit of approximately $200,000.


Non-recurring Items

         Zapco incurred a Loss on Disposal of Power Generation Equipment for the ten-month period ended October 31, 2000 as the result of management's decision to reconfigure the electricity generation plant for the Dolton, Illinois project. The original two older, inefficient engines as well as peripheral equipment with an output capacity of 2.2 megawatts (MWs) that existed at the project are being replaced with five Jenbacher generator sets with a combined nameplate capacity of 5.25 MWs. The original two generator sets were sold and removed from the site requiring the book value of those assets to be written off resulting in this one time non-recurring expense.

         Legal and Consulting Costs in the amount of $238,000 for the period ended October 31, 2000 represents costs associated with the proposed merger with US Energy. The allowance for bad debts recorded in 2000 relates to various receivables from two particular Gasco entities that currently do not have the cash flow available to fulfill these obligations.

Other Items

         As a result of a dispute with its prior lender, Zapco refinanced approximately $40,000,000 of outstanding debt in January of 2000 and at that time borrowed an additional $6,000,000, which covered closing costs, accrued interest, funding of the incremental amount required to be placed into the Illinois subsidy reserve account and $4,188,000 in working capital. In October 2000 the remainder of construction financing (which remainder totalled approximately $9,500,000) was funded. The replacement financing facility has an interest rate which is approximately 130 basis points higher than the rate on the debt refinanced. The increase in Interest expense of $1,909,000 is the result of the increase in outstanding debt, an increase in the interest rate on the replacement financing and also due to the fact that all of the interest on construction in 1999 was capitalized.
(Capitalization discontinues upon completion of construction).

Liquidity and Capital Resources

         At October 31, 2000, cash and equivalents totaled approximately $15,320,000 as compared with $2,827,000 at December 31, 1999 an increase of $12,492,000. Of the $15,320,000 in cash and cash equivalents, approximately $9,800,000 will be utilized to fund costs associated with the completion of the previously discussed landfill gas to energy projects, $2,394,000 is a sinking fund reserve to satisfy the Illinois Subsidy liability when due and $1,330,000 is a working capital escrow to provide funds for the payment of project operating invoices for the last two months of 2000.

         During the ten months ended October 31, 2000, cash flow provided from financing activities was $15,908,000. This was primarily from the refinancing of the Bank Austria notes with John Hancock, which provided approximately $13,909,000, net of loan costs. Additionally the sale of common stock to AJG Financial Services and the exercise by AJG Financial Services of stock options provided approximately $1,397,000.

         Zapco believes it will have sufficient funds from internally generated sources, the foregoing reserves, the AJG Gasco transaction, the Cinergy Gasco transaction and the ABB Energy Capital financing to fund operations and its material commitments through March 31, 2002.

                                   THE MERGER

         The following information describes material aspects of the merger. This description is only a summary of the material terms and conditions of the merger agreement, the termination fee agreement, the indemnification agreement, the escrow agreement, the registration rights agreement and the voting agreement (collectively, these agreements other than the merger agreement and the amendments thereto are referred to in this proxy statement as the "transaction agreements"). The description of the merger agreement is qualified in its entirety by the text of the merger agreement, which is attached as Appendix A to this proxy statement. We urge you to read the merger agreement in its entirety for a more complete description of the terms and conditions of the merger. The transaction agreements have been filed as exhibits in our filings on Form 10-QSB for the period ended October 31, 2000 and are incorporated by reference. These summaries are qualified in their entirety by reference to those agreements.


General Description of the Merger

         Our board of directors has unanimously approved the merger agreement, the transaction agreements and the transactions contemplated by them. The merger agreement provides that Merger Sub will merge with Zapco, and Zapco will be the surviving entity of the merger. Immediately prior to the merger, Cinergy Energy will invest $11.5 million in Merger Sub for all of the shares of Merger Sub's Class B Common Stock. As a result of the Cinergy Energy investment and the merger, Zapco will, after the merger, be owned by us and Cinergy Energy. Post-Closing, we will have approximately a 54% equity interest and a generally 80% voting interest in Zapco. Also, in connection with the merger we will also offer to issue up to an aggregate of 216,333 shares of our common stock in exchange for all the outstanding limited partnership interests of ZFC Royalty Partners. In connection with the Cinergy Energy investment, the merger and the acquisition of the limited partnership interests of ZFC Royalty Partners, an aggregate of 4,850,000 shares of our common stock will be issued or issuable consisting of: (i) up to 2,666,667 shares of our common stock which would be issued to the stockholders of Zapco as consideration in the merger (of which 500,000 would be issued if all of the shares of the Series C Preferred Stock were converted and up to 500,000 shares would be issuable through the exercise of Series C Warrants (subject to adjustment to up to 600,000 shares of our common stock if, 900 days after the merger, the trading price of our common stock is less than $4.80 per share) bearing an exercise price of $6 per share);
(ii) up to 1,967,000 shares of our common stock which would be issued to Cinergy Solutions, Inc. if Cinergy Energy exercises its right to convert all of its shares of Class B Common Stock in the Merger Subsidiary into shares of our common stock, thereby giving us 100% ownership of the Merger Subsidiary and Cinergy's affiliates a total of 9% ownership of USE common stock on a fully diluted basis, and (iii) up to 216,333 shares of our common stock would be issued to certain limited partners of ZFC Royalty Partners, if all of the limited partners of ZFC Royalty Partners to whom the offer is made accept our offer to exchange their partnership interests for shares of our common stock thereby giving us approximately 70% ownership of ZFC Royalty Partners. Zapco subsidiaries would own the remaining interests. The shares of our common stock issued and issuable in connection with these transactions represent approximately 18% of our issued and outstanding common stock on a fully diluted basis after giving effect to the issuance of such shares. The following diagrams illustrate the steps that will take place in the merger and the Cinergy Energy investment, and the ownership structure of Zapco after these transactions.

Background of the Merger

         Since 1996 it has been our objective to identify potential merger and acquisition transactions involving companies engaged in the green energy business which would increase our operating cash flow and asset base, and increase our earnings per share.

         Consistent with this goal, in the Summer of 1999, representatives of US Energy and Zapco held preliminary discussions respecting a possible combination of the two companies. In October, 1999, US Energy and Zapco signed a confidentiality letter which, among other things, indicated the parties' mutual desire to pursue a potential combination. After this letter was signed, Zapco and US Energy exchanged business data. During the fall of 1999, representatives of US Energy and Zapco met to explore the terms of a combination. They concluded that they would not be able to agree on a valuation of US Energy that could serve as the basis of a combination and therefore suspended discussions.

         In late spring 2000, the parties resumed discussions concerning a potential combination. These discussions culminated in the signing of a non-binding letter of intent dated July 27, 2000 among US Energy, Zapco, and a subsidiary of Cinergy. This letter provided that US Energy and an affiliate of Cinergy would together acquire 100% of the equity of Zapco through a tax deferred merger in which the Zapco stockholders would receive aggregate consideration equal to the net present value of Zapco's after tax free cash flows using an 11% discount rate, but in no event less than $25 million. This aggregate consideration would consist of (i) $12 million in cash, (ii) $10 million in shares of our common stock valued at $6.00 per share (i.e., 1,666,667 shares), (iii) $3 million in shares of US Energy preferred stock convertible into US Energy common stock at $6.00 per share (i.e., convertible into 500,000 shares of our common stock), subject to certain adjustments mechanisms, and (iv) warrants to acquire 500,000 shares of our common stock at an exercise price of $6.00 per share. The letter of intent further provided that Bernard J. Zahren, Zapco's founder and Chief Executive Officer would join US Energy as an officer and employee and would receive stock options to acquire 500,000 shares of our common stock at an exercise price of $6.00 per share. The parties' obligations under this letter of intent were subject to the completion of due diligence, execution of definitive agreements and board and stockholder approvals.

         On July 28, 2000, our management and representatives reviewed with our board the terms of this letter of intent and the potential benefits and risks of the transaction. Our board approved the transaction in concept and authorized our officers to proceed with the due diligence investigation of Zapco and negotiation and documentation of the transaction. Between August and November 2000, our representatives and representatives of Cinergy and their affiliates conducted due diligence with respect to Zapco, and representatives of Zapco, US Energy and Cinergy and its affiliates met telephonically and in person on several occasions to negotiate the merger agreement and the transaction agreements.

         In the course of these meetings the parties determined that a tax deferred merger was not feasible. To compensate Zapco's stockholders for the loss of the tax deferral, the merger consideration was increased by adding a contingent payment of $800,000 cash, of which 62.5 % would be guaranteed by US Energy and 37.5% would be guaranteed by a Cinergy subsidiary.

Representatives of Cinergy Energy and US Energy negotiated agreements respecting the terms and conditions of Cinergy Energy's investment in the Merger Sub, and US Energy's and Cinergy Energy's respective rights and obligations as stockholders of the Merger Sub. Representatives of US Energy, Zapco, Cinergy Energy and AJG Financial Services negotiated agreements relating to (i) Zapco's sale of certain tax credits to AJG Financial Services and (ii) AJG Financial Services's resale of such tax credits to a Cinergy subsidiary. AJG Financial Services is a major shareholder of Zapco and a subsidiary of Arthur J. Gallagher & Co.

         On November 13, 2000 our board reviewed the final terms and conditions of the merger agreement and the transaction agreements including the contingent increase of the merger consideration from $25 million to $25.8 million, the break-up fees contained in the termination fee agreement, the indemnifications for breaches of representations and covenants pursuant to the indemnification agreement and the escrows established to secure balance sheet adjustments and the indemnification obligations of the principal stockholders of Zapco (the "major Zapco stockholders").
 In addition, our board reviewed the terms and conditions of Cinergy Energy's investment in the Merger Sub (including our indemnification obligations under our indemnification agreement with Cinergy Energy) and the rights and obligations of US Energy and Cinergy Energy as stockholders of the Merger Sub. Also, our board reviewed the offer to issue the ZFC Securities in exchange for the acquisition of ZFC Royalty Partners. Our representatives reported on the results of their due diligence investigations and explained to our board the material terms and conditions of the merger, the merger agreement, the related agreements and the related transactions and the transaction agreements. (Our board also determined that a fairness opinion from an investment banker with respect to this transaction was not required because (i) this was an arms-length transaction, (ii) our management had conducted substantial due diligence on Zapco and (iii) our board's belief that our management's significant experience in evaluating projects such as those owned by Zapco allowed management to evaluate properly the merger and related transactions properly. After this review, our board unanimously approved the merger, the merger agreement, the Cinergy Energy investment and the related transaction agreements and related transactions.

         On November 28, 2000, the merger agreement and the transaction agreements were executed by the parties thereto. On December 11, 2000 and again on December 19, 2000 the merger agreement was amended to extend the date by which Zapco needed to obtain John Hancock's consent (which consent has been obtained) to enter into the transaction agreements. On January 19, 2001, the merger agreement was amended to extend the date by which the merger must occur from April 2, 2001 to May 1, 2001 and to increase the Zapco Shareholders' transaction cost allowance in the post-closing adjustment from $700,000 to $800,000. Our board, by unanimous written consent dated November 28, 2000, December 11, 2000, December 19, 2000 and January 19, 2001 adopted the merger agreement, the first amendment to the merger agreement, the second amendment to the merger agreement and the third amendment to the merger agreement, respectively.

Our Reasons for the Merger and the Cinergy Energy Investment

         Our board of directors believes the principal potential benefits of the merger, the Cinergy Energy investment and the related transactions are:

         o the potential for the merger to increase our earnings per share basis, especially in light of the fact that Zapco's generating capacity immediately prior to the merger (after giving effect to the Yankee Energy transaction) will have increased approximately 140% since December 31, 1998 and that substantially all of the equity requirements associated with the increase in this capacity will have been funded by Zapco prior to the merger;

         o the potential increase in our revenues and asset base resulting from the merger and the expectation this will allow us to expand our development activities and enhance our ability to grow through strategic acquisitions;

         o the opportunity to improve our recognition on Wall Street and in the energy industry as a result of our increased size, our expanding relationship with Cinergy Corp., a diversified energy company listed on the New York Stock Exchange, and our developing relationship with Arthur J. Gallagher & Co., Inc., a risk management company listed on the New York Stock Exchange (the largest stockholder of Zapco and a financial partner in several Zapco projects) with the expectation that our increased size and these relationships will enhance our access to financing and to more significant projects and transactions;

         o the addition of personnel with significant experience in project development and project acquisition allowing us to expand the number of development and acquisition opportunities we can evaluate and manage;

         o increased involvement in the generation and sale of green power into the unregulated market once existing power purchase agreements expire;

         o        potential  involvement in  "greenhouse  gas" emission sales to
                  what  may  be  an  expanding   international  market,  thereby
                  providing us with additional sources of revenue;

         o obtaining from the Cinergy Energy investment the capital we needed to complete the merger on favorable terms; and

         o the addition of personnel with significant back-office capabilities who will be available to support the acquisition and development activities both related and unrelated to the Zapco business, thus potentially providing synergistic benefits for US Energy.


         Our board of directors also identified and considered certain factors which may be characterized as countervailing considerations including:

         o the risk that the potential benefits of the merger may not be realized, including difficulties in integrating US Energy and Zapco and the potential loss of key personnel;

         o the approximately $72,600,000 of long-term indebtedness carried by Zapco (not accounting for the portion of such debt for which AJG Financial Services is responsible), Zapco's ability to service its debt and the limitations imposed on Zapco's business activities pursuant to the loan agreements governing the assumed debt;

         o        the losses Zapco has historically incurred;

         o the fact that Section 29 tax credits will not be available after December 31, 2007;

         o the possibility that Zapco's landfill gas projects will no longer be eligible for Section 29 tax credits because of changes in tax laws or non-compliance with other conditions relating to the grant of these credits;

         o the possibility that some of Zapco's projects will cease being eligible for rate subsidies provided by state or local governments or that these subsidies will no longer be offered;

         o the fact that the volume of landfill gas usually begins to decline within three years after a landfill is closed and may, in some cases, become insufficient for some projects to remain viable;

         o the risk that the volume of landfill gas recovered at Zapco's projects declines from anticipated levels, thereby potentially reducing the amount of power its facilities can generate and also its ability to earn Section 29 tax credits;

         o the risk that green power rates decline by the time Zapco's power purchase agreements expire;

         o dilution and potential dilution of holders of our common stock by the issuance of the US Energy Merger Securities, the Cinergy Securities and the ZFC Securities and the effect of such issuances on control of US Energy;

         o the non-cash charges that we will be required to incur as a result of the merger being accounted for as a purchase; and

         o the possibility that the market price of our common stock could decline.

         After  due  consideration  and  discussion,   our  board  of  directors
determined that the countervailing considerations were outweighed by the potential benefits of the merger.

         Our board also considered the terms of the merger agreement and the related transaction agreements. In addition, our board considered the documents for the Cinergy Energy investment: (i) the subscription agreement, (ii) the stockholders' agreement between Cinergy Energy and us as the stockholders of Merger Sub, (iii) the indemnification agreement between Cinergy Energy and us and (iv) the guaranty by Cinergy Solutions Holding Company, the indirect parent of Cinergy Energy and a subsidiary of Cinergy. Our board also considered the interests of our executive officers, directors and certain stockholders in these transactions.

         The  foregoing   discussion  is  not  exhaustive  of  all  the  factors
considered by our board but is believed to include all material factors considered. Each member of our board may have considered different factors and our board did not assign any relative or specific weight to the foregoing factors.

Recommendation of Our Board of Directors

         Our board of directors has unanimously approved the merger, the merger agreement, the Cinergy Energy investment the related issuances of the US Energy Merger Securities, the Cinergy Securities, and the ZFC Securities and the related agreements and transactions.

Accounting Treatment

         We intend to account for the merger as our purchase of Zapco. Accordingly, Zapco's results of operations will be included in our consolidated results of operations after the merger is completed. In preparing our consolidated financial statements, we will establish a new accounting basis for Zapco's assets and liabilities based upon their fair value and our purchase price, plus merger costs. As a result, we may incur and report during the years following the completion of the merger, non-cash operating charges relating to goodwill which will reduce our reported earnings from what they otherwise would have been, though it should have no effect on our cash flow. The scope of these charges has not yet been definitively determined.


Interests of Certain Persons

         Certain of our directors and executive officers may be eligible for incentive payments based on the future profitability of Zapco under our incentive plans. As of December 31, 2000, all of our executives, officers and directors, as a group, beneficially owned approximately 59% of our outstanding shares on a fully diluted basis (without giving effect to the merger and the related issuances of our securities). Certain of our stockholders may have different interests in approving the merger from your interests as stockholders. Energy Systems Investors, which is controlled by Lawrence Schneider, may sell approximately 40% of its interests to certain of Zapco's stockholders, the proceeds of which will be used to reduce its debt to us. See "Energy Systems Investors Transactions". Cinergy Solutions, Inc., purchased 583,333 shares of our common stock in October, will obtain Class B Common Stock in the Merger Sub as a result of the Cinergy Energy investment and will acquire certain assets and tax credits currently owned by Zapco as a result of the Cinergy Gasco transaction. See "Cinergy Energy Investment" and "Zapco Transactions."


Federal Securities Law Consequences

         This document does not cover resales of our securities received by the Zapco stockholders in the merger, the Cinergy Securities or the ZFC Securities and no person is authorized to make any use of this document for any resale.

         Our securities to be issued in the merger are being offered in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, and various state securities laws. The securities to be issued to the former Zapco stockholders in the merger will be "restricted securities" under Rule 144 of the Securities and Exchange Commission, and may be resold only in transactions permitted by the resale provisions of Rule 144. We have entered into a registration rights agreement for the benefit of the Zapco stockholders. Under that agreement, after the first anniversary and before the tenth anniversary of the merger, the holders of not less than 33 1/3% of the US Energy Merger Securities that then are entitled to the benefits of that agreement are entitled, subject to the satisfaction of specified conditions, to demand (on three separate occasions) that we file a registration statement with the Securities and Exchange Commission to register for public resale the shares entitled to the benefits of that agreement. The holders of these shares are also entitled to specified piggyback registration rights. Cinergy Energy has also been given registration rights pursuant to the documents for the Cinergy Energy investment.

Material Federal Income Tax Consequences

         There are no tax consequences to the holders of our capital stock resulting from the merger or the Cinergy Energy investment.


Regulatory Approvals

         No material approvals are required from any governmental authority with respect to the merger and the related transactions.

                   THE MERGER AGREEMENT AND RELATED AGREEMENTS

         The following is a summary of the principal terms of the merger agreement, the termination fee agreement the registration rights agreement, the escrow agreement, the indemnification agreement and the voting agreement. This summary is qualified in its entirety by reference to the complete text of these agreements, copies of which have been filed as exhibits to our Quarterly Report on Form 10-QSB for the period ended October 31, 2000, and are incorporated by reference. In addition, the merger agreement is attached as Appendix A to this Proxy Statement. We urge you to read the merger agreement in its entirety for a more complete description of the terms and conditions of the merger.


Merger Consideration

         In this merger, we or Merger Sub will pay Zapco's stockholders the following aggregate merger consideration for their Zapco shares:

         o         $12 million in cash at closing,

         o a cash payment of $800,000 to be paid by the surviving corporation 18 months after the completion of the merger, which payment will be reduced in case of any indemnification by Zapco's major shareholders pursuant to the indemnification agreement. US Energy is guaranteeing the payment of 62.5% of this contingent payment and a subsidiary of Cinergy is guaranteeing the payment of 37.5% of this contingent cash payment,

        o 1,666,667 shares of our common stock at closing. However, (i) if the average closing price of our common stock is less than $5.75 and not less than $4.25 for the 20 consecutive trading days ending two business days prior to the completion of the merger, then we shall also deliver such number of additional shares of our common stock as shall equal 500,000 multiplied by a fraction, the numerator of which is $5.75 less the average closing price of our common stock during such 20 day period, and the denominator of which is $1.50, and (ii) if the average closing price of our common stock during such 20 day period is less than $4.25, we shall also deliver 500,000 additional shares of our common stock,

         o five year Series C Warrants to purchase 500,000 shares of our common stock at an exercise price of $6.00 per share, which warrants will be delivered at closing. However, if additional shares of our common stock are delivered because the average closing price of our common stock is less than $5.75, the number of shares of our common stock issuable upon exercise of these warrants will be reduced by the number of additional shares we issue.

         o         100,000 shares of our Series C Preferred Stock at closing.

         The material terms of the Series C Warrants and Series C Preferred Stock are set forth under " - US Energy Merger Securities" below.

         Of this merger consideration, $1.6 million in cash and $2.5 million in shares of Series C Preferred Stock and our common stock will be delivered to the Escrow Agent and held by it pursuant to the terms of the escrow agreement. See "--Escrow Agreement" below. These amounts are in addition to the $800,000 contingent cash payment to be paid 18 months after the merger, which is subject to reduction to satisfy our indemnification claims.

         The merger agreement provides for allocating this aggregate merger consideration among Zapco's stockholders, depending upon whether or not the stockholder is an accredited investor, and whether the shares owned by a Zapco stockholder are shares of Zapco common stock or Zapco preferred stock. The merger agreement also indicates how much of such consideration will be delivered to the Zapco stockholders and how much will be placed in escrow with the Escrow Agent.

         The contingent cash payment will be distributed to Zapco's stockholders as determined by Zapco's board of directors.

Post-Closing Adjustment

         The merger consideration is subject to a post-closing downward (but not upward) adjustment in three circumstances based upon Zapco's consolidated closing date balance sheet (i.e., the balance sheet as of the date the merger is completed, prepared in the manner provided in the merger

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

agreement). The following are the principal circumstances requiring a post-closing reduction to the merger consideration:

         First, if Zapco's ordinary course working capital reflected on the closing date balance sheet is less than negative $1,200,000, then the merger consideration shall be reduced by the amount of the additional deficit. For example, if Zapco's ordinary course working capital reflected on the closing date balance sheet is ($1,500,000) (i.e., negative $1.5 million), then the merger consideration would be reduced by $300,000. Ordinary course working capital is generally the net result, as of the completion of the merger, of (A) all current assets obtained by Zapco in the ordinary course of business, minus
(B) all current liabilities incurred by Zapco in the ordinary course of business, in each case as reflected on the closing date balance sheet. The merger agreement contains additional provisions governing the determination of ordinary course working capital.

         Second, if Zapco's extraordinary working capital reflected on the closing date balance sheet is less than zero, then the merger consideration shall be reduced by the amount of the deficit. Extraordinary working capital is generally the net result, as of the completion of the merger, of (A) all current receivables obtained by Zapco other than in the ordinary course of business, minus (B) all current payables incurred by Zapco other than in the ordinary course of business, in each case as reflected on the closing date balance sheet.

         Third, the merger consideration will be reduced by any amount by which the long term debt and current portion of Zapco's long term debt reflected on the closing date balance sheet is more than $72,579,499.

         Any post-closing adjustments will be effected by making disbursements from the working capital escrow fund and, to the extent that is not sufficient, the indemnification escrow fund see "Escrow - Agreement." Upon exhaustion of these funds, each major Zapco stockholder becomes liable to the surviving corporation for his proportionate share of the unpaid portion of the post-closing adjustment, payable in cash or by surrendering his US Energy Merger Securities. The liability of each major Zapco stockholder for the post-closing adjustment and indemnification escrows is limited to the merger consideration which such major Zapco shareholder is entitled to receive pursuant to the merger agreement valued according to the standard values. "Standard values" means, with respect to each share of Series C Preferred Stock, $30.00 and with respect to each share of our Common Stock, the average price of our Common Stock for the 20 consecutive trading days ending two business days prior to the merger.

US Energy Merger Securities

         The material terms of the Series C Preferred Stock are as follows:

Rank 1 On parity with the Series A Preferred Stock and our Series D Preferred Stock (which will be issued in exchange for the Series A Preferred Stock if the plan of recapitalization occurs), and senior to all of our other capital stock.

Number of Shares
Designated          100,000
--------
        1 As to distribution of assets upon our liquidation, dissolution or winding up. The payment of cash dividends on, or the repurchase or redemption of a class or series of our capital stock which is junior to such stock is, with specified exceptions, prohibited.

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


Dividends                                   $2.70  per  share  (9%  per   annum)
                                            payable   in   cash   quarterly   in
                                            arrears,  to be reduced to $1.80 per
                                            share (6% per annum) at the time the
                                            plan  of  recapitalization   becomes
                                            effective.

Voting Entitled to vote on all matters on which our common stock votes as one class along with the Series A (or Series D) Preferred Stock and the common stock. Also, entitled to vote separately as a class of preferred stock (and as a series of Series C Preferred Stock) as provided by Delaware law. When voting together with our common stock as a single class each share is entitled to the number of votes equal to $30.00 divided by the then applicable conversion price; at the completion of the merger, each share of Series C Preferred Stock will be entitled to five votes per share.

Optional Conversion                         Holders are entitled at any time to
by the Holder                               convert each share into a number of
                                            shares equal to $30.00 divided by
                                            the conversion price then in effect.
                                            The conversion price is currently
                                            set at $6.00.  At issuance  (i.e.,
                                            upon completion of  the  merger),
                                            each share of the Series C Preferred
                                            Stock  will be convertible into five
                                            shares of our common stock.


Conversion Price Adjustments                The conversion price is subject to
                                            adjustment upon  stock  splits,
                                            subdivisions or combinations  of our
                                            common stock.  In the event of a
                                            merger, consolidation  or  other
                                            similar event, the holders of
                                            preferred stock will receive the
                                            consideration they would have  been
                                            entitled to receive had they
                                            converted immediately prior to  such
                                            event.

                                            The conversion price is also subject
                                            to  adjustment  in the event that we
                                            issue  common  stock or common stock
                                            equivalents    (i.e.,     securities
                                            convertible into or exchangeable for
                                            our common stock), other than shares
                                            issued    pursuant   to    currently
                                            existing  awards  and  awards  under
                                            employee   benefit   plans,   for  a
                                            consideration  per  share  which  is
                                            less   than  the   then   applicable
                                            conversion   price.  The  conversion
                                            price   will  be   reduced   to  the
                                            weighted  average of the issue price
                                            per  share  of  the   common   stock
                                            outstanding    or   deemed   to   be
                                            outstanding

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

                                            prior to such  issuance  and the per
                                            share    price    (or     equivalent
                                            conversion   price)  of  the  shares
                                            issued in the issuance. In addition,
                                            the conversion price will be reduced
                                            to  $5.00  per  share  if,  900 days
                                            after  the   merger,   the   average
                                            closing  price  of a  share  of  our
                                            common stock is less than $4.80.

Optional Redemption                         We may redeem the Series C Preferred
                                            Stock in  whole or in part, any time
                                            beginning  five  years  after
                                            completion of the merger at a  price
                                            of $30.00 per share plus all accrued
                                            and unpaid dividends (whether or not
                                            declared) for all  dividend  periods
                                            preceding  the  date  fixed  for
                                            redemption.

Mandatory Redemption                        If we at any time redeem shares of
                                            Series A Preferred Stock or Series D
                                            Preferred Stock, we must also redeem
                                            a  specified  number  of  shares  of
                                            Series C Preferred  Stock  at $40.50
                                            per share from March 2, 2001 through
                                            February 28, 2002,  at  $39.00  per
                                            share from  March 1, 2002  through
                                            February 28, 2003, and at $37.50 per
                                            share thereafter, plus  in each case
                                            all accrued and unpaid dividends
                                            (whether or not declared).

Forced Conversion                           If, at  any  time  900  days  after
at Option of US Energy                      completion of the merger, the common
                                            stock  has  traded  for  a specified
                                            period  at a pricegreater  than 120%
                                            of  the  conversion price  then in
                                            effect, we may convert the  Series C
                                            Preferred  Stock into the  number of
                                            shares of  our  common  stock
                                            determined by dividing $30.00 by
                                            the conversion price then in effect.

Dividend Payment                            If  all  the  conditions  to  the
Protection Fund                             completion of  our  plan  of
                                            recapitalization are satisfied or
                                            waived, we  will  set  apart
                                            approximately $360,000 to ensure the
                                            payment  of  the  dividends  on  the
                                            Series C  Preferred  Stock.  (If the
                                            plan  of   recapitalization  is  not
                                            completed,   this  dividend  payment
                                            protection    fund   will   not   be
                                            established.  See "Proposal to Adopt
                                            Our Plan of Recapitalization.")  The
                                            money for this fund will be supplied
                                            by the payment of the $7.74  million
                                            limited recourse note given to us by
                                            Energy      Systems       Investors;
                                            specifically,  for  each  dollar  in
                                            principal  amount  of this note that
                                            is paid, we shall set apart $0.0465.
                                            Generally, this fund will be used to
                                            pay   dividends   on  the  Series  C
                                            Preferred Stock if we determine that
                                            the other monies available to us are
                                            insufficient  to pay these dividends
                                            or  that   the   payment   of  those
                                            dividends   from  our  other  monies
                                            would  be  unlawful  (the  "Limiting
                                            Conditions").   Prior  to  March  1,
                                            2004,  if we use  this  fund to make
                                            the  dividend   payments,   we  must
                                            replenish  the fund.  After March 1,
                                            2004,  we may use these funds to pay
                                            any and all  dividends on the Series
                                            C

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

                                            Preferred Stock even if the Limiting
                                            Conditions  are not then in  effect.
                                            We can withdraw money from this fund
                                            (i)  if  it   contains   more   than
                                            required,   (ii)  if   there   is  a
                                            reduction in the number of shares of
                                            Series C Preferred  Stock,  or (iii)
                                            if  this   obligation  is  otherwise
                                            secured,  by a letter of  credit,  a
                                            guaranty  issued  by  a  banking  or
                                            other institution or otherwise.

Liquidation                                 Preference  Each  share of  Series C
                                            Preferred   Stock  is   entitled  to
                                            receive,  prior to any junior stock,
                                            $30.00  per share  plus all  accrued
                                            and unpaid dividends.

Listing on exchange or                      None.
automated quotation system


         The material term of the Series C Warrants are as follows:

Exercise Price                              $6.00 per share.

Exercise Period                             The five years following the merger.


Number of shares of                         500,000,000 subject to  a  reduction
Common Stock                                equal to the number  of  additional
                                            shares of our common stock delivered
                                            to Zapco's stockholders  at closing
                                            because the average closing price of
                                            our common stock before the merger
                                            is less than  $5.75.

Redemption                                  One  year  after  completion  of the
                                            merger  if all the  other  Series  C
                                            Warrants  are  redeemed  and  if the
                                            average of the last  reported  sales
                                            prices of the  common  stock  during
                                            the  specified  period  prior to the
                                            redemption   exceeds   125%  of  the
                                            exercise price.

Voting Rights                               None.

Anti-dilution                               provisions  The  exercise  price and
                                            the  number of  warrant  shares  are
                                            subject  to   adjustment   upon  the
                                            occurrence    of   certain    events
                                            including stock splits,  subdivision
                                            or combinations of our common stock.

Listing on exchange or                      None.
automated quotation system


Representations and Warranties


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


         The merger agreement contains customary representations and warranties made by US Energy and Zapco regarding aspects of their business, financial condition, and other facts pertinent to the merger, which each company relied upon when signing the merger agreement and will rely upon when completing the merger.

         The representations made by US Energy and Zapco relate to the following topics:

                  o U.S. Energy and Zapco's due organization and their authorization, qualification, and power to do business and own and operate their respective businesses;

                  o        certificates of incorporation and by-laws;

                  o capital structure, including the number of shares of capital stock authorized, issued and outstanding, and rights to acquire capital stock;

                  o power and authority to own, operate and lease assets and to carry on business;

                  o due authorization, execution and enforceability of the merger agreement and the transaction agreements and the consents and approvals required for the merger;

                  o the merger agreement, the transaction agreements and the transactions contemplated by these agreements do not, except as otherwise specified in the merger agreement and the related schedules, conflict with charter documents, contracts or laws;

                  o         due organization and ownership of subsidiaries;

                  o compliance with governmental orders and applicable laws;

                  o         permits required for the conduct of business;

                  o         litigation and compliance with material agreements;

                  o         taxes and tax returns;

                  o         assets, properties and liens;

                  o books, records, bank accounts and powers of attorney;

                  o conduct of business in the ordinary course and the absence of adverse events or changes;

                  o         intellectual property;

                  o         employee benefit plans;

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

                  o         labor, employee and employment matters;

                  o         projects;

                  o         environmental matters;

                  o         material contracts and proposed material contracts;

                  o         brokers and finders;

                  o         insurance matters;

                  o         related party transactions;

                  o         stockholder votes required to approve the merger;

                  o the accuracy of financial statements and the absence of undisclosed liabilities; and

                  o the status of projects as qualifying facilities and under specified laws pertaining to energy and utility matters.

         US Energy also made representations relating to the following topics:

                  o         filings with the Securities and Exchange Commission;

                  o         ownership and liabilities of Merger Sub; and

                  o         Cinergy Energy's interests in Merger Sub.


         Zapco also made representations relating to the following topics:

                  o the compliance of Zapco projects and the Yankee Energy projects with laws pertaining to the availability of Section 29 tax credits and the availability of these tax credits with respect to these projects following the merger;

                  o the continued accuracy of representations made by Zapco in specified agreements;

                  o the compliance of the Zapco and Yankee Energy projects located in Illinois with Illinois law governing the eligibility of electrical generating assets for rate subsidy benefits for power generated in Illinois;

                  o the sufficiency of specified deposited amounts to fund Zapco's reimbursement obligations accrued through the date of the merger agreement under the Illinois program providing rate subsidy benefits;

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

                  o the continued eligibility of the Zapco and Yankee Energy projects under the Illinois program providing rate subsidy benefits upon completion of the merger; and

                  o the absence of any condition which would permit John Hancock to refuse to distribute to Zapco funds held in the revenue account under the John Hancock loan documents on any date before the end of the first full quarter after the merger if Zapco would otherwise be entitled to such distribution under the Hancock loan documents.

Conduct of Business Before and After the Merger

         US Energy and Zapco agreed that they would:

                  o call a meeting of their stockholders for the purpose of voting upon the merger within the time frame provided by the merger agreement and use their reasonable best efforts to solicit their stockholders to approve the merger unless their fiduciary duties require otherwise;

                  o use their reasonable best efforts to prevent the merger from causing a default under any material contract;

                  o cooperate (i) to determine whether any authorizations or consents are required from any person and (ii) to obtain these authorizations and consents;

                 o use all reasonable efforts to: (i) take all action necessary to complete the transactions contemplated by the merger agreement; (ii) obtain from governmental authorities the consents and authorizations required to complete the merger and the transactions contemplated by the merger agreement; (iii) make the necessary filings with respect to the merger and the merger agreement under applicable laws; (iv) obtain third party consents specified by the merger agreement and the related schedules, and if either party is unable to obtain a consent, take the action reasonably requested by the other party to minimize any adverse effect resulting from the failure to obtain the consent; and (v) furnish each other with all information required to make the specified filings.

                  o subject to confidentiality protections, give each other reasonable access to each other's officers, employees, property, books and records and provide each other with information regarding its businesses, properties and financial condition as the other party may request, and to maintain the confidentiality of proprietary information pertaining to each other.

                  o except as specified in the merger agreement, not to issue any public statement regarding the merger without the consent of the other party.

                  o advise each other of any occurrence or non-occurrence which would likely cause any condition to the obligations of any party to effect the merger not to be satisfied or cause any representation made in the merger agreement to be inaccurate in any material respect.

                  o give each other notice of the occurrence of specified events.


         US Energy and Zapco each agreed that, except as otherwise provided in the merger agreement and the related schedules or unless the other party consents in writing (such consent not to be unreasonably withheld) that until completion of the merger, it and its subsidiaries will generally operate its businesses in the ordinary course consistent with past practice, and to use its reasonable best efforts to keep available the services of its current officers, employees and consultants; and preserve its relationships with its customers, suppliers and others with whom it has significant business relations as it deems reasonably necessary in order to preserve its business organization. In this connection, US Energy and Zapco each further agreed that subject to the exceptions set forth in the merger agreement and the related disclosure schedules, neither it nor its subsidiaries or affiliates would, without the prior written consent of the other (such consent not to be unreasonably withheld):

                  o modify its certificates of incorporation, by-laws or similar organizational documents;

                  o issue, sell, redeem, purchase, transfer or encumber its securities or assets or the securities or assets of its subsidiaries;

                  o make any dividend or distribution with respect to its capital stock;

                  o        change its authorized capital stock;

                  o        acquire assets of or interests in other entities;

                  o        incur indebtedness;

                  o terminate or make material modifications to material contracts;

                  o        change accounting policies and procedures;

                  o make any capital expenditures other than those that do not in the aggregate exceed $100,000;

                  o increase the compensation payable to its employees, or grant its employees additional rights or amend any employee benefit plan;

                  o sign any definitive agreement or complete a transaction regarding any proposal for a material contract (as such term is used in the merger agreement) which such party had made that had neither been accepted or rejected by the counter-party to the transaction at the time the merger agreement was executed;

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

                  o release or settle any material claims or litigations;

                  o make any tax elections or settle any income tax liability;

                  o make any loan to or enter into or amend any contract with its officers, directors, employees or affiliates; and

                  o authorize or enter into any agreement or otherwise make a commitment to do any of the foregoing.


         We also agreed in the merger agreement:

                  o to prepare and file with the Securities and Exchange Commission and mail to our stockholders proxy materials to be used in connection with the annual meeting;

                  o subject to our board's fiduciary duties, to recommend to you that you approve the merger agreement and the related transactions; and

                  o to file during the specified period all other reports we are required to make with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


         Zapco also agreed in the merger agreement:

                  o to use all commercially reasonable efforts to complete the Yankee Energy transaction, the AJG Gasco transaction, the transactions contemplated by the ABB loan and those portions of the AJG Genco transaction that are required to be completed prior to the completion of the merger. The final forms of these agreements, with certain exceptions, are subject to US Energy's prior written approval not to be unreasonably withheld. These transactions are described below under "Zapco Transactions."

                  o to provide us with Zapco's unaudited consolidated financial statements for the ten months ended October 31, 2000.

Other Covenants

         US Energy and Zapco agreed to certain arrangements concerning Zapco's employees, offices, options, and benefit plans:

                  o to combine, as of the completion of the merger, our and Zapco's support and

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

                           administrative staff to provide the support and administrative staff to the surviving corporation.

                  o        to locate,  as of the  completion of the merger,  the
                           corporate headquarters for US Energy and the surviving corporation in the New York metropolitan area.

                  o to use, as of the completion of the merger, Zapco's headquarters in Avon, Connecticut as the accounting, administrative and support location for the surviving corporation and US Energy.

                  o to take such action as may be necessary to cause each outstanding warrant and option of Zapco to be exercised or cancelled prior to the completion of the merger.

                  o to cause, as of the completion of the merger, the surviving corporation to assume all of Zapco's obligations under its benefit plans, employment contracts and other agreements with any of its employees which relate to employment, compensation or benefits as disclosed in the schedules to the merger agreement.

                  o prior to the completion of the merger, Zapco shall terminate the Zapco Senior Management Exit Plan at no cost to it.

                  o as of the completion of the merger, we shall offer employment to Bernard J. Zahren. We and Mr. Zahren have entered into an employment agreement which is described below under "Election of Directors -- Employment Agreement -- Employment Agreement with Bernard J. Zahren".

                  o we shall issue options, exercisable at $6.00 per share, to acquire an aggregate of 914,000 shares of our common stock to approximately 38 of Zapco's employees and executives who accept employment with us or the surviving corporation (including options to acquire 500,000 shares to be issued to Mr.
                           Zahren) as part of their compensation package.


Conditions to the Merger

         The obligations of US Energy and Zapco to complete the merger and the other transactions contemplated by the merger agreement are subject to the satisfaction or waiver of each of the following conditions before completion of the merger:

                  o The merger and the merger agreement shall have been approved by the requisite vote of the stockholders of US Energy and Zapco;

                  o No law or order is enacted or issued which prevents completion of the merger or the transactions contemplated by the merger agreement;

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

                  o All consents legally required to be obtained to complete the merger have been obtained;

                  o Zapco shall have completed the purchase of specified assets of Yankee Energy as contemplated by the Yankee Energy transaction;

                  o Cinergy Energy shall have invested $11.5 million in Merger Sub in exchange for all of the authorized shares of Merger Sub's Class B Common Stock;

                  o AJG Financial Services and Cinergy Gasco shall have entered into agreements with respect to the Cinergy Gasco transaction;

                  o The AJG Gasco transaction and (to the extent required to be completed before the merger is completed) the AJG Genco Transaction shall have been completed.

Additional Conditions to Obligations of US Energy

         The obligation of US Energy to complete the merger and the other transactions contemplated by the merger agreement are also subject to the satisfaction or waiver of each of the following additional conditions before completion of the merger:

                  o Zapco's representations must be true and correct in all material respects as of the time of completion of the merger except with respect to representations which address matters only as of a particular date which must be true and correct in all material respects as of that particular date, and we shall have received a certificate of an executive officer of Zapco to this effect;

                  o Zapco has performed or complied in all material respects with all of its agreements in the merger agreement that it is required to perform or comply with by the completion of the merger, and we shall have received a certificate of an executive officer of Zapco to this effect;

                  o the material contracts identified in the merger agreement as the "Transaction Documents" have not been modified, terminated or challenged in court;

                  o all securities law filings and authorizations required to permit the issuance of the US Energy Merger Securities have been made or obtained;

                  o Zapco's lawyers have delivered to us their opinion substantially in the form annexed as an exhibit to the merger agreement;

                  o Zapco has delivered to us customary closing documents;

                  o Zapco stockholders receiving US Energy Merger Securities have delivered a representation letter to us regarding their investment intent with respect to their acquisition of US Energy Merger Securities and their financial sophistication;

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


                  o Zapco's two principal lenders have consented to the merger;

                  o the $3.8 million loan made to Zapco by AJG Financial Services has been documented on the following terms:

                  (a)      the loan will be evidenced by a subordinated  secured
                           note in the principal amount of $3.8 million and the interest rate on this note will not exceed 8%;

                  (b) there will be no principal or interest payments for the year ending December 31, 2001 and thereafter there will be quarterly self-amortizing payments over the following five years;

                  (c) the note will be prepayable at any time without penalty; and

                  (d)      such other terms reasonably acceptable to US Energy;

                 o Cinergy Solutions Holding Company, Inc., which is an indirect subsidiary of Cinergy, and which indirectly owns all of the stock of Cinergy Energy and Cinergy Gasco has delivered its performance guaranty. In the performance guarantee, this Cinergy subsidiary guarantees performance of, and compliance with: (i) 37.5% of Merger Sub's obligation to make the $800,000 contingent cash payment and (ii) all obligations, covenants, terms and conditions to be performed or complied with by certain subsidiaries and affiliates of Cinergy pursuant to certain agreements entered into in connection with the merger and Cinergy Energy's $11.5 million investment in Merger Sub.

                  o there has not been any change in or effect on the business of Zapco or any of its subsidiaries that is reasonably likely to be materially adverse to the assets (including intangible assets), liabilities, condition (financial or otherwise) or results of operations of Zapco and its subsidiaries taken as a whole; and

                  o the Hancock Debt Service Reserve Arrangement has been completed.

                                    The   "Hancock    Debt    Service    Reserve
                                    Arrangement"  refers  to the  proposal  that
                                    Zapco is authorized to make to Hancock,  one
                                    of  its   principal   lenders,   to   obtain
                                    Hancock's   consent  to  the  merger.   This
                                    proposed   arrangement  provides  that  upon
                                    completion of the merger:

                                    o       The  $4  million  letter  of  credit
                                            posted by Arthur J. Gallagher & Co.,
                                            on  behalf  of  Zapco  in  favor  of
                                            Hancock  will  be  replaced  by  two
                                            guarantees  - a guaranty  by Cinergy
                                            of   $2   million   (the    "Cinergy
                                            Guaranty")  and a guaranty by Arthur
                                            J.   Gallagher   &  Co.   (the  "AJG
                                            Guaranty")   with   respect  to  the
                                            remaining   amount   that  Zapco  is
                                            required   to   reserve   under  the
                                            Hancock loan documents.

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
                                    o       We will issue a corporate guarantee
                                            in favor  of  Arthur J. Gallagher &
                                            Co. in form and substance
                                            satisfactory to Arthur J. Gallagher
                                            & Co. and us respecting any amounts
                                            drawn under the AJG Guaranty.

         We are required to take all actions and deliver all documents necessary to effectuate all parts of the Hancock Debt Service Reserve Arrangement applicable to us in a timely manner.


Additional Conditions to Obligations of Zapco

         The   obligation  of  Zapco  to  complete  the  merger  and  the  other transactions contemplated by the merger agreement are also subject to the satisfaction or waiver of each of the following additional conditions:

                  o Our representations are true and correct in all material respects as of the time of completion of the merger except with respect to representations which address matters only as of a particular date which must be true and correct in all material respects as of such date, and Zapco has received a certificate of an executive officer of US Energy to that effect;

                  o We have performed or complied in all material respects with all of our agreements in the merger agreement that we are required to perform or comply with by the completion of the merger and Zapco has received a certificate of one of our executive officers to that effect;

                  o The transaction documents have not been modified, terminated or challenged in court;

                  o All securities law filings and authorizations required to permit the issuance of the US Energy Merger Securities have been made or obtained;

                  o Our lawyers have delivered to Zapco their opinion substantially in the form annexed as an exhibit to the merger agreement;

                  o There has not been any change in or effect on our business or the business of any of our subsidiaries that is reasonably likely to be materially adverse to the assets (including intangible assets), liabilities (contingent or otherwise), condition (financial or otherwise) or results of operations of US Energy and its subsidiaries taken as a whole.

                  o Energy Systems Investors has offered to those stockholders of Zapco who qualify as "accredited investors" the opportunity to invest in Energy Systems Investors on the terms set forth as an exhibit to the merger agreement (See "Energy Systems Investors Transaction");


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

                  o the note in aggregate principal amount of $7.74 million issued to us by Energy Systems Investors has been paid in full, except to the extent otherwise provided in the merger agreement (See "Energy Systems Investors Transaction");

                  o we have filed the certificate of designation creating the Series C Stock with the appropriate governmental authorities and we have reserved for issuance the number of shares of our common stock issuable upon conversion of the Series C Preferred Stock and the exercise of the Series C Warrants;

                  o Bernard J. Zahren and a representative of AJG Financial Services, a major Zapco stockholder, (i.e., Mark P. Strauch) have become members of our Board of Directors at the same time the merger is completed;

                  o we have established a three person executive committee of our board to govern our day to day business and operations and provide policy and strategy recommendations to our board and Goran
                           Mornhed, Lawrence Schneider and Bernard J. Zahren have been appointed to this committee;

                  o we have delivered to Zapco customary closing documents;

                  o we have not been involved in a change of control (as this term is used in the merger agreement);

                  o our by-laws are in the form attached as an exhibit to the merger agreement;

                  o US Energy and Cinergy Solutions Holding Company have executed and delivered certain guarantees; and

                  o the Hancock Debt Service Reserve Arrangement has been completed.


Survival of Representations, Warranties and Agreements

         Generally, the merger agreement does not provide for the survival of representations and warranties, however, the indemnification agreement entered into in connection with the merger has the net effect that:

                  o claims regarding breaches of representations relating to Zapco must be asserted against the major Zapco stockholders within 18 months of the completion of the merger, except for claims relating to environmental, ERISA and tax matters which may be brought within six years after the merger; and

                  o claims regarding breaches of our representations must be asserted within 18 months after the merger, except for claims relating to environmental, ERISA

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

and tax matters which may be brought within six years after the merger.

Director and Officer Indemnification

         The merger agreement provides that (i) for the six years following the merger, we will not modify the indemnification provisions of Zapco's certificate of incorporation and by-laws in a manner that would adversely affect the rights of any person entitled to indemnification thereunder and (ii) we will indemnify Zapco's officers, directors and others from losses and expenses they suffer for their acts or omissions occurring prior to or at the merger. These obligations of ours are subject to limitations relating to the scope of Zapco's directors and officers liability insurance, the indemnification afforded under Zapco's certificate of incorporation and by-laws, and to Zapco's obtaining director and officer liability insurance by Zapco for the individuals who were officers and directors when the merger agreement was signed. We are not obligated to indemnify any director or officer of Zapco or its subsidiaries for breaches of Zapco's representations or covenants in the merger agreement or the transaction agreements. In the event that the surviving corporation merges or transfers substantially all of its assets to another person, we are required to use our reasonable best efforts to cause the acquiror to assume these indemnification obligations.


Amendment and Waiver

         US Energy and Zapco may amend the merger agreement before completion of the merger. However, the merger agreement generally provides that after Zapco's stockholders adopt the merger agreement, which has occurred, no change will be made that will reduce the amount of or change the type of consideration into which each share of Zapco capital stock will be converted upon completion of the merger.

         US Energy and Zapco may extend the time the other party has to perform any of its obligations under the merger agreement, waive any inaccuracies in the other party's representations and waive compliance by the other party with any of the agreements or conditions contained in the merger agreement.

         If any conditions or other obligations are waived, we will consider the facts and circumstances at that time and make a determination as to whether a resolicitation of proxies is appropriate.


Fees and Expenses

         The merger agreement specifies that all expenses incurred by us and Zapco will be borne solely by the party incurring such expense, provided that upon completion of the merger, all expenses will be borne by the surviving corporation. However, as described below under "The Termination Fee Agreement", US Energy, Zapco and Cinergy Energy have agreed to the payment under specified circumstances of expenses (i.e., all out of pocket expenses incurred in negotiating and completing the merger agreement) and a termination fee.

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

Termination under the Merger Agreement

         The merger agreement provides that the merger agreement may be terminated and the merger may be abandoned at any time prior to the completion of the merger whether before or after approval of the merger agreement and the merger by our stockholders and Zapco stockholders by (i) the mutual consent of US Energy and Zapco, or (ii) either US Energy or Zapco if:

                  o the merger is not completed by the date determined in accordance with the merger agreement, but only if no willful breach of any representation or covenant by the party seeking to terminate is a substantial cause of the failure of the merger to be consummated by such date;

                  o a final and nonappealable order or ruling of a court or governmental authority is issued preventing completion of the merger;

                  o the merger agreement does not receive the approval of the stockholders of either party, but only if no willful breach of any representation or agreement by the party seeking to terminate is a substantial cause of the failure to receive the required vote;

                  o the average closing price of our common stock for the twenty trading days ending two days prior to the completion of the merger is less than $4.00;

                  o the other party (as opposed to the terminating party) has not complied in all material respects with the covenants required by the merger agreement to be performed by it prior to the completion of the merger, or the other party's representations generally have become untrue in material respects, and in either case, such breach is not promptly cured within 20 days following the breaching party's receipt of notice of the breach; or

                  o as a result of any change in environmental laws between November 28, 2000 and the completion of the merger, the representations made by the other party with respect to environmental matters are no longer accurate.


Termination Fee Agreement

         US Energy, Zapco and Cinergy Energy have entered into a termination fee agreement that (i) provides additional bases for terminating the merger agreement, (ii) requires the payment of termination fees and expenses in specified circumstances and (iii) restricts our and Zapco's ability to solicit a competing transaction.

Additional Grounds For Terminating the Merger

         The termination fee agreement provides that the merger agreement may be terminated and the merger may be abandoned at any time prior to the completion of the merger whether before or

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


after approval of the merger agreement and the merger by our stockholders and Zapco stockholders by either US Energy or Zapco if:

                  o our stockholders do not approve the merger agreement and the related transactions;

                  o one or more of the following three triggering events (the "triggering events") occurs:

                           (i) the board of directors of the non-terminating party does not recommend approval of the merger agreement or withdraws its favorable recommendation of the merger agreement (the withdrawal of a favorable recommendation includes any change or modification which is adverse to the adoption of the merger agreement and the related merger);

                           (ii) the board of directors of the non-terminating party recommends to its stockholders the adoption of a competing transaction (as described below); or

                           (iii) a tender offer is commenced for 50% or more of the non-terminating party's outstanding capital stock and such non-terminating party does not recommend against, or does not indicate whether its stockholders should accept, the tender offer;

                  o the following three events occur with respect to the terminating party:

                           (i) the terminating party pays the applicable termination fee;

                           (ii) the board of directors of the terminating party withdraws its favorable recommendation of the merger agreement after being advised by its lawyers that the failure to terminate the merger agreement would be a breach of its fiduciary duties; and

                           (iii) a third party makes a superior proposal (as described below) with respect to the terminating party and, in the case where US Energy is the terminating party, our board of directors does not recommend against acceptance of the superior proposal.

         A competing transaction is:

                  o a merger, combination or other similar transaction as a result of which the stockholders of US Energy or Zapco, before such transaction, own less than 50% of the voting stock of the surviving or merged entity after the transaction is completed;

                 o         any sale, lease or other disposition of 50% or more
                          of the assets of such party

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

                           and its subsidiaries, taken as a whole; or

                  o a tender offer for, or any acquisition of, 50% or more of the outstanding voting securities of such party by a person not affiliated with US Energy, Zapco or Cinergy Energy.

         A superior proposal is a third party proposal for a competing transaction with Zapco or US Energy which the board of directors of Zapco or US Energy, as the case may be, reasonably determines in its good faith judgment (based on the advice of its financial advisor and lawyers) to be more favorable to its stockholders than the merger and for which the required financing is then committed.


Termination Fees

         Set forth below is a summary of the material circumstances in which the payment of a termination fee and expenses may be required. Generally, if more than one person is entitled to the termination fee, it will be shared equally by the persons entitled to such payment. In addition, the party required to pay the termination fee is also generally required to pay the expenses of the other parties. The contractual provisions regarding the termination fee in the termination fee agreement are not easily summarized. You are urged to carefully read the provisions of the termination fee agreement. The termination fee agreement was filed as an exhibit to our Quarterly Report on Form 10-QSB for the period ended October 31, 2000. The termination fee agreement provides:

         We must pay Zapco and Cinergy Energy $2 million if:

                  o Zapco terminates the merger agreement before or at the time it is approved by our stockholders, and the following three conditions are met:

                           (i) one of the three triggering events described on page [ ] of this proxy statement has occurred in which US Energy is the "non-terminating party;"

                           (ii)     at the time of  termination  a proposal  has
                                    been  made  for  a   competing   transaction
                                    involving us; and

                           (iii)    our  board   does  not   recommend   against
                                    accepting the competing transaction.

                  o we terminate the merger agreement before it is voted on by our stockholders and the following two conditions are met:

                           (i) our board, after having received the advice of our lawyers that its failure to terminate the merger agreement would be a breach of their fiduciary duties, withdraws its favorable recommendation of the merger agreement; and


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

                           (ii) a third party offers us a superior proposal and our board does not recommend against accepting the proposal.

                  o Zapco terminates the merger agreement because it is not approved at our stockholders meeting and at that time a proposal has been made for a competing transaction involving us which our board does not recommend against accepting.

         Once our stockholders approve the merger agreement, the termination fee increases and, as a result, we must pay Zapco and Cinergy Energy $5 million (or a lesser amount to the extent required by Delaware law) if:

                  o Zapco terminates the merger agreement and the following conditions are met:

                           (i)      in connection with one of the three
                                    triggering events occurring in which US
                                    Energy is the "non-terminating party"; and

                           (ii)     at  the  time  of  Zapco's  termination,   a
                                    proposal is made for a competing transaction involving us; and

                           (iii)    our  board   does  not   recommend   against
                                    accepting the competing transaction; or

                  o we terminate the merger agreement and the following two conditions are met:

                           (i) our board of directors after having received advice from our lawyers that the failure to terminate the merger agreement would be a breach of their fiduciary duties, withdraws its favorable recommendation of the merger agreement; and

                           (ii)     a third party makes a superior  proposal and
                                    our  board   does  not   recommend   against
                                    accepting the proposal.

         Zapco must pay us and Cinergy Energy $5 million (or a lesser amount to the extent required under Delaware law) if:

                  o we terminate the merger agreement and the following two conditions are met (i) the Zapco board withdraws its recommendation or the Zapco board recommends that the Zapco stockholders approve a competing transaction, and (ii) at the time we terminate the merger agreement a proposal for a competing transaction for Zapco has been made; or

                  o Zapco terminates the merger agreement and the following two conditions are met: (i) its board of directors, after having been advised by its lawyers that the failure to terminate the merger agreement would be a breach of its fiduciary duties, withdraws its favorable recommendation of the merger agreement, and (ii) a third party makes a superior proposal for Zapco.

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


         Cinergy Energy must pay us and Zapco $2 million if the merger agreement is terminated by us or Zapco because Cinergy Energy breached its representations or covenants in the subscription agreement pursuant to which Cinergy Energy has agreed to invest $11.5 million in Merger Sub. If, however, Cinergy Energy terminates the subscription agreement in accordance with its terms, it is not required to pay this termination fee or our and Zapco's expenses.

         The termination fee agreement imposes limits on the payment or receipt of these termination fees and expenses. The principal limitations are:

                  o no termination fee is payable if the merger agreement is terminated because the average closing price is less than $4.00

                  o a party is not entitled to receive a portion of the termination fee to the extent that it has materially breached its obligations under the merger agreement or a stockholder of a party has materially breached its obligations under the voting agreement.

No Solicitation

         The termination fee agreement provides that until the merger is consummated or the merger agreement has been terminated, US Energy and Zapco will not, directly or indirectly:

                  o solicit or take any other action designed to facilitate the making of any proposal that may reasonably be expected to lead to a competing transaction;

                  o participate in any discussions in furtherance of facilitating a proposal for a competing transaction;

                  o        obtain a competing transaction;

                  o        endorse a competing transaction; and

                  o knowingly permit its representatives to take any of the foregoing actions.

         Notwithstanding the foregoing, US Energy and Zapco may participate in discussions with respect to unsolicited superior proposals (even if the financing for the proposal has not been committed) to the extent that the board of directors of such party determines in good faith, after being advised by its lawyers, that the failure to participate in discussions with respect to the unsolicited superior proposal would be a breach of its fiduciary duties.

         US Energy and Zapco have agreed to immediately advise the other parties to the termination fee agreement of their receipt of any proposals for competing transactions.

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

Registration Rights Agreement

         The US Energy Merger Securities to be issued to the Zapco stockholders in connection with the merger have not been registered under federal or state securities laws. Accordingly, we have entered into a registration rights agreement for the benefit of Zapco's stockholders who will receive US Energy Merger Securities. Under the registration rights agreement, after the first anniversary of the merger, the holders of at least one-third the US Energy Merger Securities that are then "restricted shares" for purposes of this agreement, can, under specified conditions, demand that we register the resale of these securities. We are required to file only three demand registration statements. Zapco stockholders may also be entitled to register their US Energy Merger Securities which are shares of our common stock on a "piggyback basis" if we register the issuance of our shares or the sale of our shares by others. Our obligation to file these demand registration statements and to allow for piggyback registration ends ten years after completion of the merger.

Escrow Agreement

         The merger agreement and the escrow agreement establish the working capital escrow fund and the indemnification escrow fund, both of which will be held by the escrow agent after the merger. The working capital escrow fund will consist of (i) $1,200,000 in cash and (ii) the number of shares of our Series C Preferred Stock and common stock that:

                  o has a value of $1,200,000 (with the shares valued according to the standard values); and

                  o are in the same ratio as the ratio of shares of our Series C Preferred Stock to be delivered to Zapco's stockholders are to shares of our common stock to be delivered to Zapco's stockholders.

         The indemnification escrow fund will consist of (i) $400,000 in cash (not including the contingent cash payment of $800,000, which is subject to reduction to satisfy our indemnification claims) and (ii) the number of shares of our Series C Preferred Stock and common stock that:

                  o has a value of $1,300,000 (with the shares valued according to the standard values); and

                  o are in the same ratio as the ratio of shares of our Series C Preferred Stock to be delivered to the major Zapco shareholders are to shares of our common stock to be delivered to the major Zapco shareholders.

         The working capital escrow fund shall serve as a source of funding for amounts owing by Zapco's stockholders to the surviving corporation as a result of the post-closing adjustment. The escrow agent shall make disbursements from the working capital escrow fund in the following order: (1) by releasing cash from the working capital escrow fund; (2) by liquidating the assets (other than the Series C Preferred Stock and our common stock) in such fund and releasing the proceeds; and

(3) by releasing the shares of our Series C Preferred Stock and common stock in the working capital escrow fund (valued according the standard values). If there are no assets in the working capital escrow fund, the escrow agent shall make disbursements of cash, common stock and Series C Preferred Stock from the indemnification escrow fund in proportion to the aggregate amount of cash, shares of our common stock and shares of Series C Preferred Stock in the indemnification escrow fund (with each share valued according to the standard values). The amount, if any, remaining in the working capital escrow fund after the payment of all post-closing adjustments will be released to AJG Financial Services acting as agent for Zapco's shareholders (the "Zapco Shareholder Agent").

         The escrow agreement provides that the indemnification escrow fund shall serve as a source of funding for amounts owing by Zapco's major shareholders to us, Cinergy Energy and the surviving corporation and certain related persons (collectively, the "Indemnification Beneficiaries") as a result of the indemnification agreement. The contingent cash payment also serves as a source of funding for these amounts. See "Indemnification Agreement." The escrow agent shall make disbursements of cash, our common stock and Series C Preferred Stock (valued according to the standard values) from the indemnification escrow fund in proportion to the aggregate amount of cash, our common stock and Series C Preferred Stock in the indemnification escrow fund. The amount, if any, remaining in the indemnification escrow fund, after the settlement of all claims brought by the Indemnification Beneficiaries under the indemnification agreement by May 28, 2002, will be released to Zapco Shareholder Agent.

Indemnification Agreement

         The indemnification agreement which was entered into by us, Cinergy Energy, Merger Sub, Zapco's major shareholders, the Zapco Shareholder Agent, and Zapco, contains the following indemnification provisions.

         Pursuant to this agreement, each of the major Zapco shareholders agrees to indemnify the Indemnification Beneficiaries after the completion of the merger against and from all damages incurred by them as a result of:

         i. any breach of Zapco's representations in the agreements and documents entered into in connection with the transactions contemplated by the merger agreement (the "Transaction Documents");

         ii. any breach by Zapco of any of its covenants or obligations under the Transaction Documents;

         iii. to the extent any Zapco stockholder exercises his appraisal rights pursuant to Section 262 of the Delaware General Corporation Law, the amount, if any, by which the sum such holder receives pursuant to Section 262 exceeds the value (with each share valued according to the standard values) of his scheduled merger consideration;

         iv.      certain stock transfer taxes;

         v. all claims relating to the manner in which the merger consideration is allocated among Zapco's stockholders; and

         vi. any breach by Zapco of any of its covenants or obligations under the agreements signed in connection with the Yankee Energy transaction, the AJG Genco transaction, the AJG Gasco transaction and the Cinergy Gasco transaction, in each case only to the extent it arises or accrues before the completion of the merger.

However, the Indemnification Beneficiaries shall not be entitled to recover:

         i. unless a claim is properly made within 18 months (or in certain circumstances six years) after the merger;

         ii. to the extent the damages (other than damages based on claims relating to appraisal rights and claims relating to the manner in which the merger consideration is allocated) do not exceed $500,000 in the aggregate;

         iii. from any major Zapco shareholder more than the value of that shareholder's scheduled merger consideration;

         iv. for damages to the extent such damages were expressly included in the post-closing adjustment;

         v. with respect to lost profits or punitive damages (other than punitive damages paid or payable to, or claimed by, third parties); and

         vi. from any major Zapco shareholder more than his pro rata share of the aggregate amount of the damages; provided if any major Zapco shareholder does not timely pay to any Indemnification Beneficiary all of the damages such major Zapco shareholder is obligated to pay, the Indemnification Beneficiary may require AJG Financial Services or Bernard J. Zahren to pay such amount to the extent such payment would not require AJG Financial Services or Mr. Zahren to pay more than the value of their scheduled merger consideration.

         The payment of any damages to which the Indemnification Beneficiaries are entitled shall be satisfied, in the following sequence, by (I) on a proportionate basis, (i) disbursing cash, shares of our Series C Preferred Stock and common stock (with shares valued according to the standard values) and any other assets held in the indemnification escrow fund, to the extent available, until the indemnification escrow fund has been reduced to zero and (ii) reducing the amount of the contingent cash payment until such contingent cash payment has been reduced to zero; (II) directly by the major Zapco shareholders, which payments shall be made such that 50.5% of the value of such payment shall be made in shares of our common stock and Series C Preferred Stock (with each share of our common stock valued according to the average price of our common stock for the 10 consecutive trading days ending two business days prior to the making of the claim and each share of Series C Preferred Stock valued at $30.00), and 49.5% of the value of such payment shall be made in cash; provided, however that each such indemnifying major Zapco shareholder may, at his option, pay such damages solely in cash.

         Each of us, Merger Sub and Cinergy Energy (the "Purchasing Parties") agrees to indemnify Zapco's stockholders and certain related parties after the completion of the merger against and from all damages incurred by them as a result of:

         i. any inaccuracy in or breach of any representation and warranty made by the Purchasing Parties in the Transaction Documents; and

         ii. any breach by the Purchasing Parties of any of their covenants or obligations under the Transaction Documents.

         However, Zapco's stockholders and the related parties shall not be entitled to recover:

         i. unless a claim is properly made within 18 months (or in certain circumstances six years) after the merger;

         ii. to the extent such damages do not exceed $500,000 in the aggregate;

         iii. to the extent the aggregate claims actually paid by the Purchasing Parties to Zapco's stockholders and related persons exceeds the sum of (i) $13,000,000 and (ii) the value (other than the cash payment) which all of Zapco's stockholders are entitled to receive pursuant to the Merger Agreement; and

         iv. with respect to lost profits or punitive damages (other than punitive damages paid or payable to, or claimed by third parties).

         The payment of any damages to which Zapco's stockholders and related persons are entitled pursuant to the indemnification agreement shall be satisfied by the Purchasing Parties by the delivery of cash or, at the Purchasing Parties' option, by the delivery of shares of our common stock (with each share valued according to the average price of our common stock for the ten consecutive trading days ending two business days prior to the making of the claim) to such account or accounts as the Zapco Shareholder Agent shall designate by written notice to the Purchasing Parties; provided however, that we shall not be required to distribute such shares if such distribution would violate the securities laws (in which case we shall use our best reasonable efforts to distribute the shares without violating the securities laws and if we cannot make such distribution within 90 days, we shall pay such damages by delivering cash); and provided further however, that we shall provide registration rights for such shares analogous to the registration rights provided pursuant to the registration rights agreement.

Voting Agreement

         At the time the merger agreement was signed, we, Lawrence I. Schneider, Henry Schneider, Energy Systems Investors, Cinergy Solutions, Inc. (a subsidiary of Cinergy and a stockholder of US Energy) and various other of our stockholders (collectively "US Energy Principal Stockholders") and the major Zapco shareholders executed a stockholders' and voting agreement. The following is a summary of the material provisions of this voting agreement.

         The major Zapco shareholders and US Energy Principal Stockholders agreed generally, except with respect to the neutralized shares, until the merger agreement is terminated, to vote their Zapco or US Energy shares:

                  o        in  favor of the  merger  agreement  and the  related
                           transactions, provided however, that US Energy Principal Stockholders are not obligated to vote in favor of the merger if prior to our meeting a change of control of Zapco has occurred or will occur;

                  o against any matter if the matter would result in a breach of any of our or Zapco's obligations or representations contained in the merger agreement; and

                  o against any matter, if the matter, would result in any of the conditions to our obligations or Zapco's obligations under the merger agreement not being satisfied.

         The major Zapco shareholders hold approximately 85% of the voting securities of Zapco. The US Energy Principal Stockholders hold shares (exclusive of options or warrants to acquire our shares of capital stock) with a combined voting power of 2,918,203 shares (excluding the neutralized shares).

         The major Zapco shareholders and the US Energy Principal Stockholders agreed to limit their transactions in our securities during the 20 day period when we calculate the average closing price of our common stock in order to determine the merger consideration.

         The major Zapco shareholders and certain US Energy Principal Stockholders (together, the "Restricted Shareholders") agreed that until the termination of the merger agreement they would neither (i) solicit or accept any other proposals from any person relating to competing transactions, nor (ii) participate in any discussions or other communications regarding, or facilitate any effort or attempt by any other person to seek, a competing transaction.

         The Restricted Shareholders agreed, with limited exceptions, for one year after completing the merger not to sell, offer to sell, contract to sell or otherwise transfer of any of our securities they hold.

         The  voting   agreement   also  includes  the  following   requirements
concerning the voting of our securities to elect directors and approve our 2000 executive incentive compensation plan:


o        election of Bernard J. Zahren and              We shall nominate them for election to our
         one designee of AJG Financial                  board and the US Energy Principal
         Services (Mark P. Strauch) to our              Stockholders agreed to vote for their
         board of directors.                            election as directors and to vote against
                                                        their removal, except for cause.
------------------------------------------------------  ------------------------------------------------------

o        election of Lawrence I. Schneider to           We shall nominate for election to our
         our board of directors                         board at our next shareholders meeting
                                                        following this meeting and Cinergy Energy
                                                        and the  major Zapco shareholders agreed to
                                                        vote for his election and to vote against his
                                                        removal and against the removal of Henry
                                                        Schneider, except for cause, before the end of
                                                        their terms.
------------------------------------------------------  ------------------------------------------------------
o        election of M. Stephen Harkness or             We shall nominate him for election to our
         any other person designated by an              board at the shareholders meeting
         subsidiary of Cinergy to our board             following this meeting and the US Energy
         of directors                                   Principal Stockholders and major Zapco
                                                        shareholders agreed to vote for his election
                                                        as a director and to vote against his
                                                        removal, except for cause, before the end of
                                                        this term.
------------------------------------------------------  ------------------------------------------------------
o        approval of our 2000 executive                 The US Energy Principal Stockholders
         incentive compensation plan                    agreed to vote to approve our 2000
                                                        executive incentive compensation plan.
------------------------------------------------------  ------------------------------------------------------

         In addition, major Zapco shareholders and the US Energy Principal Stockholders agreed to vote against any proposal that would have the effect of amending or terminating the sections of our by-laws concerning the board and committees of directors.

         We also agreed that if we redeem any of our common stock or Series B Warrants held by any Restricted Shareholder, we will offer to repurchase such number of shares of our common stock or Series B Warrants, as the case may be, of the other Restricted Shareholders that we can offer to repurchase using a formula set forth in the voting agreement.

         Except for the requirement not to vote to remove the directors identified above, which shall terminate on November 28, 2003, the obligations of the parties to the voting agreement shall terminate upon the earlier of (a) the termination of the merger agreement, and (b) the later of (i) May 28, 2002 and
(ii) immediately after our stockholders' meeting following this meeting.

                               ZAPCO TRANSACTIONS

              Set forth below is a summary of the transactions that must be completed before the merger can be completed.

Yankee Energy Transaction:

              Zapco will purchase, through its wholly-owned subsidiary BMC Energy LLC, from Yankee Energy Gas Company (i) two landfill gas energy projects located in Illinois and (ii) certain electrical equipment and related assets located in New York. The sale includes the Gencos and the Gascos relating to the two Illinois projects. The base purchase price of $12.7 million will be paid by BMC Energy as follows: (i) $10.6 million in cash is payable at closing and (ii) BMC Energy's assumption of $2.1 million of construction costs at closing. In addition BMC Energy's shall issue a $4.7 million promissory note that bears interest at the rate of 9.5% interest per annum and is payable in quarterly installments of both interest and principal commencing one year following the closing. The note payments are contingent on and payable only out of all available cash flow from the two acquired projects after certain available cash flow thresholds are met in the applicable payment quarter. In essence the promissory note provides a mechanism by which BMC Energy and Yankee Energy will share available cash flow, if any, in excess of certain minimum available cash thresholds upon which the base purchase price for the Yankee Energy transaction was predicated. The final quarterly payment will be payable on December 31, 2010 and any unpaid principal and accrued interest outstanding on December 31, 2010 following such quarterly payment will be extinguished, unless otherwise extended due to an event of default. The obligations evidenced by the note are secured by a security interest in the acquired projects. This security interest will be subordinated to ABB Energy Capital's security interest pursuant to the ABB loan. The closing of the Yankee Energy transaction is conditioned upon BMC Energy's closing financing $13.2 with ABB Energy Capital.



AJG Gasco Transaction:

              Subject to the completion of the Yankee Energy transaction, AJG Financial Services will purchase all of the economic interests held by Zapco or BMC Energy in four gas operating projects located in Illinois and Wisconsin (including the gas operating component of the two projects BMC Energy will acquire in the Yankee Energy transaction), including the related Section 29 tax credits. The $9.18 million purchase price to be paid by AJG Financial Services will consist of (i) $1 million in cash payable at closing, and (ii) two promissory notes in the aggregate principal amount of $8.18 million, bearing interest at the rate of 6% per annum, payable in quarterly installments of principal and interest. Approximately $5.51 million of the purchase price represented by the promissory notes is contingent upon the amount of Btus of landfill gas produced by the acquired projects in each calendar quarter through March 31, 2008. AJG Financial Services will also fund the annual capital and operating expenses for the projects through December 31, 2007, up to $936,000 in the aggregate. The obligations of AJG Financial Services under the transfer documents and the notes will be secured by its granting BMC Energy a security interest in AJG Financial Services' ownership interests in the projects. Immediately after completing the merger, AJG Financial Services and Cinergy Gasco are to complete the Cinergy Gasco transaction, and AJG Financial Services will pay an incentive fee of $2.3 million to Zapco and BMC Energy at the time the Cinergy Gasco transaction is completed. (See"Cinergy Gasco Transaction" below). Any sums paid by AJG Financial Services to Zapco prior to merger in connection with the Yesco transaction and the Cinergy Gasco transaction are not included in the post closing adjustment provisions of the merger agreement.

AJG Genco Transaction:

              AJG Financial Services has agreed with Zapco, that it will at Zapco's option, (i) maintain AJG's existing 50% limited partnership and limited liability company interests in five electrical generating projects developed by Zapco in Illinois, and (ii) acquire 50% of the limited liability company interests in the two electrical generating projects BMC Energy will purchase pursuant to the Yankee Energy transaction. The acquisition of the two BMC Energy projects by AJG Financial will occur, if at all, following completion of the merger.

              The transaction set forth below to be completed immediately following the merger.

Cinergy Gasco Transaction:

              Subject to the completion of the Yankee Energy transaction and following the completion of the AJG Gasco transaction and the merger, Cinergy Gasco will purchase all of the partnership and limited liability company interests and tax credits AJG Financial Services acquired from Zapco and BMC Energy in the AJG Gasco transaction. In the event AJG Financial Services, Zapco and BMC Energy do not complete the AJG Gasco Transaction, Cinergy Gasco will acquire the interests and tax credits directly from Zapco and BMC Energy. The purchase price shall be structured to provide Cinergy Gasco with an internal rate of return of approximately 20%. The $11.66 million purchase price to be paid by Cinergy Gasco will consist of (i) $3.3 million in cash payable at closing, and (ii) two promissory notes in the aggregate principal amount of $8.36 million, bearing interest at the rate of 6% per annum, payable in quarterly installments of principal and interest. A portion of the purchase price represented by the notes, approximately $5.69 million is contingent upon the amount of Btus of landfill gas produced by the acquired projects in each calendar quarter through March 31, 2008. In addition to paying the purchase price, Cinergy Gasco will also assume AJG Financial Services' obligation to fund the annual capital and operating expenses for the projects through December 31, 2007, up to $936,000 in the aggregate. Zapco and BMC Energy also have the right to have the promissory note payments made directly to them from Cinergy Gasco, through an assignment from AJG Financial Services. Cinergy Solution Holding Company will guarantee Cinergy Gasco's obligations relating to the Cinergy Gasco transaction.

                              ZFC ROYALTY PARTNERS

              We will  offer to  purchase  up to  23.563  units  of ZFC  Royalty
Partners, a Connecticut limited partnership affiliated with Zapco. This partnership holds certain royalty interests in certain Zapco projects. Through this transaction, we will be purchasing cash flow generated by certain of Zapco's projects that would otherwise be paid to outside investors. We believe that the terms of the transaction will increase our earnings per share. We will pay per unit 6,786 shares of our common stock for each ZFC unit; provided, however, that if the average stock price for our common stock (calculated in the same manner for determining the merger consideration) is less than $5.75 and equal to or greater than $4.25, then the number of shares of common stock to be issued for each unit will equal the quotient obtained by dividing $39,019.50 by the average stock price.

              This offer is subject to, among other things, the satisfaction of the following conditions:

                  o the transactions contemplated by the offer do not violate ZFC Royalty Partners' organizational documents or violate or result in any default under any agreement to which the Partnership or the unitholders are a party;

                  o compliance with all applicable securities laws with respect to the issuance of our common stock and sale of units as contemplated by the offer;

                  o our satisfaction with our due diligence investigation, and the absence of adverse changes and material liabilities, with respect to ZFC Royalty Partners;

                  o our acquiring all of the outstanding equity interests in ZFC Royalty Partners;

                  o        the average stock price shall not be less than $4.25;

                  o the royalty payments made or accrued by Zapco to ZFC Royalty Partners or payable by Zapco to the Partnership in the future are consistent with Zapco's financial statements referred to in the merger agreement and the financial model developed by Zapco and us, and such royalty payments have been and will be promptly distributed to unitholders upon receipt by ZFC Royalty Partners; and

                  o         each selling Unitholder is an accredited investor.


                      ENERGY SYSTEMS INVESTORS TRANSACTION

                  The merger agreement requires Energy Systems Investors , LLC, which is controlled by Lawrence Schneider to offer to sell to Zapco's stockholders immediately before the merger 300 of Energy Systems Investors' 775 Class A interests. As part of the same transaction, Zapco stockholders who acquire these Class A interests would acquire from us 1,935 of our Series B Warrants for each Class A interest. Energy Systems Investors, sole asset immediately before the merger is expected to be 861,110 shares of our Series A Preferred Stock, each share of which is convertible into four shares of our common stock. The Series A Preferred Stock will be exchanged for Series D Preferred Stock if the plan of recapitalization is completed. (See "Proposal To Adopt Our Plan of Recapitalization") The Class A interests would represent an approximately 40% indirect interest in these shares. Lawrence Schneider will indirectly manage Energy Systems Investors and will be able to vote the US Energy securities held by Energy Systems Investors. Energy Systems Investors is required to liquidate or redeem its interests no later than four years after the merger, which will require the sale or distribution of some or all of its US Energy securities. If Zapco stockholders acquire 300 Class A interests, they would receive in the aggregate Series B Warrants exercisable for 580,500 shares of our common stock and, if the Series A Preferred Stock (or Series D Preferred Stock in the event of the plan of recapitalization is completed) were converted, an approximately 40% indirect interest in 3,444,440 shares of our common stock.

                  Energy Systems Investors has issued to us a promissory note to us in the principal amount of approximately $7.74 million, which, under the merger agreement, Energy Systems Investors is required to pay before the merger. The proceeds of the sale of the Class A interests will be used to pay part of the promissory note and US Energy has agreed to reduce the promissory note by the amount of the proceeds that it receives for the Series B Warrants. In order to pay the remainder of the note Energy Systems Investors intends to sell additional interests in such entity. The Zapco stockholders acquiring interests are only required to purchase the interests if (i) all of the conditions to the merger (other than with respect to Energy Systems Investors' note) have been satisfied and (ii) Energy Systems Investors has sold interests or otherwise obtained capital in an amount equal to the amount of the note less the amount to be paid by the Zapco stockholders for the Class A Interests and Series B Warrants.


                            CINERGY ENERGY INVESTMENT

         Cinergy Energy, US Energy and Merger Sub agreed in the subscription agreement that Cinergy Energy will, immediately prior to the merger, buy from Merger Sub all the 4,574 authorized shares of Merger Sub's Class B Common Stock for $11,500,000 in cash. The proceeds of this investment will be applied towards the $12 million cash payment to the Zapco stockholders that will be made at the completion of the merger. Following this investment and the merger, the owners of the surviving corporation (i.e., the owners of Zapco) will be us and Cinergy Energy. The following table provides information with respect to the stock ownership, equity and voting interests of US Energy and Cinergy Energy in the surviving corporation:

Name of                                                        Percentage
Stockholder of          Number and Class of                    of Equity                  Percentage of Voting
Surviving                   Shares of                          of Surviving                Power of Surviving
Corporation             Surviving Corporation                  Corporation                    Corporation
--------------          ---------------------                  -----------                --------------------


US Energy               5,426 shares of                             54.26%                        80% 1
                        Class A Common Stock1

Cinergy Energy          4,574 shares of                             45.74%                        20% 1
                        Class B Common Stock1

------------------

1 The Class A Common Stock is entitled to one vote per share and the Class B Common Stock is entitled to approximately 0.296 votes per share. Generally, the Class A Common Stock and the Class B Common Stock vote together as one class to specified transactions described below that require the separate approval of each class of stock. See "Cinergy Energy Investment Stockholders Agreement."

         The following is a summary of the material terms of certain contracts relating to the Cinergy investment, copies of which have been filed as exhibits to our Quarterly Report on Form 10-QSB for the period ended October 31, 2000. This summary is qualified in its entirety by reference to those contracts. See also "Zapco Transactions - Cinergy Gasco transaction" for a description of the Cinergy Gasco Purchase and Sale Agreement.

Subscription Agreement

         The subscription agreement is the agreement in which Cinergy Energy agreed to buy from Merger Sub the Class B Common Stock for $11,500,000 in cash. It contains the following material provisions:


         o Representations by us which are customary in this type of transaction, the reiteration of our representations made in the merger agreement, additional representations by us as to the status of our cogeneration or small power production facilities as qualifying facilities and that we are not subject to specified laws regulating certain types of utilities, energy producers and distributors.

         o Representations by Cinergy Energy which are customary in this type of transaction and representations by Cinergy Energy to the effect that, assuming the accuracy of our representations in the subscription agreement and Zapco's representations in the merger agreement, the transactions contemplated by the subscription agreement will not cause US Energy's or Zapco's qualifying facilities to lose such status or become subject to specified laws regulating certain types of utilities, energy producers and distributors.

        o The obligations of US Energy, Merger Sub and Cinergy Energy to complete the investment and the transactions contemplated by the subscription agreement are subject to the satisfaction or waiver of customary conditions, including the accuracy of the parties' representations, obtaining any legally required third party consents, the absence of any law or order preventing completion of the transaction and the signing of the agreements in connection with the Cinergy Gasco transaction, the satisfaction of, subject to specified exceptions, all the conditions to the completion of the merger and the Cinergy Gasco transaction. In addition, Cinergy Energy's obligations are subject to the completion of the Cinergy Gasco transaction by May 4, 2001.

         o Cinergy Energy agreed to cause Cinergy to take such action as may be necessary to effect the completion of the Hancock Debt Reserve Arrangement to the extent applicable to Cinergy.

         o Cinergy Energy, US Energy and Merger Sub agreed to take such other actions as are customary in this type of transaction.


Stockholders' Agreement

         US Energy and Cinergy Energy entered into a stockholders agreement governing their rights and obligations with respect to Merger Sub and, following the merger, the surviving corporation. The material provisions of this stockholders agreement are as follows:


Board of Directors                          The Surviving Corporation  will have
                                            five directors:  we will select four
                                            directors  and  Cinergy  Energy will
                                            select one director.

Stockholder Voting                          Except  as  indicated  in  the  next
                                            sentence, a majority of the Class A
                                            Common  Stock  and  Class  B  Common
                                            Stock voting together as  one  class
                                            (with each share of  Class  A Common
                                            Stock  entitled to one vote and each
                                            share  of  Class  B  Common  Stock
                                            entitled to  approximately  0.296
                                            votes) is  required for  all actions
                                            that  require stockholder  approval.
                                            However, the approval of 50%  of the
                                            outstanding shares of  each  of  the
                                            Class  A  Common  Stock  and Class B
                                            Common  Stock  voting  as  separate
                                            classes is required for certain
                                            specified matters,  principally for:
                                            (i) demanding additional capital
                                            from Cinergy Energy and  US  Energy;
                                            (ii) engaging in another business;
                                            (iii) business combinations;  (iv)
                                             issuance of equity securities; (v)
                                            approval of the budget and material
                                            expenditures that, during specified
                                            periods, deviate from the budget;
                                            (vi) the commencement of bankruptcy,
                                            dissolution  or  liquidation
                                            proceedings  regarding the surviving
                                            corporation;   (vii)   amending  the
                                            surviving    corporation's   charter
                                            documents;  and (viii) to the extent
                                            outside  the   ordinary   course  of
                                            business, the disposition of assets,
                                            transactions   with   affiliates  of
                                            stockholders,    borrowing    money,
                                            guaranteeing   certain  indebtedness
                                            and unbudgeted acquisitions.

Additional Capital Contributions            If the board unanimously  approves,
                                            the  surviving  corporation  is
                                            entitled  to  demand that US Energy
                                            and  Cinergy  Energy  contribute
                                            additional capital. Upon approval of
                                            the demand  by  the  stockholders of
                                            the surviving corporation, we would
                                            be  required  to  contribute
                                            approximately  54.3%  of  the
                                            additional capital and Cinergy
                                            Energy would be required to
                                            contribute approximately 45.7% of
                                            the additional capital, subject to
                                            adjustment  if  the  ownership
                                            interests  in  Merger  Sub  changes.

Dividends                                   US  Energy  and  Cinergy Energy have
                                            agreed  to  cause  the  surviving
                                            corporation  to distribute dividends
                                            at  the  highest level  permitted by
                                            applicable  law, consistent  with
                                            prudent  business practices and  due
                                            regard  for  business, tax, working
                                            capital,  banking  and  operational
                                            requirements.  To  the  extent
                                            dividends are distributed, these
                                            funds  will not  be  available for
                                            the surviving corporation.  To  the
                                            extent dividends are distributed to
                                            Cinergy Energy, those  distributed
                                            funds will not be  available  for us
                                            in our business.

Effect of Payments under                    If  the surviving  corporation
Indemnification Agreement                   receives any payment under the
or Reduction of Merger                      indemnificationa agreement in the
Consideration                               form of our securities of if the
                                            surviving  corporation  receives any
                                            of our as a result of a post-closing
                                            adjustment  to  the  merger
                                            consideration then, at the option of
                                            Cinergy  Energy,  (i) the  surviving
                                            corporation  shall dividend 45.7% of
                                            such  securities  to Cinergy  Energy
                                            and 54.3% of such  securities  to US
                                            Energy or (ii) US Energy  shall have
                                            the option of (A)  repurchasing  all
                                            of   such    securities   from   the
                                            surviving corporation for cash equal
                                            to the amount of the indemnification
                                            payment   or  merger   consideration
                                            reduction    represented   by   such
                                            securities,    as    calculated   in
                                            accordance   with   the   applicable
                                            agreement  or (B)  registering  such
                                            securities   for   resale   by   the
                                            surviving  corporation and upon such
                                            registration,  causing the surviving
                                            corporation to sell such securities.

Certain Covenants                           Cinergy Energy agreed that
                                            neither   it  nor  its   direct   or
                                            indirect  affiliates  will,  at  any
                                            time,  without  the  consent  of  US
                                            Energy,  take any action  that would
                                            affect the  status of the  surviving
                                            corporation's  cogeneration or small
                                            power production
                                       91
                                            facilities as qualifying  facilities
                                            under PUCHA or subject the surviving
                                            corporation    to   specified   laws
                                            regulating    specified   types   of
                                            utilities  and energy  producers and
                                            distributors.      The     surviving
                                            corporation  agreed that it will not
                                            without  Cinergy  Energy's  consent,
                                            take any action  that would  subject
                                            it to regulation as specified  types
                                            of  utilities  and energy  producers
                                            and distributors.

Restrictions on Transferability             The ability to transfer the shares
of Shares                                   of Class A Common Stock and Class B
                                            Common  Stock  is limited  and  is
                                            prohibited if it would subject  the
                                            surviving corporation,  US Energy or
                                            Cinergy  Energy  to  adverse  tax
                                            treatment  or regulatory burdens  to
                                            which  such  person is not currently
                                            subject. Transfers  are  also
                                            prohibited  if, among  other things,
                                            they  would subject the surviving
                                            corporation  to specified  laws
                                            regulating   public  utility holding
                                            companies, investment  companies or
                                            would  cause  the surviving
                                            corporation's  energy projects  to
                                            lose  their  status  as qualifying
                                            facilities under PURPA. Transfers to
                                            unrelated third parties are  subject
                                            to a  right  of  first  offer.

Right of First Offer;                       The right of first offer provides
Tag Along Provision                         that  the  stockholder  desiring  to
                                            sell its shares  must  first  notify
                                            the other stockholder.  This  other
                                            stockholder  has the right to offer
                                            to purchase the shares the   selling
                                            stockholder intends  to  sell  on an
                                            all  cash  basis  within a specified
                                            period. If an  offer to purchase the
                                            shares  is  not  made  by the other
                                            stockholder or is made but rejected
                                            by  the  selling  stockholder,  the
                                            selling  stockholder  is entitled to
                                            sell the shares on an all cash basis
                                            during a specified period to a third
                                            party on terms and  conditions  that
                                            are more  favorable  than  those
                                            offered   to   it   by   the   other
                                            stockholder.     If    the     other
                                            stockholder   does   not   elect  to
                                            purchase  the selling  stockholder's
                                            shares,  it has the right to require
                                            the  third   party  to   purchase  a
                                            proportionate  number of shares from
                                            the  selling   stockholder  and  the
                                            other stockholder on the same terms.

Redemption/Exchange                         Prior to the  second anniversary of
                                            the completion  of  the merger and
                                            subject to  the  satisfaction  of
                                            specified conditions: (i) all of the
                                            Class B Common Stock may be redeemed
                                            by  the  surviving  corporation  for
                                            $14.6 million in  cash;  and  (ii)
                                            Cinergy  Energy  has  the  right  to
                                            convert all of its shares of Class B
                                            Common Stock (such conversion to be
                                            effected pursuant to a merger) into
                                            1,967,000 shares of our common stock
                                            issued to  Cinergy  Solutions, Inc.
                                            (subject to  anti-dilution
                                            adjustments for splits, stock
                                            dividends, mergers and similar
                                            events).  We would own all of Zapco
                                            if either of these alternatives  is
                                            chosen.


Term and Termination                        The term of the agreement is 20
                                            years.  The stockholders'  agreement
                                            also  will  terminate  at an earlier
                                            date upon the consent of the parties
                                            thereto, a  public offering  of  the
                                            surviving corporation's  securities
                                            or the bankruptcy  of  the surviving
                                            corporation.  The stockholders'
                                            agreement will also terminate at an
                                            earlier  date  with  respect  to a
                                            stockholder  to  the stockholder no
                                            longer has  any  shares  of  the
                                            surviving corporation.

Indemnification Agreement

         Cinergy Energy agreed to indemnify US Energy and certain related parties after the merger against and from all damages sustained or incurred as a result of:

                  i. any inaccuracy in or breach of any representation and warranty made by Cinergy Energy in the transaction documents (as such term is used in the subscription agreement); and

                  ii. any breach by Cinergy Energy of, or failure by Cinergy Energy to comply with, any of its covenants or obligations under the transaction documents.

         However, US Energy and the related parties shall not be entitled to recover:

                  i. unless claim is properly made within 18 months after the completion of the merger;

                  ii. for damages to the extent such damages do not exceed $500,000 in the aggregate;

                  iii. for damages to the extent that Cinergy Energy has previously paid damages to US Energy or a related party with respect to the same matter pursuant to the merger agreement;

                  iv.      more than $11,500,000; and

                  v. with respect to lost profits or punitive damages (other than punitive damages paid or payable to, or claimed by third parties).

         We and the Merger Sub agreed to indemnify Cinergy Energy and certain related parties after the merger against and from all damages sustained or incurred by them as a result of:

                  i. any inaccuracy in or breach of any representation and warranty made by us and Merger Sub in the transaction documents;

                  ii. any breach by US Energy and Merger Sub of, or failure by US Energy and Merger Sub to comply with, any of their covenants or obligations under the transaction documents; and

                  iii.     certain stock transfer taxes.

         However, Cinergy Energy and the related parties shall not be entitled to recover:

                  i. unless a claim is properly made within 18 months after the completion of the merger;

                  ii. for damages to the extent such damages do not exceed $500,000 in the aggregate;

                  iii. for damages to the extent that we or the Merger Sub has previously paid damages to Cinergy Energy or a related party with respect to the same matter pursuant to the merger agreement;

                  iv. with respect to lost profits or punitive damages (other than punitive damages paid or payable to, or claimed by third parties); and

                  v.       more than $11,500,000.

                              ELECTION OF DIRECTORS

         At our annual meeting five directors will be elected for a three year term, each to hold office (subject to our by-laws) until his successor has been elected and qualified or until his earlier death, resignation or removal. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. If any nominee listed in the table below should become unavailable for any reason, which management does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the board of directors prior to or at the annual meeting or, if no substitute is selected by the board of directors prior to or at the annual meeting, for a motion to reduce the membership of the board to the number of nominees available.

         The terms for two or the nominees, Bernard Zahren and Mark P. Strauch, will only commence at the time of the merger and therefore if the merger does not occur, they will not become directors and we will not appoint replacements for them. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.

         Pursuant to our by-laws, the five candidates receiving a plurality number of votes shall be elected as directors. Shares may not be voted cumulatively.

         Pursuant to our charter, the directors are divided into three classes whose three year terms of office expire in annual succession. We are supposed to have as closely as possible the same number of directors in each of the three classes. If five directors were elected at the meeting we would have [4] directors in Class 1, [4] directors in Class 2 and [5] directors in Class 3.

Nominees
         Our nominees for director are as follows:

                  Irving Levine
                  Stanleigh G. Fox
                  Asher E. Fogel
                  Bernard J. Zahren
                  Mark P. Strauch

DIRECTORS AND EXECUTIVE OFFICERS

Our directors and executive officers are as follows:


NAME                           AGE          CLASS             POSITION(S) WITH THE COMPANY

Lawrence I. Schneider          64           1                 CEO and Chairman of the Board
Goran Mornhed                  42           2                 President, COO and Director
Howard A. Nevins               45           1                 Executive Vice President and Director
Robert C. Benson               56           -                 Chief Financial Officer
Barbara Farr                   44           -                 General Counsel and Secretary
Seymour J. Beder               74           -                 Treasurer
Henry Schneider1               36           2                 Vice President and Director
Evan Evans1, 2                 74           2                 Director
Richard T. Brandt, II          44           1                 Director
Asher E. Fogel                 51           3                 Director
Allen J. Rothman               44           2                 Director
Irving Levine1                 78           3                 Director
Stanleigh G. Fox2              53           3                 Director
M. Stephen Harkness            52           1                 Director
Bernard J. Zahren3             58           3                 Nominee 3
Mark P. Strauch3               45           3                 Nominee 3

------------------
1        Member of the Audit Committee
2        Member of the Compensation Committee
3        Will only serve if the merger is completed

         LAWRENCE I. SCHNEIDER. Mr. Schneider was elected to the Board of Directors in March 1998 and serves as Chairman of its Executive Committee. He has served as our Chairman of the Board since [September 2000] and as our Chief Executive Officer since January 2000. If the merger is completed, he will resign as our Chief Executive Officer, but retain his other titles and positions. Mr. Schneider has been associated with numerous corporations through the years, including Newpark Resources, Inc., a company involved with oil field environmental remediation, where he was Chairman of the Executive Committee. Mr. Schneider was also a partner in the New York Stock Exchange firm Sassower, Jacobs and Schneider. He received a B.S. degree from New York University. Mr. Schneider is the father of Henry Schneider and is a member and manager of Energy Systems Investors, LLC.

         GORAN MORNHED.   Mr. Mornhed was appointed to our board in September,
2000 and has been our President and Chief Operating Officer since May 2000. For the four years prior thereto, he was the first President and Chief Executive Officer of Trigen-Cinergy Solutions LLC, a joint venture company owned by Trigen Energy Corp. and Cinergy Solutions, Inc. engaged in developing energy projects. During his tenure, Trigen-Cinergy Solutions developed 13 projects with customers such as General Motors and Eastman Kodak. Prior to joining Trigen Cinergy Solutions he was Manager of Business Development at Trigen Energy Corporation where he was responsible for developing several major energy projects. Between 1986 and 1990, Mr. Mornhed served as President of AFE Engineering Inc., an engineering and consulting firm. Mr. Mornhed is an associate member of the Board of Overseers of the New York University Stern School of Business. He holds an M.S. degree in Engineering from the University of Lund, Swedish Institute of Technology and an M.B.A. from the Stern School of Business, New York University.

         HOWARD A. NEVINS. Mr. Nevins has been Executive Vice President and Director of US Energy since August 1997. Mr. Nevins has wide ranging experience in the fields of mineral exploration, chemical operations and environmental compliance. In 1990, he co-founded Midwest Custom Chemicals, Inc., a manufacturer and international distributor of specialty chemicals used for oil and water demulsification, specializing in used oil recycling. In 1994, he co-founded both Quality Environmental Laboratories, Inc. and America Enviro-Services, Inc., the latter of which we acquired in August 1997. Mr. Nevins received a B.S. degree in Geology from Western Michigan University in 1978.

         ROBERT C. BENSON. Mr. Benson joined us as Chief Financial Officer in May 2000 and has served during the past five years as a Chief Financial Officer with Marathon Capital, Heller Real Estate Financial Services and Prime Capital Corporation. Prior thereto he had several years of public accounting experience with Price Waterhouse. Mr. Benson holds a B.S. degree in Accountancy from the University of Illinois, is a certified public accountant and is a member of the American Institute of Certified Public Accountants (AICPA) and the Illinois CPA Society.

         BARBARA FARR. Ms. Farr has served as our General Counsel since July 2000, and as Secretary since November, 2000. Prior to joining us, she served as in house counsel to Trigen Energy Corporation, and was primarily engaged in negotiating and completing energy asset acquisition and outsourcing projects for Trigen-Cinergy Solutions. Prior to her position with Trigen, she served as General Counsel to several independent energy project developers, including Enersave, Inc., which specialized in energy efficiency and retail power sales, Cogeneration Partners of America, a partnership between Columbia Gas and Atlantic City Electric Company, which developed and owned over 170 MW of cogeneration facilities, and Turner Power Group and Data Acquisition Sciences, two affiliated cogeneration and solar energy development firms. Ms. Farr received her B.A. degree from the University of Pittsburgh and her J.D. degree from New York Law School.

         SEYMOUR J. BEDER. Mr. Beder served as our Secretary and Chief Financial Officer from November 1993 through the Summer of 2000 and has served as our Treasurer since November 1993. From 1970 through 1980 he was Chief Financial Officer for Lynnwear Corporation, a textile company, and from 1980 to September 1993, Mr. Beder was president of Executive Timeshare, Inc., a provider of executive consulting talent. Mr. Beder is a Certified Public Accountant, and a member of the New York State Society of Certified Public Accountants and the American Institute of Certified Public Accountants. Mr. Beder received his BA degree from City College of New York.

         HENRY SCHNEIDER. Mr. Schneider was appointed Vice President for Development in March 1998 and a director in December 1998. From 1986 to 1988, Mr. Schneider was an associate at Drexel Burnham Lambert specializing in taxable institutional fixed income products and portfolio strategies. From 1989 to 1994, Mr. Schneider was an associate with S & S Investments and Wood Gundy, specializing in mergers, acquisitions and corporate restructuring. From 1994 to 1996, Mr. Schneider was a principal of Global Capital Resources, Inc., a private merchant bank. Since 1996, Mr. Schneider has been a private investor. He has been involved in arranging acquisitions and funding for the telecommunications, energy, apparel, airline, financial and garage industries. Mr. Schneider received a B.A. degree in Economics from Tufts University and an M.B.A. degree from Boston University. Mr. Schneider is the son of Lawrence I. Schneider and is a member and manager of Energy Systems Investors.

         EVAN EVANS. Mr. Evans has been a Director of US Energy since August 1995. Since 1983 he has been chairman of the board of directors of Holvan Properties, Inc., a real estate developer, and was managing director of Easco Marine, Ltd. from 1983 to 1988. Also, from 1985 to 1986 Mr. Evans was general manager of Belgian Refining Corporation ("BRC"), pursuant to a contract between BRC and Holvan Properties, and from 1992 to 1996, Mr. Evans was a director of BRC. Mr. Evans has been a director of United Refining Corp. since 1997. Mr. Evans received a B.S. degree in Mathematics from St. Lawrence University and a B.S. degree in Civil Engineering from M.I.T.

         RICHARD T. BRANDT, II. Mr. Brandt has been a director of US Energy since November 1999. He is the Chairman and Chief Executive Officer of Marathon Capital, LLC, a Chicago based, merchant bank focused on delivering financial services and products to the power production and energy conservation markets. Prior to founding Marathon in 1999, Mr. Brandt served as the Senior Vice President and General Manager of the Vendor Financial Services Unit of Transamerica Distribution Finance. During his tenure at Transamerica, Mr. Brandt created a dedicated Energy Financing Group, which provided capital for energy equipment, retrofit projects as well as various projects and various other small and medium size energy related project financing situations. Prior to his employment with Transamerica in 1997, Mr. Brandt held senior positions in several other niche financing companies including, Prime Capital, Inc., Lessor Capital Services and Dana Commercial Credit. He holds a B.A. degree in Economics from Oberlin College and an M.B.A.
from the University of Chicago.

         ALLEN J. ROTHMAN. Mr. Rothman was appointed to our board of directors in January 1997. Mr. Rothman is a partner with the law firm of Robinson Brog Leinwand Greene Genovese & Gluck P.C. in New York with whom he has been associated since January 1996.

Mr. Rothman received a B.A. degree from Columbia University and a J.D. degree from Harvard University.

         ASHER E. FOGEL. Mr. Fogel has served on our board of directors with a brief hiatus since December 1998. From 1985 to 1997, Mr. Fogel held senior positions at Citicorp in London and New York specializing in corporate finance, capital markets, and investment advising and was a Managing Director at CitiGroup's Securities, Inc. Since June 1997, Mr. Fogel has been affiliated with Dovertower Capital, a merchant banking firm providing corporate finance services in the United States and international markets, which he founded in 1997. Mr. Fogel holds a B.A. in Economics and an M.B.A. from Hebrew University.

         IRVING LEVINE. Mr. Levine, a director of US Energy since May, 2000 has been Chairman of the Board and President of Copley Fund, Inc., a mutual fund, since 1978 and Chairman and Treasurer of Stuffco International, Inc., a ladies handbag processor and chain store operator, since 1978. Mr. Levine is also President and a director of Copley Financial Services Corporation (advisor to Copley Fund, Inc.) and a director of Franklin Capital Corporation and Franklin Holding Corp. He holds a B.A. degree form the University of Pennsylvania.

         STANLEIGH G. FOX. Mr. Fox, has served as a member of our board of directors since March, 2000. Since 1999, he has served as Managing Partner of Fossil Power at Harza Engineering Company. For the five years prior thereto he served as Vice President/General Manager of Doyen and Associates, a company engaged in providing construction and procurement support services for power generation and distribution clients.

         M. STEPHEN HARKNESS. Mr. Harkness has served as a member of our board of directors since October 2000. He is Vice President of Cinergy and President and Chief Operating Officer of Cinergy Solutions, a subsidiary of Cinergy, that focuses primarily on cogeneration and energy outsourcing for large industrial customers. He is the Executive Vice President and Chief Operating Officer of Trigen-Cinergy Solutions, a cogeneration development joint venture between Cinergy and Trigen Energy. From 1994 to 1996, he was General Manager, Corporate Development and Financial Services of Cinergy. He was responsible for mergers and acquisitions, business development and non-regulated and international finance. He played a key role in Cinergy's acquisition of Midlands UK regional electricity company for $2.5 billion. Mr. Harkness has a B.S. Degree in Finance from the University of Eganville and M.B.A. from Indiana University.

         BERNARD J. ZAHREN. Mr. Zahren is a nominee to our board of directors. He has served as Chief Executive Officer of Zapco for over five years and has extensive experience managing the operations and development activities of Zapco in all areas of alternative energy and cogeneration projects. Prior to founding Zapco's predecessor in 1984, Mr. Zahren was the President of Angeles Leasing Corporation, a subsidiary of Angeles Corporation. Prior to joining Angeles, Mr. Zahren served as a Vice President of Connecticut General Management Resources, Inc., a subsidiary of CIGNA Corporation. Mr. Zahren was formerly chairman of the Landfill Gas Advocacy Committee for Solid Waste Association of North America that has lobbied for an extension of critical deadlines for the Section 29 Federal Tax provisions for landfill gas. Mr. Zahren received a B.A. degree from the University of Notre Dame in 1965 and an M.B.A. from the University of Pittsburgh in 1967.

         MARK P. STRAUCH. Mr. Strauch is a nominee to our board of directors. He has served since 1996 as Executive Vice President of Arthur J. Gallagher & Co.'s investment subsidiary, AJG Financial Services, Inc. He has also served as Corporate Treasurer of Arthur J. Gallagher & Co. since 1989. He has been employed since 1981 by Arthur J. Gallagher & Co. in various capacities. Mr. Strauch received his B.S. in Finance, from University of Illinois in 1977, a Masters in Management from Northwestern University in 1980 and a M.S. degree in Taxation from DePaul University in 1984. He serves as a Director for Asset Alliance Corporation, WallStreetView.com, Inc., and Zahren Alternative Power Corporation and as Chairman of the Board of Directors at Peachtree Franchise Finance, LLC.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

         The Board has, among other things, an audit committee and a compensation committee. The audit committee and the compensation committee held [ ] and [ ] committee meetings, respectively, during the year ended December 31, 2000. The Board does not have a Nominating Committee.

         The Board held [ ] meetings during the year ended December 31, 2000. All directors, other than Messrs. [ ] and [ ], attended at least 75% of the total number of meetings of the Board and committees of our Board on which they served during this year.

Audit Committee Report

         During the year ended December 31, 2000, our audit committee adopted a charter which is annexed hereto as Appendix D.

         With respect to our audited financial statements for the year ended December 31, 2000, which have not yet been prepared, our audit committee (i) has not reviewed such statements, (ii) has not yet discussed with our independent auditors the matters required to be discussed by Statement of Accounting Standards 61, (iii) has neither received the written disclosures nor the letter from our auditors required by Independent Standards Board Standard No. 1, (iv) has not discussed with our auditors matters pertaining to their independence, and (v) has not recommended to our board that the audited financial statements for such period be included in our Annual Report on Form 10-KSB for the year ending December 31, 2000. Our audit committee anticipates that each of these actions will be taken prior to the filing of the Annual Report on Form 10-KSB for the year ended December 31, 2000. Two members of our audit committee are independent as required by Rule [4200(a)(15)] of the NASD'S listing standards.

                                          Evan Evans
                                          Irving Levine
                                          Henry Schneider

EXECUTIVE COMPENSATION

                 The following table shows the summary information concerning the people who
                                       99
served as chief executive officers and our one other most highly compensated executive officer whose total annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2000 (an eleven month period as a result of our changing our fiscal year to end on December 31) and for the fiscal years ended January 31, 2000 and 1999 and compensation paid or accrued to or on behalf of us.


                           SUMMARY COMPENSATION TABLE

                                                                             Long Term
                                          Annual Compensation                Compensation

                                                                             Securities
                                                                             Underlying
         Name and           Fiscal                                           Options/                    All Other
    Principal Position      Year (1)        Salary          Bonus            SARs (#)                  Compensation
    ------------------      --------        ------          -----            --------                  ------------

Lawrence I. Schneider,      2000            $160,887            -           1,750,000(2)                 $906(5)
CEO(2)                      1999                   -            -
                            1998                   -            -
Goran Mornhed,              2000            $115,645            -          1,750,000                     $558 (5)
President                   1999                   -            -                  -
and COO(3)                  1998                   -            -                  -
Richard H. Nelson,          2000            $151,250            -             50,000
President                   1999            $165,000            -            102,050
and CEO(4)                  1998            $162,500            -             40,000

------------------

(1) The 2000 fiscal year represents the eleven months ended December 31, 2000 and the 1999 and 1998 fiscal years represent the twelve months ended January 31, 2000 and 1999, respectively.

(2) Mr. Schneider was appointed our chief executive officer in January 2000. Includes options to acquire 500,000 shares of our common stock that he surrendered. See also "Certain Relationships and Related Transactions".

(3)      Mr. Mornhed assumed these positions in May 2000.

(4) Mr. Nelson died in January 2000. Under the terms of Mr. Nelson's employment agreement, his salary is paid for one year after his death.

(5) Represents the amount taxable (federal) to such person in connection with a $1 million split dollar universal life insurance policy maintained by US Energy on the lives of each of these officers. These officers or members of their families are the beneficiaries of these policies. The annual premiums for these policies Messrs. Schneider and Mornhed are $65,000 and $13,000, respectively.

The following table sets forth certain information with respect to all options to purchase shares of our common stock granted to the named executive officers during the fiscal year ended December 31, 20000.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                                    Number of Securities         Percent of Total                     Market
                                     Underlying Options              Options          Exercise or     Price on
                                     Granted (#)(3) (4)             Granted to        Base Share      Grant        Expiration Date
                                     ------------------           Employees in          Price          Date
             Name                                                 Fiscal Year(2)      ($/SH)

Lawrence Schneider                        1,000,000(1)                27.9%             $4.00        $3.875         5/9/2010
                                            750,000                   20.9%             $3.00        $3.875         5/9/2010

Goran Mornhed                             1,000,000                   25.8%             $4.00        $3.875         5/9/2010
                                            750,000                   19.4%             $3.00        $3.875         5/9/2010

Richard H. Nelson                            50,000                   1.40%            $6.00        $3.875         7/28/2003

----------------
(1) Includes options to acquire 500,000 shares of common stock that Mr. Schneider surrendered.

(2) Represents all granted options, whether pursuant to an option plan or otherwise, other than the Series B Warrants issued or issuable pursuant to our plan of recapitalization. See "Proposal to Adopt Our Plan of Recapitalization".

(3) Does not include the Series B Warrants. See "Proposal to Adopt Our Plan of Recapitalization".

(4) All of these options, other than options to acquire 187,500 shares at an exercise price of $3.00 per share held by Goran Mornhed and options granted to Richard Nelson, were granted pursuant to our 2000 executive incentive compensation plan, and, accordingly, will be void unless this plan is approved by our stockholders.

         The following table shows stock option exercises during the fiscal year ended December 31, 2000 by the named executive officers. It does not reflect the exercise by Energy Systems Investors, which is controlled by Lawrence I. Schneider, of an option to acquire 861,110 shares of Series A Preferred Stock. (See "Certain Relationships and Related Transactions") In addition, this table describes the number of unexercised options and the value of unexercised in-the-money options at December 31, 2000.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR OPTION/SAR VALUE

                                                                          Number of Securities             Value of Unexercised
                                                                          Underlying Unexercised           In-the-Money
                              Shares                                      Options at                       Options at
                               Acquired               Value               December 31, 2000 (#)            December 31, 2000 ($) (1)
Name                          On Exercise (#)          Realized ($)        Exercisable/Unexercisable       Exercisable/Unexercisable
----                          ---------------         -------------       --------------------------       -------------------------

Lawrence I. Schneider           ----                     ----               186,800/1,750,000                 $222,200/$750,000

Goran Mornhed                   ----                     ----               187,500/1,562,500                 $187,500/$562,500
Richard H. Nelson               ----                     ----               291,025/0                         $365,800/$0

-------------------------
(1) Represents the difference between market price of our common stock of $4.00 per share at December 31, 2000 and the exercise price of the options. Such amounts may not necessarily be realized. Actual values which may be realized, if any, upon any exercise of such options will be based on the market price of our common stock at the time of any such exercise and thus are dependent upon future performance of our common stock.

(2) Includes options to acquire 500,000 shares of our common stock that Mr. Schneider surrendered.

Compensation of Directors

         Independent directors (i.e., directors who have no business or employment relationship with us) are compensated at an annual rate of $10,000 plus travel expenses. Upon joining the board, all directors normally receive a one time grant of options to acquire 40,000 shares of our common stock exercisable at the market price of our common stock at the time of grant.

Employment Agreements

Employment Agreements with Messrs. Schneider and Mornhed

         In May 2000, we entered into employment agreements with each of Lawrence I. Schneider and Goran Mornhed. The employment agreements, as amended, provide that for the five years beginning May 10, 2000 (subject to earlier termination upon the occurrence of specified events) and subject to automatic renewal for successive one year periods at the expiration of the initial term, Mr. Schneider will serve as our Chief Executive Officer (until the completion of the merger at which time Mr. Schneider will resign from such position and Mr. Zahren will serve in that capacity) and Mr. Mornhed will serve as our President and Chief Operating Officer. Mr. Schneider is required to devote such time to our business as is reasonably necessary to perform his duties under his employment agreement and Mr. Mornhed is required to perform his duties on a substantially full time basis. These employment agreements generally provide:

         o for an annual base salary of $180,000 (subject to upward adjustment in the discretion of our board of directors);

         o        for the right to participate in our 2000 executive bonus plan;

         o for the grant to each of these employees of non-qualified stock options to acquire 1.75 million shares of our common stock (of which Mr. Schneider surrendered options to acquire 500,000 shares of our common stock);

         o for the right (i) to participate in fringe benefit programs we currently maintain and that we make generally available to our senior executives, (ii) to life and disability insurance, and
                  (iii) to the use of an automobile; and

         o that each of these employees will receive the same total compensation (including both each element of compensation and the total compensation) that is paid to the other.

         Set forth below is a summary of the compensation we are required to pay to each of these employees (in lieu, with certain exceptions, of the compensation to which he would otherwise be entitled under his employment agreement had his employment continued) in the event his employment with us ends for the following reasons:

Death                                                No    further    obligation
                                                     except for  proceeds  of $1
                                                     million   life    insurance
                                                     policy   payable   to   the
                                                     designated beneficiary.

Disability                                           Receives, during the 18
                                                     month period that begins at
                                                     the  commencement  of  the
                                                     Disability Period (as
                                                     defined in the Employment
                                                     Agreement), the full
                                                     compensation to which he is
                                                     entitled under the
                                                     Employment Agreement.

Non-Performance                                      Lump sum payment equal to
(i.e., the employee is terminated due                his annual salary then  in
to his continued failure to perform                  effect.
substantially his duties)

Change in  control of US Energy,  diminution         Lump sum  payment of 2.9
annual in responsibilities or authority, reduction   times his base salary then
in base salary or certain fringe benefits,           in effect.
relocation from the New York City area
or our terminating the employee without
cause

Voluntarily Resignation and                          No further obligation.
termination resulting from
conviction of a felony

Our stockholders do not approve the                  Lump sum payment of
Incentive Plan and the Bonus Plan                    $500,000.
by April 30, 2001


         Generally, the options granted to Messrs. Schneider and Mornhed may be exercised during the six months after the end of their employment, except that if our stockholders do not approve our 2000 Executive Compensation Plan, the options (except options for 187,500 shares granted to Goran Mornhed) terminate immediately.


Employment Agreement with Bernard J. Zahren

         In connection with the merger, we entered into an employment agreement with Bernard J. Zahren. This agreement provides that for the five years following the merger (subject to earlier termination in certain circumstances and to successive one year renewal periods), Mr. Zahren will serve as our Chief Executive Officer. Mr. Zahren is required to devote all of the time necessary to perform his duties and to have no other employment that would prevent him from fulfilling his obligations under the employment agreement. The employment agreement provides for

         o an annual base salary of $180,000 (subject to upward adjustment in the discretion of our board of directors);

         o the right to participate in our development incentive plan, our corporate incentive plan and our 2000 executive incentive compensation plan;

         o the grant of non-qualified stock options to acquire 500,000 shares of our common stock; and

         o the right (i) to participate in fringe benefit programs we currently maintain and that we make generally available to our senior executives, (ii) to the use of an automobile, and (iii) to life and disability insurance.


         Set forth below is a summary of the compensation we are required to pay to Mr. Zahren in the event his employment with us ends for the following reasons:

Death No further obligation except for proceeds of $1 million life insurance policy payable to the designated beneficiary.

Disability                                      Receives,  during the  18 month
                                                period  that begins  at  the
                                                commencement of the  disability
                                                period,  the  full compensation
                                                to which he is entitled  under
                                                the employment agreement.

Non-Performance                                 Lump sum payment equal to  his
(i.e., the employee is terminated due to        annual salary then in effect.
his continued failure to perform
substantially his duties)

Change in  control  of US  Energy,              Lump  sum  payment of  2.9 times
diminution  in  responsibilities  or            his annual salary then in salary
authority, reduction in base salary             then in effect.
or certain fringe benefits, relocation
from the Avon, Connecticut area,
not being a director or member of
our Executive Committee or our
terminating Mr. Zahren without cause

Voluntarily Resigns,                            No further obligation.
US  Energy's  Termination  for  cause,
his being in material breach of his obligation under any of the transaction agreements to which he is a party, or Mr. Zahren having actual knowledge that Zapco's representation in any transaction agreements was false in any material respect when made

Failure of stockholders to approve             Lump sum payment of $500,000.
the incentive plans proposed in this
proxy statement by April 30, 2001


         Generally, the options granted to Mr. Zahren may be exercised during the six months after the end of his employment except that if our stockholders do not approve our 2000 executive compensation plan, the options terminate immediately.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On or about July 31, 2000, Energy Systems Investors, L.L.C. exercised its option to acquire 861,110 shares of our Series A Preferred Stock for an aggregate purchase price of $7,749,990 (i.e., $9.00 per share of Series A Preferred Stock). Energy Systems Investors is controlled by Lawrence Schneider and Henry Schneider, executive officers and directors of US Energy. Approximately $8,611 of the exercise price was paid in cash and the balance of approximately $7,741,379 was paid in the form of a one year limited recourse promissory note made by Energy Systems Investors in our favor. The note bears interest at the rate of 9.25% per annum (subject to reduction to 6.25% if the plan of recapitalization is adopted) and the interest is payable in quarterly installments. Energy Systems Investors' obligations under this note are secured by the pledged collateral described below and are limited to (i) the pledged collateral and (ii) not more than $100,000 of its assets (excluding the pledged collateral). The pledged collateral consists of the 861,110 shares of Series A Preferred Stock provided that for each $8.99 in principal amount of note that is paid, one share of Series A Preferred Stock is released from the pledged collateral. Energy Systems Investors has agreed that the shares of Series A Preferred Stock included in the Pledged Collateral will be voted on all matters to be voted on by the holders of our capital stock (i) voting together as a single class, in the same proportion as the votes cast by the holders of such outstanding capital stock voting together as a single class and/or (ii) voting as a separate class or series of outstanding capital stock, in the same proportion as the votes cast by the other holders of the Series A Preferred Stock. However, Energy Systems Investors is required to vote these shares in favor of the election to our board of directors of a nominee of Cinergy Energy or its affiliates. Energy Systems Investors has piggyback registration rights and one demand registration right with respect to the common stock issuable upon conversion of these shares of Series A Preferred Stock.

         Lawrence Schneider began serving as our advisor in 1998 when he began to assist us on a daily basis. In light of his efforts in assisting us
(including his efforts in connection with the proposed acquisition of certain power plants), we agreed in 1999 to pay him a fee of $275,000. In lieu of payment of this fee in cash, we issued to him in December 1999, 187,234 shares of our common stock and options to acquire 46,800 shares of common stock at an exercise price of $2.9375 per share.

         In November 1999, we entered into a four-month agreement with Dovertower Capital

LLC a consulting company affiliated with Lawrence I. Schneider, Henry Schneider, and Asher Fogel, a member of our Board of Directors. The agreement expired in February 2000. Under the agreement we paid this consulting company a $45,000 fee for the services it rendered in connection with our acquisition of an interest in Marathon Capital described below.

         The anti-dilution provisions in the subscription agreement pursuant to which Energy Systems Investors acquired 250,000 shares of our Series A Preferred Stock in 1998 provided that if any non-operational, extraordinary or non-recurring event affecting our equity in an amount greater than $500,000 occurred within 24 months of the purchase of these shares and which arose from pre-existing situations, shares of our common stock would be issued under a formula specified in the subscription agreement. The settlement of our lawsuit with Enviro Partners LP and Energy Management Corporation for $900,000 was such a situation and resulted in our issuing 21,662 shares to Energy Systems Investors and 2,407 shares to Lawrence Schneider (who had acquired certain of these shares of Series A Preferred Stock).

         In June 2000, we acquired a 9% preferred equity interest (convertible into a 31% common equity interest) in Marathon Capital in exchange for the issuance to Marathon Capital of 200,000 shares of our common stock. Richard Brandt, a director of US Energy, is the President and Chief Executive Officer of Marathon Capital.

         In August 2000, we acquired an approximately 25% membership interest in Castlebridge Partners, LLC. We paid Marathon Capital $175,000 for the services it rendered in this transaction. Richard Brandt, our director, is the President and Chief Executive Officer of Marathon Capital.

         In October 2000, Cinergy Solutions purchased 583,333 shares of our common stock for $3.5 million and we named M. Stephen Harkness, its president, to our board of directors. Cinergy Energy, a subsidiary of Cinergy Solutions, is obligated to purchase all of Merger Sub's Class B Common Stock pursuant to the Cinergy Energy investment and another subsidiary of Cinergy Solutions is expected to purchase certain assets and tax credits of Zapco following the merger as a result of the Cinergy Gasco transaction.

         The law firm of Robinson Brog Leinwand Greene Genovese & Gluck P.C., of which Allen J. Rothman, one of our directors, is a partner, provides us with legal services from time to time.


SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth the number of shares of common stock owned as of December 31, 2000 (including shares of our common stock that each person has the right to acquire by March 1, 2001 and including all shares issuable upon exercise of options granted pursuant to the 2000 executive incentive compensation plan) by: (i) each director and nominee, (ii) each of our executive officers, (iii) those persons known to us to beneficially own 5% or more of common stock, and (iv) all of our directors and officers as a group. (As of December 31, 2000, there were 7,687,958 shares of our common stock outstanding). The notes to this table reflect the ownership of all 1,138,888 shares of our Series A Preferred Stock. This table does not give effect to the issuance of the Series B Warrants to acquire 1,500,000 shares of our common stock that will not be exercisable until after March 1, 2001 if at all. See "Proposal to Adopt our Plan of Recapitalization". Unless otherwise indicated, the address of each of the beneficial owners identified below is c/o U.S. Energy Systems, Inc., One North Lexington Avenue, White Plains, New York 10601.

                                                           Amount and Nature of
Name and Address                                          Beneficial Ownership             Percent of Class
----------------                                        ------------------------           ----------------
Lawrence I. Schneider                                         6,003,655(1)                      44.5%
Goran Mornhed                                                 1,750,000(2)                      18.5%
Howard A. Nevins                                                431,000(3)                       5.5%
Seymour J. Beder                                                196,192(4)                       2.5%
Evan Evans                                                      142,500(5)                       1.8%
Allen J. Rothman                                                233,500(6)                       3.0%
Henry Schneider                                               4,284,507(7)                      35.9%
Asher Fogel                                                      90,000(8)                       1.2%
Richard T. Brandt, II                                            40,000(9)                         *
Irving Levine                                                    40,000(10)                        *
Stanley Fox                                                      40,000(10)                        *
M. Stephen Harkness                                                  - (11)                        *
Mark P. Strauch                                                      -                             *
Bernard J. Zahren                                                    -                             *
Robert C. Benson                                                50,000(10)                         *
Barbara Farr                                                    50,000(10)                         *
Energy Systems Investors, LLC                                3,466,102(12)                     31.1%
         927 Fifth Avenue
         New York, New York 10021

All officers and directors as a group                       10,106,914                        59.1%
(13 persons)
-------------------------

*        Indicates less than 1%.

(1) Represents the following securities he owns directly: 189,641 shares of common stock, 1,436,800 shares of common stock issuable upon exercise of options and 911,112 shares of common stock issuable upon conversion of 227,778 shares of Series A Preferred Stock. Also includes the following securities owned by Energy Systems Investors: 21,662 shares of common stock and 3,444,440 shares of common stock issuable upon conversion of 861,110 shares of Series A Preferred Stock. Lawrence Schneider is a manager of Energy Systems Investors and thus may be deemed to have beneficial ownership of the shares it owns.

(2) Includes 1,750,000 shares of Common Stock issuable upon exercise of options.

(3) Includes 190,000 shares of common stock issuable upon exercise of options.

(4) Includes 184,300 shares of common stock issuable upon exercise of options.

(5) Includes 141,250 shares of common stock issuable upon exercise of options.

(6) Includes 232,500 shares of common stock issuable upon exercise of options.

(7) Represents the following securities he owns directly: 2,705 shares of common stock, 615,700 shares of common stock issuable upon exercise of options and 200,000 shares of common stock issuable upon conversion of 50,000 shares of Series A Preferred Stock. Also includes the following securities owned by Energy Systems Investors: 21,662 shares of common stock and 3,444,440 shares of common stock issuable upon conversion of 861,110 shares of Series A Preferred Stock. Henry Schneider is a manager of Energy Systems Investors and thus may be deemed to have beneficial ownership of the shares owned by it.

(8) Includes 90,000 shares of common stock issuable upon exercise of options.

(9) Includes 40,000 shares of common stock issuable upon exercise of options. Does not include 200,000 shares of common stock owned by Marathon Capital. Mr. Brandt is the President and Chief Executive Officer of Marathon Capital.

(10)     Represents options to acquire such number of shares of common stock.

(11) Does not include 583,333 shares of our common stock owned by Cinergy Solutions or the Cinergy securities issuable to a subsidiary of Cinergy Solutions or its affiliates. Mr. Harkness is the President and Chief Executive Officer of Cinergy Solution.

(12) Includes 3,444,440 shares of common stock issuable upon conversion of 861,110 shares of Series A Preferred Stock. Lawrence I. Schneider and Henry Schneider are members and managers of Energy Systems Investors.

                 PROPOSAL TO ADOPT OUR PLAN OF RECAPITALIZATION

         Based on an action by our board of directors in May, 2000, we have entered into an amended and restated plan of recapitalization with Lawrence I. Schneider, Henry Schneider and Energy Systems Investors, L.L.C. This plan provides for the following when it becomes effective:

                  o the 1,138,888 shares of Series A Preferred Stock outstanding will be exchanged for the same number of shares Series D Preferred Stock with the following features:

                               (i) the dividends on the Series D Preferred Stock $0.27 are less per share than the dividends on the Series A Preferred Stock; and

                               (ii) the Series D Preferred Stock is entitled to the benefits of the dividend payment protection fund (i.e. a fund to ensure that a certain level of dividends on the Series D Preferred Stock are paid);

                  o the Series B Warrants to acquire 1,500,000 shares of our common stock at an exercise price of $4.00 per share, which will become exercisable; and

                  o the annual interest rate on the $7.74 million limited recourse promissory note issued to us by Energy Systems Investors will decrease from 9.25% to 6.25%.

         The plan of recapitalization will become effective after it has been approved by our stockholders and after the Internal Revenue Service issues a private letter ruling to the effect that completion of the plan will not have an adverse tax effect on the parties thereto. If our plan of recapitalization does not become effective by December 31, 2001, the plan will terminate, the Series A Preferred Stock will not be exchanged for the Series D Preferred Stock (i.e., the dividend rate on the Series A Preferred Stock will not be reduced from 9% to 6%), the dividend protection payment fund will not go into effect for any series of our preferred stock (including our Series C Preferred Stock to be issued in the merger), the interest rate on the $7.74 million limited recourse promissory note will remain at 9.25% and the Series B Warrants will become void.

         The merger agreement requires Energy Systems Investors to offer to sell to Zapco's stockholders immediately before the merger 300 of Energy Systems
Investors' 775 Class A interests. As part of the same transaction, Zapco stockholders who acquire these Class A interests would acquire from us 1,935 of our Series B Warrants for each Class A interest. Energy Systems Investors', sole asset immediately before the merger is expected to be 861,110 shares of our Series A Preferred Stock. The Series A Preferred Stock will be exchanged for Series D Preferred Stock if the Plan of Recapitalization is completed. If Zapco stockholders acquire 300 Class A interests, they would receive in the aggregate Series B Warrants exercisable for 580,500 shares of our common stock. The proceeds of the sale of the Class A interests will be used to pay part of the $7.74 promissory note and US Energy has agreed to reduce the promissory note by the amount of the proceeds that it receives for the Series B Warrants.

         Our board of directors believes that this plan is in our best interests because it reduces our non-tax deductible annual dividend payments by $308,000 (exclusive of the additional annual

$90,000 reduction in dividends payable on the Series C Preferred Stock which also goes into effect when this plan becomes effective) during the period the preferred stock is outstanding.

         In its deliberations, our board also noted the following:

                  o even though the interest rate on the $7.74 million note and the dividend rate on the preferred stock subject to the plan were each reduced by 300 basis points the benefit to us of the reduced dividend rate outweighed the loss to us of the reduced interest rate because it is anticipated that the benefits from the reduced dividend rate will continue over the period the preferred stock is outstanding (which is expected to be at least a few years) while the reduction in interest rate on the note will apply for no more than five months because the note matures on July 31, 2001. Moreover, the full repayment of the note is a condition precedent to the merger and therefore the note may be retired before July 31, 2001.

                  o While the issuance of the Series B Warrants was potentially dilutive to our stockholders, these warrants also serve as a potential source of additional cash equity; and

                  o while access to approximately $1.23 million of our capital would be restricted because of the need to set apart monies for the dividend payment protection fund, the initial source of monies for this fund would be the proceeds from Energy Systems Investors' payment of its $7.74 million limited recourse note and not our general operating funds.

         Our board, in evaluating this plan, also took note of and considered the interests of Energy Systems Investors, Lawrence Schneider and Henry Schneider in this transaction. As previously noted, Lawrence Schneider and Henry Schneider are executive officers and directors of US Energy and they are the managers of Energy Systems Investors.

         Set forth below is a summary of the material features of the outstanding shares of our Series A Preferred Stock and the Series D Preferred Stock to be issued in exchange for the Series A Preferred Stock (which will be returned to the status of our authorized but unissued shares of preferred stock) when the plan of recapitalization is effectuated:

                                     Series A                                             Series D
                                  Preferred Stock                                   Preferred Stock

Ranks 1                       On parity with the Series C                     On parity with the Series C
                              Preferred Stock and senior to all our           Preferred Stock and senior to all our
                              other capital stock                             other capital stock



Number of Shares                     1,138,888                                       1,138,888
Designated

Dividends                     9% or $0.81 per share per annum                 6% or $0.54 per share per annum
                              payable quarterly in arrears in cash,           payable quarterly in arrears, in cash,
                              our common stock or a combination               our common stock or a combination
                              of both,  at the option of the holder           of both, at the option of the holder
Voting                        Entitled to vote on all matters on              Entitled to vote on all matters on
                              which common stock votes as part                which common stock votes as part
                              of the class of common stock.                   of the class of common stock.
                              Number of votes per share equals                Number of votes per share equals
                              $9.00 divided by the then applicable            $9.00 divided by the then applicable
                              conversion price.  Currently entitled           conversion price.  Currently
                              to four votes per share  when voting            anticipated that at issuance, will be
                              as part of the class of common                  entitled to four votes per share when
                              stock.  Also entitled to vote                   voting as part of the class of
                              separately as a class of preferred              common stock.  Also entitled to vote
                              stock and as a series of Series A               separately as a class of preferred
                              Preferred Stock as provided by                  stock and as a series of Series D
                              Delaware law.                                   Preferred Stock as provided by
                                                                              Delaware law.
Optional conversion           At any time prior to redemption                 At any time prior to redemption into
by the holder                 into a number of shares equal to                a number of shares equal to $9.00
                              $9.00 divided by the conversion                 divided by the conversion price then
                              price then in effect.  The conversion           in effect.  The conversion price is
                              price is currently set at $2.25.                currently set at $2.25. Currently
                              Currently convertible into four                 anticipated that at issuance, will be
                              shares of common stock.                         convertible into four shares of
                                                                              common stock.
Conversion Price                                    (2)                                             (2)
Adjustment

Redemption 3                  We can redeem in whole or in part               We can redeem in whole or in part
                              at any time after March 1, 2001 at              at any time after March 1, 2001 at
                              $12.15 per share, declining by $0.45            $12.15 per share, declining by $0.45
                              annually to $11.25 per share after              annually to $11.25 per share after
                              March 1, 2003, plus all accrued and             February 28, 2003, plus all accrued
                              unpaid dividends whether or not                 and unpaid dividends whether or not
                              declared for all dividend periods               declared for all dividend periods
                              preceding the date fixed for                    preceding the date fixed for
                              redemption.                                     redemption.

                                            Series A                                             Series D
Forced conversion at          At any time after March 1, 2006 at              At any time after March 1, 2006 at
our option                    $9.00 divided by the conversion                 $9.00 divided by the conversion
                              price then in effect plus all accrued           price then in effect plus all accrued
                              and unpaid dividends whether or not             and unpaid dividends whether or not
                              declared for all periods prior to the           declared for all periods prior to the
                              conversion date.                                conversion date.
Dividend Payment              Not applicable                                  Entitled to the benefits of this fund
Protection Fund                                                               which is more fully described
                                                                              below.
Liquidation                   Entitled to receive, prior to any               Entitled to receive, prior to any
Preference                    junior stock, $9.00 per share plus all          junior stock, $9.00 per share plus all
                              accrued and unpaid dividends.                   accrued and unpaid dividends.

----------------------

1 As to distribution of assets upon our liquidation, dissolution or winding up. The payment of cash dividends on, or the repurchase or redemption of a class or series of our capital stock which is junior to such preferred stock is, with specified exceptions, prohibited. In the event that there is not enough money to pay dividends on or make distributions with respect to classes or series of stock that rank equally to one another, then the available money will be distributed proportionately based on the total amount payable with respect to each class or series of stock ranking equally to one another.

2 The conversion price is subject to adjustment upon stock splits, subdivisions or combinations of the common stock. In the event of a merger, consolidation or other similar event, the holders of preferred stock will receive the consideration they would have been entitled to receive had they converted immediately prior to such event. The conversion price is also subject to adjustment in the event that we issue common stock or common stock equivalents (i.e., securities convertible into or exchangeable for our common stock) for consideration per share which is less than the then applicable conversion price. Generally, the conversion price is reduced to the price per share of the shares issued in such issuance. However, if common stock or common stock equivalents were issued in an acquisition or merger, the conversion price will be reduced to the weighted average of the issue price per share of the common stock outstanding or deemed to be outstanding prior to such issuance and the per share price (or equivalent conversion price) of the shares issued in such issuance.

3 A portion of Series D Preferred Stock must be redeemed if the Series C Preferred Stock or a portion thereof is redeemed. The number of shares of Series D Preferred Stock to be redeemed in such case is determined pursuant to the formula set forth in the governing instrument.

         The dividend payment protection fund for the Series D Preferred Stock requires that when these shares are issued, we set apart approximately $1.23 million to ensure the payment of the dividends on the Series D Preferred Stock. The money for this fund will be obtained from the proceeds from Energy Systems Investors' payment of its $7.74 million limited recourse note. Specifically, for each dollar in principal amount of this note that is paid, we shall set apart $0.158. Generally, this fund will be used to pay dividends on the Series D Preferred Stock if we determine that the other monies available to us are insufficient to pay these dividends or that the payment of those dividends from our other monies would be unlawful (the "Limiting Conditions"). Prior to March 1, 2004, if we use this fund to make the dividend payments on the Series D Preferred Stock, we must replenish the fund within six months. Also, after March 1, 2004, we may use these funds to pay any and all dividends on the Series D Preferred Stock even if the Limiting Conditions are not met. We can withdraw money from this fund (i) if it contains more than is required, (ii) if there is a reduction in the number of shares of Series D Preferred Stock or (iii) if this obligation is otherwise secured, by a letter of credit, a guaranty issued by a banking or other institution or otherwise.

         Set forth below is a summary of the  material  features of the Series B
Warrants:


                                                Series B Warrants

Exercise Price:                                 $4.00 per share

Exercise Period:                                The effective date of the plan
                                                of recapitalization through July
                                                30, 2005.

Number of shares of Common Stock                1,500,000
issuable upon exercise

Redemption:                                     None

Voting Rights:                                  None

Anti-dilution provisions:                       The exercise price is subject to
                                                adjustment  upon the occurrence
                                                of  certain  events  including
                                                stock   splits,   subdivision or
                                               combinations of our common stock.
Listing on exchange or automated                Not applicable
quotation system

Restricted Securities:                          These warrants and the shares of
                                                common  stock  issuable  upon
                                                exercise  of these warrants have
                                                not been registered  under  the
                                                Securities Act of 1933, and are
                                                "restricted  securities" under
                                                the  Securities Act.  The
                                                warrants and the common stock
                                                issuable upon exercise of  these
                                                warrants may only be sold,  or
                                                otherwise disposed  of  if
                                                subsequently  registered  or an
                                                exemption from  registration is
                                                available. The  holders of the
                                                shares issuable upon exercise of
                                                the warrants are entitled, under
                                                certain circumstances, to demand
                                                and piggyback registration
                                                rights.
                                      114

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
            IN FAVOR OF THE ADOPTION OF THE PLAN OF RECAPITALIZATION


                              PROPOSAL TO ADOPT OUR
                   2000 EXECUTIVE INCENTIVE COMPENSATION PLAN


         Our board of directors has adopted the 2000 executive incentive compensation plan. This plan is intended to replace our 1998 executive incentive compensation plan because no further awards may be made under the 1998 plan as the limit contained in that plan has been reached. Adoption of the 2000 executive incentive compensation plan will enable us to continue to use stock options (and other stock-based awards) as a means to attract, retain and motivate our key personnel. Our board's adoption of the 2000 executive incentive compensation plan and all awards granted thereunder is conditional upon stockholder approval.

Description of the 2000 Executive Incentive Compensation Plan

         The 2000 executive incentive compensation plan is set forth as Appendix B to this proxy statement, and this description of the plan is qualified in its entirety by reference to Appendix B.

         The purpose of the 2000 executive incentive compensation plan is to provide a means to attract, retain, motivate and reward persons eligible to participate in this plan (i.e., directors, officers, employees and independent contractors of US Energy and its subsidiaries) by increasing their ownership interests in us. Awards under this plan include:

                  o options to purchase shares of our common stock, including incentive stock options ("ISOs") and non-qualified stock options or both;

                  o stock appreciation rights ("SARs"), whether in conjunction with the grant of stock options or independent of such grant, and stock appreciation rights that are only exercisable in the event of a change in control or upon other specified events;

                  o restricted stock, consisting of shares that are subject to forfeiture if the holder does not satisfy employment related restrictions;

                  o deferred stock, representing the right to receive shares of stock in the future;

                  o              bonus stock and awards in lieu of cash
                                 compensation;

                  o dividend equivalents, consisting of rights to receive cash, our common stock, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of our common stock, or other periodic payments; and

                  o other awards not otherwise provided for, the value of which are based in whole or in part upon the value of the common stock.

         The flexible terms of this plan are intended to, among other things, permit the compensation committee, which administers this plan, to impose performance conditions with respect to any award, thereby requiring forfeiture of all or part of any award if performance objectives are not met, or to link the time of exercisability or settlement of an award to the achievement of performance conditions. For awards intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, such performance objectives shall be based upon the achievement of a performance goal based upon business criteria described in the plan including, for example, total stockholder return, stock price, net income, or earnings per share.

         The compensation committee has the authority to:

                  o select the directors, officers, employees and independent contractors entitled to receive awards;

                  o determine the form of awards, or combinations of awards, and whether such awards will operate on a tandem basis or in conjunction with other awards;

                  o determine the number of shares of common stock or units or rights covered by an award;

                 o determine the terms and conditions of awards including (i) any restrictions or limitations on transfer (awards granted under the plan are generally not assignable or transferable except by the laws of descent and distribution), (ii) any vesting schedules or the acceleration of vesting schedules and any forfeiture provision or waiver, and (iii) the exercise price at which shares of common stock may be purchased pursuant to the grant of stock options under the plan, which may be below the fair market value of the shares of common stock covered by such grant at the time of grant;

                  o interpret and establish rules relating to this plan;

                  o adjust limitations set forth in the plan and adjust outstanding awards in the event of specified transactions with respect to our capital stock;

                  o adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event in order to prevent dilution or enlargement of the rights of participants;

                  o adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles; and

                  o make all other determinations that may be necessary or advisable for the administration of the plan.

         The total number of shares of common stock that may be issued under this plan equals the sum of 10,000,000 shares plus the number of shares that are surrendered in payment of any award or any tax withholding requirements. All of these shares may be issued pursuant to ISOs. During each fiscal year no participant may be granted awards for more than 2,500,000 shares for each type of award available for grant under this plan, subject to adjustment as more fully described in the plan.

         The 2000 executive incentive compensation plan may be amended, altered, suspended, discontinued, or terminated by our board of directors without stockholder approval unless such approval is required by law or regulation or under the rules of any stock exchange or automated quotation system on which our common stock is then listed or quoted. Thus, your approval will not necessarily be required for amendments which might increase the cost of the plan or broaden eligibility.

         We believe that awards granted under the Incentive Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of US Energy. Because persons to whom awards may be made are to be determined from time to time by the committee in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive awards or the nature and terms of such awards. To December 31, 2000, options to acquire an aggregate of 3,759,000 of shares of our common stock have been granted under this plan (exclusive of options to acquire an aggregate of 914,000 shares of common stock to be issued to approximately 38 Zapco's employees after the merger, of which options to acquire 500,000 shares have been allocated to Bernard J. Zahren). As of December 31, 2000, approximately 53 people (excluding Zapco employees) were eligible to participate in the 2000 executive incentive compensation plan and the closing price of a share of our common stock on such date was $4.00. This table provides information as of December 31, 2000 with respect to the benefits that have been awarded and that are currently anticipated will be awarded to the persons identified below pursuant to this plan:

                                                                    INCENTIVE PLAN
                 NAME AND POSITION                        NUMBER OF                VALUE OF
                                                           OPTIONS                  OPTIONS
                                                           GRANTED                GRANTED(1)
LAWRENCE I. SCHNEIDER
Chief Executive Officer                                   1,750,000(2)            $750,000
GORAN MORNHED
President and Chief Operating Officer                       562,500(3)            $562,500
RICHARD H. NELSON(4)
President and Chief Executive Officer                             -                      0
All current executive officers as a group
(7 persons)                                               3,352,500(5)          $1,312,500
All current directors who are not executive
officers (7 persons)                                        147,500                $30,000
All employees, other than executive officers
(approximately 39 persons)                                  131,500                     0
--------------------------

(1) Represents options granted during the fiscal year ending December 31, 2000 under the 2000 executive incentive compensation plan. For purposes of this table, the value of each option was deemed to be the amount, if any, by which the closing market price of a share of common stock on December 31, 2000 ($4.00) exceeded the option's exercise price multiplied by the number of shares of common stock issuable upon exercise of these options. The value is determined without regard to whether the option is currently exercisable or not. All of the options granted pursuant to this plan through December 31, 2000 are non-qualified stock options that expire ten years (subject to earlier termination under specified circumstances) from the date of grant, except for options to acquire an aggregate of 15,000 shares of common stock which expire four years from the date of grant, with exercise prices ranging from $3.00 to $6.00 per share, and become exercisable at the time the 2000 executive incentive compensation plan is approved.

(2) Includes options to acquire 500,000 shares that Mr. Schneider surrendered.

(3) Excludes options to acquire 187,500 shares of common stock that were granted pursuant to the 1998 Executive Incentive Compensation Plan.

(4) Excludes options to acquire 50,000 shares that were granted to such person's estate. These options were not granted pursuant to this plan. Mr. Nelson died on January 24, 2000.

(5) Excludes options to acquire 100,000 shares of our common stock granted to two executive officers as these options were not granted pursuant to this plan.

Federal Tax Consequences

         The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the 2000 executive incentive compensation plan. This discussion is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to individuals who participate in this plan.

         The grant of an option or SAR (including a stock-based award in the nature of a purchase right) will create no tax consequences for the grantee or us. A grantee will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and we will receive no deduction at that time. Upon exercising an option other than an ISO (including a stock-based award in the nature of a purchase right), the participant generally recognizes ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable stock received. In each case, we will generally be entitled to a deduction equal to the amount that the participant recognized as ordinary income.

         A participant's disposition of shares acquired upon the exercise of an option, SAR or other stock-based award in the nature of a purchase right generally will result in capital gain or loss measured by the difference between the sale price, and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to us in connection with a disposition of shares acquired upon exercise of an option or other award, except that we will generally be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

         With respect to awards granted under this plan that may be settled either in cash or in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of stock or other property received. We will generally be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. We will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he will not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which he previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty days of the receipt of the shares or other property.

         Section 162(m) of the Internal Revenue Code generally disallows a public company's tax deduction for compensation to the chief executive officer and the four other most highly compensated executive officers in excess of $1 million. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. Assuming the 2000 executive incentive compensation plan is approved at the annual meeting, we believe that options granted with an exercise price at least equal to 100% of the fair market value of the underlying stock at the date of grant, and other awards the settlement of which is conditioned upon achievement of performance goals (based on the achievement of a performance goals based upon business criteria described in the plan including, for example, total stockholder return, stock price, net income, or earnings per share), will qualify as such "performance-based compensation," although other awards under the 2000 executive incentive compensation plan may not so qualify. Options to acquire an aggregate of 1,500,000 shares of our common stock awarded to Lawrence I. Schneider and Goran Mornhed do not qualify as performance based compensation.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
                  OF THE PROPOSAL TO APPROVE THE 2000 EXECUTIVE
                          INCENTIVE COMPENSATION PLAN.

               PROPOSAL TO ADOPT OF OUR 2000 EXECUTIVE BONUS PLAN

General

         We are requesting your approval of the 2000 executive bonus plan (the "Bonus Plan"). We believe it is in our best interests and the interests of our stockholders to adopt a bonus plan such as the Bonus Plan that allows us to attract, retain, and provide appropriate performance incentives for our key employees which align their interests with the interests of stockholders while also permitting us to continue to obtain tax deductions for compensation paid or awarded to them. Subject to stockholder approval of this plan, and if the applicable performance goals established by this plan are satisfied, this proposed plan would enable us to pay performance-based compensation to our executive officers and to obtain tax deductions for such payments, without regard to the limitations of Section 162(m) of the Internal Revenue Code. The Bonus Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

Summary of the Bonus Plan

         The following description of our 2000 executive bonus plan is merely a summary of certain provisions thereof and is qualified in its entirety by the full text of the Bonus Plan attached hereto as Appendix C. Appendix C is a part of this Proxy Statement and should be read in conjunction with the following summary.

Purpose

         The plan, which became effective as of May 2000 (subject to stockholder approval), is designed to reward participants for developing and/or acquiring Eligible New Businesses (as defined below) which, in the aggregate, are profitable (as calculated in accordance with the plan) and which, in the aggregate, become more profitable over time (as calculated in accordance with the plan) and that will provide incentive awards in relation to such profitability. However, the amounts payable under the plan to any participant are capped and will not exceed $1.2 million in any Plan Year (i.e., our fiscal year for financial accounting purposes). See "-Limitation on Bonus Plan Payment".

Eligibility

         The only participants currently eligible to participate in the Bonus Plan are Lawrence Schneider and Goran Mornhed.

Type of Awards under the Bonus Plan

         In each Plan Year, participants in the plan are eligible for both:

                  o an annual cash bonus (the "Annual Bonus") of two percent (2%) of the aggregate Economic Profit (as described below) for all Eligible New Businesses (as described below) for each year during the five year period that begins when the Eligible New Business is acquired or or, if it is developed internally, when it begins commercial operations (the "Bonus Period"); and

                  o an annual cash bonus of 12.5% of the aggregate Improvement in Economic Profit (as described below) respecting Eligible New Businesses for each year in the Bonus Period (the "Improvement Bonus").

         An Eligible New Business is generally any new activity in which we engage while we employ the participant with respect to which:

                  o a definitive agreement is entered into with respect to the acquisition or development of this new activity; or

                  o we have taken substantial action to implement the new activity (in particular, in situations in which a definitive agreement is not executed such as with respect to an internally developed business).

The Annual Bonus and Improvement Bonus are referred to collectively as the Formula Bonus Awards.

Calculating Economic Profit

         Economic Profit for a particular Plan Year is:

                  o Adjusted EBITDA for that year for all Eligible New Businesses minus

                  o the Capital Charges (i.e., ten (10%) percent of Incremental Capital (as described below)) for all Eligible New Businesses that year.

Calculating Adjusted EBITDA

         Adjusted EBITDA for any Plan Year is our operating income for that Plan Year adjusted to exclude the impact of the following items:

                  o              depreciation and amortization expenses;

                  o amounts accrued pursuant to management bonus plans (including the Bonus Plan), and related employer payroll taxes;

                 o any discretionary or matching contributions to our 401(k) plan and other deferred compensation plans;

                  o all items of gain, loss or expense that are one or more of the following:

                                 (i)    extraordinary or unusual in nature or
                                        infrequent in occurrence,

                                 (ii) related to the disposal of a segment of a business,

                                 (iii)  related to a change in accounting
                                        principles,

                                 (iv)   related  to  restructuring   charges  of
                                        subsidiaries whose operations are not included in operating income, or

                                 (v)    related to discontinued  operations that
                                        do  not   qualify  as  a  segment  of  a
                                        business;

                  o the reduction in carrying value of long-lived assets;

                  o all items of expense related to equity-based compensation; and

                  o corporate, general and administrative expenses and other corporate allocations that are greater than the sum of:

                                        (i) costs incurred with  respect to  the
                                            Eligible New Business plus

                                       (ii) costs,  allocated  pursuant to the
                                            Bonus Plan, for corporate
                                            general and administrative
                                            expenses not incurred in Eligible
                                            New Businesses.

Calculating Capital Charges

         As indicated above, Economic Profit is determined by reducing Adjusted EBITDA by Capital Charges. Capital Charges are equal to 10% of Incremental Capital, subject to adjustment as described below under "Capital Charge Adjustments". Incremental Capital for a Plan Year is the sum of:

                  o Net Stock Issued in the applicable Plan Year and invested in any respective Eligible New Business plus

                  o New Net Debt in the applicable Plan Year invested in any respective Eligible New Business.

         Net Stock Issued is the gross proceeds received for any equity issued that is invested in respective Eligible New Business (the "Value of Stock Issued") minus the amount we pay to repurchase any equity with respect to any Eligible New Business (the "Value of Stock Repurchased"). The Value of Stock Issued in connection with an acquisition (an "Acquisition") of a new business is capped; it is deemed not to exceed:

                 o               the product of (Target's Adjusted EBITDA) x
                                 (10) minus

                  o the sum of the debt assumed in the Acquisition plus any portion of the purchase price paid in the Acquisition which is not paid in the form of equity.

         Net Debt is:

                  o all debt recorded on our audited consolidated balance sheet with respect to any respective Eligible New Business minus

                  o cash, cash equivalents, short term investments and long term investments, all for any respective Eligible New Business, in the amount that such assets are carried on our audited consolidated balance sheet, and as adjusted to fair value for any assets carried at other than fair value.

         New Net Debt is the increase in Net Debt with respect to any respective Eligible New Business since May 4, 2000.

         In calculating Incremental Capital, we exclude Net Stock Issued and New Net Debt associated with the construction of an Eligible New Business until:

                  o               such construction has been completed; and

                  o this Eligible New Business is placed into commercial operation.

Capital Charge Adjustments

         As indicated above, Capital Charges, which are subtracted from Adjusted EBITDA to determine Economic Profit, generally equal 10% of Incremental Capital. Capital Charges are adjusted for an Acquisition which results in the Acquisition Multiple (i.e., the quotient obtained by dividing the purchase price for the Target by the Target's Adjusted EBITDA) being greater than ten. The Capital Charge for an Acquisition in which the Acquisition Multiple is greater than ten is adjusted so that for the first two Plan Years following the Acquisition, the Capital Charge for that Acquisition equals:

       Capital Charge attributable to such Acquisition   x          10
                                                            --------------------
       (without regard to these adjustments)                Acquisition Multiple


Calculating Improvements in Economic Profit

         Improvement in Economic Profit with respect to a Plan Year is the amount by which the aggregate Economic Profit with respect to the Eligible New Businesses is more than the greater of (i) zero or (ii) the Economic Profit for such Eligible New Businesses for the prior Plan Year. Accordingly, no Improvement Bonus is awarded for decreases in losses respecting an Eligible New Business. If Improvement in Economic Profit is negative, the Improvement Bonus will not be paid until Economic Profit for a Plan Year is greater than it was for the Plan Year with respect to which this bonus was last paid.

Miscellaneous Adjustments

         Formula Bonus Awards with respect to Eligible New Businesses which we only partially own will be proportionate to our ownership interest in those businesses.

         In the event the Bonus Period with respect to any Eligible New Business begins or ends during a Plan Year or if the participant's employment begins during a Plan Year, the Annual Bonus is only calculated with respect to Economic Profit accruing with respect to those Eligible New Businesses during that portion of the Plan Year falling within the Bonus Period or the portion of the Plan Year in which the Executive is employed (a "Partial Year").

         If one of the Plan Years included in the calculation of the Improvement Bonus is a Partial Year, the Improvement in Economic Profit respecting such Eligible New Business is determined by comparing the Economic Profit accruing during such Partial Year with the Economic Profit accruing during the comparable period during the previous Plan Year included in the calculation of Improvement of Economic Profit.

         The Economic Profit respecting an Eligible New Business will be discounted by 50%:

                  o in the event an agreement respecting the acquisition of an Eligible New Business is executed while the participant is employed by us but the acquisition is not completed until after the participant's employment ends or

                  o in the case of an Eligible New Business where no acquisition agreement is executed, we have taken substantial action to implement the Eligible New Business while we employ the participant but this Eligible New Business is not put into commercial operation until after his employment ends.

         If a participant's employment with us is terminated, the Improvement Bonus accruing after termination is only measured with respect to the Eligible New Business whose Economic Profit improves after the employment ends directly as a result of contractual terms which:

                  o existed before the end of the employment relationship; and

                  o specifically provide for automatic improvements in our Adjusted EBITDA relating to such Eligible New Business.


Limitations on Bonus Plan Payments

         Amounts payable to any participant pursuant to this plan may not exceed $1.2 million (the "Cap") in any Plan Year. Amounts that are unpaid due to this Cap are deferred and paid in the following Plan Year (without interest), subject to the Cap for that Plan Year; our obligation to pay (and the employee's right to receive) bonuses that are unpaid because of the Cap ends after it has been deferred five full Plan Years.

         We also have the right to defer payments of the Formula Bonus Awards (but for not more than two years and such deferred bonus bears interest at the rate of 16% per annum, compounded annually) if our earnings before interest, taxes, depreciation and amortization less our regularly scheduled long term debt is less than the Formula Bonus Awards to be paid in a particular Plan Year. If a Formula Bonus Award is deferred for the foregoing reasons it may be paid in subsequent Plan Years regardless of the Cap for such Plan Year.

Administration of Plan

         We are required to:

                  o calculate and certify the amount of the Annual Bonus and the Improvement Bonus (which process is overseen by the Compensation Committee); and

                  o pay by May 1 of each year the Plan is in operation, the Annual Bonus and the Improvement Bonus.

         Participants are our unsecured general creditors to the extent they are entitled to receive any bonuses under this plan and no separate fund will be established to ensure these payments. The plan is not intended to be subject to ERISA. Disputes regarding the plan will be submitted to arbitration.

Amendments to Bonus Plan

         The plan does not have any provisions pertaining to its amendment.

         The table below sets forth information as of December 31, 2000, with respect to the benefits awarded or to be awarded to the persons identified below pursuant to the Bonus Plan:

                                                                             BONUS PLAN
                NAME AND POSITION                                   FORMULA BONUS AWARDS PAYABLE
LAWRENCE I. SCHNEIDER
Chief Executive Officer                                                          $0
GORAN MORNHED
President, Chief Operating Officer                                               $0
RICHARD H. NELSON
President, Chief Executive Officer and                                            -
Director (1)


                                                                             BONUS PLAN
All current executive officers as a group
(7 persons) (2)                                                                  $0

All current directors who are not executive
officers (6 persons) (1)                                                          -

All employees, other than executive
officers (approximately 34 persons)(1)                                            -

-----------------------------------------------
(1)    Not eligible to participate
(2) Only two executives officers are eligible to participate

         Our board considered the benefits and risks relating to our 2000 executive bonus plan. Specifically our board concluded that predicating bonus awards on the profitability and improvement in the profitability of our new businesses creates an incentive for the participants to pursue new businesses which will increase our earnings and thereby aligns the interest of the participants with the interests of our shareholders. The board weighed these benefits against the risk that this plan may require substantial payments to the participants, subject, however to the Cap, which the board believes will limit our obligation to the participants to reasonable levels. The board also considered the possibility that this plan may cause the participants to emphasize new business initiatives at the expenses of existing businesses. However, our board concluded that this plan was consistent and supportive of our growth strategy.


THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE ADOPTION OF THE 2000 EXECUTIVE BONUS PLAN.



                                  MISCELLANEOUS

INDEPENDENT AUDITORS

         On or about August 7, 2000, we dismissed Richard A. Eisner & Company, LLP (the "Former Auditor") as our principal outside accountant. The Former Auditor's reports on our financial statements during the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         The decision to change accountants was approved by the audit committee of our board of directors.

         During the two fiscal years ended January 31, 2000 and all subsequent interim periods preceding the dismissal we had no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Former Auditor, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

         On or about August 7, 2000, we engaged Kostin, Ruffkes & Company, LLC, independent certified public accountants, as our principal accountant to audit the Company's financial statements and to examine the consolidated financial statements of US Energy and its subsidiaries for the fiscal year ended December 31, 2000. Representatives of Kostin, Ruffkes & Company, LLC are expected to be available at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation to furnish to us copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms we have received, or written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 2000, all officers, directors, and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements, other than M. Stephen Harkness whose report on Form 3 indicating that he had become a director of US Energy was filed late.


DOCUMENTS INCORPORATED BY REFERENCE

         Our Annual Report on Form 10-KSB for the year ended January 31, 2000, quarterly reports on Form 10-QSB for the periods ended April 30, 2000, July 31, 2000 and October 31, 2000, and any amendments thereto and our Forms 8-K dated May 4, 2000, August 7, 2000, August 23, 2000 and September 22, 2000, are incorporated herein by reference. A copy of the Annual Report on Form 10-KSB for the year ended January 31, 2000 has been mailed with this Proxy Statement. A copy of each document incorporated by reference shall be delivered without charge (excluding the exhibits thereto, except to the extent that such exhibits incorporated by reference into the information that the Proxy Statement incorporates) to each stockholder to who this Proxy Statement is delivered upon the written or oral request of such stockholder. Such requests should be addressed to: U.S. Energy Systems, Inc., One North Lexington Avenue, White Plains, New York 10601, (914) 993-6443, Attn: Barbara Farr, Esq., General Counsel.

         All documents filed by us pursuant to sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act after the mailing date of this proxy statement and prior to the date of the meeting, will be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in this proxy statement or in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any subsequently-filed document which also is or is deemed to be incorporated by reference herein modifies or superseded such statement. Any such statement so modified or superseded will not be deemed, as modified or superseded, to constitute a part of this Proxy Statement.

OTHER MATTERS: REQUIREMENTS, INCLUDING DEADLINES, FOR
SUBMISSION OF PROXY  PROPOSALS, NOMINATION OF DIRECTORS AND
OTHER BUSINESS OF STOCKHOLDERS

         Under our by-laws, and as permitted by the rules of the Securities and Exchange Commission, certain procedures are provided which a stockholder must follow to nominate persons for election as Directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide that nominations for Director nominees and/or an item of business to be introduced at an annual meeting of stockholders must be submitted in writing to our Secretary at One North Lexington Avenue, 4th Floor, White Plains, New York 10601. We must receive the notice of your intention to introduce a nomination or proposed item of business at our 2002 annual meeting no later than:


              o 60 days in advance of the 2002 annual meeting if it is being held within 30 days preceding the anniversary date [ ]of this year's meeting; or

              o 90 days in advance of such meeting if it is being held on or after the anniversary date of this year's meeting.

         For any other annual or special meeting, the nomination or item of business must be received by the tenth day following the date of public disclosure of the date of the meeting.

         Assuming that our 2002 annual meeting is held on [ ], we must receive notice of your intention to introduce a nomination or other item of business at that meeting by [ ], 2002. If we do not receive notice by that date, or if we meet other requirements of the Securities and Exchange Commission rules, we will not include such nomination or other item in the proxy materials relating to that meeting and the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies if these matters are raised at the meeting.

              Nominations must contain the following information about the nominee:

          o        name;

          o        age;

          o        business and residence addresses;

          o        principal occupation or employment;

          o        the number of shares of common stock held by the nominee;

          o the information that would be required under the rules of the SEC in a Proxy Statement soliciting proxies for the election of such nominee as a Director; and

          o a signed consent of the nominee to serve as a Director of the Company, if elected.

          Notice of a proposed item of business must include:

          o a brief description of the substance of, and the reasons for, conducting such business at the annual meeting;

          o        the stockholder's name and address;

          o the number of shares of common stock held by the stockholder (with supporting documentation where appropriate); and

          o       any material interest of the stockholder in such business.

         The board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

         The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

                                             By Order of the Board of Directors

                                             Barbara Farr
                                             Secretary

White Plains, New York
[              ], 2001

                          INDEX TO FINANCIAL STATEMENTS

Index to Financial Statements ................................................................................F-1

                         PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Combined Financial Information............................................................F-2

Combined Consolidated Pro Forma EBITDA Summary for January 31, 2000 (Unaudited)...............................F-3

Combined Consolidated Pro Forma Balance Sheet as of January 31, 2000 (Unaudited) .............................F-4

Combined Consolidated Pro Forma Statement of Operations for January 31, 2000  (Unaudited) ....................F-5

Combined Consolidated Pro Forma EBITDA Summary for October 31, 2000 (Unaudited).............................. F-6

Combined Consolidated Pro Forma Balance Sheet as of October 31, 2000 (Unaudited) .............................F-7

Combined Consolidated Pro Forma Statement of Operations for October 31, 2000 (Unaudited) .....................F-8

                      CONSOLIDATED FINANCIAL STATEMENTS OF
                      ZAHREN ALTERNATIVE POWER CORPORATION

Report of Independent Auditors................................................................................F-10

Consolidated Balance Sheets as of December 31, 1999 and 1998..................................................F-11

Consolidated Statements of Operations for Years Ended December 31, 1999 and 1998..............................F-13

Consolidated Statements of Cash Flows for Years Ended December 31, 1999 and 1998..............................F-14

Consolidated Statement of Shareholders' Equity for Years Ended December 31, 1999 and 1998.....................F-15

Notes to Consolidated Financial Statements....................................................................F-16

Consolidated Balance Sheets as of October 31, 2000 (Unaudited) and December 31, 1999..........................F-31

Consolidated Statements of Operations for Ten Months Ended October 31, 2000
  and 1999 (Unaudited)........................................................................................F-32

Consolidated Statements of Shareholders' Equity for Ten Months Ended October 31, 2000.........................F-33

Consolidated Statements of Cash Flows for Ten Months Ended October 31, 2000
         and 1999 (Unaudited) ................................................................................F-34

Notes to Consolidated Financial Statements(Unaudited).........................................................F-35

                               UNAUDITED PRO FORMA
                         COMBINED FINANCIAL INFORMATION

         The following unaudited pro forma combined financial information presents our historical information incorporated by reference in this proxy statement from our periodic reports filed with the Securities and Exchange
Commission and the historical information of Zapco included in this proxy statement, as adjusted to give effect to the events described below.

         The pro forma unaudited balance sheet as of October 31, 2000 and pro forma audited balance sheet as of January 31, 2000 give effect to the assumed merger between Merger Sub and Zapco, including a preliminary estimated purchase price allocation, as if the merger had occurred on the respective specific dates.

         The pro forma unaudited statement of operations for the nine months ended October 31, 2000 and the pro forma audited statement of operations for the 12 months ended January 31, 2000 give effect to the assumed merger between Merger Sub and Zapco as if the merger had occurred at the beginning of the respective periods.

         These pro forma statements include the following transactions: (a) payment of stock subscription to U.S. Energy of $7,741,000, (b) investment by Cinergy Energy of $11,500,000 for 45.74% of Zapco, and ( c) payment of $25,000,000 consideration for Zapco, consisting of $12,000,000 in cash, 1,666,667 shares of common stock valued at $10,000,000, and 100,000 shares of Series C Preferred Stock valued at $3,000,000.

         The pro-forma statements do not account for the affect on Zapco's financial position of the Yankee Energy transaction, the AJG Gasco transaction, the Cinergy Gasco transaction and the completion of certain landfill gas-to-energy projects currently under development, each of which is expected to be completed or in operation prior to or at the time of the merger. We expect that these transactions shall in the aggregate have a significant positive effect on Zapco's financial position. See "Discussion of Forward Looking Results."

         The information set forth in these pro forma statements is not necessarily indicative of the financial position or operating results that would have occurred had the events referred to above been consummated on the dates, or at the beginning of the periods, for which consummation of such events is being given effect. For purposes of preparing consolidated financial statements of the merged entity, we will establish a new accounting basis for Zapco's assets and liabilities based upon the fair values thereof and the purchase price of Zapco, including the costs of the merger. A final determination of required accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made and is not expected to be made before the merger. Accordingly, the accounting adjustments made in connection with the development of the unaudited pro forma combined financial information appearing in this proxy statement are preliminary and are subject to adjustment based on the finalization of the transaction. If the merger and other transactions occur, the actual financial position and results of operations will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including discovery of additional information, changes in values and changes in operating results between the dates of the pro forma financial data and the date on which the merger is consummated.

                           U. S. ENERGY SYSTEMS, INC.
                  COMBINED CONSOLIDATD PRO FORMA EBITDA SUMMARY


                                                        U.S. Energy           Zapco
                                                        Historical          Historical
                                                          Twelve              Twelve          U.S. Energy
                                                       Months Ended        Months Ended        Pro Forma
                                                         January 31,         December 31,      January 31,
                                                           2000                1999               2000
                                                       ------------        ------------        ------------
                                                         (audited)          (audited)          (unaudited)


Net income (loss) reported                              $(1,468,000)      $ (3,707,310)       $ (5,175,310)
Debt issuance and other costs written off                                    3,953,160           3,953,160
Life insurance proceeds, net of costs and expenses         (600,000)                              (600,000)
Income tax benefit                                                          (2,130,620)         (2,130,620)
Litigation settlement and legal consulting costs            932,000                                932,000
Extraordinary gain on exchange of
   debentures to preferred stock                            (69,000)                               (69,000)
Operating income (loss) exclusive of                      ---------          ---------           ---------
   non-recurring items                                   (1,205,000)        (1,884,770)         (3,089,770)

Depreciation                                                579,000          2,888,004           3,467,004
Interest expense (income), net                              (28,000)         1,825,229           1,797,229
EBITDA (loss) exclusive of non-recurring and
   extraordinary items and before dividends              $ (654,000)       $ 2,828,463         $ 2,174,463
                                                          =========          =========           =========


                   U.S. ENERGY SYSTEMS, INC. AND SUBSIDIARIES
                  COMBINED CONSOLIDATED PRO FORMA BALANCE SHEET

                                                  U.S. Energy           Zapco                                          U.S. Energy
                                                  Historical          Historical                                        Pro Forma
                                                  January 31,         December 31,     Merger Adjustments              January 31,
                                                     2000                1999         Debit          Credit               2000
                                                  -----------         ------------    ------         ------           -------------
                                                   (audited)           (audited)                                       (unaudited)

 ASSETS
 Current assets:
    Cash                                       $    301,000        $    766,000      11,500,000 (1) $ 12,000,000 (2)    $ 8,308,000
                                                                                      7,741,000 (5)
    Restricted Cash                                                   2,062,000                                           2,062,000
    Accounts receivable                             532,000           4,803,000                                           5,335,000
    Notes receivable - current portion               20,000           3,393,000                                           3,413,000
    Life insurance claim receivable               1,001,000                                                               1,001,000
    Other current assets                            352,000             155,000                                             507,000
                                                  ---------          ----------      ----------       ----------         ----------
      Total current assets                        2,206,000          11,179,000      19,241,000       12,000,000         20,626,000

 Property, plant and equipment, net               5,881,000          41,378,000      13,639,000 (3)                      60,898,000
 Notes receivable, less current portion           1,752,000          14,330,000                                          16,082,000
 Accrued interest receivable                        459,000                                                                 459,000
 Investments in joint ventures                    1,356,000             974,000                                           2,330,000
 Project development costs                                -              91,000                                              91,000
 Deferred acquisition costs                         397,000                                                                 397,000
 Deferred financing costs                           480,000             470,000                                             950,000
 Goodwill, net                                    1,796,000             478,000       5,000,000 (3)                       7,274,000
 Deferred tax asset                                                   3,830,000                                           3,830,000
 Other assets                                        27,000               2,000                                              29,000
                                                 ----------          ----------      ----------       ----------        -----------
                                               $ 14,354,000        $ 72,732,000    $ 37,880,000     $ 12,000,000       $112,966,000
                                                 ==========          ==========      ==========       ==========        ===========
 LIABILITIES
 Current liabilities:
    Current portion of long-term debt          $    169,000                                                            $    169,000
    Notes payable - bank                            300,000        $  5,639,000                                           5,939,000
    Accounts payable and accrued expenses           717,000          12,339,000                                          13,056,000
    Payable to estate of former officer             375,000                                                                 375,000
    Litigation settlement payable                   900,000                                                                 900,000
                                                  ---------          ----------                                          ----------
      Total current liabilities                   2,461,000          17,978,000                                          20,439,000

 Long-term debt, less current portion               384,000                                                                 384,000
 Notes payable                                                       37,960,000                                          37,960,000
 Deferred revenue                                                     7,648,000                                           7,648,000
 Illinois subsidy liability                                           1,551,000                                           1,551,000
 Other liabilities                                                      536,000                                             536,000
 Convertible subordinated secured debentures        366,000                                                                 366,000
 Advances from joint ventures                        90,000                                                                  90,000
                                                  ---------          ----------                                          ----------
      Total liabilities                           3,301,000          65,673,000                                          68,974,000

 Minority interests                                 559,000             698,000       1,696,000 (4)   11,500,000  (1)    11,061,000

 Commitments and contingencies

 STOCKHOLDERS' EQUITY
 Preferred stock                                      3,000           4,745,000       4,745,000 (3)    3,000,000  (2)   3,003,000
 Common stock                                        54,000              21,000          21,000 (3)   10,000,000  (2)  10,054,000
 Treasury stock                                     (15,000)           (780,000)                         780,000  (3)     (15,000)
 Additional paid-in capital                      18,425,000           6,659,000       6,659,000 (3)    7,741,000  (5)  26,166,000
 Accumulated deficit                             (7,973,000)         (4,284,000)                       4,284,000  (3)  (6,277,000)
                                                                                                       1,696,000  (4)
                                                 ----------            --------      ----------       ----------       ----------
      Total stockholders' equity                 10,494,000           6,361,000      11,425,000       27,501,000       32,931,000
                                                 ----------          ----------      ----------       ----------      -----------
                                               $ 14,354,000        $ 72,732,000    $ 51,001,000     $ 51,001,000     $112,966,000
                                                 ==========          ===========     ==========       ==========      ===========

Notes to Pro Forma Balance Sheet

(1)  Investment of $11,500,000 by Cinergy for 45.74% of Zapco.
(2) Payment of $25,000,000,000 consideration to Zapco stockholders in cash and capital stock.
(3) Merger transaction. Allocation of the $25,000,000 consideration will be determined based upon appraisal of assets and liabilities. For purposes of this presentation, $5,000,000 of the consideration is allocated to goodwill and the remainder of $13,639,000 to fixed assets.
(4) $1,696,000 represents Cinergy's 45.74% minority interest in Zapco's 12 month operating loss.
(5)  Receipt of subscription receivable in the amount of $7,741,000.

                   U.S. ENERGY SYSTEMS, INC. AND SUBSIDIARIES
            COMBINED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                 U.S. Energy         Zapco
                                                                 Historical          Historical
                                                                 Twelve Months       Twelve Months      U.S. Energy
                                                                 Ended               Ended              Pro Forma
                                                                 January 31,         December 31,       January 31,
                                                                 2000                1999               2000
                                                                 -------------       -------------      -----------
                                                                 (audited)           (audited)          (unaudited)



 Revenues                                                       $ 4,715,000        $ 12,724,793        $ 17,439,793
                                                                  ----------         ----------          ----------
 Costs and expenses:
      Operating expenses                                          2,817,000           6,285,450           9,102,450
      General and administrative expenses                         2,446,000           2,244,687           4,690,687
      Depreciation                                                  579,000           2,888,004           3,467,004
      Construction and engineering                                                      691,286             691,286
      Royalties                                                                         221,160             221,160
      Loss (gain) from joint ventures                               100,000           1,206,163           1,306,163
                                                                  ---------          ----------          ----------
           Total costs and expenses                               5,942,000          13,536,750          19,478,750
                                                                  ---------          ----------          ----------
 Income (loss) from operations                                   (1,227,000)           (811,957)         (2,038,957)

 Interest income                                                    143,000             644,454             787,454
 Interest expense                                                  (115,000)         (2,469,683)         (2,584,683)
 Minority interest                                                   (6,000)            752,416             746,416
                                                                  ---------           ---------           ---------
 Income (loss) before non-recurring items and
      extraordinary item                                       $ (1,205,000)       $ (1,884,770)       $ (3,089,770)
                                                                  =========           =========           =========


 Debt issuance and other costs written off                                            3,953,160 (1)       3,953,160 (1)
 Life insurance proceeds, net of costs and expenses                (600,000)                               (600,000)
 Income tax benefit                                                                   2,130,620           2,130,620
 Litigation settlement costs                                        932,000                                 932,000
                                                                  ---------           ---------           ---------
 Loss before extraordinary item                                  (1,537,000)         (3,707,310)         (5,244,310)

 Extraordinary gain on exchange of
      debentures to preferred stock                                  69,000 (1)                              69,000 (1)
                                                                  ---------           ---------          ----------
 Net loss                                                      $ (1,468,000)       $ (3,707,310)       $ (5,175,310)
                                                                  =========           =========           =========
 Minority interest - Cinergy                                                          1,696,000 (2)       1,696,000 (2)
 Dividends on preferred stock                                      (263,000)                               (263,000)
                                                                  ----------          -----------         ---------

 Net loss applicable to common stock                           $ (1,731,000)       $ (3,707,310)       $ (5,438,310)
                                                                  ==========          ==========          =========
 Loss per share of common stock - basic and diluted                                                         $ (1.02)
                                                                                                          ==========
 Weighted average number of common shares outstanding (3)                                                  5,352,213
                                                                                                          ==========

Notes to Pro Forma Statements of Operations

(1)  Non-cash and non-recurring items
(2)  Cinergy's 45.74% minority interest in Zapco's twelve month net loss.
(3) 1,666,667 shares of common stock issued in consideration of Zapco merger is included in the basic weighted average number of common shares outstanding. Common share equivalents have not been included since their inclusion in the computation would be anti-dilutive.

                           U. S. ENERGY SYSTEMS, INC.
                 COMBINED CONSOLIDATED PRO FORMA EBITDA SUMMARY

                                                        U.S. Energy         Zapco
                                                         Historical        Historical
                                                        Nine Months       Ten Months        U.S. Energy
                                                           Ended            Ended            Pro Forma
                                                        October 31,       October 31,       October 31,
                                                           2000              2000              2000
                                                        ------------      -----------       -----------
                                                        (unaudited)       (unaudited)        (unaudited)



Net income (loss) reported                             $ (1,146,000)     $ (5,539,000)      $ (6,685,000)
Compensation arising from issuance of
   options to new management                              1,313,000                            1,313,000
Provision for severence and
   repositioning of the Company                             581,000                              581,000
Loss on disposal of power generation equipment                              3,403,000          3,403,000
Bad debt provision                                                            465,000            465,000
Income tax benefit                                                           (247,000)          (247,000)
Litigation settlement and legal and consulting costs          2,000           238,000            240,000
Operating income (loss) exclusive of                       --------         ----------           --------
   non-recurring items                                      750,000        (1,680,000)          (930,000)

Depreciation and amortization                               512,000         2,630,000          3,142,000
Interest expense (income), net                             (212,000)        2,516,000          2,304,000
Minority interest                                                            (104,000)          (104,000)
EBITDA exclusive of non-recurring and                     ---------         ---------          ---------
   extraordinary items and before dividends             $ 1,050,000       $ 3,362,000        $ 4,412,000
                                                          =========         =========          =========

                                       F-6

                   U.S. ENERGY SYSTEMS, INC. AND SUBSIDIARIES
                  COMBINED CONSOLIDATED PRO FORMA BALANCE SHEET

                                                      U.S. Energy      Zapco                                       U.S. Energy
                                                       Historical     Historical                                     Pro Forma
                                                       October 31,    October 31,        Merger Adjustment          October 31,
                                                          2000          2000           Debit           Credit          2000
                                                       ------------   -----------      --------       --------      ------------
                                                      (unaudited)     (unaudited)                                   (unaudited)
 ASSETS
 Current assets:
    Cash                                               $ 5,564,000  $    364,000   $ 7,741,000 (5)   $12,000,000 (2) $13,169,000
                                                                                    11,500,000 (1)
    Restricted Cash                                                   14,956,000                                      14,956,000
    Accounts receivable                                  1,112,000     4,314,000                                       5,426,000
    Notes receivable - current portion                      20,000     2,213,000                                       2,233,000
    Other current assets                                   664,000       530,000                                       1,194,000
                                                         ---------    ----------   -----------        ----------      ----------
      Total current assets                               7,360,000    22,377,000    19,241,000        12,000,000      36,978,000

 Property, plant and equipment, net                      5,986,000    44,066,000    17,780,000 (3)                    67,832,000
 Notes receivable, less current portion                  1,754,000    11,268,000                                      13,022,000
 Accrued interest receivable                               459,000                                                       459,000
 Investments in joint ventures                           5,386,000       987,000                                       6,373,000
 Project development costs                                 342,000       539,000                                         881,000
 Deferred acquisition costs                                627,000                                                       627,000
 Deferred financing costs                                  557,000     2,503,000                                       3,060,000
 Goodwill, net                                           1,702,000       436,000     5,000,000 (3)                     7,138,000
 Deferred tax asset                                                    3,510,000                                       3,510,000
 Other assets                                               93,000         7,000                                         100,000
                                                        ----------    ----------    ----------        ----------     -----------
                                                      $ 24,266,000   $85,693,000    42,021,000        12,000,000   $ 139,980,000
                                                        ==========    ==========    ==========        ==========     ===========
 LIABILITIES
 Current liabilities:
    Current portion of long-term debt                    $ 188,000                                                 $     188,000
    Notes payable - bank                                   282,000   $ 7,109,000                                       7,391,000
    Accounts payable and accrued expenses                1,040,000    12,358,000                                      13,398,000
    Payable to estate of former officer                    119,000                                                       119,000
                                                         ---------    ----------   -----------        ----------      ----------
      Total current liabilities                          1,629,000    19,467,000                                      21,096,000

 Long-term debt, less current portion                      519,000                                                       519,000
 Notes payable                                                        52,664,000                                      52,664,000
 Deferred revenue                                                      5,457,000                                       5,457,000
 Illinois subsidy liability                                            4,291,000                                       4,291,000
 Other liabilities                                                     1,000,000                                       1,000,000
 Convertible subordinated secured debentures               366,000                                                       366,000
 Advances from joint ventures                              102,000                                                       102,000
                                                          --------    ----------   -----------         ---------      ----------
      Total liabilities                                  2,616,000    82,879,000                                      85,495,000

 Minority interests                                        559,000       594,000     2,534,000 (4)    11,500,000  (1) 10,119,000

 Commitments and contingencies

 STOCKHOLDERS' EQUITY
 Preferred stock                                            11,000     4,745,000     4,745,000 (3)     3,000,000  (2)  3,011,000
 Common stock                                               77,000        24,000        24,000 (3)    10,000,000  (2) 10,077,000
 Treasury stock                                            (15,000)     (780,000)                        780,000  (3)    (15,000)
 Stock subscription receivable                          (7,741,000)                                    7,741,000  (5)
 Additional paid-in capital                             45,628,000     8,054,000     8,054,000 (3)                    45,628,000
 Accumulated deficit                                   (16,869,000)   (9,823,000)                      9,823,000  (3)(14,335,000)
                                                                                                       2,534,000  (4)
                                                        ----------     ---------    ----------        ----------      ----------
      Total stockholders' equity                        21,091,000     2,220,000    12,823,000        33,878,000      44,366,000
                                                        ----------     ---------    ----------        ----------     -----------
                                                      $ 24,266,000  $ 85,693,000   $57,378,000       $57,378,000    $139,980,000
                                                        ==========    ==========    ==========        ==========     ===========

Notes to Pro Forma Balance Sheet
--------------------------------
(1)  Investment of $11,500,000 by Cinergy for 45.74% of Zapco.
(2) Payment of $25,000,000 consideration to Zapco stockholders in cash and capital stock.
(3) Merger transaction. Allocation of the $25,000,000 consideration will be determined based upon appraisal of assets and liabilities. For purposes of this presentation, $5,000,000 of the consideration is allocated to goodwill and the remainder of $17,780,000 to fixed assets.
(4) $2,534,000 represents Cinergy's 45.74% minority interest in Zapco's 10 month net loss.
(5)  Receipt of subscription receivable in the amount of $7,741,000.

                   U.S. ENERGY SYSTEMS, INC. AND SUBSIDIARIES
            COMBINED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                U.S.Energy           Zapco
                                                                  History           History
                                                                Nine Months        Ten Months            U.S. Energy
                                                                  Ended              Ended                Pro Forma
                                                                October 31,        October 31,           October 31,
                                                                   2000              2000                   2000
                                                                 ----------        -----------           -----------
                                                                (unaudited)        (unaudited)           (unaudited)

Revenues                                                        $ 5,377,000        $ 12,756,000          $ 18,133,000
                                                                  ---------          ----------            ----------
Costs and expenses:
     Operating expenses                                           2,794,000           6,183,000             8,977,000
     General and administrative expenses                          1,662,000           2,158,000             3,820,000
     Depreciation                                                   512,000           2,630,000             3,142,000
     Construction and enginering costs                                                  869,000               869,000
     Royalties                                                                          184,000               184,000
     Gain from joint ventures                                      (129,000)                                 (129,000)
                                                                  ---------          ----------            ----------
          Total costs and expenses                                4,839,000          12,024,000            16,863,000
                                                                  ---------          ----------            ----------
Income from operations                                              538,000             732,000             1,270,000

Interest income                                                     301,000           1,297,000             1,598,000
Interest expense                                                    (89,000)         (3,813,000)           (3,902,000)
Minority interest                                                                       104,000               104,000
                                                                    --------          ---------             ---------
Income (loss) before non-recurring items and
     extraordinary item                                             750,000          (1,680,000)             (930,000)
                                                                    --------          ---------             ----------
Compensation arising from issuance of options to
     new management team                                          1,313,000 (1)                             1,313,000 (1)
Provision for severence and repositioning of the Company            581,000                                   581,000
Loss on disposal of power generation equipment                                        3,403,000 (1)         3,403,000
Legal and consulting costs                                                              238,000               238,000
Bad debt provision                                                                      465,000 (1)           465,000
Income tax benefit                                                                      247,000               247,000
Litigation settlement costs                                           2,000                                     2,000
                                                                  ---------           ---------             ---------
Net loss                                                       $ (1,146,000)       $ (5,539,000)         $ (6,685,000)
                                                                  ---------           ---------             ---------

Minority interest - Cinergy                                                           2,534,000 (2)         2,534,000 (2)
Dividends on preferred stock                                       (377,000)                                 (377,000)
Dividends on beneficial conversion of preferred stock            (7,750,000)(1)                            (7,750,000)(1)
                                                                  ----------          ----------            ---------

Net loss applicable to common stock                            $ (9,273,000)       $ (3,005,000)         $(12,278,000)
                                                                  ==========          ==========           ==========
 Loss per share of common stock - basic and diluted                                                      $      (1.88)
                                                                                                            =========
 Weighted average number of common shares outstanding (3)                                                   6,527,282
                                                                                                            =========

Notes to Pro Forma Statements of Operations

(1)  Non-cash and non-recurring items
(2)  Cinergy's 45.74% minority interest in Zapco's ten month net loss.
(3) 1,666,667 shares of common stock issued in consideration of Zapco merger is included in the basic weighted average number of common shares outstanding. Common share equivalents have not been included since their inclusion in the computation would be anti-dilutive.

                                             Annual Report
                                          December 31, 1999

To The Board of Directors
Zahren Alternative Power Corporation


INDEPENDENT AUDITORS' REPORT
-----------------------------


We have audited the accompanying consolidated balance sheets of Zahren Alternative Power Corporation and subsidiaries as of December 31, 1999 and 1998 and the related consolidated statements of operations, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Zahren Alternative Power Corporation as of December 31, 1999 and 1998 and the consolidated results of its operations and its consolidated cash flows for the years then ended, in conformity with generally accepted accounting principles.






/s/ Kostin, Ruffkess & Company, LLC
    -------------------------------
    Kostin, Ruffkess & Company, LLC
    West Hartford, Connecticut
    March 17, 2000

                      ZAHREN ALTERNATIVE POWER CORPORATION
                              -------------------
                          Consolidated Balance Sheets
                           December 31, 1999 and 1998
                               -----------------

                                                                                   1999                1998
                                                                                ----------           ---------
         Assets


     Cash and equivalents                                                      $    765,594      $   1,261,001
     Restricted cash                                                              2,061,772          1,562,418
     Accounts receivable                                                          4,803,407          2,777,531
     Prepaid expenses, and other                                                    154,436            243,232
     Inventory                                                                            0            253,426
     Deferred tax asset, current portion                                                  0            238,000
     Notes and interest receivable, current portion                               3,392,705          2,167,000
                                                                                 ----------          ---------
         Total current assets                                                    11,177,914          8,502,608

     Power generation and gas transmission equipment,
         rights and refurbishments, net                                          31,539,896         26,064,903
     Construction in progress                                                     9,480,315          2,019,195
     Project development costs                                                       91,251          1,156,855
     Investments                                                                    974,168         12,309,072
     Debt issuance costs, net                                                       469,557          2,848,239
     Notes and interest receivable, net of current portion                       14,330,346            763,527
     Deferred expenses, net                                                           1,640            129,830
     Deferred tax asset                                                           3,830,000            582,000
     Other property and equipment, net                                              358,394            283,733
     Goodwill, net                                                                  478,257            529,158
                                                                                 ----------         ----------
         Total assets                                                          $ 72,731,738       $ 55,189,120
                                                                                 ==========         ==========

  The accompanying notes are an integral part of the consolidated financial statements.

                      ZAHREN ALTERNATIVE POWER CORPORATION
                      ------------------------------------
                          Consolidated Balance Sheets
                           December 31, 1999 and 1998
                          -----------------------------

                                                                                                1999              1998
         Liabilities and Shareholders' Equity                                                  --------          --------

Liabilities:

     Notes payable, power generation equipment, current portion                              $ 1,682,363     $   3,816,113
     Notes payable, other, current portion                                                     3,957,057         5,567,158
     Accounts payable and accrued expenses                                                    10,583,703         4,115,458
     Accrued interest                                                                            414,665            35,893
     Deferred revenue, current portion                                                           559,754           230,376
     Accrued income taxes                                                                        780,000                 0
                                                                                              ----------        ----------
         Total current liabilities                                                            17,977,542        13,764,998

     Notes payable, power generation and gas transmission
         equipment, net of current portion                                                    30,793,438        20,319,915
     Notes payable, other, net of current portion                                              7,166,320         2,769,420
     Deferred revenue, net of current portion                                                  7,648,078           750,350
     Conversion rights                                                                           535,927           535,927
     Minority interest liability                                                                 697,845         6,261,666
     Illinois subsidy liability                                                                1,551,325           703,289
                                                                                              ----------        ----------
                                                                                              66,370,475        45,105,565
                                                                                              ----------        ----------

Shareholders' equity:

     Preferred stock, 7% cumulative, $1,000 par value, 20,000 shares authorized;
         4,744.940 and 4,724.942 shares
         issued in 1999 and 1998, respectively                                                 4,744,940         4,724,942
     Common stock, stated value $1.00, no par value, 30,000
         shares authorized; 21,479 and 19,678 shares issued
         in 1999 and 1998, respectively                                                           21,479            19,678
     Additional paid-in capital                                                                6,659,078         6,660,861
     Retained earnings (deficit)                                                              (4,284,418)         (542,110)
                                                                                               ---------        ----------
                                                                                               7,141,079        10,863,371

     Treasury stock, at cost; 100 preferred shares,
         1,918 common shares                                                                    (779,816)         (779,816)
                                                                                               ----------       ----------
                                                                                               6,361,263        10,083,555
                                                                                              ----------        ----------
Total liabilities and shareholders' equity                                                  $ 72,731,738      $ 55,189,120
                                                                                              ==========        ==========

The accompanying notes are an integral part of the consolidated financial statements.


                      ZAHREN ALTERNATIVE POWER CORPORATION
                      -------------------------------------

                      Consolidated Statements of Operations
                 For the Years ended December 31, 1999 and 1998
                           ---------------------------

                                                                                       1999               1998
                                                                                     --------            -------
Revenues:

     Power generation and gas sales                                               $ 8,855,729        $ 8,280,816
     Fees and royalties                                                               150,479            444,573
     Gain on sales of interests and rights                                          2,178,149          1,423,950
     Construction and engineering                                                     871,737            973,427
     Interest and other                                                               644,454            357,642
     Operations and maintenance                                                       668,699            142,659
                                                                                   ----------         ----------
                                                                                   13,369,247         11,623,067


Expenses:

     Operating                                                                      4,626,025          3,138,746
     Landfill gas fuel                                                              1,659,425            455,734
     Construction and engineering                                                     691,286            991,511
     Selling, general and administrative                                            2,244,687          1,895,292
     Royalties                                                                        221,160            131,540
                                                                                    ---------          ---------
                                                                                    9,442,583          6,612,823
                                                                                    ---------          ---------
Income before interest, taxes, depreciation,
     amortization and other                                                         3,926,664          5,010,244

Debt issuance and other costs written off                                           3,953,160            912,418

Interest expense                                                                    2,469,683          2,226,801

Depreciation and amortization                                                       2,888,004          3,288,110

Equity in losses of unconsolidated companies                                        1,206,163                  0
                                                                                    ---------          ----------
Loss before taxes and minority interest                                            (6,590,346)        (1,417,085)

Minority interest                                                                     752,416            437,241

Income tax benefit (expense)                                                        2,130,620            294,942
                                                                                   ----------           --------
Net loss                                                                          $(3,707,310)       $  (684,902)
                                                                                    =========            ========

The accompanying notes are an integral part of the consolidated financial statements.


                      ZAHREN ALTERNATIVE POWER CORPORATION
                     -------------------------------------
                      Consolidated Statements of Cash Flows
                 For the Years ended December 31, 1999 and 1998
                         ------------------------------

                                                                                   1999                1998
                                                                                   ----                -----

Cash flows from operating activities:
   Net loss                                                                      $(3,707,310)       $(684,902)
   Adjustments to reconcile net loss to net
     cash provided by operating activities:
       Depreciation and amortization                                               2,888,004         3,288,110
       Realized gain on sales of investment, interest and rights                    (328,140)       (2,169,980)
       Equity losses                                                               1,206,163                 0
       Deferred taxes                                                             (3,010,000)         (263,000)
       Debt issuance costs written off                                             2,590,844           596,600
       Development costs written off                                               1,261,598           248,839
       Fixed assets written off                                                            0            66,979
       Deferred expenses written off                                                 100,718                 0
       (Increase) decrease in:
         Accounts receivable                                                      (2,171,098)          968,223
         Inventory                                                                   253,426            (4,171)
         Other assets                                                                162,302          (107,222)
         Project development costs                                                  (195,994)         (661,375)
       Increase (decrease) in:
         Accounts payable and accrued expenses                                     6,847,017           684,924
         Deferred revenue and other                                                  (98,716)          156,858
         Accrued income tax                                                          780,000           (60,000)
         Illinois subsidy liability                                                  848,036           703,289
                                                                                   ---------         ---------
Net cash provided by operating activities                                          7,426,850         2,763,172
                                                                                   ---------         ---------
Cash flows from investing activities:
       Investment purchase                                                        (3,477,711)       (7,135,457)
       Sale of investment, interests and rights                                    2,288,362           158,000
       Additions to property and equipment                                        (6,762,188)       (4,449,007)
       Construction in progress                                                   (8,771,193)       (2,019,195)
                                                                                  -----------       ----------
Net cash used in investing activities                                            (16,722,730)      (13,445,659)
                                                                                  ----------        ----------
Cash flows from financing activities:
       Sale of common shares                                                              18                 0
       Dividends paid                                                                (15,000)          (50,405)
       Notes receivable                                                             (361,803)           60,620
       Minority interest                                                            (774,127)        4,611,571
       Repayment of debt                                                          (3,005,504)      (23,738,699)
       Proceeds received from debt                                                14,132,080        29,716,682
       Debt issuance costs                                                          (675,837)       (2,288,176)
                                                                                  ----------         ---------
Net cash provided by financing activities                                          9,299,827         8,311,593
                                                                                  ----------         ---------
Net increase (decrease) in cash and equivalents                                        3,947        (2,370,894)

Cash, restricted cash and equivalents, beginning of period                         2,823,419         5,194,313
                                                                                   ---------         ---------
Cash, restricted cash, and equivalents, end of period                           $  2,827,366      $  2,823,419
                                                                                   =========         ==========

The accompanying notes are an integral part of the consolidated financial statements.


                      ZAHREN ALTERNATIVE POWER CORPORATION
                           ---------------------------
                 Consolidated Statement of Shareholder's Equity
                 For the Years ended December 31, 1999 and 1998
                           --------------------------

                                                                       Additional        Retained                          Share-
                                           Preferred      Common         Paid in         Earnings        Treasury         holders'
                                             Stock         Stock         Capital         (Deficit)         Stock           Equity
                                           ----------     -------      ----------        ---------       --------         --------


Balances, December 31, 1997               $ 4,657,744   $    19,665    $ 6,662,074    $    260,395     $  (779,816)     $10,820,062

Shares issued                                       0            13            (13)              0               0                0

Forfeited options                                   0             0         (1,200)              0               0           (1,200)

Dividends, preferred stock and cash            67,198             0              0        (117,603)              0          (50,405)

Net loss                                            0             0              0        (684,902)              0         (684,902)
                                            ---------       -------      ----------        -------         --------      ----------
Balances, December 31, 1998               $ 4,724,942   $    19,678    $ 6,660,861    $   (542,110)    $  (779,816)     $10,083,555
                                            ---------       -------      ----------        -------         --------      ----------
Shares issued                                       0         1,801         (1,783)              0               0               18

Dividends, preferred stock and cash            19,998             0              0         (34,998)              0          (15,000)

Net Loss                                            0             0              0      (3,707,310)              0       (3,707,310)
                                            ---------       -------      ---------       ---------         -------        ---------
Balances, December 31, 1999               $ 4,744,940   $    21,479    $ 6,659,078     $(4,284,418)    $   779,816)    $  6,361,263
                                            =========       =======      =========       =========         =======        =========

The accompanying  notes are an integral part of the consolidated financial statements.


                      ZAHREN ALTERNATIVE POWER CORPORATION
                          ---------------------------
                   Notes to Consolidated Financial Statements
                               -----------------


Note 1 - Business:

The Company was formed to: (1) consolidate the ownership and management of its subsidiaries and to own landfill gas ("LFG") power generating and gas transmission projects, (2) develop additional LFG sites and acquire additional existing LFG and other power generating and gas transmission projects and (3) expand into other alternative energy businesses as opportunities arise.

Note 2 - Summary of significant accounting policies:

Principles of consolidation

The accompanying consolidated financial statements include the accounts of Zahren Alternative Power Corporation ("ZAPCO"), its wholly owned subsidiaries:
Zahren Financial Corporation and subsidiaries ("ZFC"), Zapco Energy Tactics, Inc. ("ZET"), Oceanside Energy, Inc. ("Oceanside"), Resources Generating Systems, Inc. ("RGS"), Burlington Energy, Inc. ("Burlington"), Zapco Readville Cogeneration, Inc. ("Readville"), Zapco Development Corporation ("ZDC"), Zapco Equipment Corporation ("ZEC") and the entities and/or projects that they own or control through various partnership and limited liability company interests. All significant intercompany transactions and balances have been eliminated in consolidation.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of credit risk

Substantially all of the Company's power generation and gas revenues are derived from investment grade utilities, municipalities and industrial concerns. They have contracted with the Company to purchase electricity and landfill gas over various terms. The concentration of credit in this business segment reduces the Company's overall credit exposure because the majority of these customers are investment grade, diversified and under contract based on production of electricity and landfill gas from the sites.

The Company maintains demand deposits in excess of $100,000 with individual banks. Amounts in excess of $100,000 are not insured by the Federal Deposit Insurance Corporation.

Depreciation and amortization

Fixed assets are stated at cost. The Company provides for depreciation of assets by charges to operations using the straight-line method over the assets' estimated useful lives. During 1999 the Company revised the estimated useful lives of its power generation equipment and eliminated previously recorded salvage values. These changes were based on increased knowledge about the assets and on common industry practices. Expenditures for major overhauls and improvements to property, plant and power generation and gas transmission equipment are capitalized and depreciated. Generating and transmission rights are amortized over the remaining terms of the power and gas purchase agreements.

Project development costs

Project development costs consist of option payments, fees, licenses and permits, site testing, bids and other charges, including salary and related charges, incurred by the Company in developing projects. For wholly-owned projects, these costs are transferred to Construction in progress upon commencement of operations and subsequently depreciated as Power generation or gas transmission equipment over the contract term or the useful life. For jointly-owned projects, these costs may be recovered through development cost reimbursements from the project or third parties, or may be transferred to an investment in the appropriate partnership. It is the Company's policy to expense these costs in any period in which management determines the costs to be unrecoverable. During 1999 and 1998 the Company expensed $1,261,598 and $248,839, respectively, related to various projects which were discontinued. These amounts are included in Debt issuance and other costs written off for each year.
                                      F-16

------------------------------------------------------------------

Debt issuance costs

Debt issuance costs are amortized on a straight-line basis over the terms of the related financing. At December 31, 1999 the Company was in the process of refinancing substantially all of its outstanding debt (see Note 9). The refinancing was completed prior to the issuance of these financial statements. The amortization of the debt issuance costs as of December 31, 1999 was accelerated to correlate with the remaining term of the underlying debt. The amount of amortization expense for 1999 related to the acceleration was $2,590,844 and is included in Debt issuance and other costs written off. Accumulated amortization of Debt issuance costs at December 31, 1999 and 1998 equalled $3,664,756 and $610,236, respectively. The 1999 write-off cannot be taken for tax purposes until 2000 when the underlying debt was actually refinanced. This difference between financial statement treatment and tax treatment results in a deferred tax asset of approximately $850,000 assuming a 34% tax rate (also See Note 14).

During 1998 the Company had also refinanced substantially all of its outstanding long-term debt (See Note 9). As a result of that refinancing, approximately $596,600 of Debt issuance costs related to the previous financing were written off in 1998.

Inventory

Prior year inventory had consisted primarily of power generation and gas transmission parts and consumables valued at cost which approximates market. During 1999 the Company modified its practices in regard to the inventory classification and determined that expensing items previously recorded as inventory as operating and maintenance costs more accurately reflects the economic reality of the Company's operations. This adjustment was made in 1999 with a $296,000 charge to operating costs. in the future such costs will be expensed as incurred.

Deferred revenues

The deferred revenues primarily represent gains to be recognized from the sale of the Company's limited partnership interests in certain partnerships, further described in Note 5. The majority of the proceeds from the sale are to be paid in installments, the amount of which will be determined by production and other considerations; therefore, the gain will be recognized as payments are received.

Income taxes

Deferred income taxes are provided for timing differences between income reported for financial statement purposes and income tax purposes. These timing differences primarily relate to differences in gain recognition (See Note 5) and treatment of certain write-offs for tax purposes. Income taxes have been accrued on the undistributed earnings of all subsidiaries.

Statement of cash flows

For purposes of the Consolidated Statement of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Supplementary cash flow information for cash payments are as follows:

                                                1999              1998
                                             ---------          ---------

                  Interest                  $ 2,090,911       $ 2,303,694
                  Income taxes                   99,630            99,037

Operations include noncash transactions as follows:

                  Stock options forfeited  $          0      $      1,200
                  Stock dividends paid           19,998            67,198

---------------------------------------------------

Goodwill

The goodwill attributable to various acquisitions has been capitalized and is being amortized on a straight-line basis over a 15 year life.

Deferred expenses

Deferred  expenses,   net  consists  primarily  of  various  fees,  general  and administrative costs and salaries incurred in organizing a number of the entities within the consolidated group and in formulating a long-term corporate business plan. The components of this classification were closely evaluated at December 31, 1999 and it was determined that the period of benefit for the majority of them had expired. An amount of $100,718 was written off and is included in Debt issuance and other costs written off. The remaining costs continue to be amortized over five years. Accumulated amortization was $178,795 and $60,708 at December 31, 1999 and 1998, respectively.

Note 3 - Illinois subsidy:
-------------------------

At December 31, 1999, the Company had seven operating projects in Illinois which had qualified for, and were receiving, a subsidized price for each kilowatt hour of electricity sold to the local utility. In accordance with the subsidy program, the utility has contracted with each project to purchase electricity for an amount in excess of the utilities' avoided cost (what it would otherwise pay for the generation of electricity) for a period of ten years. In turn, the utility receives a tax credit from the State of Illinois ("the State") equaling the amount of that excess. The Company is obligated to repay the subsidy to the State beginning ten years from the date the subsidy is first received, over the following ten-year period, without interest.

The Company is accounting for this subsidy in a manner similar to an original issue discount whereby the amount to be repaid in the future is discounted to its net present value and the discount is amortized (as interest expense) over the ten year period until repayment begins. The amount of power generation income recognized each period is equal to the avoided cost rate plus the difference between the gross subsidy and the net present value of the gross subsidy.

The Company was required by its senior lender to escrow funds monthly for repayment of the subsidy (See Note 10). The amount deposited into escrow monthly contemplates an annual return sufficient to fund the full liability as it becomes due.

In accordance with generally accepted accounting principles, the unamortized discount and the liability are shown net on the face of the financials as Illinois subsidy liability.

Note 4 - Construction in progress:
---------------------------------
Construction in progress at December 31, 1999 consists of costs incurred in developing, building or expanding the power generation and gas transmission components of seven LFG-to-energy projects, four of which are currently owned by the Company and one of its shareholders, the remaining three are wholly-owned by the Company.

Construction in progress at December 31, 1998 consisted of costs incurred in building the power generation and gas transmission components of eight projects. During 1999 the costs accumulated in building three of these projects were reclassified to Power generation and gas transmission equipment, rights and refurbishments, net as the projects were placed in service.

Note 5 - Investments:
--------------------
The Company has various types of energy investments which include energy related limited partnerships, emissions reduction credits ("ERC's") and greenhouse gas credits ("GhG's"). ERC's are earned by the Company as it reduces power generating capacity at its projects, over time, thereby reducing the volume of pollutants entering the atmosphere. GhG's are earned by the Company as its' landfill gas-to-energy projects destroy environmentally damaging emissions contained in landfill gas. Two

--------------------
of the major pollutants in landfill gas are carbon dioxide and methane. The methane component of landfill gas is approximately twenty-one times more potent than carbon dioxide and is destroyed as it is burned, such as in an internal combustion engine to produce electric power. At December 31, 1999 and 1998 the Company had recorded a very conservative estimate of the value of its ERC's and GhG's as shown in the following table. Note 18 discusses a contingent gain related to GhG's.

The Company sold economic interests in several limited partnership investments during 1997. For 1999 and 1998 the gains recognized in relation to this sale were $106,333 and $100,722, respectively. These gains are included in Gain on sales of interests and rights in the Consolidated Statement of Operations for both periods. During December of 1999 the Company repurchased the partnership interests for an amount equal to the outstanding proceeds receivable which approximated $1,460,700.

                  Description                                           Method             1999              1998
                  -----------                                           -------            -----             -----
                  GASCOs
                  Biomass Energy Partners I                             equity2      $       97,778     $     188,216
                  Biomass Energy Partners II                             cost                11,747           379,531
                  Biomass Energy Partners III                            cost                     0           343,685
                  Biomass Energy Partners V                              cost                     0           341,929
                  Biomass New Jersey                                     cost                 8,870                 0
                  Landgas Development, LP                                cost                     0           300,590
                  Suffolk Landfill Gas Partners                          cost                     0           240,429
                  Avon Landfill Gas Associates, LP                      equity1               1,618           840,524
                  Devonshire Landfill Gas Associates, LP                equity1               7,912         1,914,201
                  Riverside Landfill Gas Associates, LP                 equity1               1,723           608,172
                  Brickyard Landfill Gas Associates, LP                 equity1                   0         1,197,499
                  Upper Rock Landfill Gas Associates, LP                equity1                   0           997,235
                  Dixon/Lee Landfill Gas Associates, LP                 equity1                   0           809,357
                  Streator Landfill Gas Associates, LP                  equity1                   0           462,285
                  Garland Landfill Gas Associates, LP                   equity1                   0         1,105,855
                  Tucson Landfill Gas Associates, LP                    equity1                   0         1,759,135

                  Other
                  ERC's                                                 market              176,230           176,230
                  GhG's                                                 market               82,558            82,558
                  ZFC Royalty Partners investment                       equity              575,322           551,231
                  ZFC Royalty Trust II                                   cost                10,410            10,410
                                                                                            -------        ----------
                                                                                      $     974,168      $ 12,309,072
                                                                                            ========       ==========

1 The 1998 investment value represents 100% of gas collection and processing equipment, 50% of which was offset by a minority equity interest.
2 Due to a Change in ownership percentage, the cost method was used for 1998 and the equity method for 1999.

The majority of the limited partnership interests classified as investments represent ownership interests in the entities which own the landfill gas collection systems and landfill gas extraction rights of the landfills the Company has developed. These entities, the "GASCOs", qualify for non-conventional fuel source tax credits under Section 29 of the Internal Revenue Code of 1986 as amended.

In December of 1998 the Company sold an incremental percentage of its interest in four GASCO's to its existing partner in those partnerships which is also a shareholder of the Company. The Company recognized a gain of $1,240,970 on the sale which is included in Gain on sales of interests and rights in the Consolidated Statement of Operations for 1998.

---------------------

The Company sold the balance of its limited partnership interests in the GASCO's during December of 1999 to the same shareholder of the Company mentioned in the preceeding paragraph. The total sales price was approximately $25,000,000 including interest. A downpayment of approximately $4,285,000 was received in 1999. The balance of the sales proceeds will be received based on the actual gas production of the projects over the next eight years. The total expected gain on this sale is approximately $9,395,000 of which $1,995,600 was recognized in 1999.

This sale represents a sale of over 92% of the assets classified as Investments at December 31, 1998. In most instances, the Company retains a 1% general partner interest in the partnerships. The Company will also receive an annual management fee and other reimbursements for costs.

Due to changes in tax law during December of 1999 which eliminated installment sale treatment for income tax purposes, the Company must recognize the full amount of the gain on this transaction on its 1999 tax return. However, for financial statement purposes, and in accordance with generally accepted accounting principles, the sale will be treated as an installment sale with the gain being recognized over the term of the note receivable as payments are received. The difference between financial statement treatment and tax treatment results in a deferred tax asset of over $2.5 million assuming a 34% tax rate (also See Note 14).

Note 6 - Other property and equipment:
--------------------------------------

The following is a summary of other property and equipment at cost:

                                                                               December         December
                                                                                 1999             1998
                                                                               ---------        ---------
                      Machinery and tools                                      $187,594         $ 89,550
                      Furniture, fixtures and office                            289,935          302,587
                      Vehicles                                                  172,159          170,465
                      Leaseholds                                                  2,403            2,403
                                                                                -------          -------

                      Subtotal                                                  652,091          565,005

                      Less:  accumulated depreciation                          (293,697)        (281,272)
                                                                                -------          --------
                      Total                                                    $358,394        $ 283,733
                                                                                =======          ========

The useful lives of other property and equipment for purposes of computing depreciation are:

                      Machinery and tools                             3-7 years
                      Furniture and office equipment                  5-7 years
                      Vehicles                                        3-5 years
                      Leaseholds                                       10 years

Note 7 - Power generation and gas transmission operations and equipment:
-----------------------------------------------------------------------

The table on the next two pages summarizes the Company's major classification of fixed assets and operating results by location. All amounts, including the production numbers, are shown in thousands.

Note 7 - Power generation and gas transmission operations and equipment:
------------------------------------------------------------------------

                                                     Power Generating                    Less:                    Asset Value per
                             Energy Product        and Gas Transmission               Accumulated                the Consolidated
       Project, State             Type             Equipment and Rights              Depreciation                  Balance Sheet
       --------------        --------------        --------------------              ------------               ------------------
                                                     1999        1998              1999         1998             1999        1998
                                                   --------     -------            ------      --------
  (1)  Oceanside, NY           Electricity          $4,995    $  4,930          $ (2,605)    $ (2,379)         $ 2,390    $   2,551

  (2)  Lafayette, NJ           Electricity           1,265       1,172              (508)        (412)             757          760

  (3)  Taylor, PA              Electricity           1,189       1,092              (620)        (518)            569          574

  (4)  Onondaga, NY            Electricity             873         867              (268)        (223)            605          644

  (5)  Manchester, NH          Electricity             903         888              (365)        (308)            538          580

  (6)  Smithtown, NY           Electricity             959       1,125              (325)        (299)            634          826

  (7)  Oyster Bay, NY          Electricity           1,433       1,624              (558)        (516)            875        1,108

  (8)  SPSA, VA                Electricity           4,865       4,818            (1,168)        (859)          3,697        3,959

  (9)  Burlington, VT          Electricity             912         908              (335)        (324)            577          584

 (10)  Barre, MA               Electricity           1,282       1,309              (352)        (300)            930        1,009

 (11)  Chicago, IL2            Electricity           2,421       2,414              (237)        (121)          2,184        2,293

 (12)  Dolton, IL2             Electricity           4,614       4,765              (455)        (233)          4,159        4,532

 (13)  Romeoville, IL2         Electricity           1,374       1,396              (135)         (70)          1,239        1,326

 (14)  Dixon-Lee, IL          Electricity            2,547          __               (53)           __          2,494           __

(15)   Brickyard, IL          Electricity            2,905          __               (24)           __          2,881           __

 (16)  Readville, MA        Electricity/Steam        5,489       5,378            (1,349)      (1,025)          4,140        4,353

 (17)  Springfield, MA        Med. BTU Gas             746         741              (247)        (186)            499          555

 (18)  Cape May, NJ           Med. BTU Gas             429         429              (117)         (97)            312          332

(19)   Tucson, AZ             Med. BTU Gas           1,974          __               (21)           __          1,953           __

(20)   Other                       __                  149         109               (42)          (30)           107           79
                                                    ------      ------             -----        -------        ------       -------
Totals                                            $ 41,324    $ 33,965          $ (9,784)    $ (7,900)       $ 31,540     $ 26,065
                                                    ======      =======            ======       ======         ======       =======

1  Includes   operations   and   maintenance   fees  which  are   eliminated  in
   consolidation.
2  Owned equally with a shareholder of the Company.
3 These amounts are included in Selling, general and administrative expense in the Consolidated Statement of Operations.

Note 7 - Power generation and gas transmission operations and equipment:
-----------------------------------------------------------------------
                                                                 (continued)

                                                                                                                    Production:
                                  Operating              Administrative                Operating              Electricity in KwH
        Revenue                   Expenses1                 Expenses3                   Income                  Gas in mmBtu's
        -------                   ---------              --------------                ---------              ------------------
     1999       1998            1999       1998            1999      1998             1999       1998             1999       1998
     -----      -----           -----      ----          -------    -----             ----      ------         --------    -------
   $   842    $    902         $   395    $   557        $    41   $    40          $    406   $    305          12,663      15,036

       361         451             157        214             38        39               166        198           5,123       6,755

       494         515             214        237             46        40               234        238           7,755       8,469

       376         382             165        206             34        37               177        139           5,644       6,365

       136         262             134        138             36        41              (34)         83           4,614       4,235

       155         242             130        189             34        36               (9)         17           2,049       4,037

       202         232             191        192             35        37              (24)          3           2,542       3,870

     1,402       1,353             562        462             78        61               762        830          24,638      23,641

       239         274              80         85             36        37               123        152           3,732       4,588

       333         343             115         89             45        38               173        216           6,100       6,355

       238         406             402        226             35        31             (199)        149           5,505       9,331

       636         479             518        318             35        28                83        133          11,796       7,929

       329         370             216        195             34        42                79        133           5,922       6,799

       432          __             111         __              4        __               317         __           7,837          __

       200          __              62         __              4        __               134         __           4,046          __

     1,399       1,399             279        204             40        38             1,080      1,157          19,890      18,847

       221         274             114        136             37        40                70         98              56          65

       579         397             439        370             36        38               104       (11)             128         156

       188          __             108         __              7        __                73         __             148          __

        --          --              --         --             --        --                --         --              --          --
     ------     ------           -----     -------           ----    ------              -----      -----
   $ 8,762     $ 8,281         $ 4,392    $ 3,818         $  655   $  623              $ 3,715    $ 3,840
     =====      ======          =======    ======           =====    =======             ======     ======

                                      F-22

Note 8 - Notes and interest receivable:
----------------------------------------
Notes receivable at December 31, 1999 consisted of the following:

                                                                                                       Current         Long-term
                                                                                  Interest Rate        Portion          Portion
                                                                                  --------------       --------        ---------
         Note receivable for 1998
           Sale of GASCO interests (See Note 5), secured
           by the interests                                                           8.00%          $ 1,967,000       $       0


         Installment note receivable for 1999
           Sale of GASCO interests (See Note 5), secured
           by the interests                                                           9.47%              861,067        13,800,972


         Notes receivable for sale of Barre, MA project's gas
           collection system and related assets, secured by
           the interests                                                             10.00%               30,000           880,137

         Contingent portion of Barre note receivable                                   __                __               (350,763)


         Amount receivable from 50% partner for debt repayment
           on three LFG-to-electricity projects, unsecured                             __                374,632          __
                                                                                                       ---------      ----------
                                                                                                       3,232,699      14,330,346


         Accrued interest receivable                                                                     160,006          __
                                                                                                       ---------        ----------
                                                                                                      $ 3,392,705       $14,330,346
                                                                                                       =========        ===========

Note 9 - Notes payable :
------------------------
Senior Financing

In April of 1998, the Company obtained new financing which consisted of three components as follows:

(1)  Term loan

     Approximately $23,800,000 refinanced existing debt on sixteen energy facilities and four gas collection facilities as well as covering related transaction costs. This portion of the loan had a variable interest rate equal to the LIBOR rate plus 1.6% which was 7.42% at December 31, 1999. Payments were due in monthly installments of principal and interest on the basis of a ten-year amortization, with a balloon payment of approximately $5,400,000 due at the end of its seven year term, no later than March 31, 2005.

(2)  Construction loan

     Approximately $11,200,000 was intended to fund a portion of the construction of the electrical generating and gas transmission components of several new projects that were built during 1999. These proceeds were to become available

Note 9 - Notes payable :
----------------------

Senior Financing (continued)

(2)  Construction loan (continued)

     when the lender, in its capacity as agent for the financing, completed acts required under the existing credit agreement. As of December 31, 1999 the lender had not completed such acts.

(3)  Working capital loan

     An amount of $5,000,000 was to be used for working capital and to fund ongoing development expenses. Of the total, $3,000,000 of this component of the facility was drawn down as of December 31, 1998 and remains outstanding in full at December 31, 1999. The remaining $2,000,000 was to become available when the existing lender completed acts required under the existing credit agreement. This portion of the facility bore interest at the Lender's LIBOR rate plus 2% which was equal to 7.82% at December 31, 1999. Interest only payments were due monthly with the outstanding principal balance due on April 2, 2001. There was an option for the Company to request up to four one-year extensions on this portion of the facility.

These borrowings were collateralized by substantially all assets of the Company and were fully recourse to the Company. A shareholder of the Company had guaranteed $10,000,000 of the $40,000,000 financing.

Interim Construction Loan

The delay on the part of the above mentioned lender to complete acts required under the existing credit agreement required the Company to obtain interim financing to support it's construction projects discussed in Note 4.

The interim financing for the construction of the power generation and gas transmission components of the projects discussed in Note 4 was fully financed with a $20,000,000 construction loan facility fully guarenteed by a shareholder of the Company. The Company had the ability to draw on the facility through December 20, 2000 at which time all amounts outstanding would be due in full. The loan bore interest at a rate equal to LIBOR plus 1% which was 6.82% and 5.92% at December 31, 1999 and 1998, respectively.

Subordinated Loan

The Company also had a subordinated loan agreement with another lender in the original principal amount of $2,500,000. This loan bore interest at 13% per annum and required monthly interest only payments of approximately $22,000 through November, 1999. Principal was due as a balloon payment in November 1999. In connection with this loan, the Company issued warrants to the lender to purchase a percentage of the Company's common stock, on a fully-diluted basis, depending upon the length of time that the loan is outstanding. The exercise price of the warrants was $.01 per share of common stock. These warrants were exercised in December of 1999 resulting in 1,544 shares of common stock being issued and a $1,529 reduction to Additional paid in capital.

Refinancing

As a result of the inability of the lender on the Senior debt to fully fund the loan commitment entered into during 1998 the Company was forced to find replacement financing for all of the above debt. The replacement financing was funded on January 28, 2000. The total amount funded at the first closing of the loan was $45,796,078 which refinanced the aforementioned $39,791,697 of debt outstanding as of December 31, 1999, covered closing costs, accrued interest, funded the incremental amount due into the Illinois subsidy account (See Note
10) through the closing date and provided the Company with some working capital. A second closing which would bring the total amount borrowed to $52,300,000 is expected to be funded during the second quarter of 2000. The additional funds would primarily be applied toward project construction obligations. The term on the new financing is fifteen years with installments of principal and interest due quarterly.

------------------------------------
Additional debt outstanding at December 31, 1999 consisted of:

GASCO Loan

The Company financed the construction and development of six of the "GASCO" limited partnerships listed in Note 5 with a shareholder of the Company. The shareholder provided 50% of the financing in the form of a construction note bearing interest at 10% per annum and the remaining 50% in the form of an equity investment. This note is due in full in July 2000. Accrued interest payable equalled $387,582 at December 31, 1999.


Chicago, Dolton and Romeoville

Partial financing was provided for on behalf of the Company for the construction of the Chicago, Dolton and Romeoville projects by the shareholder who owns the projects equally with the Company . These funds are to be repaid from cash flows from the projects and other sources and, therefore, are classified as a component of the current portion of Notes payable, power generation equipment. This loan has no stated interest rate.

Financial Statement Captions

The preceeding debt instruments are categorized as follows:

                                                                                1999                  1998
                                                                                -----                 -----
                      Notes payable, power generation equipment
                           Term Loan                                        $ 19,502,180          $ 22,439,785
                           Interim Construction Loan                          12,777,378             1,500,000
                           Chicago, Dolton and Romeoville                        196,243               196,243
                                                                              ----------            ----------
                                                                            $ 32,475,801          $ 24,136,028
                                                                              ==========            ==========
                      Notes payable, other
                           Working capital loan                            $   3,000,000         $   3,000,000
                           Subordinated loan                                   2,500,000             2,500,000
                           GASCO loan                                          3,577,027             2,734,464
                           Interim Construction Loan                           2,012,139                     0
                           Former shareholders (Note 10)                               0                31,790
                           Corporate fixed assets                                 34,211                70,324
                                                                              ----------             ---------
                                                                            $ 11,123,377         $   8,336,578
                                                                              ==========             =========

Approximate principal payments for the next five years on the Notes payable, power generation equipment outstanding at December 31, 1999, assuming the terms of the replacement financing obtained in January 2000 on $32,279,558 worth of debt refinanced are as follows:

                                       2000                   $ 1,682,363
                                       2001                     1,523,550
                                       2002                     1,964,460
                                       2003                     1,920,540
                                       2004                     2,364,855

-----------------------

Approximate principal payments for the next five years on all Notes payable, other outstanding at December 31, 1999, assuming the terms of the replacement financing obtained in January 2000 on $7,512,139 worth of debt refinanced are as follows:

                                       2000                   $ 3,957,057
                                       2001                       354,530
                                       2002                       457,130
                                       2003                       446,910
                                       2004                       550,300

Note 10 - Restricted cash:
-------------------------
Restricted cash

In connection with the Senior Financing described in Note 9, the loan required that the Company maintain a $1,000,000 "Debt Service Reserve Account" with the lender for the first three years the loan was outstanding. However, in November of 1998 the lender approved the temporary release of $350,000 until it succeeded in obtaining participating lending institutions and fully funds the entire loan facility, at which time this Reserve Account would be replenished. All monthly project revenues, as well as any proceeds received from various potential transactions outlined in the loan agreement, were sent directly to the lender to a restricted "Project Revenues" cash account. Monthly, this Project Revenues account was drawn on to pay, in order of priority, all debt service, the Illinois Subsidy Escrow Account (See Note 3), and budgeted project operating expenses. Ultimately, the remaining cash flow was released to the Company as long as the Company was in compliance with the terms and conditions of the loan agreement.

Restricted cash consisted of the following:

                                                                         1999                  1998
                                                                         -------              -------
                           Debt Service Account                     $    655,708         $    650,000
                           Project Revenues Account                       81,168              231,024
                           Illinois Subsidy Account                    1,294,896              651,394
                           Other                                          30,000               30,000
                                                                       ---------            ---------
                                                                     $ 2,061,772          $ 1,562,418
                                                                       =========            ==========

Note 11 - Capital stock transactions:
------------------------------------
Preferred stock

The following is a summary of the number of shares outstanding by class:

                                                                Series A       Series B        Series C         Total
                                                                --------       --------        --------
              Balance, December 31, 1998                        1,385.447        540.000      2,799.495       4,724.942

              Stock dividend:
                  May, 1999                                        00.000         19.998          0.000          19.998
                                                                =========        =======      =========       =========
              Balance, December 31, 1999                        1,385.447        559.998      2,799.495       4,744.940
                                                                =========        =======      =========       ==========

Note 11 - Capital stock transactions:
-------------------------------------

Preferred stock (continued)

Each of the Preferred shares has the same par value and liquidation value and each is entitled to receive the same dividends. Dividends on Preferred shares are to be paid at the rate of 7% per annum, payable 3% in cash and 4% in additional Preferred shares. In any year in which ZAPCO does not pay the full dividend on all Preferred shares, dividends must first be paid on the Series A Preferred shares and then on the Series B Preferred shares and then finally on the Series C Preferred shares. However, during May of 1999 the holders of the Series A Preferred shares waived their right to receive a partial dividend declared by the Board of Directors allowing the dividend to be paid to the holders of the Series B preferred shares.

ZAPCO may pay no dividends on its common stock unless and until all cumulative dividends on the Preferred shares have been paid in full. The dividend arrearages as of December 31, 1999 equaled $260,914 for the Series A shares, $95,106 for the Series B shares and $876,592 for the Series C shares.

Generally, ZAPCO may redeem Preferred shares at a price in cash equal to $1,100 per share plus all unpaid dividends at any time after one year from issuance. In addition, each holder of Preferred shares may, under certain circumstances, cause ZAPCO to purchase its shares for cash. At any time after three years from the first issuance, if there are any dividend arrearages, the holder will be entitled to redemption at $1,000 per share plus all unpaid dividends. After five years from the first issuance, the holder may cause ZAPCO to redeem at $800 per share, plus unpaid dividends.

At any time, a holder may convert 10 or more of its Preferred shares into an equal number of shares of ZAPCO common stock.

Generally, holders of Preferred shares have no right to vote. However, if dividends are more than two years in arrears on either the Series A or the Series B class, the holders of the Series B Preferred shares voting together with the holders of the Series A Preferred shares as one class will have the right to elect two directors.

One shareholder owning 900 shares of the Series A preferred stock also holds a put option. The option entitles the shareholder to sell back to the Company the 900 shares in exchange for a minority interest in a certain power generating facility and two gas production facilities. This buyback is contingent on certain financial criteria as defined in the agreement. The option expires November 1, 2005. One of the financial criteria as defined in the agreement requires the payment of dividends on this preferred stock. The shareholder has waived the right to exercise the put option due to non-payment of the full 1997 dividend and non-payment of the entire 1998 dividend.

Common stock

In connection with common stock issued during 1996 and 1997 the Company issued five year warrants for the purchase of 257.16 shares of common stock at a nominal exercise price of $.01 per share to an investment banker as additional compensation. The warrants were exercised in December of 1999 resulting in
257.16 shares of common stock being issued and a $254 reduction to Additional paid in capital.

One shareholder of the Company was granted options to purchase 3,100 shares of common stock in exchange for their guaranty on the $40,000,000 Senior Financing discussed in Note 9. In accordance with the anti-dilutive provisions of existing securityholders agreements, an additional 13 shares of common stock were issued in January of 1998 as a result of the issuance of the 3,100 options.

The same shareholder referred to in the preceding paragraph was granted additional options for their guaranty of the Interim Construction Loan discussed in Note 9. The shareholder was granted options to acquire 22.75 shares of the Company's common stock for each $100,000, or part thereof, of debt guaranteed and will receive an additional 25% of all options outstanding on each anniversary date of the guaranty after the first anniversary. There were 3,364.62 and 341.25 outstanding options at December 31, 1999 and 1998 respectively, which were immediately exercisable and remain so for a fifteen year period at $650 per share.

-------------------------------------

The maximum potential number of options to be issued in connection with this guaranty is 4,550. In addition to the options, and in connection with this guaranty, the shareholder is entitled to a "guaranty fee" each year payable quarterly in arrears and equal to $5,000 for every million dollars, or part thereof, guaranteed.

Treasury stock

The Company has stock repurchase agreements with three shareholders who were formerly employed by the Company. One agreement provided for the repurchase of 600 common shares for an amount of $105,000 payable in monthly installments of $3,500 through September, 1998. This liability was paid in full as of December 31, 1998. The second and third agreements each provided for the repurchase of 350 common shares for an amount of $87,500 plus interest at 9% payable in 12 equal quarterly installments of $8,216. Both of these notes were paid in full at December 31, 1999.

Note 12 - Commitments:
---------------------

The Company leases its main office located in Avon, Connecticut. This operating lease expires April 2002. The Company also leases offices for its development activity in Bloomfield Hills, Michigan and operations offices in Bohemia, New York, under leases which expire during 2002 and 2001, respectively. Rent expense for the years ended December 31, 1999 and 1998 was $151,550 and $184,785, respectively.

The future minimum annual rental commitments, under non cancellable operating leases, excluding renewal options, for subsequent years are as follows:

                        Year Ended
                        December 31,                  Amount
                        ------------                  ------
                          2000                     $ 141,305
                          2001                       137,513
                          2002                        38,261

Note 13 - Transactions with affiliates:
---------------------------------------

The Company is a general partner in alternative energy and equipment finance transactions with related limited partnerships and collects management, organization and other fees from the partnerships. Fees earned from such general partner undertakings amount to $142,054 and $178,041 for the periods ended December 31, 1999 and 1998, respectively. The amounts due from these affiliates included in Accounts receivable at December 31, 1999 and 1998 total $48,705 and $39,025, respectively.

The Company received development fees totaling $257,869 from one of the Company's shareholders in relation to various projects under development in 1998. These fees are included in Fees and royalties in the Consolidated Statement of Operations.

During prior years, the Company sold 12% of its rights to cash flows from the Onondaga, Manchester, Smithtown, Oceanside, Burlington and Oyster Bay projects and 9.6% of its rights to cash flows from the SPSA and Springfield projects to ZFC Royalty Partners ("ZRP"). These sales of rights are an obligation payable out of cash flows achieved by the projects. These cash flow payments are subordinate to the required debt service for the projects, even though the cash flows are calculated without regard to debt payments. For the periods ended December 31, 1999 and 1998 royalty expense was $221,160 and $131,540, respectively, and amounts of $379,235 and $158,075 remained payable at December 31, 1999 and 1998, respectively. Approximately 31% of the amounts payable actually revert back to the Company and decrease it's equity investment in ZRP which it acquired through the circumstances described in Note 17.

Note 14 - Income taxes:
-----------------------

Significant components of deferred tax assets and liabilities are as follows:


                                                                                 1999               1998
                                                                                 -----              -----
                      Depreciation                                             $       0        $  255,000
                      Tax credit carryforward                                    455,000                 0
                      Asset write-downs                                          921,400            71,400
                      Investment gains                                         2,453,600           (82,000)
                      Net operating loss carryforward                                  0           575,600
                                                                               ---------           -------
                      Net deferred tax asset                                 $ 3,830,000        $  820,000
                                                                               =========           =======
The net tax benefit (expense) is summarized as follows:

                      Current payable                                       $   (879,380)      $    84,000
                      Deferred benefit                                         3,010,000           210,942
                                                                               ---------           -------
                      Net tax benefit                                        $ 2,130,620        $  294,942
                                                                               =========           =======


The  Company  utilized  net  operating  loss   carryforwards  of  $1,026,000  in
calculating  the  current  year  tax  benefit,   resulting  in  tax  savings  of
approximately $205,000.

Note 15 - Retirement and profit sharing plan:
--------------------------------------------
The Company has a 401(k) plan with a July 31 year end covering all full time employees with one year of service with the Company. The employees may defer up to 15% of their salaries up to $9,500 per year. The Company has elected to match contributions up to $500 per employee. At December 31, 1999 and 1998, and for the plan years ended July 31, 1999 and 1998, the Company's expense amounted to approximately $11,326 and $2,350, respectively.

Note 16 - Stock option plan:
----------------------------
The Company approved a stock option plan for key employees and directors. The plan is non-qualified and permits the issuance of options to purchase up to an aggregate of 2003.334 common shares as of December 31, 1999. The exercise price of options granted through, and including 1998, is 50% of the book value of the Company's common stock as determined in the Company's audited balance sheet at the end of the fiscal year immediately preceding the grant of the option. For options granted in 1999 the exercise price is 100% of such book value. Each option expires five years after the date of grant. There were also 58.33, 135 and 133 options granted during 1999, 1998 and 1997, respectively, outside of the plan but upon essentially the same terms and conditions.

Original options issued under the plan as well as subsequent adjustments through December 31, 1999:

                                                                              Date of Grant
                                                  -----------------------------------------------------------------------
                                                  March 7,      February 19,        May 6,         June 1,
                                                    1996            1997             1998           1999            Total
                                                  --------       -----------         ------         -------        ------
         Original number of options issued        625.000          665.000         755.000        441.667        2,486.667
         Options cancelled                       (225.000)        (198.333)        (60.000)          __           (483.333)
                                                  --------         -------         -------        -------        ---------
         Number of options outstanding
             December 31, 1999                    400.000          466.667         695.000        441.667        2,003.334
                                                  =======          =======         =======        =======        =========

                                      F-29

Note 17 - Conversion rights:
----------------------------

Conversion rights represent monies received as consideration for the potential exercise of ownership units of an affiliated entity ZFC Royalty Partners (ZRP) in exchange for the Company's common stock. The conversion ratio is one unit for forty common shares which, based on the price of one unit in ZRP, equates to $2,000 per share. One investor in ZRP did exercise this right in 1995 obtaining 550 shares of the Company's common stock. As a result of that conversion, the Company acquired 11 units of a total 34.563 units in ZRP. Therefore, there were
23.563 units outstanding at December 31, 1999 and 1998 eligible for conversion to common stock.

Note 18 - Greenhouse Gas Credits:

In October 1999 the Company signed an agreement to sell Greenhouse Gas (GhG) allowances to the largest electric utility in Canada. The allowances are equal to the equivalent of 2.5 Million tons of carbon dioxide (CO2) emissions. The Company has created these reductions by destroying the methane (CH4) in landfill gas by burning the gas at its various projects. The allowances are for the GhG reductions created for 1998, 1999 and 2000. Subject to the appropriate documentation and approval by the Canadian PERT process, a voluntary greenhouse gas emission reduction program in Canada, the Company will receive payment for these allowances in 2000 and 2001. Transaction costs are expected to be high due to the precedent-setting nature of this transaction, and the entire trade is the subject of a strict confidentiality agreement between all parties. No income has been recorded in 1999 for this sale, but the Company is expected to realize income in excess of $1.0 Million in 2000 and 2001 combined.

                      ZAHREN ALTERNATIVE POWER CORPORATION

                            ------------------------

                           Consolidated Balance Sheets
                      October 31,2000 and December 31,1999


                                                                                      October 31,              December 31,
                                                                                          2000                    1999
                                                                                      -----------              ------------
               Assets                                                                 (Unaudited)                (Audited)

           Current Assets
                Cash and equivalents                                               $    364,000               $   766,000
                Restricted cash                                                      14,956,000                 2,062,000
                Accounts receivable (less allowance for doubtful accounts
                         of $465,000 in 2000)                                         4,314,000                 4,803,000
                Prepaid expenses and other                                              530,000                   155,000
                Notes and interest receivable, current portion                        2,213,000                 3,393,000
                                                                                     ----------                ----------
                     Total Current Assets                                            22,377,000                11,179,000

                Power generation and gas transmission equipment, rights
                          and refurbishments, net of accumulated depreciation of
                          $10,894,000 in 2000 and $9,785,000 in 1999                 35,086,000                31,540,000
                Construction in progress                                              8,598,000                 9,480,000
                Project development costs                                               539,000                    91,000
                Investments                                                             987,000                   974,000
                Debt issuance costs, net of accumulated amortization of
                          $91,000 in 2000 and $3,665,000 in 1999                      2,503,000                   470,000
                Notes and interest receivable, net of current portion                11,268,000                14,330,000
                Deferred expenses, net of accumulated amortization of
                          $9,000 in 2000 and $122,000 in 1999                             7,000                     2,000
                Deferred tax asset                                                    3,510,000                 3,830,000
                Other property and equipment, net of accumulated depreciation
                          $358,000 in 2000 and $294,000 in 1999                         382,000                   358,000
                Goodwill, net of accumulated amortization of $280,000 in 2000
                          and $238,000 in 1999                                          436,000                   478,000
                                                                                     ----------                ----------
                                                                                   $ 85,693,000             $  72,732,000
                                                                                     ==========                ==========

                    Liabilities and Shareholders' Equity

           Current Liabilities
                Notes payable, power generation equipment, current portion            2,812,000                 1,682,000
                Notes payable, other, current portion                                 4,297,000                 3,957,000
                Deferred revenue, current portion                                       612,000                   560,000
                Accounts payable and accrued expenses                              $ 10,700,000             $  10,584,000
                Accrued interest                                                        981,000                   415,000
                Accrued income taxes                                                     65,000                   780,000
                                                                                     ----------                ----------
                     Total Current Liabilities                                       19,467,000                17,978,000

                Notes payable, power generation and gas transmission                 40,815,000                30,794,000
                         equipment, net of current portion
                Notes payable, other, net of current portion                         11,849,000                 7,166,000
                Deferred revenue, net of current portion                              5,457,000                 7,648,000
                Illinois subsidy liability                                            4,291,000                 1,551,000
                Accounts payable and accrued expenses                                 1,000,000                         0
                Minority interest liability                                             594,000                   698,000
                Conversion rights                                                             0                   536,000
                                                                                     ----------                ----------
                                                                                     83,473,000                66,371,000
           Shareholders' equity
             Preferred stock, 7% cumulative, $1,000 par value,
                         20,000 shares authorized; 4,744.940 shares issued            4,745,000                 4,745,000
             Common stock, stated value $1.00, no par value,
                          50,000 shares authorized; 23,979 issued at October 2000
                          and 21,479 issued at December 1999                             24,000                    21,000
             Additional paid-in capital                                               8,054,000                 6,659,000
             Retained earnings (deficit)                                             (9,823,000)               (4,284,000)
                                                                                      ---------                 ---------
                                                                                      3,000,000                 7,141,000
             Treasury Stock, at cost; 100 preferred shares, 1,918 common
                          shares                                                       (780,000)                 (780,000)
                                                                                      ---------                  --------
                                                                                      2,220,000                 6,361,000

                     Total liabilities and shareholders' equity                      85,693,000           $    72,732,000
                                                                                     ==========                ==========


                      ZAHREN ALTERNATIVE POWER CORPORATION

                          -----------------------------

                      Consolidated Statements of Operations
               For the Ten Months Ended October 31, 2000 and 1999

                                                                             2000                   1999
                                                                             -----                  ----
          Revenues

                Power generation and gas sales                         $ 9,785,000              $ 7,227,000
                Operations and maintenance                               1,237,000                  491,000
                Construction and engineering                             1,107,000                  580,000
                Fees and royalties                                         205,000                  258,000
                Gain on sales of interests and rights                      331,000                2,258,000
                Interest                                                 1,297,000                1,549,000
                Other income                                                91,000                   30,000
                                                                        ----------               ----------
                                                                        14,053,000               12,393,000
           Expenses

                Operating                                                6,183,000                4,452,000
                Construction and engineering                               869,000                  440,000
                Selling, general and administrative                      2,623,000                1,501,000
                Royalties                                                  184,000                  184,000
                                                                         ---------                ---------
                                                                         9,859,000                6,577,000
                                                                         ---------                ---------
             Income before interest, taxes, depreciation, amortization
                  and non-recurring items                                4,194,000                5,816,000

             Loss on disposal of power generation equipment              3,403,000                        0
             Legal and consulting costs                                    238,000                        0
             Interest expense                                            3,813,000                1,904,000
             Depreciation and amortization                               2,630,000                2,760,000
                                                                         ---------                ---------
             Income (loss) before taxes and minority interest           (5,890,000)               1,152,000

             Income tax (expense) benefit                                  247,000                 (591,000)
             Minority Interest (reduction) addition                        104,000                  456,000
                                                                         ---------                ---------

              Net Income (loss)                                       $ (5,539,000)            $ 1,017,000
                                                                         =========                =========


                      ZAHREN ALTERNATIVE POWER CORPORATION

                 Consolidated Statements of Shareholders' Equity
                    For the Ten Months Ended October 31, 2000


                                                                  Additional       Retained
                                    Preferred       Common          Paid in        Earnings      Treasury     Shareholders'
                                      Stock          Stock          Capital       (Deficit)        Stock         Equity
                                    ---------       -------       ----------       --------      --------      -----------
Balances December 31, 1999        $ 4,745,000      $ 21,000       $ 6,659,000    $(4,284,000)  $(780,000)    $ 6,361,000

Stock options exercised                     0         1,000           646,000              0           0         647,000

Common shares issued                        0         2,000           749,000              0           0         751,000

Net loss                                    0             0                 0     (5,539,000)          0      (5,539,000)
                                    ----------      -------         ---------      ---------     -------       ---------
Balances October 31, 2000         $ 4,745,000      $ 24,000       $ 8,054,000    $(9,823,000)  $(780,000)    $ 2,220,000
                                    ==========      ========        ==========     =========     =======       =========

                                      F-33

                      ZAHREN ALTERNATIVE POWER CORPORATION

                      Consolidated Statements of Cash Flows
               For the Ten Months Ended October 31, 2000 and 1999

                                                                           October 31,             October 31,
                                                                              2000                    1999
                                                                           -------------          --------------
                                                                           (Unaudited)             (Unaudited)

             Cash flows from operating activities:                       $ (5,539,000)             $ 1,017,000
                  Net Income (Loss)
                  Adjustments  to  reconcile  net loss to net
                  cash provided by operating activities:
                      Depreciation and amortization                         2,630,000                2,760,000
                      Realized (gain) loss on sales                         3,205,000                 (115,000)
                       Deferred taxes                                          320,000                 315,000
                      Debt issuance and other costs written off                     0                  103,000
                      (Increase) decrease in:
                           Accounts receivable and other                      241,000               (4,555,000)
                           Other assets                                      (363,000)                 (99,000)
                           Project development costs                         (448,000)                (781,000)
                      Increase (decrease) in:
                           Accounts payable and accrued expenses            1,683,000                1,448,000
                           Deferred revenue and other                        (337,000)                 195,000
                           Accrued income tax                                (715,000)                 175,000
                           Illinois subsidy liability                       2,739,000                  674,000
                                                                            ----------              -----------

             Net cash provided by operating activities                      3,416,000                1,137,000
                                                                            ----------              -----------

             Cash flow from investing activities:
                      Investment purchases                                    (13,000)              (2,233,000)
                      Sale of investment, interest and rights                       0                2,288,000
                      Additions to property and equipment                  (3,498,000)              (5,770,000)
                      Construction in progress                             (4,947,000)              (2,983,000)
                                                                           -----------              -----------

             Net cash used in investing activities                         (8,458,000)             (8,698,000)
                                                                          ------------              -----------

             Cash flows from financing activities:
                      Sale of common shares                                 1,397,000                        0
                      Dividends paid                                                0                  (15,000)
                      Cash provided from notes receivable                   2,333,000                  388,000
                      Minority interest                                      (104,000)                (632,000)
                      Repayment of debt                                   (41,380,000)              (2,685,000)
                      Proceeds received from debt                          57,554,000               10,293,000
                      Debt issuance costs                                  (2,265,000)                 (71,000)
                                                                          ------------              -----------

             Net cash provided by financing activities                     17,535,000                7,278,000
                                                                          ------------              -----------

             Net increase (decrease) in cash and equivalents               12,493,000                 (283,000)

             Cash, restricted cash and equivalents, beginning of period     2,827,000                2,823,000
                                                                           -----------              ----------

             Cash, restricted cash and equivalents, end of period        $ 15,320,000              $ 2,540,000
                                                                           ===========              ==========


                                      F-34

Note 1 - Business:
-----------------

The Company was formed to: (1) consolidate the ownership and management of its subsidiaries and to own landfill gas ("LFG") power generating and gas transmission projects, (2) develop additional LFG sites and acquire additional existing LFG and other power generating and gas transmission projects and (3) expand into other alternative energy businesses as opportunities arise.

Note 2 - Summary of significant accounting policies:
---------------------------------------------------

Principles of consolidation

The accompanying consolidated financial statements include the accounts of Zahren Alternative Power Corporation ("ZAPCO"), its wholly owned subsidiaries:
Zahren Financial Corporation and subsidiaries ("ZFC"), Zapco Energy Tactics, Inc. ("ZET"), Oceanside Energy, Inc. ("Oceanside"), Resources Generating Systems, Inc. ("RGS"), Burlington Energy, Inc. ("Burlington"), Zapco Readville Cogeneration, Inc. ("Readville"), Zapco Development Corporation ("ZDC"), Zapco Equipment Corporation ("ZEC") and the entities and/or projects that they own or control through various partnership and limited liability company interests. All significant intercompany transactions and balances have been eliminated in consolidation. In the opinion of the Company's management, all adjustments (consisting of normal accruals) considered necessary for a fair presentation have been included.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of credit risk

Substantially all of the Company's power generation and gas revenues are derived from investment grade utilities, municipalities and industrial concerns. They have contracted with the Company to purchase electricity and landfill gas over various terms. The concentration of credit in this business segment reduces the Company's overall credit exposure because the majority of these customers are investment grade, diversified and under contract based on production of electricity and landfill gas from the sites.

The Company maintains demand deposits in excess of $100,000 with individual banks. Amounts in excess of $100,000 are not insured by the Federal Deposit Insurance Corporation.

Depreciation and amortization

Fixed assets are stated at cost. The Company provides for depreciation of assets by charges to operations using the straight-line method over the assets' estimated useful lives. During 1999 the Company revised the estimated useful lives of its power generation equipment and eliminated previously recorded salvage values. These changes were based on increased knowledge about the assets and on common industry practices. Expenditures for major overhauls and improvements to property, plant and power generation and gas transmission equipment are capitalized and depreciated. Generating and transmission rights are amortized over the remaining terms of the power and gas purchase agreements.

Project development costs

Project development costs consist of option payments, fees, licenses and permits, site testing, bids and other charges, including salary and related charges, incurred by the Company in developing projects. For wholly-owned projects, these costs are transferred to Construction in progress upon commencement of operations and subsequently depreciated as Power generation or gas transmission equipment over the contract term or the useful life. For jointly-owned projects, these costs may be recovered through development cost reimbursements from the project or third parties, or may be transferred to an investment in the appropriate partnership. It is the Company's policy to expense these costs in any period in which management determines the costs to be unrecoverable.

Note 2 - Summary of significant accounting policies: (continued)
---------------------------------------------------

Debt issuance costs

Debt issuance costs are amortized on a straight-line basis over the terms of the related financing. At December 31, 1999 the Company was in the process of refinancing substantially all of its outstanding debt. The refinancing was completed in the first quarter of 2000.

Deferred revenues
                                      F-35

The deferred revenues primarily represent gains to be recognized from the sale of the Company's limited partnership interests in certain partnerships. The majority of the proceeds from the sale are to be paid in installments, the amount of which will be determined by production and other considerations, therefore, the gain will be recognized as payments are received.

Income taxes

Deferred income taxes are provided for timing differences between income reported for financial statement purposes and income tax purposes. These timing differences primarily relate to differences in gain recognition and treatment of certain write-offs for tax purposes. Income taxes have been accrued on the undistributed earnings of all subsidiaries.

Statement of cash flows

For purposes of the Consolidated Statement of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Supplementary cash flow information for cash payments are as follows:

                                      October 31,         October 31,
                                        2000                 1999
                                      ----------          ------------
                                      (Unaudited)          (Audited)

              Interest                 $731,000            $1,647,000
              Income taxes              148,000               102,000

Goodwill

The goodwill attributable to various acquisitions has been capitalized and is being amortized on a straight-line basis over a 15 year life.

Deferred expenses

Deferred  expenses,   net  consists  primarily  of  various  fees,  general  and administrative costs and salaries incurred in organizing a number of the entities within the consolidated group and in formulating a long-term corporate business plan and are being amortized over five years.

                                                            APPENDIX A




                               AGREEMENT AND PLAN
                          OF REORGANIZATION AND MERGER

                                  BY AND AMONG

                           U.S. ENERGY SYSTEMS, INC.,
                              USE ACQUISITION CORP.
                                       and
                      ZAHREN ALTERNATIVE POWER CORPORATION




                          Dated as of November 28, 2000

                                TABLE OF CONTENTS
                                                                                                 Page
                                    ARTICLE I

                        PLAN OF REORGANIZATION AND MERGER

SECTION 1.01.         The Merger ..............................................................   3
SECTION 1.02.         Effective Time ..........................................................   3
SECTION 1.03.         Effect of the Merger.....................................................   3
SECTION 1.04.         Certificate of Incorporation; By-Laws....................................   3
SECTION 1.05.         Directors and Officers...................................................   4

                                            ARTICLE II

               CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES

SECTION 2.01.         Conversion of Securities.................................................   4
SECTION 2.02.         Exchange of Certificates.................................................   7
SECTION 2.03          Stock Options............................................................   7
SECTION 2.04          Closing..................................................................   8
SECTION 2.05          Working Capital Adjustment...............................................   8
SECTION 2.06          Procedure for Non-Ordinary Course Liabilities............................  12

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                                 OF THE COMPANY

SECTION 3.01.         Organization; Business and Qualification.................................  13
SECTION 3.02.         Certificate of Incorporation and By-Laws.................................  13
SECTION 3.03.         Company Capital Structure................................................  14
SECTION 3.04.         Power and Authorization..................................................  15
SECTION 3.05.         Organization and Ownership of Shares of
                      Subsidiaries;Affiliates..................................................  15
SECTION 3.06.         Financial Statements.....................................................  16
SECTION 3.07.         Compliance with Laws.....................................................  17
SECTION 3.08          Permits..................................................................  17
SECTION 3.09.         Litigation; No Default...................................................  17
SECTION 3.10.         Taxes....................................................................  18
SECTION 3.11.         Assets; Title; Liens; Etc................................................  18
SECTION 3.12.         Books and Records; Bank Accounts, etc....................................  19
SECTION 3.13.         Powers of Attorney.......................................................  19
SECTION 3.14.         Conduct in the Ordinary Course; Absence of Certain
                      Changes, Events and Conditions...........................................  19
SECTION 3.15.         No Undisclosed Liabilities...............................................  21
SECTION 3.16.         Intellectual Property....................................................  21
SECTION 3.17.         Employee Benefit Plans; Labor Matters....................................  21
SECTION 3.18.         Employees................................................................  23
SECTION 3.19.         Projects.................................................................  23
SECTION 3.20.         Environmental Matters....................................................  23
SECTION 3.21.         Material Contracts.......................................................  26
SECTION 3.22.         Brokers..................................................................  29
SECTION 3.23.         Insurance................................................................  29
SECTION 3.24.         Related Party Transactions...............................................  29
SECTION 3.25.         Vote Required ...........................................................  30
SECTION 3.26.         Tax Credits..............................................................  30
SECTION 3.27.         Illinois Subsidy Program.................................................  30
SECTION 3.28.         Hancock Payment..........................................................  31
SECTION 3.29.         Status Under Certain Statutes............................................  31


                                   ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES OF

                              PARENT AND MERGER SUB

SECTION 4.01.         Organization; Business and Qualification.................................  32
SECTION 4.02.         Certification of Incorporation and By-Laws...............................  32
SECTION 4.03.         Parent Capital Structure.................................................  32
SECTION 4.04.         Power and Authorization..................................................  34
SECTION 4.05.         Organization and Ownership of Shares of Subsidiaries;
                      Affiliates...............................................................  35
SECTION 4.06.         Compliance with Laws.....................................................  35
SECTION 4.07          Permits..................................................................  36
SECTION 4.08.         Litigation; No Default...................................................  36
SECTION 4.09.         Taxes....................................................................  36
SECTION 4.10.         Assets; Title; Liens; etc................................................  37
SECTION 4.11.         Books and Records; Bank Accounts, etc....................................  37
SECTION 4.12.         Powers of Attorney.......................................................  38
SECTION 4.13.         Conduct in the Ordinary Course; Absence of Certain
                      Changes, Events and Conditions...........................................  38
SECTION 4.14.         Intellectual Property....................................................  40
SECTION 4.15.         Employee Benefit Plans; Labor Matters....................................  40
SECTION 4.16.         Employees................................................................  42
SECTION 4.17.         Parent Projects..........................................................  42
SECTION 4.18.         Environmental Matters....................................................  42
SECTION 4.19.         Parent Material Contracts................................................  44
SECTION 4.20.         Brokers..................................................................  46
SECTION 4.21.         Insurance................................................................  46
SECTION 4.22.         Related Party Transactions...............................................  46
SECTION 4.23.         Vote Required ...........................................................  47
SECTION 4.24.         SEC Filings; Parent Financial Statements.................................  47
SECTION 4.25.         Ownership of Merger Sub; No Prior Activities.............................  48
SECTION 4.26.         Status Under Certain Statutes............................................  48


                                    ARTICLE V

                                    COVENANTS

SECTION 5.01.         Conduct of Business by the Company Pending the Closing...................  49
SECTION 5.02.         Conduct of Business by Parent Pending the Closing........................  52
SECTION 5.03.         Cooperation..............................................................  54
SECTION 5.04.         Notices of Certain Events................................................  54
SECTION 5.05.         Contractual Consents.....................................................  55


                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS


SECTION 6.01.         Proxy Statement and other SEC Filings....................................  55
SECTION 6.02.         Stockholders' Meetings...................................................  56
SECTION 6.03.         Access to Information....................................................  57
SECTION 6.04.         Appropriate Action; Consents; Filings....................................  57
SECTION 6.05.         Update Disclosure; Breaches..............................................  60
SECTION 6.06.         Public Announcements.....................................................  60
SECTION 6.07.         Employee Matters.........................................................  60
SECTION 6.08.         Assumption of Agreements.................................................  61
SECTION 6.09.         Indemnification of Directors and Officers................................  61
SECTION 6.10.         Obligations of Merger Sub................................................  63
SECTION 6.11          Audited Financial Statements.............................................  63
SECTION 6.12          Representation Letters ..................................................  63
SECTION 6.13          ESI Options..............................................................  63
SECTION 6.14          AJG Gasco Transaction....................................................  64
SECTION 6.15          Plan of Recapitalization.................................................  64


                                   ARTICLE VII

                               CLOSING CONDITIONS

SECTION 7.01.         Conditions to Obligations of Each Party Under This
                      Agreement................................................................  64
SECTION 7.02.         Additional Conditions to Obligations of Parent...........................  64
SECTION 7.03.         Additional Conditions to Obligations of the Company......................  67


                                  ARTICLE VIII

                        TERMINATION, AMENDMENT AND WAIVER

SECTION 8.01.         Termination..............................................................  69
SECTION 8.02.         Effect of Termination....................................................  70
SECTION 8.03.         Amendment................................................................  71
SECTION 8.04.         Waiver...................................................................  71
SECTION 8.05.         Fees and Expenses........................................................  71


                                   ARTICLE IX

                               GENERAL PROVISIONS

SECTION 9.01.         Nonsurvival of Representations, Warranties and Agreements................  71
SECTION 9.02.         Notices..................................................................  71
SECTION 9.03          Headings.................................................................  73
SECTION 9.04.         Severability.............................................................  73
SECTION 9.05.         Entire Agreement.........................................................  73
SECTION 9.06.         Assignment...............................................................  73
SECTION 9.07.         Parties in Interest......................................................  73
SECTION 9.08.         Mutual Drafting..........................................................  73
SECTION 9.09.         Governing Law............................................................  73
SECTION 9.10.         Jurisdiction.............................................................  74
SECTION 9.11.         Counterparts.............................................................  74
SECTION 9.12          Appointment of Agent.....................................................  74
EXHIBITS
EXHIBIT 2.01(a-1)                   PARENT WARRANTS
EXHIBIT 2.01(a-2)                   GUARANTEE OF USE
EXHIBIT 2.01(a-3)                   GUARANTEE OF CINERGY
EXHIBIT 6.07(b)                     LEASE EXTENSION
EXHIBIT 6.13                        FORM OF ESI OPTION AGREEMENT TERM SHEET
EXHIBIT 6.15                        CERTIFICATE OF DESIGNATION


EXHIBIT 7.01(d)                     YESCO AGREEMENT

EXHIBIT 7.01(e-1)                   FORM OF CINERGY SUBSCRIPTION AGREEMENT
EXHIBIT 7.01(e-2)                   FORM OF CINERGY GASCO PURCHASE AND SALE
                                    AGREEMENT
EXHIBIT 7.01(e-3)                   FORM OF MERGER SUB STOCKHOLDERS AGREEMENT

EXHIBIT 7.01(f-1)                   FORM OF AJG AGREEMENT
EXHIBIT 7.02(c-1)                   FORM OF ZAHREN EMPLOYMENT AGREEMENT
EXHIBIT 7.02(c-2)                   FORM OF REGISTRATION RIGHTS AGREEMENT
EXHIBIT 7.02(c-3)                   FORM OF INDEMNIFICATION AGREEMENT
EXHIBIT 7.02(c-4)                   FORM OF ESCROW AGREEMENT
EXHIBIT 7.02(c-5)                   FORM OF VOTING AGREEMENT
EXHIBIT 7.02(c-6)                   FORM OF TERMINATION FEE AGREEMENT
EXHIBIT 7.02(d)                     FORM OF COMPANY COUNSEL OPINION LETTER
EXHIBIT 7.02(i)                     FORM OF REPRESENTATION LETTER
EXHIBIT 7.03(d)                     FORM OF PARENT COUNSEL OPINION LETTER
EXHIBIT 7.03(k)                     FORM OF PARENT BY-LAWS

ANNEXES
ANNEX 1                             DEFINED TERMS
ANNEX 2                             FORM OF CERTIFICATE OF DESIGNATION FOR
                                     PARENT SERIES C PREFERRED STOCK
ANNEX 3                             FORM OF SIGNING OPTION
ANNEX 4                             COMPANY AGREEMENT WITH EWING MONROE
                                     BEMIS & CO
ANNEX 5                             CERTIFICATE OF INCORPORATION OF THE
                                     SURVIVING CORPORATION

SCHEDULES
SCHEDULE 2.01(a)                    MERGER CONSIDERATION
SCHEDULE 2.03                       CERTAIN EMPLOYEES OF SURVIVING CORPORATION

                                    COMPANY DISCLOSURE SCHEDULE
                                    PARENT DISCLOSURE SCHEDULE

                  AGREEMENT AND PLAN OF REORGANIZATION AND MERGER, dated as of November 28, 2000 (this "Agreement"), among U.S. ENERGY SYSTEMS, INC., a Delaware corporation ("Parent"), USE ACQUISITION CORP., a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of Parent, and ZAHREN ALTERNATIVE POWER CORPORATION, a Delaware corporation (the "Company").

                  WHEREAS, the respective Boards of Directors of Parent, Merger Sub and the Company have approved and declared advisable the merger of Merger Sub with and into the Company (the "Merger") upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (the "DGCL");

                  WHEREAS, the Board of Directors of the Company has determined that the Merger is fair to the stockholders of the Company and is in the best interests of such stockholders;

                  WHEREAS, the Board of Directors of Parent has determined that the Merger is fair to the stockholders of Parent and is in the best interests of such stockholders;

                  WHEREAS, certain stockholders of the Company, certain stockholders of Parent, and Parent have entered into a stockholders and voting agreement in the form attached hereto as Exhibit 7.02(c-5) (the "Voting Agreement") in which such stockholders have agreed to vote their shares in favor of the Merger;

                  WHEREAS, Energy Systems Investor LLC ("ESI") has exercised its option (the "ESI Option") to purchase 861,110 shares of Series A Preferred of Parent for an aggregate purchase price of $7,750,000;

                  WHEREAS, the Company and Yankee Energy Gas Company ("YESCO") will enter into an agreement (the "YESCO Agreement"), a draft of which is attached hereto as Exhibit 7.01(e04) provided to Parent, whereby the Company shall purchase interests in certain operating projects and equipment from YESCO prior to the Effective Time on terms and conditions substantially in conformance with the YESCO Agreement or on such other terms as the Company and Parent shall agree (the "YESCO Transaction");

                  WHEREAS, the Company and AJG Financial Services Inc. ("AJG") have entered into an agreement (the "AJG Agreement") in the form attached hereto as Exhibit 7.01(f) whereby AJG has agreed, prior to the Effective Time, to (i) maintain certain limited partnership or limited liability company interests in electrical generating projects held by the Company and (ii) acquire certain limited partnership or limited liability company interests in electrical generating projects to be purchased by the Company from YESCO (the "AJG Genco Transaction");

                 WHEREAS, the Company will transfer to AJG, prior to the Effective Time, (i) certain limited partnership or limited liability company interests in gas operating projects held by the Company, and (ii) certain limited partnership or limited liability company interests in gas operating projects to be purchased by the Company from YESCO (the "AJG Gasco Transaction");

                  WHEREAS, concurrently herewith, Cinergy Energy Solutions, Inc. ("CES"), an indirect, wholly-owned subsidiary of Cinergy Solutions Holding Company, Inc. ("CSHC"), Parent and Merger Sub have entered into a subscription agreement in the form attached hereto as Exhibit 7.01(e-1) (the "Cinergy Subscription Agreement") which shall become effective as of the Effective Time and whereby CES shall make an investment of $11,500,000 in Merger Sub;

                  WHEREAS, the Company will, on or after the Effective Time, arrange for the transfer from AJG to Cinergy Gasco Solutions, LLP ("CGS"), an indirect, wholly-owned subsidiary of CSHC, of the limited partnership and limited liability company interests in gas operating projects transferred to AJG pursuant to the AJG Gasco Transaction, on terms and conditions substantially in conformance with the Gasco Purchase and Sale Agreement attached hereto as
Exhibit 7.01(f-2) (the "Cinergy Gasco Purchase and Sale Agreement") (the transactions pursuant to the Cinergy Subscription Agreement and the Cinergy Gasco Purchase and Sale Agreement are referred to as the "Cinergy Transactions");

                 WHEREAS, concurrently herewith, CES, Parent and Merger Sub have entered into a stockholders' agreement in the form attached hereto as
Exhibit 7.01(e) (the "Merger Sub Stockholders' Agreement") which shall become effective as of the Effective Time; and

                  WHEREAS, concurrently herewith, Bernard Zahren and Parent have entered into an employment agreement in the form attached hereto as Exhibit 7.02(c-1) (the "Zahren Employment Agreement") which shall become effective as of the Effective Time;

                  WHEREAS, concurrently herewith, the Major Shareholders and Parent have entered into a registration rights agreement in the form attached hereto as Exhibit 7.02(c-2) (the "Registration Rights Agreement") which shall become effective as of the Effective Time;

                  WHEREAS, concurrently herewith, the Major Shareholders, CES, Parent and Merger Sub have entered into an indemnification agreement in the form attached hereto as Exhibit 7.02(c-3) (the "Indemnification Agreement") which shall become effective as of the Effective Time;

                   WHEREAS, concurrently herewith, the Major Shareholders, CES, Merger Sub and Parent have entered into an escrow agreement in the form attached hereto as Exhibit 7.02(c-4) (the "Escrow Agreement") which shall become effective as of the Effective Time;

                  WHEREAS, concurrently herewith the Company, Parent and CES have entered into a termination fee agreement in the form attached hereto as
Exhibit 7.02(c-6) (the "Termination Fee Agreement");

                  WHEREAS, certain terms used in this Agreement have the respective meanings set forth in Annex 1 hereto.

                  NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

                                    ARTICLE I

                        PLAN OF REORGANIZATION AND MERGER

                  SECTION 1.01. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time (as defined in Section 1.02) Merger Sub shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation of the Merger (the "Surviving Corporation")

                  SECTION 1.02. Effective Time. As promptly as practicable after the satisfaction of the conditions set forth in Article VII, the parties hereto shall cause the Merger to be consummated by filing a certificate of merger required by the DGCL (the "Certificate of Merger"), with the Secretary of State of the State of Delaware (the date and time such filing is deemed effective pursuant to the DGCL being referred to herein as the "Effective Date" and "Effective Time", respectively).

                  SECTION 1.03. Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, except as otherwise provided herein, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of each of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

                  SECTION 1.04. Certificate of Incorporation; By-Laws. At the Effective Time, the Certificate of Incorporation of the Company shall be amended and restated as set forth in Annex 5 hereto and the By-laws of Merger Sub shall be the By-Laws of the Surviving Corporation, in each case until thereafter amended as provided by Law.

                  SECTION 1.05. Directors and Officers. The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and By-Laws of the Surviving Corporation, and the officers of the Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified. Promptly upon consummation of the Merger, those directors and officers of the Company requested by Parent to resign shall resign in order to effectuate the prior sentence.

                                   ARTICLE II

             CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES

                  SECTION 2.01. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company or the holders of any of the following securities:

                  (a) The shares of Series A preferred stock, par value $1,000 per share, of the Company (the "Series A Stock"), Series B preferred stock, par value $1,000 per share, of the Company (the "Series B Stock") and Series C preferred stock, par value $1,000 per share, of the Company (the "Series C Stock" and together with the Series A Stock and the Series B Stock, the "Company Preferred Stock"), and the shares of common stock, no par value per share, of the Company ("Company Common Stock"), issued and outstanding immediately prior to the Effective Time shall be converted, subject to Section 2.02(c), into the right to receive the merger consideration (the "Merger Consideration") in accordance with Schedule 2.01(a) hereto. Schedule 2.01(a) shall (i) not provide for the receipt of any consideration other than cash by any Special Shareholder, and (ii) provide for an aggregate Merger Consideration (assuming no Zapco Stockholder exercises rights pursuant to Section 262 of the DGCL) of (A) an amount of cash equal to $12,000,000 (the "Cash Payment"), (B) a contingent obligation of Merger Sub to pay $800,000 in cash on the date which is eighteen months after the Effective Date (the "Contingent Merger Payment") (of which Contingent Merger Payment 62.5% of the payment is guaranteed severally but not jointly by USE and 37.5% of the payment is guaranteed severally but not jointly by CSHCpursuant to guarantees of USE and CSHC, respectively (the "Guarantees"), substantially in the form of Exhibits 2.01(a-2) and 2.01(a-3)), (C) 100,000 shares of Series C Preferred Stock, par value $.01 per share, of Parent (the "Parent Series C Preferred Stock"), (D) 1,666,667 shares of Common Stock, par value $.01 per share, of Parent ("Parent Common Stock") (subject to adjustment pursuant to Section 2.01(b)), and (E) warrants, substantially in the form attached hereto as Exhibit 2.01(a) (the "Parent Warrants"), to purchase 500,000 shares of Parent Common Stock (the "Warrant Shares") (subject to adjustment pursuant to Section 2.01(b)). Of the Merger Consideration (i) (a) the Indemnification Escrow Shares and (b) $400,000 in cash shall upon receipt be delivered by the Major Shareholders to the Escrow Agent (as defined in the Escrow Agreement) to be held in the Indemnification Escrow Fund (as defined in the Escrow Agreement) pursuant to the Escrow Agreement and (II) (a) the Working Capital Escrow Shares and (b) $1,200,000 in cash upon receipt shall be delivered by the Shareholders to the Escrow Agent to be held in the Working Capital Escrow Fund (as defined in the Escrow Agreement) pursuant to the Escrow Agreement. The "Indemnification Escrow Shares" mean (a) such number of shares of Parent Series C Preferred Stock, and Parent Common Stock as (i) shall have a value of $1.3 million (with each share of Parent Series C Preferred Stock valued at $30.00 and each share of Parent Common Stock valued according to the Average Parent Share Price) and (ii) shall be in the same ratio of shares of Parent Series C Preferred Stock: Parent Common Stock as the ratio of shares of Parent Series C Preferred Stock to be delivered to the Major Shareholders pursuant to Schedule 2.01(a): shares of Parent Common Stock to be delivered to the Major Shareholders pursuant to Schedule 2.01(a). The "Working Capital Escrow Shares" mean such number of shares of Parent Series C Preferred Stock and Parent Common Stock as
(i) shall have a value of $1,200,000 (with each share of Parent Series C Preferred Stock valued at $30.00 and each share of Parent Common Stock valued according to the Average Parent Share Price) and (ii) shall be in the same ratio of shares of Parent Series C Preferred Stock: Parent Common Stock as the ratio of shares of Parent Series C Preferred Stock to be delivered to the Shareholders pursuant to Schedule 2.01(a): shares of Parent Common Stock to be delivered to the Shareholders pursuant to Schedule 2.01(a). The rights, privileges, terms and conditions of the Parent Series C Preferred Stock are set forth on Annex 2 attached hereto. All such shares of Company Preferred Stock and Company Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and the certificates previously representing such shares shall thereafter represent only the right to receive the Merger Consideration into which such Company Preferred Stock and Company Common Stock was converted in the Merger immediately at the Effective Time, if all of the certificates representing shares of Company Preferred Stock and Company Common Stock are delivered to Parent at the Closing, or, if all such certificates are not so delivered, upon the delivery of a properly executed letter of transmittal accompanied by such certificates. Certificates previously representing shares of Company Preferred Stock and Company Common Stock shall be exchanged for the Merger Consideration in accordance with Schedule 2.01(a) upon the surrender of such certificates in accordance with the provisions of Section 2.02, without interest. No fractional share of Parent Common Stock or Parent Series C Preferred Stock shall be issued, and, in lieu thereof, a cash payment shall be made pursuant to Section 2.02(c) hereof.

                  (b) If the Average Parent Share Price is less than $5.75 and not less than $4.25 then the Merger Consideration shall be adjusted by adding such number of additional shares of Parent Common Stock as shall equal 500,000 multiplied by a fraction, the numerator of which is $5.75 less the Average Parent Share Price, and the denominator of which is $1.50 and if the Average Parent Share Price is $4.25 or less then the Merger Consideration shall be adjusted by adding 500,000 additional shares of Parent Common Stock (in either case, the "Additional Parent Common Stock") and, in any such case, the number of Warrant Shares shall be reduced by the number equal to the number of shares of Additional Parent Common Stock, provided that (i) if the Average Parent Share Price is less than $4.00 then either Parent or the Company may terminate this Agreement without liability pursuant to Section 8.01 hereof and (ii) in any event, if between the date of this Agreement and the Effective Time the outstanding shares of Parent Common Stock or Company Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the number of shares of Parent Common Stock, the terms of the Parent Series C Preferred Stock and the number of Warrant Shares shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares.

                  (c) The "Average Parent Share Price" means the average of the closing price per share of Parent Common Stock on the Nasdaq National Market System, and if the Parent Common Stock is not listed on such System, the average of the last reported sale price per share of Parent Common Stock on the Nasdaq Small Cap Market (in either case as reported in the Wall Street Journal) for the twenty (20) consecutive trading days ending on the trading day which is two (2) Business Days prior to the Effective Time.

                   (d) Each share of Company Common Stock or Company Preferred Stock held in the treasury of the Company and each share of Company Common Stock or Company Preferred Stock owned by Parent or any direct or indirect wholly owned subsidiary of Parent or of the Company immediately prior to the Effective Time shall be cancelled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

                  (e) Each share of Class A common stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share, of Merger Sub (collectively, "Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one newly and validly issued, fully paid and nonassessable share of Class A common stock and Class B common stock, respectively, of the Surviving Corporation.

                  (f) At the  later  of (i)  the  time  that  the  Escrow  Agent releases all remaining amounts, shares of Parent Common Stock and shares of Parent Series C Preferred Stock in the Escrow Fund to the Major Shareholders pursuant to Section 3 (d) of the Indemnification Escrow Agreement and (ii) such time following the Release Date that all Claims (as such terms are defined in the Escrow Agreement) that have been set forth in notices provided in Section 3(c) of the Escrow Agreement have been settled and paid in accordance with the provisions of such Section 3(c) and no Claims remain outstanding, the Merger Sub shall make the Contingent Merger Payment (as reduced pursuant to the Indemnification Agreement ) to the Shareholder Representative for the benefit of the Shareholders in accordance with Schedule 2.01(a) hereto; provided, however, that at such time as the Escrow Agent shall release the Non-Disputed Portion (as defined in the Escrow Agreement), the Merger Sub shall make a payment to the Shareholder Representative for the benefit of the Shareholders in accordance with Schedule 2.01(a) of that portion of the Contingent Merger Payment equal to the Contingent Merger Payment less the product of (i) a fraction, the numerator of which is (A) the Contingent Merger Payment and the denominator of which is
(B) the value of the USE Shares in the Indemnification Escrow Fund (valued in accordance with the definition of USE Shares) plus the amount of cash in the Indemnification Escrow Fund plus the Contingent Merger Payment, as adjusted through such time and (ii) the Amount at Issue (as defined in the Escrow Agreement).

                  SECTION 2.02. Exchange of Certificates. (a) Exchange. At the Closing, upon surrender by a Company Shareholder to Parent of a certificate representing shares of Company Common Stock or Company Preferred Stock
("Certificates"), Parent shall deliver to such Shareholder the Merger Consideration in accordance with Schedule 2.01(a), in exchange for such shares of Company Common Stock or Company Preferred Stock, and cash in lieu of fractional shares of Parent Common Stock or Parent Series C Preferred Stock to which such Shareholder is entitled pursuant to Section 2.02(c), less any applicable stock transfer taxes. It shall be a condition of exchange that the certificates representing shares of Company Common Stock or Company Preferred Stock so surrendered shall be properly endorsed or otherwise in proper form for transfer.

                  (b) No Further Rights in Company Stock. All Merger Consideration issued upon conversion of the shares of Company Common Stock or Company Preferred Stock in accordance with the terms hereof (including any cash paid pursuant to Section 2.02(c)) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock or Company Preferred Stock (including, without limitation, any rights to accrued, unpaid dividends), which shall be cancelled upon surrender to Parent.

                  (c) No  Fractional  Shares.  Subject to the last  sentence  of
Section 2.01 (a), no certificates or scrip representing fractional shares of Parent Common Stock, Parent Warrants or Parent Series C Preferred Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of Parent. In lieu of the issuance of such interests, Parent shall deliver the Merger Value Consideration of such interests. As soon as practicable after the determination of the amount of cash, if any, to be paid to the Company Shareholders with respect to any fractional share interests, Parent shall promptly pay such amounts to such Shareholders subject to and in accordance with the terms of Section 2.02(a).

                  (d) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed Parent will issue in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration and any cash in lieu of fractional shares of Parent Common Stock or Parent Series C Preferred Stock to which the holders thereof are entitled pursuant to Section 2.02(c).

                  SECTION 2.03. Stock Options. Prior to the Effective Time, the Company and Parent shall take such action as may be necessary to cause each unexpired and unexercised option to purchase shares of Company Common Stock or Company Preferred Stock (each, a "Company Option"), under the Company's 1995 Employee and Director Stock Option Plan and the Company's Third Employee and Director Stock Option Plan (collectively, the "Company Stock Option Plans"), or otherwise granted outside of any stock option or other plan (including those options held by AJG and Raymond Kuroki), and any unexercised warrants to be exercised prior to the Effective Time or cancelled. At the Effective Time Parent shall issue stock options (the "Signing Options") to the employees of the Company (who shall become employees of the Surviving Corporation) listed on
Schedule 2.03 with the terms and conditions set forth on Annex 3 if and only if such employees accept employment with the Surviving Corporation. As soon as practicable after the Effective Time, to the extent necessary to provide for registration of shares of Parent Common Stock subject to such Signing Options, Parent shall file a registration statement on Form S-8 (or any successor form) with respect to such shares of Parent Common Stock and any shares of Parent Common Stock underlying other outstanding employees' and directors' stock options granted by Parent to Parent employees and directors which are not currently covered by a registration statement.

                  SECTION 2.04. Closing. The closing (the "Closing") shall occur at the offices of Robinson Brog Leinwand Greene Genovese & Gluck P.C., 1345 Avenue of the Americas, New York, New York on the first Business Day of the month following the month in which the Parent's Stockholder Approval is obtained, but no later than February 1, 2001, (the "Closing Date"); provided that such Closing Date shall be extended by a number of days equal to the number of days, measured inclusively, contained in the period commencing on December 20, 2000 and ending on the date on which Parent receives written notice from the SEC that the Proxy Statement referred to in Section 6.01 has been approved for delivery to the Parent's shareholders; provided, further, that (i) if such extended Closing Date is not a Business Day then the closing shall be further extended to the next Business Day. Notwithstanding anything to the contrary herein, the closing date shall not be extended beyond April 2, 2001 except that such Closing Date shall be extended by the number of days, measured inclusively, contained in the period commencing on December 31, 2000 and ending on the date on which the Company notifies Parent in writing that Company Shareholders have approved the Merger by the requisite vote, or at such other time as Parent and the Company may mutually agree (the "Termination Date"). The parties will proceed diligently and use their respective diligent efforts, exercised in good faith, to effect the Closing on or before the Closing Date. The Closing shall constitute the acts which take place on the Closing Date by which the transactions contemplated by this Agreement are consummated.

                  SECTION 2.05.     Working Capital Adjustment.

                  (a) Preparation of Effective Date Balance Sheet And Construction Report.

                           (i) On or before the earlier of (i) 60 days after the Effective Date and (ii) (if the Effective Date is prior to March 31,
         2001) March 31, 2001, the Company's shareholders ("Shareholders") will cause Kostin, Ruffkess & Company LLC ("KR&C") to prepare and deliver to Parent the consolidated balance sheet of the Company and the Company Subsidiaries as of December 31, 2000 and the related income statement, cash flow statement and statement of Stockholders equity for the year ended December 31, 2000 (the "Audited 2000 Financial Statements") and KR&C's related audit opinion. The Surviving Corporation will prepare and deliver to the Shareholders within 60 days after the Effective Date a consolidated balance sheet of the Company and the Company Subsidiaries as of the Effective Date which shall include line items for or permit (if need be with a supporting report, in which case such report shall be delivered with such balance sheet) the calculations of Ordinary Course Working Capital, Extraordinary Working Capital and Indebtedness ("Draft Effective Date Balance Sheet") and KR&C's related compilation and report (the "Effective Date Report"). Parent and the Surviving Corporation are entitled, for an additional thirty days after the delivery of the Draft Effective Date Balance Sheet, to revise such Balance Sheet to reflect any applicable bills that were not received prior to the date of delivery of such Balance Sheet. The Draft Effective Date Balance Sheet shall exclude any equity provided by Parent or Merger Sub to the Surviving Corporation and shall be determined on a pro-forma basis as though the parties had not consummated the transactions described in this Agreement. The Shareholders will cause KR&C to prepare the Audited 2000 Financial Statements and the Surviving Corporation will prepare the Draft
         Effective Date Balance Sheet in accordance with GAAP on a basis consistent with the preparation of the Financial Statements, provided however that GAAP shall prevail over any inconsistency with procedures used to prepare the Financial Statements; provided, further however, that assets, liabilities, gains, losses, revenues, and expenses in interim periods or as of dates other than year-end (which normally are determined through the application of so-called interim accounting conventions or procedures) will be determined, for purposes of the Draft Effective Date Balance Sheet, by application of the procedures used in preparing the most recent audited balance sheet included within the Financial Statements provided that GAAP shall prevail over any inconsistency with such procedures.

                           (ii) If Parent has any objections to the Audited 2000 Financial Statements and/or if the Shareholders have any objections to the Draft Effective Date Balance Sheet, Parent or the Shareholders, as the case may be, will deliver a detailed statement describing its or their objections to the Shareholders or Parent, as the case may be, within thirty (30) days after receiving the Audited 2000 Financial Statements or the Draft Effective Date Balance Sheet, as applicable, and all of the papers and materials described in subparagraph (iv) hereof. Parent and Shareholders will use reasonable efforts to resolve any such objections themselves. If the parties do not reach a final resolution of the item(s) in dispute within thirty (30) days after the Shareholders or Parent, as the case may be, have received the statement of objections, Parent and Shareholders will select an accounting firm mutually acceptable to them to resolve any remaining objections. If the Parent and Shareholders are unable to agree on the choice of an accounting firm, they will select a nationally-recognized accounting firm by lot (after excluding their respective regular outside accounting firms). The determination of any accounting firm so selected will be set forth in writing and will be conclusive and binding upon the parties. Parent will cause the Surviving Corporation's accounting firm to revise the Draft Effective Date Balance Sheet as appropriate to reflect the resolution of any objections thereto pursuant to this
         Section 2.05(a)(ii). The "Effective Date Balance Sheet" shall mean the Draft Effective Date Balance Sheet together with any revisions thereto pursuant to this Section 2.05(a)(ii).

                           (iii) In the event the parties submit any unresolved objections to an accounting firm for resolution as provided in Section 2.05(a)(ii) above, the fees and expenses of the accounting firm will be paid equally by Parent on the one hand and the Shareholders on the other hand.

                           (iv) The  Shareholders  will make the work papers and
         back-up materials used in preparing the Audited 2000 Financial Statements available to Parent and its accountants and other representatives and the Surviving Corporation will make work papers and back-up materials used in preparing the Effective Date Balance Sheet available to the Shareholders and their accountants and other representatives at reasonable times and upon reasonable notice at any time during (A) the preparation of the Audited 2000 Financial Statements and Effective Date Balance Sheet, (B) the review by the Parent of the Audited 2000 Financial Statements and the review by the Shareholders of the Effective Date Balance Sheet, and (c) the resolution by the parties of any objections thereto.

                  (b) Adjustment to Merger Consideration. (i) The aggregate Merger Consideration due to the Company's Shareholders under Section 2.01 hereof will be subject to adjustment as follows:

                           (A) If the Ordinary Course Working Capital  reflected
                  on the Effective Date Balance Sheet is less than zero by more than $1,200,000 (any such amount by which such Ordinary Course Working Capital is less than zero by more than $1,200,000 being the "Ordinary Course Working Capital Deficit"), then the Merger Consideration shall be reduced in accordance with
                  Section 2.05(b)(ii) below by an amount equal to the Ordinary Course Working Capital Deficit; or

                           (B) If the Extraordinary Working Capital reflected on
                  the Effective Date Balance Sheet is less than zero (any amount by which such Extraordinary Working Capital is less than zero being the "Extraordinary Working Capital Deficit") then the Merger Consideration shall be reduced in accordance with
                  Section 2.05(b)(ii) below by an amount equal to the Extraordinary Working Capital Deficit; or

                           (C) If the long term debt and current portion of long
                  term debt (collectively, "Long Term Debt") of the Company reflected on the Effective Date Balance Sheet is more than $72,579,499 (any such amount by which such Long Term Debt is more than $72,579,499 being the "Excess Long Term Debt") then the Merger Consideration shall be reduced in accordance with
                  Section 2.05 (b)(ii) below by an amount equal to the Excess Long Term Debt;

                           (D) If (i) the  budgeted  cost of the  portion of any
                  Construction Project which has not been completed as of the Effective Date ("Outstanding Construction Cost") exceeds (ii) the restricted cash reflected on the Effective Date Balance Sheet and held and set aside by the Company solely for the completion of any such Construction Project ("Construction
                  Reserve") (any such amount by which such Outstanding Construction Cost exceeds such Construction Reserve being the "Construction Deficit") then the amount equal to the Construction Project Deficit shall be treated as a "current liability" in the calculation of Ordinary Course Working Capital. For purpose of this paragraph Construction Projects shall include, without limitation, Devonshire Power Partners, LLC, Garland Energy Development, LLC, Roxanna Resource Recovery, LLC, Streator Energy Partners, LLC, Suffolk Transmission Partners, LP, Upper Rock Energy Partners, LLC. The Outstanding Construction Cost shall be determined by
                  Harris Group, Inc. ("Harris") with respect to the determinations under the Note Purchase Agreement, if Hancock consents to using Harris, in which case Harris shall utilize the reports it has prepared for Hancock, if appropriate and if Hancock, consents to using such reports, or if Hancock or Harris does not consent to the use of Harris, then an independent nationally recognized engineering firm approved by Parent and the Company with experience involving projects similar to the Construction Projects (the "Engineer"). The Engineer shall render a report respecting the Outstanding Construction Cost within 60 days of the Effective Date. Absent manifest error, the Engineer's determination shall be binding on the parties. The Surviving Corporation shall pay the fees and expenses of the Engineer.

              (ii) In the event the Merger Consideration is to be reduced pursuant to Section 2.05(b)(i) such reduction shall first be effected by making disbursements from the Working Capital Escrow Fund and the Indemnification Escrow Fund in accordance with Section 3(a) of the Escrow Agreement. If the Merger Consideration is to be reduced pursuant to Section 2.05(b)(i) by an amount in excess of the Merger Consideration held in the Working Capital Escrow Fund and the Indemnification Escrow Fund (the "Excess Reduction"), then each Major Shareholder shall pay to the Surviving Corporation an amount (of which amount 50.5% of the value of such amount shall be paid by delivering shares of Parent Common Stock and Parent Series C Preferred Stock valued in accordance with the definition of USE Shares set forth in Section 1 of the Indemnification Agreement, and 49.5% of the value of such amount shall be paid in cash; provided, however that each such Major Shareholder may, at his option, pay such amount solely in cash) equal to (A) the Excess Reduction multiplied by (B) a fraction the numerator of which is the Scheduled Merger Consideration (as defined in the Indemnification Agreement ) for such Major Shareholder and the denominator of which is the Scheduled Merger Consideration for all Major Shareholders, provided that in no event shall any Major Shareholder's aggregate liability under this Section 2.02(b)(ii) and under the Indemnification Agreement exceed the Scheduled Merger Consideration respecting such Shareholder.

              (iii) Notwithstanding anything to the contrary set forth herein, in the event the Merger Consideration is decreased due to a fact or circumstance that would provide the basis for a claim for indemnification under the Indemnification Agreement after the Closing, there shall not be a claim for an indemnity under the Indemnification Agreement in respect of such fact or circumstance to the extent that the Merger Consideration is decreased under
Section 2.05 to account for such fact or circumstance and the Shareholders have made or shall be deemed to have made the payments, if any, required by Section 2.05(b)(i) and (ii).

              (iv) For purposes of Section 2.01 and this Section 2.05, AJG, acting through its Vice President General Counsel (the "Shareholder Representative"), shall act as the duly authorized agent for all Shareholders with power and authority to act on behalf of and bind all Shareholders. Parent shall have the right to deliver to Shareholder Representative any notice and such delivery to Shareholder Representative shall satisfy Parent's obligations as to all Shareholders. No Shareholder shall have any power or authority to take any action with respect to Section 2.05 (other than to make any payment required by Section 2.05(b)(ii)) other than to make recommendations to the Shareholder Representative.

                  SECTION 2.06.     Procedure for Non-Ordinary Course
Liabilities.

                  (a) If, at any time between the date hereof and the Effective Time, the Company wishes to incur one or more liabilities that (i) individually or, if relating to the same activity in the aggregate (with regard to a series of related items) exceeds $50,000, (ii) is not the ordinary course of business, and (iii) does not relate to a project, asset or activity that is operating, under construction or in-house development, as of the date hereof, the Company shall promptly provide a written notice to Parent describing such proposed liability in reasonable detail.

                  (b) Not more than ten Business Days after receipt of such notice, Parent shall notify the Company in writing whether Parent has elected to treat such proposed liability as a current payable incurred by the Company in the ordinary course of business or to treat it as a payable that was not incurred in the ordinary course of business. Failure of Parent to respond in writing within ten Business Days after its receipt of the Company's notice shall be deemed to be an election by Parent to treat such proposed liability as a current payable that was not incurred by the Company in the ordinary course of business.

                  (c) In the event Parent notifies the Company within such ten Business Day period that it has elected to treat such proposed liability as a payable that was incurred in the ordinary course of business, and the Company incurs such liability, then such liability shall be treated as a current payable incurred by the Company in the ordinary course of business on the Effective Date Balance Sheet. Failure of Parent to respond in writing within ten Business Days after its receipt of the Company's notice shall be deemed to be an election by Parent to treat such proposed liability as a current payable that was not incurred by the Company in the ordinary course of business.

                  (d) In the event Parent notifies the Company within such ten Business Day period that it has elected to treat such proposed liability as a payable that was not incurred in the ordinary course of business, the Company shall not be prohibited from incurring such liability, but such liability shall be treated as a payable that was not incurred in the ordinary course of business on the Effective Date Balance Sheet (a "Nonqualifying Current Payable").


                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  Except as set forth in the Company Disclosure Schedule delivered by the Company to Parent and Merger Sub prior to the execution of this Agreement (the "Company Disclosure Schedule"), the Company hereby represents and warrants to Parent and Merger Sub that:

                  SECTION 3.01. Organization; Business and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which (i) it owns properties or (ii) the conduct of its business requires such qualification, other than those jurisdictions where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. For purposes of this Agreement, "Company Material Adverse Effect" means any change in or effect on the business of the Company or any Company Subsidiary that is, or is reasonably likely to be, materially adverse to the assets (including intangible assets), liabilities (contingent or otherwise), condition (financial or otherwise) or results of operations of the Company and the Company Subsidiaries taken as a whole. Each jurisdiction in which the Company is required to be qualified and in good standing is set forth in Section 3.01 of the Company Disclosure Schedule.

                  SECTION 3.02. Certificate of Incorporation and By-Laws. The Company has heretofore furnished to Parent a complete and correct copy of (i) the Company's Certificate of Incorporation, as amended to date, certified by the Secretary of State of the State of Delaware, and (ii) the Company's By-Laws, as amended to date, certified by the Secretary or an Assistant Secretary of the Company. The Company's Certificate of Incorporation and By-Laws are in full force and effect, and the Company is not in violation of any of the provisions thereof.

                  SECTION 3.03.  Company Capital Structure.

                  (a) The authorized capital stock of the Company consists of 50,000 shares of Company Common Stock and 20,000 shares of Company Preferred Stock. As of the date hereof, (i) 22,060.998 shares of Company Common Stock are issued and outstanding, (ii) 1,918 shares of Company Common Stock are held in the treasury of the Company, (iii) 4,644.940 shares of Company Preferred Stock are issued and outstanding; and (iv) 100 shares of Company Preferred Stock are held in the treasury of the Company. Section 3.03(a) of the Company Disclosure Schedule shows the number of Company options and warrants and the number of shares of Company Common Stock reserved for future issuance pursuant to stock options and warrants granted and outstanding as of the date hereof and the Company Stock Option Plans, which are the Company's only stock option plans. Except as set forth in Section 3.03(a) of the Company Disclosure Schedule there are no unexercised Company Options or warrants exercisable to purchase Company Common Stock or Company Preferred Stock. All shares of Company Common Stock subject to issuance as specified above are duly authorized and, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be validly issued, fully paid and nonassessable. Except as set forth on Section 3.03(a) of the Company Disclosure Schedule, there are no obligations, contingent or otherwise, of the Company to repurchase, redeem or otherwise acquire any shares or other units of Company Common Stock or Company Preferred Stock. The shares of Company Common Stock and Company Preferred Stock issued and outstanding are duly authorized, validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive rights. In the event of the exercise of warrants and stock options and the conversion of shares of Company Preferred Stock in accordance with their terms, the Company shall update this representation and warranty, it being agreed that such events shall not affect the aggregate Merger Consideration.

                  (b) Except as set forth in this Section 3.03 or as reserved for future grants of options and warrants under Company Stock Option Plans, there are no equity securities of any class of the Company or any Company Subsidiary, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding or any phantom equity respecting the Company or any Company Subsidiary, and there are no options, warrants, equity securities, calls, puts by other parties, rights, commitments or agreements of any character to which the Company or any Company Subsidiary is a party or by which such entity is bound (including under letters of intent, whether binding or nonbinding) obligating the Company or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests of the Company or any Company Subsidiary or obligating the Company or any Company Subsidiary to grant, extend, accelerate the vesting of, otherwise modify or amend or enter into any such option, warrant, equity security, call, puts, right, commitment or agreement. Except as set forth on Section 3.03(b) of the Company Disclosure Schedule and the Voting Agreement, and except for the Voting Trust Agreement, dated June 15, 1998, among certain stockholders of the Company and Bernard J. Zahren, to the Knowledge of the Company, there are no voting trusts, proxies or other voting agreements, limitations or understandings with respect to the shares of capital stock or other equity interests of the Company or any Company Subsidiary.

                  SECTION 3.04. Power and Authorization. Each of the Company and each Company Subsidiary has the corporate, partnership or limited liability company power and authority, as applicable, to own, license or lease the properties and assets it purports to own, license or lease and to conduct its business as now conducted. The execution, delivery and performance by the Company of this Agreement and any exhibit, schedule, annex or ancillary document hereto (i) have been duly authorized , (ii) do not require any approval which has not been obtained except where the failure to obtain such approval would not, individually or in the aggregate, have a Company Material Adverse Effect, and do not, and will not, contravene any foreign or domestic law, statute, ordinance, rule, regulation, order, judgment or decree ("Law"), the Company's Certificate of Incorporation or any other corporation document and (iii) do not constitute a default under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or any other agreement or instrument to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary or any of the properties of the Company or any Company Subsidiary may be bound or affected. The Agreement has been duly executed and constitutes, and upon execution each exhibit, schedule, annex or ancillary document to be executed by the Company will constitute, a valid obligation, legally binding upon it and enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws or by equitable principles relating to or limiting creditors' rights generally. Except as set forth in Section 3.04 of the Company Disclosure Schedule, no consent of any other Person and no consent, permit, license, approval or authorization of, or giving notice to, filing, registration or declaration with, any domestic or foreign governmental or regulatory authority ("Governmental Entity") is required in connection with the Company's execution, delivery or performance of, or the validity or enforceability of, this Agreement or any such ancillary document.

                  SECTION 3.05. Organization and Ownership of Shares of Subsidiaries; Affiliates.

                  (a) Section 3.05 of the Company Disclosure Schedule contains (except as noted therein) complete and correct lists of each subsidiary of the Company (each, a "Company Subsidiary"), showing, as to each Company Subsidiary, the correct name thereof, the jurisdiction of its organization, the status and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Company Subsidiary.

                  (b) All of the outstanding shares of capital stock or similar equity interests of each Company Subsidiary shown in Section 3.05 of the Company Disclosure Schedule as being owned by the Company and the Company Subsidiaries, as applicable, have been validly issued, are fully paid and nonassessable and are owned by the applicable Company or Company Subsidiary free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on Company's or such other Company Subsidiary's voting rights, charges and other encumbrances of any nature whatsoever, except where failure to own such shares free and clear would not, individually or in the aggregate, have a Company Material Adverse Effect. Except as set forth in
Section 3.05 of the Company Disclosure Schedule, there are no material outstanding contractual obligations of the Company or any Company Subsidiary to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Company Subsidiary or any other Person, other than guarantees by the Company of any indebtedness of any Company Subsidiary identified in Section 3.21(a) of the Company Disclosure Schedule.

                  (c) Each Company Subsidiary identified in Section 3.05 of the Company Disclosure Schedule is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Each such Company Subsidiary has the corporate or other entity power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

         SECTION 3.06. Financial Statements. The Company has delivered to Parent true and correct copies of the consolidated financial statements, including consolidated balance sheets of the Company and Company Subsidiaries and the related statements of income, shareholder's equity and cash flow for the fiscal year and fiscal quarter then ended together with the notes thereto listed on
Section 3.06 of the Company Disclosure Schedule (the "Financial Statements") accompanied by the audit report of Kostin, Ruffkess & Company LLC independent certified public accountants listed on such Schedule. All financial statements including the Financial Statements, reports, records and other information (including in each case the related schedules and notes) furnished to Parent by the Company have been prepared in accordance with GAAP consistently applied throughout the periods involved (except as disclosed therein) and present fairly in all material respects the financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended, subject, in the case of unaudited quarterly financial statements provided for the Company's 2000 fiscal year, to year-end adjustments and the absence of footnotes which were not and are not expected individually or in the aggregate to have a Company Material Adverse Effect.

                  SECTION 3.07. Compliance with Laws. Section 3.07 of the Company Disclosure Schedule lists all Governmental Orders, if any, applicable to the Company or any Company Subsidiary and each notice of a violation of Law applicable to the Company or any Company Subsidiary issued since September 1, 1997. To the Company's Knowledge, neither the Company nor any Company Subsidiary is under a pending investigation with respect to a violation of Law or Governmental Order which would reasonably be expected individually or in the aggregate to have a Company Material Adverse Effect. The Company has disclosed all violations by the Company and the Company Subsidiaries of Laws and Governmental Orders applicable to the Company or a Company Subsidiary and no condition exists which would give rise to a violation by the Company or any Company Subsidiary of any Law or Governmental Order, in either case which would reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect.

                  SECTION 3.08. Permits.  Section 3.08 of the Company Disclosure
Schedule lists all health and safety and other permits, licenses, authorizations, certificates, exemptions and approvals of Governmental Entities (collectively, the "Permits") necessary or proper for the conduct of the business of the Company and all Company Subsidiaries. Except as set forth on
Section 3.08 of the Company Disclosure Schedule, each of such Permits is in full force and effect, is final, and, based on current regulations, is not subject to appeal or judicial, governmental or other review. The consummation of the Merger will not terminate or invalidate any of the Permits listed in Section 3.08 of the Company Disclosure Schedule nor require the consent of any Governmental Entity to maintain the effectiveness of such Permit as a result of the consummation of the Merger. The Company has no reason to believe that any of the Permits listed in Section 3.08 of the Company Disclosure Schedule, which the Company has applied or will apply for, will not be obtained in the normal course of business and without any conditions or limitations that would reasonably be expected, individually or in the aggregate, to have a Company Material Adverse Effect.

                  SECTION 3.09.  Litigation; No Default.

                  (a) There is no judgment, action, investigation, claim, complaint, notice of violation, injunction, order, decree, directive, action, suit, arbitration or proceeding or labor dispute pending or threatened either pursuant to written notification or to the Knowledge of Company or any Company Subsidiary in any court or before or by any Governmental Entity, arbitrator, board or authority against or affecting the Company or any Company Subsidiary; and

                  (b) Neither the Company nor any Company Subsidiary is in default or has Knowledge of any event that, with the passage of time or giving notice, may constitute a default under any agreement, bond, note, indenture, mortgage, loan agreement, order or judgment or any ordinance, resolution or decree to which it is a party or by which it is bound, or any other agreement or other instrument by which it or any of the properties or assets owned by it or used in the conduct of its business is affected, except where such default would not, individually or in the aggregate, have a Company Material Adverse Effect.

                  SECTION 3.10. Taxes. The Company, each Company Subsidiary, and each Benefit Plan (as defined in Section 3.17(a)) have filed all United States federal and state tax returns and reports and all other tax returns and reports with each appropriate Governmental Entity in all jurisdictions in which such returns and reports are required to be filed for all fiscal years through the fiscal year ended December 31, 1999, and such returns and reports accurately reflect in all respects the taxes, assessments and charges of the Company and each Company Subsidiary for the periods covered thereby. The Company, each Company Subsidiary and each Benefit Plan have paid all Taxes, assessments and other charges which have become due to any Governmental Entity having jurisdiction over the Company or Company Subsidiary or any of their properties and no Tax Liens have been filed and no claims are being asserted against the Company or a Company Subsidiary or any properties of the Company or a Company Subsidiary or any Benefit Plan. None of the federal or state income tax returns of the Company or a Company Subsidiary are under audit. Except as set forth on
Section 3.10 of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary has any Knowledge of any income events or unpaid Taxes, assessments or charges which may be due and payable against it or any of its properties or any Benefit Plan, or any basis for any other Tax or assessment attributable to any period (or partial period) ending on or before the Closing Date. The charges, accruals and reserves on the books of the Company and each Company Subsidiary in respect of Federal, state or other Taxes for all fiscal periods (or partial periods), up to and including the Closing Date, are adequate in all material respects.

                  SECTION 3.11. Assets, Title; Liens; Etc. (a) The assets of the Company and each Company Subsidiary, including real, personal and mixed, tangible and intangible, necessary or useful to the operation of its business (the "Assets") are in good working order, and suitable for the uses intended. To the Company's Knowledge, the Assets comply with and are operated in conformity with all applicable Laws, Permits and other requirements relating thereto adopted or currently in effect. No default or event of default by the Company or a Company Subsidiary exists, and no event which, with notice or lapse of time or both, would constitute a default by the Company or a Company Subsidiary, has occurred and is continuing, under terms or provisions, express or implied, of any such lease, agreement or other instrument or under the terms or provisions of any agreement to which any of such Assets is subject, nor has the Company or a Company Subsidiary received notice of any claim of such default, except where such default or event of default would not, individually or in the aggregate, have a Company Material Adverse Effect.

                  (b) Except as set forth in Section 3.11 of the Company Disclosure Schedule, the Company and each of the Company Subsidiaries has good title to all of the Assets currently used or proposed to be used by the Company or such Company Subsidiary in the conduct of its business as currently conducted and proposed to be conducted, free and clear of any liens and encumbrances.

                  SECTION 3.12. Books and Records; Bank Accounts, etc. (a) The books of account and other financial and corporate records of the Company and the Company Subsidiaries are complete and accurate and are maintained in accordance with good business practices. The minute books of the Company and the Company Subsidiaries as previously made available to Parent and its counsel contain accurate records of all meetings and accurately reflect all other corporate action of the shareholders and directors (and committees thereof) of the Company and the Company Subsidiaries.

                  (b) Section 3.12(b) of the Company Disclosure Schedule sets forth a complete list of (i) the name and address of each bank and brokerage firm with which the Company or any Company Subsidiary has any accounts, safe deposit boxes, lock boxes or vaults, (ii) the account numbers relating thereto, and (iii) the names of all persons authorized to deal with such accounts or to have access to such boxes or vaults.

                  SECTION 3.13. Powers of Attorney. No person has any power of attorney to act on behalf of the Company or any Company Subsidiary in connection with any of its properties or business affairs other than such powers to so act as normally pertain to the officers of such entity.

                  SECTION 3.14. Conduct in the Ordinary Course; Absence of Certain Changes, Events and Conditions. Since December 31, 1999 , except as disclosed in Section 3.14 of the Company Disclosure Schedule, the business of the Company and the Company Subsidiaries has been conducted only in, and they have not engaged in any transaction other than according to, the ordinary course and consistent with past practice. As amplification and not limitation of the foregoing, except as disclosed in Section 3.14 of the Company Disclosure Schedule, since December 31, 1999 , there has not been:

                  (i) any adverse change in the financial condition, business condition, assets, liabilities or results of operations of the Company or the Company Subsidiaries or any development or combination of developments of which the Company or the Company Subsidiaries have Knowledge, individually or in the aggregate, which changes or developments have had or are reasonably likely to have a Company Material Adverse Effect;

                  (ii) any damage, destruction or loss in excess of $150,000 in the aggregate (whether or not covered by insurance) adversely affecting any of the Assets or any damage, destruction or loss in excess of $50,000 in the aggregate (which is not covered by insurance) adversely affecting any of the Assets;

                  (iii) any obligation or liability undertaken or incurred by the Company or any Company Subsidiary (whether absolute, accrued, contingent or otherwise and whether due or to become due), or any transaction, contract or commitment entered into by the Company or any Company Subsidiary in excess of $100,000;

                  (iv) any payment, discharge or satisfaction of any claim, lien, encumbrance or liability of the Company or any Company Subsidiary outside the ordinary course of business;

                  (v)  any  sale,  transfer,   conveyance,   assignment,  lease,
         license, pledge, mortgage or other disposition or encumbrance by the Company or any Company Subsidiary of any assets of the Company or any Company Subsidiary having a value of $75,000 individually or $150,000 in the aggregate, or more, except in the ordinary course of business and consistent with past practices of the Company;

                  (vi) any modification, amendment, cancellation, termination, revocation, rescission, or waiver of any rights pursuant to any Material Contract;

                  (vii) any change in the accounting methods or practices followed by the Company or any Company Subsidiary or any change in the depreciation or amortization policies or rates theretofore adopted and applied;

                  (viii) any increase in the compensation of the directors, officers and employees of the Company or any Company Subsidiary, other than any increase pursuant to any bonus, pension, profit-sharing or other plan or commitment described in Section 3.14 of the Company Disclosure Schedule, the formulae or commission rates of which have not been amended or changed since December 31, 1999;

                  (ix) declared, paid or set aside for payment by the Company or any Company Subsidiary any dividend or other distribution in respect to its capital stock or other securities, or redeemed, purchased or otherwise acquired any of its capital stock or other securities;

                  (x) issued, authorized for issuance, nor entered into any commitment to issue by the Company or any Company Subsidiary any equity security, stock option, warrant or any other security convertible or exercisable into an equity security, bond, note or other security of the Company or any Company Subsidiary;

                  (xi) any extraordinary transaction or payments between (i) any of the officers, directors or shareholders of the Company or any Company Subsidiary or any affiliate or other related party or entity on the one hand and (ii) the Company or any Company Subsidiary on the other hand;

                  (xii) the termination, whether voluntarily or involuntarily, of any management-level employee of the Company or any Company Subsidiary; or

                  (xiii) any agreement or understanding entered into by the Company or any Company Subsidiary, whether in writing or otherwise, for the Company or any Company Subsidiary to take any of the actions specified in this Section 3.14.

                  SECTION 3.15. No Undisclosed Liabilities.  There are no debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including, without limitation, those arising under any Law (including, without limitation, any Environmental Law), action or Governmental Order and those arising under any contract, agreement, arrangement, commitment or undertaking whether or not required to be recorded or reflected on a balance sheet under GAAP ("Liabilities") of the Company or any Company Subsidiary and there is no existing condition or set of circumstances which could reasonably be expected to result in such a Liability, other than Liabilities of the Company and the Company Subsidiaries (a) reflected or reserved against on the Financial Statements or (b) which do not and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Reserves are reflected on the Financial Statements against all Liabilities of the Company and the Company Subsidiaries in amounts that have been established on a basis consistent with the past practices of the Company and the Company Subsidiaries and in accordance with GAAP.

                  SECTION 3.16. Intellectual Property. Except in instances where individually or in the aggregate there would be no Company Material Adverse Effect:

                  (a) the Company and each Company Subsidiary owns or possesses all licenses, permits, franchises, authorizations, know-how, trade secrets, or other proprietary rights and technology or rights thereto, that individually or in the aggregate are material to operate its business as now conducted and as presently proposed to be conducted, without any known conflict with the rights of others;

                  (b) no product of the Company or any Company Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

                  (c) there is no material violation by any Person of any right of the Company or any Company Subsidiary with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or such Company Subsidiary.

                  SECTION 3.17.  Employee  Benefit  Plans;  Labor  Matters.  (a)
Section 3.17(a) of the Company Disclosure Schedule sets forth a list of every bonus, incentive, deferred or current compensation, excess benefits, profit sharing, pension, thrift, stock option, savings, retirement, severance, sickness, accident, medical, disability, hospitalization, vacation, insurance or other plan, agreement, or arrangement, whether written or oral, formal or informal which provides benefits to or for or on behalf of any one or more employees of the Company and Company Subsidiaries (including, without limitation, any "employee benefit plan", as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and each other plan or program maintained, sponsored or contributed to by the Company or any Company Subsidiary, or with respect to which the Company or any Company Subsidiary could incur liability under section 4069, 4212(c) or 4204 of ERISA (the "Benefit Plans"). With respect to the Benefits Plans, to the extent applicable, the Company and the Company Subsidiaries have made available to Parent a true and complete copy of (i) the most recent annual report (Form 5500) filed with the Internal Revenue Service (the "IRS") or the U.S. Department of Labor ("DOL"), (ii) such Benefit Plan document, (iii) each trust agreement relating to such Benefit Plan, (iv) the most recent summary plan description for each Benefit Plan for which a summary plan description is required, (v) the most recent actuarial report or valuation relating to a Benefit Plan subject to Title IV of ERISA and (vi) the most recent determination letter issued by the IRS with respect to any Benefit Plan qualified under section 401(a) of the Code.

                  (b) With respect to the Benefit Plans, no event has occurred and, to the Knowledge of the Company and Company Subsidiaries, there exists no condition or set of circumstances in connection with which the Company or any Company Subsidiary could be subject to any liability under the terms of such Benefit Plans, ERISA, the Code or any other applicable Law.

                  (c) Except as set forth in Section 3.17(c) of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary is a party to any collective bargaining or other labor union contract applicable to persons employed by the Company or any Company Subsidiary and no collective bargaining agreement or other labor union contract is being negotiated by the Company or any Company Subsidiary. As of the date of this Agreement, there is no labor dispute, strike or work stoppage against the Company or any Company Subsidiary pending or threatened in writing which may interfere with the respective business activities of the Company or any Company Subsidiary. As of the date of this Agreement, to the Knowledge of the Company or Company Subsidiaries, none of the Company, the Company Subsidiaries, or their respective representatives or employees, has committed any unfair labor practices in connection with the operation of the respective businesses of the Company and any Company Subsidiary. There is no charge or complaint against the Company or any Company Subsidiary by the National Labor Relations Board or any comparable state or foreign agency pending or threatened in writing or to their Knowledge any fact or circumstance that would reasonably likely serve as the basis for such charge or complaint.

                  (d) Each of the Company and the Company Subsidiaries have complied with all applicable federal, state and local laws, ordinances, rules and regulations and requirements relating to the employment of labor, including, but not limited to, the provisions thereof relative to wages, hours, collective bargaining, payment of Social Security, unemployment and withholding taxes, and ensuring equality of opportunity for employment and advancement of minorities and women. Neither the Company nor any Company Subsidiary is liable for any arrears of wages or for any unpaid, accrued bonuses or benefits or any taxes or penalties for failure to comply with any of the foregoing.

                  (e) Section 3.17(e) of the Company Disclosure Schedule lists and the Company and the Company Subsidiaries have made available to Parent true and complete copies of (i) all severance, employment, and non-competition agreements with employees of the Company and the Company Subsidiaries; (ii) all severance programs and policies, whether oral or writing, formal or informal of the Company and the Company Subsidiaries (if any) with or relating to its employees; (iii) all plans, programs, agreements and other arrangements of the Company and the Company Subsidiaries with or relating to its employees which contain change of control provisions; and (iv) all employee handbooks, manuals, policies, whether written or oral, setting forth the terms and conditions or employment including, but not limited to, hiring, promotion, transfers, termination, performance reviews and evaluation.

                  (f) Except as provided in Section 3.17 of the Company Disclosure Schedule or as otherwise required by Law, no Benefit Plan provides retiree medical or retiree life insurance benefits to any person.

                  (g) The expected postretirement benefit obligations (determined as of the last day of the Company and each Company Subsidiary's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and the Company Subsidiaries are not material.

                  (h) Except as provided in Section 3.17(h) of the Company Disclosure Schedule, the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not involve, any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)(D) of the Code.

                  SECTION 3.18. Employees. Section 3.18 of the Company Disclosure Schedule lists the name, place of employment, the current annual salary rates, bonuses, deferred or contingent compensation, pension, accrued vacation, "golden parachute" and other like benefits currently payable (in cash or otherwise), the date of employment and a description of position and job function of each current salaried employee, officer, director, consultant or agent of the Company or any Company Subsidiary.

                  SECTION 3.19. Company Projects. The descriptions of the Company Projects set forth on Section 3.19 of the Company Disclosure Schedule are true and accurate, contain no misleading information and do not omit any information the omission of which would be misleading.

                  SECTION 3.20. Environmental Matters. (a) All representations and warranties (except in instances where there would be no Company Material Adverse Effect) made by the Company or any Company Subsidiary in the Material Contracts with respect to Environmental Claims, compliance with Environmental
Laws and any other matter generally relating to any actual or potential liability of, or the production, handling and disposal by, any Person with respect to Hazardous Materials, are true and correct;

                  (b) (i) all facilities and property owned, operated or leased by the Company or a Company Subsidiary are owned, operated or leased by the Company or a Company Subsidiary in compliance with all Environmental Laws, except for such violations that, singly or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect;

                           (ii) there are no pending and, to the Company's and Company Subsidiaries' Knowledge, threatened (x) claims, complaints, notices or requests for information received by the Company or a Company Subsidiary with respect to any alleged violation of any Environmental Law which would reasonably be expected to have a Company Material Adverse Effect; or (y) claims, complaints, notices or requests for information received by the Company or a Company Subsidiary regarding potential liability under any Environmental Law which would reasonably be expected to have a Company Material Adverse Effect;

                               (iii)        there have been no releases of
         Hazardous Materials in violation of any Environmental Law or which would, singly or in the aggregate, reasonably be expected to have a Company Material Adverse Effect;

                               (iv)         the Company and each Company
         Subsidiary has been issued and is in compliance with all Permits relating to environmental matters and necessary for their businesses, except when the failure to have or comply with the foregoing would not, singly or in the aggregate, reasonably be expected to have a Company Material Adverse Effect;

                               (v) except as set forth on Section 3.20 of the Company Disclosure Schedule, no property owned, operated or leased by the Company or any Company Subsidiary is listed or (to their
         Knowledge) proposed  for  listing  on  the   National Priorities  List
         pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

                               (vi) neither the Company nor any Company Subsidiary has transported or arranged for the transportation of any Hazardous Material other than in accordance with Governmental Regulations or, to their Knowledge, to any location which is listed on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against the Company or a Company Subsidiary for any remedial work, damage to natural resources or personal injury (including claims under CERCLA);

                               (vii) each Company Project is exempt from liability under CERCLA to the extent provided in Section 42 U.S.C.
         Section 9624 thereof, and with respect to any property now or previously owned, leased or operated by the Company or a Company Subsidiary that is not exempt under such statute to the extent provided therein, to the Company's or any Company Subsidiary's Knowledge, there are no polychlorinated biphenyls or friable asbestos present at any such properties in violation of Environmental Law which would, singly or in the aggregate, reasonably be expected to have a Company Material Adverse Effect;

                               (viii) no conditions exist at, on or under any property now or previously owned (as of the date of disposition thereof), leased or operated by the Company or a Company Subsidiary which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law which would reasonably be expected to have a Company Material Adverse Effect.

                   (c) If, as a result of a change to the Environmental Laws between the date hereof and the Effective Time any of the representations set forth in Section 3.20(a) and 3.20(b) are no longer accurate, Parent may terminate this Agreement without liability pursuant to Section 8.01; however, if the Merger is effectuated, Parent is not entitled to any indemnification for any breach of the representations set forth in Section 3.20(a) and 3.20(b) to the extent such breach is attributable to such change of an Environmental Law.

                  (d)  For purposes of this Agreement:


                  "CERCLA"  means  the  Comprehensive   Environmental  Response,
Compensation and Liability Act of 1980, as amended from time to time through the Effective Time.

                 "CERCLIS"  means  the  Comprehensive   Environmental  Response,
Compensation and Liability Information System, as updated from time to time through the Effective Time.

                  "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations, proceedings, consent orders or consent agreements relating in any way to any Environmental Law or any Environmental Permit (hereafter "Claims"), including, without limitation, (a) any and all Claims by Governmental Entities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (b) any and all Claims by any person seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

                  "Environmental Laws" means any federal, state, local or foreign statute, law, ordinance, regulation, rule, code or order and any enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of the environment or natural resources, and any other Law, now or hereafter in effect and as amended, relating to the environment, health, safety or Hazardous Materials (including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge thereof), including, without limitation, the CERCLA; the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss. 6901 et seq.; the Clean Water Act, 33 U.S.C. ss.ss. 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. ss.ss. 2601 et seq.; the Clean Air Act, 42 U.S.C. ss.ss. 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss.ss. 300f et seq.; the Atomic Energy Act, 42 U.S.C. ss.ss. 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. ss.ss. 136 et seq.; and the Federal Food, Drug and Cosmetic Act, 21 U.S.C. ss.ss. 301 et seq.

                  "Environmental   Permits"   means   any   permit,    approval,
identification number, license or other authorization required under any applicable Environmental Law.

                  "Hazardous Materials" means (a) any petroleum, petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials or polychlorinated biphenyls or (b) any chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant or contaminant or waste under any applicable Environmental Law.

                  SECTION 3.21. Material Contracts. (a) Section 3.21(a) of the Company Disclosure Schedule lists all of the following obligations, commitments, agreements, contracts and leases of the Company or a Company Subsidiary in effect (collectively, the "Material Contracts"):

                  (i) any agreement or plan evidencing rights to purchase securities of the Company or any Company Subsidiary or any agreement among shareholders of the Company or among equity interest owners of any Company Subsidiary;

                  (ii) any loan or other agreement, note, indenture or instrument relating to, or evidencing, indebtedness for borrowed money, or mortgaging, pledging or granting or creating a lien or security interest or other encumbrance on any property of the Company or a Company Subsidiary or any agreement or instrument evidencing any guaranty by the Company or a Company Subsidiary of payment or performance by any other party ("Loan Agreements");

                  (iii)  all  commitments   with  customers  and  utility  power
         purchasers involving a dollar amount in excess of $150,000 ("Customer Contracts");

                  (iv) any contract involving a dollar amount in excess of $150,000 for the furnishing or purchase of machinery, equipment, goods, fuel or services (including, without limitation, any agreement with processors and subcontractors);

                  (v) any agreement, license or lease relating to real estate, licensing, gas rights or mineral rights involving a dollar amount in excess of $150,000;

                  (vi) any joint venture, partnership or limited liability company contract or arrangement or other agreement involving a sharing of profits or expenses;

                  (vii) any agreement limiting the freedom of the Company or any Company Subsidiary to compete in any line of business or in any geographic area or with any party;

                  (viii) any agreement providing for disposition of any line of business, assets or securities of the Company or any Company Subsidiary, or any agreement with respect to the acquisition of any line of business, assets or shares of any other business, and any agreement of merger or consolidation or letter of intent with respect to the foregoing;

                  (ix) any agreement  relating to any Company  Project listed in
         Section 3.19 of the Company Disclosure Schedule with a dollar amount in excess of $150,000;

                  (x) all contracts and agreements that contain (A) clauses prohibiting, or requiring the giving of notice to, or the consent of, any other person in the event of, a merger with or into the Company or a change in control over the Company, or (B) clauses that deem any such occurrence to be a default (or an event that with the passage of time or the giving of notice may constitute a default) or an event that gives any other person the right to terminate or modify such contract or agreement;

                  (xi) the YESCO Agreement when executed and delivered by all parties thereto on terms and conditions reasonably acceptable to Parent and CES, such consent not to be unreasonably withheld or delayed; and

                  (xii) the Cinergy Gasco Purchase and Sale Agreement when executed and delivered by all parties thereto; and

                           (xiii) the ABB Loan Agreement, when executed and delivered by all parties thereto on terms and conditions acceptable to Parent and CES, such consent not to be unreasonably withheld or delayed.

                  (b) Except as set forth on Section 3.21(b) of the Company Disclosure Schedule, (i) the Company and each Company Subsidiary has complied in all material respects with, and the Company and that the Company Subsidiaries are not in default under any of the Material Contracts, (ii) neither the Company nor any Company Subsidiary has granted, nor been granted, any waiver or forbearance with respect to any Material Contract, (iii) the Material Contracts are valid and are in full force and effect as to the Company or any Company Subsidiary, as applicable, and, to the Knowledge of the Company, as to the other parties thereto as of the date hereof, and (iv) except as otherwise noted and reserved against in the Financial Statements, none of such Material Contracts would reasonably be expected to result in the successful assertion or claim of any liability against the Company or any Company Subsidiary in excess of that anticipated by the Material Contract. Neither the Company nor any Company Subsidiary has received a notice of default under any Material Contract, and no event has occurred or, to the Company's and any Company Subsidiary's Knowledge, would reasonably be expected to occur which (after notice and lapse of time or both) would become a breach or default under any Material Contract, or permit modification, cancellation, acceleration or termination of any Material Contract (other than termination solely as the result of the expiration, absent a default, of the term of the Material Contract).

                  (c) True copies of all such Material Contracts, including any amendments thereto and modifications thereof, have been delivered to Parent.

                  (d) Section 3.21(d) of the Company Disclosure Schedule sets forth a list of each proposal made in connection with the conduct of the Business by the Company and the Company Subsidiaries pursuant to written requests for proposals or otherwise which neither has resulted in the execution of a Material Contract as of the date hereof nor has been rejected by the party or parties to whom the proposal was delivered (provided if such proposal was accepted such resulting contract would constitute a Material Contract) (the "Company Outstanding Proposals"). To the Knowledge of the Company, all Outstanding Proposals were made in accordance with applicable Law and the directions of any written request for proposal, if applicable. A copy of each Outstanding Proposal has been delivered by the Company to Parent. Notwithstanding anything herein to the contrary, except as set forth in Section
3.22 hereof no third party (other than the Company or the Surviving Corporation) shall be entitled to any fee, commission, expense or other amount arising out of the acceptance of any Outstanding Proposal and/or the consummation of the transaction(s) contemplated thereby. The Company's obligation to make disclosure under this Section 3.21(d) is subject to any confidentiality agreements relating to any Company Outstanding Proposals, provided that the Company shall use commercially reasonable efforts to obtain any consent necessary to permit disclosure under this Section 3.21(d).

                  (e) The Company and the Company Subsidiaries are not a party to any contract, commitment or agreement (including the Material Contracts), and none of their properties and assets is subject to or bound or affected by any charter, by-law or other corporate restriction, or any order, judgment, decree, law, statute, ordinance, rule, regulation, Permit or other restriction of any kind or character, which would (i) prevent the Company from entering into this Agreement and other agreements contemplated hereby or from consummating the transactions contemplated hereby and thereby, or (ii) have a Company Material Adverse Effect.

                  (f)  Except as set forth in  Section  3.21(a)  of the  Company
Disclosure Schedule, neither the Company nor any Company Subsidiary has any obligation for money borrowed or under any guarantee nor any agreement or arrangement to borrow money or to enter into any such guarantee.

                  SECTION 3.22. Brokers. Except as set forth in the Agreement between the Company and Ewing Monroe Bemis & Co. annexed hereto as Annex 4, no broker, finder, or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of the Company.

                  SECTION   3.23.   Insurance.   Section  3.23  of  the  Company
Disclosure Schedule sets forth the carrier, coverage and limits of each insurance policy in effect relating to the Company, or any Company Subsidiary or any Benefit Plan which coverage reflects all insurance which is required by Law to be maintained by the Company and the Company Subsidiaries. All of such policies, agreements and arrangements are in full force and effect, neither the Company nor any Company Subsidiary is delinquent with respect to any premium payments thereon, no notice of cancellation has been received, and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default thereunder. The Company and the Company Subsidiaries maintain the type and amount of insurance which is adequate to protect them and their financial condition against the risks involved in the conduct of their businesses. Except as set forth in Section 3.23 of the Disclosure Schedule, neither Company nor any Company Subsidiary has any performance bonds or letters of credit which are required by law or any agreement, contract or commitment, including the Material Contracts, to be maintained or entered into by the Company or the Company Subsidiaries. None of the policies may be terminated or invalidated as a result of consummation of the Merger or require the consent of any third party to remain effect upon consummation of the Merger.

                  SECTION 3.24. Related Party Transactions. Section 3.24 of the Company Disclosure Schedule sets forth the amounts and certain terms of indebtedness or other obligations, Liabilities or commitments arising on or after September 30, 1998 (contingent or otherwise) of the Company or any Company Subsidiary to or from any present or former officer, director, partner or shareholder or any person related to, controlling, controlled by or under common control with any of the foregoing (other than for employment services performed within the past month the payment for which is not yet due), and all other transactions between such persons and the Company or any Company Subsidiary. Without limiting the generality of the foregoing, except as set forth on Section
3.24 of the Company Disclosure Schedule, as of the date hereof, there is (i) no indebtedness outstanding from the Company or any Company Subsidiary to any present or former shareholder, officer, director, or partner of the Company or any Company Subsidiary and there is no guarantee by the Company or any Company Subsidiary of the indebtedness of any present or former shareholder, officer, director or partner of the Company or any Company Subsidiary to any other person or entity and (ii) no indebtedness outstanding from any present or former officer, director, shareholder or partner of the Company or any Company Subsidiary to the Company or any Company Subsidiary and there is no guarantee by any present or former officer, director, shareholder or partner of the Company or any Company Subsidiary of the indebtedness of the Company or any Company Subsidiary.

                  SECTION 3.25. Vote Required. The affirmative vote of (i) the holders of a majority of the outstanding shares of Company Common Stock, and
(ii) the holders of a majority of the outstanding shares of each series of Company Preferred Stock, are the only votes of the holders of any class or series of capital stock of the Company necessary to approve the Merger.


                  SECTION 3.26. Tax Credits. Each Company Project is a Qualified Project. Each Project included in the YESCO Transaction shall be a Qualified Project after giving effect to the consummation of such YESCO Transaction. The Company's representations and warranties contained in Section 3.21 of the Purchase and Sale Agreement (the "Purchase Agreement") by and between AJG and the Company dated as of December 30, 1999 are deemed to be restated and incorporated herein as if fully set forth here and were true and correct as of the Effective Date (as defined in the Purchase Agreement), are true and current as of the date hereof and will be true and correct as of the Effective Date. The consummation of the Merger will not adversely affect the status of any Company Project or YESCO Project as a Qualified Project or otherwise adversely affect the availability of tax credits under Section 29 of the Code with respect to such Projects assuming that USE or Cinergy Corp. or any of its Affiliates (other than Parent and its subsidiaries) (collectively, the "Cinergy Entities") do not take any action which would cause the Seller and Purchaser of any qualified fuel respecting any Project to be treated as a "related persons" under Section 29 of the Code.


                  SECTION 3.27.     Illinois Subsidy Program.

         (a) Each of the Illinois Projects (as defined in the Note Purchase Agreement) is qualified for and is in material compliance with all legal requirements respecting the benefits of Section 8-403.1 of the Illinois Revised Statutes and the regulations thereunder (the "Illinois Retail Rate Law") and has made all filings required thereby.

         (b) Upon the consummation of the transactions described in the Yesco Agreement, each of the YESCO Illinois Projects (as defined in the AJG Agreement) will be qualified for and will be in material compliance with the Illinois Retail Rate Law and will have made all filings required thereby.

         (c) The amounts currently on deposit in the Illinois Account (as defined in the Note Purchase Agreement) established pursuant to that certain Indenture of Trust and Security Agreement dated as of November 30, 1999 among the Issuers named therein and The Chase Manhattan Bank, as Trustee, for the benefit of, inter alia, John Hancock Life Insurance Company ("Hancock") are reasonably expected to be sufficient, after giving effect to reasonably projected earnings thereon, to fund the Illinois Reimbursement Obligations (as defined in the Note Purchase Agreement) that have accrued through the Date of this Agreement. The Illinois Reimbursement Obligations accrued through September 30, 2000 does not exceed approximately $8,122,000, subject to final verification by the utilities.

         (d) Provided that (i) no Cinergy Entity directly or indirectly owns in the aggregate more than 50% of the economic or voting interests in the Company as a result of the Merger, and (ii) USE does not own more than 9 megawatts of electrical generating capacity at projects located outside of the State of Illinois, and (iii) the transactions contemplated by the YESCO Agreement are consummated prior to the Effective Time or, if they are not, AJG shall not, at or prior to the Effective Time, have disposed of any of the interests owned by AJG in the Illinois Projects on the date of this Agreement, and (iv) notice is given as required by the orders governing the rights of the Illinois Projects and the YESCO Illinois Projects under the Illinois Retail Rate Law, then the Company has no reason to believe that any rights to receive benefits under the Illinois Retail Rate Law now held by the Illinois Projects or the YESCO Illinois Projects may be terminated or invalidated by the consummation of the Merger by itself.

                  SECTION 3.28. Hancock Payment Condition. On each Amortization Date (as defined in the Note Purchase Agreement) prior to the date hereof, all conditions set forth in the Indenture of Trust and Security Agreement, including, without limitation, conditions set forth in Section 3.03(b)(viii) thereof (and any successor provisions thereto) for the payment of amounts in the Revenue Account (as defined in the Indenture of Trust and Security Agreement) to the Company and Company Subsidiaries have been satisfied. To the Company's knowledge no conditions exist which would reasonably be expected to cause such conditions not to be satisfied on any Amortization Date occurring within the Surviving Corporation's first full quarter after the Effective Date.

                  SECTION 3.29. Status under Certain Statutes. Except for the Company Projects set forth in Section 3.29 of the Company Disclosure Schedule,
(i) the Company or the respective Company Subsidiary has duly self-certified or obtained certification from the Federal Energy Regulatory Commission ("FERC") that each Company Project is a qualifying facility within the meaning of the Public Utility Regulatory Policies Act of 1978 ("PURPA") and 18 C.F.R. Part 292 ("Qualifying Facility"), (ii) each currently operating Company Project as constructed and operated in accordance with the applicable Material Contracts is a Qualifying Facility, (iii) each Company Project that is currently under construction will, when constructed and operated in accordance with the applicable Material Contracts, be a Qualifying Facility, (iv) the ownership of the equity interests in each Company Project satisfy the ownership criteria set forth in 18 C.F.R. Section 292.206, and no equity interest in any Company Project is held by an electric utility or utilities or by an electric utility holding company or companies or any combination thereof, and (v) neither the Company nor any Company Subsidiary or Company Project is engaged in the sale of any gas or electricity to retail or end-user customers. Except as set forth in
Section 3.29 of the Company Disclosure Schedule, neither Company nor any Company Subsidiary is (a) an "electric utility company", a "gas utility company", a "holding company", a "subsidiary company" of a "holding company" or "public utility company", or an "affiliate" of a "holding company" or "public utility company" as such terms are defined by the Public Utility Holding Company Act of 1935 ("PUHCA"), (b) subject to the Federal Power Act ("FPA") (other than those sections referred to in 16 U.S.C. Sections 799-803, 808, 813, 824a-3(e), 824d and 18 C.F.R. Section 292.601(c)) or the Natural Gas Act ("NGA"), or (c) subject to regulation as a "public utility", a "local distribution company", an "electrical load serving entity" or a similar entity under the laws of any state in which any Company Project is organized or located.

                                   ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES OF
                              PARENT AND MERGER SUB

                  Except as set forth in the Parent Disclosure Schedule delivered by Parent and Merger Sub to the Company prior to the execution of this Agreement (the "Parent Disclosure Schedule"), Parent and Merger Sub hereby jointly and severally represent and warrant to the Company that:

                  SECTION 4.01. Organization; Business and Qualification. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of Delaware and each is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which (i) it owns properties or (ii) the conduct of its business requires such qualification, other than those jurisdictions where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. For purposes of this Agreement, "Parent Material Adverse Effect" means any change in or effect on the business of Parent, Merger Sub or any Parent Subsidiary that is, or is reasonably likely to be, materially adverse to the assets (including intangible assets), liabilities (contingent or otherwise), condition (financial or otherwise) or results of operations of Parent, Merger Sub and the Parent Subsidiaries taken as a whole. Each jurisdiction in which the Parent and Merger Sub is required to be qualified and in good standing is set forth in Section
4.01 of the Parent Disclosure Schedule.

                  SECTION 4.02. Certificate of Incorporation and By-Laws. Parent and Merger Sub have heretofore furnished to the Company a complete and correct copy of (i) Parent and Merger Sub's Certificates of Incorporation, as amended to date, certified by the Secretary of State of the State of Delaware, and (ii) Parent and Merger Sub's By-Laws, as amended to date, certified by the Secretary or an Assistant Secretary of Parent and Merger Sub, as applicable. Parent and Merger Sub's Certificates of Incorporation and By-Laws are in full force and effect, and neither Parent nor Merger Sub is in violation of any of the provisions thereof.

                  SECTION 4.03. Parent Capital Structure. (a) The authorized capital stock of Parent consists of 50,000,000 shares of Parent Common Stock and 10,000,000 shares of preferred stock, of which 1,138,888 shares are designated Series A Preferred Stock and 875 shares are designated Series B Preferred Stock (the Series A Preferred Stock and the Series B Preferred Stock being referred to collectively as the "Authorized Parent Preferred Stock"). As of the date hereof or such other time specified herein, (i) 7,681,709 shares of Parent Common Stock are issued and outstanding (ii) 1,138,888 shares of Parent Series A Preferred Stock are issued and outstanding, (iii) 398 as of October 31, 2000 shares of Parent Series B Preferred Stock are issued and outstanding, (iv) 3,114,350 warrants to purchase 3,114,350 shares of Parent Common Stock are issued and outstanding, (v) 7,600 as of October 31, 2000 shares of Parent Common Stock are held in the treasury of Parent or by the Parent Subsidiaries, (vi) 0 shares of Authorized Parent Preferred Stock are held in the treasury of Parent or by the Parent Subsidiaries, and (vii) 7,228,675 shares of Parent Common Stock and 0 shares of Authorized Parent Preferred Stock are reserved for issuance upon exercise of (A) current stock options ("Parent Options") granted pursuant to the 2000 Executive Incentive Compensation Plan, the 1998 Executive Incentive Compensation Plan, the 1997 Stock Option Plan and the 1996 Stock Option Plan ("Parent Stock Option Plans") and otherwise or (B) 6,282,500 shares of Parent Common Stock and 0 shares of Authorized Parent Preferred Stock are reserved for issuance upon exercise of future grants of stock options and warrants. Except for Parent Options granted pursuant to the Parent Stock Option Plans, the Cinergy Subscription Agreement or pursuant to agreements or arrangements described in Section 4.03(a) of the Parent Disclosure Schedule, as of the date hereof there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Parent is a party or by which Parent is bound relating to the issued or unissued capital stock of Parent or any Parent Subsidiary or obligating Parent or any Parent Subsidiary to issue or sell any shares of capital stock of, or other equity interests in, Parent or any Parent Subsidiary. All shares of Parent Common Stock and Parent Preferred Stock subject to issuance as aforesaid, upon issuance prior to the Effective Time on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. The shares of Parent Common Stock and Parent Preferred Stock to be issued in connection with the Merger, when issued as contemplated herein, will be duly authorized, validly issued, fully paid and nonassessable and will not be issued in violation of any preemptive rights. Except as set forth in Section 4.03(a) of the Parent Disclosure Schedule and the Transaction Documents there, are no outstanding contractual obligations of Parent or any Parent Subsidiary to repurchase, redeem or otherwise acquire any shares of Parent Common Stock, Authorized Preferred Stock or any capital stock of any Parent Subsidiary. Each outstanding share of capital stock of Parent and each Parent Subsidiary is duly authorized, validly issued, fully paid and nonassessable and was not issued in violation of any preemptive rights and each such share of the capital stock of a Parent Subsidiary owned by Parent or another Parent Subsidiary is free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on Parent's or such other Parent Subsidiary's voting rights, charges and other encumbrances of any nature whatsoever, except where failure to own such shares free and clear would not, individually or in the aggregate, have a Parent Material Adverse Effect. Except as set forth in
Section 4.03(b) of the Parent Disclosure Schedule, there are no material outstanding contractual obligations of Parent or any Parent Subsidiary to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Parent Subsidiary or any other Person, other than guarantees by Company of any indebtedness of any Parent Subsidiary.

                  (b) Except as set forth in this Section 4.03 or as reserved for future grants of options and warrants under Parent Stock Option Plans, there are no equity securities of any class of Parent or Merger Sub or any Parent Subsidiary, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding phantom equity respecting the Parent, Merger Sub or any Parent Subsidiary, and there are no options, warrants, equity securities, calls, puts by other parties, rights, commitments or agreements of any character to which Parent or Merger Sub or any Parent Subsidiary is a party or by which such entity is bound (including under letters of intent, whether binding or nonbinding) obligating Parent or Merger Sub or any Parent Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests of Parent or Merger Sub or any Parent Subsidiary or obligating Parent or Merger Sub or any Parent Subsidiary to grant, extend, accelerate the vesting of, otherwise modify or amend or enter into any such option, warrant, equity security, call, puts, right, commitment or agreement. Except as set forth on
Section 4.03(b) of the Parent Disclosure Schedule, the Voting Agreement, the Pledge Agreement and the Cinergy Stock Purchase Agreement], to the Knowledge of Parent or Merger Sub, there are no voting trusts, proxies or other voting agreements, limitations or understandings with respect to the shares of capital stock or other equity interests of Parent or Merger Sub or any Parent Subsidiary.

                  SECTION 4.04. Power and Authorization. Each of Parent and Merger Sub and each Parent Subsidiary has the respective corporate, partnership or limited liability company power and authority, as applicable, to own, license or lease the properties and assets it purports to own, license or lease and to conduct its business as now conducted. The execution, delivery and performance by Parent and Merger Sub of this Agreement and any exhibit, schedule, annex or ancillary document hereto (i) has been duly authorized, (ii) do not require any approval which has not been obtained except where the failure to obtain such approval would not individually or in the aggregate have a Parent Material Adverse Effect and do not, and will not, contravene any Law, Parent or Merger Sub's Certificates of Incorporation or any other corporation document other than with respect to the federal and state securities laws, including the Securities Act, and (iii) do not constitute a default under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or any other agreement or instrument to which Parent, Merger Sub or any Parent Subsidiary is a party or by which the Parent, Merger Sub or any Parent Subsidiary or any of its properties of the Parent, Merger Sub or any Parent Subsidiary may be bound or affected. The Agreement has been duly executed and constitutes, and upon execution each such exhibit, schedule, annex or ancillary document to be executed by the Company will constitute valid obligation, legally binding upon it and enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws or by equitable principles relating to or limiting creditors' rights generally. Except as set forth in Section 4.04 of the Parent Disclosure Schedule and other than with respect to the federal and state securities laws, including the Securities Act, no consent of any other Person and no consent, permit, license, approval or authorization of, or giving notice to, filing, registration or declaration with, any Governmental Entity is required in connection with Parent and Merger Sub's execution, delivery or performance of, or the validity or enforceability of, this Agreement or any such ancillary document.

                  SECTION 4.05. Organization and Ownership of Shares of Subsidiaries; Affiliates.

                  (a) Section 4.05(a) of the Parent Disclosure Schedule contains (except as noted therein) complete and correct lists of each subsidiary of Parent and Merger Sub (each, a "Parent Subsidiary"), showing, as to each Parent Subsidiary, the correct name thereof, the jurisdiction of its organization, the status, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by Parent and Merger Sub and each other Parent Subsidiary.

                  (b) All of the outstanding shares of capital stock or similar equity interests of each Parent Subsidiary shown in Section 4.05(b) of the Parent Disclosure Schedule as being owned by Parent and Merger Sub and the Parent Subsidiaries, as applicable, have been validly issued, are fully paid and nonassessable and are owned by the applicable Parent, Merger Sub or Parent Subsidiary free and clear of all security, liens, claims, pledges, options rights of first refusal, agreements, limitations on Parent's, Merger Sub's or such other Parent Subsidiary's voting rights, charges and other encumbrances of any nature whatsoever, except where failure to own such shares free and clear would not, individually or in the aggregate, have a Parent Material Adverse Effect. Except as set forth in Section 4.05(b) of the Parent Disclosure Schedule, there are no material outstanding contractual obligations of Parent, Merger Sub or any Parent Subsidiary to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Parent Subsidiary or any other Person, other than guarantees by Parent of any indebtedness of any Parent Subsidiary identified in Section 4.19(a) of the Parent Disclosure Schedule.

                  (c) Each Parent Subsidiary identified in Section 4.05 of the Parent Disclosure Schedule is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Each such Parent Subsidiary has the corporate or other entity power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

                  SECTION 4.06. Compliance with Laws. Section 4.06 of the Parent Disclosure Schedule lists all Governmental Orders, if any, applicable to the Parent, Merger Sub or any Parent Subsidiary and each notice of a violation of Law applicable to the Parent, Merger Sub or any Parent Subsidiary issued since September 1, 1997. To the Parent's Knowledge, neither the Parent, Merger Sub nor any Parent Subsidiary is under a pending investigation with respect to a violation of Law or Governmental Order. The Parent has disclosed all violations by the Parent, Merger Sub and the Parent Subsidiaries of Laws and Governmental Orders applicable to the Parent, Merger Sub or a Parent Subsidiary which would reasonably be expected, individually or in the aggregate, to have a Parent Material Effect and no condition exists which would give rise to a violation by the Parent, Merger Sub or any Parent Subsidiary of any Law or Governmental Order, in either case which would reasonably be expected, individually or in the aggregate, to have a Parent Material Effect.

                  SECTION 4.07.  Permits.  Section 4.07 of the Parent Disclosure
Schedule lists all health and safety and other permits, licenses, authorizations, certificates, exemptions and approvals of Governmental Entities (collectively, the "Parent Permits") necessary or proper for the conduct of the business of Parent and Merger Sub. Except as set forth on Section 4.07 of the Parent Disclosure Schedule, each of such Parent Permits is in full force and effect, is final, and, based on current regulations, is not subject to appeal or judicial, governmental or other review. Parent and Merger Sub have no reason to believe that any of the Parent Permits listed in Section 4.07 of the Parent Disclosure Schedule, which Parent and Merger Sub have applied or will apply for, will not be obtained in the normal course of business and without any conditions or limitations that would reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect.

                  SECTION 4.08.  Litigation; No Default.

                  (a)  Except  as set  forth  in  Section  4.08  of  the  Parent
Disclosure Schedule, there is no judgment, action, investigation, claim, complaint, notice of violation, injunction, order, decree, directive, action, suit, arbitration or proceeding or labor dispute pending or threatened either pursuant to written notification or to the Knowledge of Parent, Merger Sub or Parent Subsidiary in any court or before or by any Governmental Entity, arbitrator, board or authority against or affecting Parent or Merger Sub or any Parent Subsidiary; and

                  (b) Except as set forth in Section 4.08 of the Parent Disclosure Schedule, neither Parent nor Merger Sub nor any Parent Subsidiary is in default or has Knowledge of any event that, with the passage of time or giving notice, may constitute a default under any agreement, bond, note, indenture, mortgage, loan agreement, order or judgment or any material ordinance, resolution or decree to which it is a party or by which it is bound, or any other agreement or other instrument by which it or any of the properties or assets owned by it or used in the conduct of its business is affected, except where such default or event would not, individually or in the aggregate, have a Parent Material Adverse Effect.

                  SECTION 4.09. Taxes. Parent, Merger Sub, each Parent Subsidiary and each Parent Benefit Plan have filed all United States federal and state tax returns and reports and all other tax returns and reports with each appropriate Governmental Entity in all jurisdictions in which such returns and reports are required to be filed for all fiscal years through the fiscal year ended January 31, 2000, and such returns and reports accurately reflect in all respects the taxes, assessments and charges of Parent and Merger Sub and each Parent Subsidiary for the periods covered thereby. Parent, Merger Sub, each Parent Subsidiary and each Parent Benefit Plan have paid all Taxes, assessments and other charges which have become due to any Governmental Entity having jurisdiction over Parent or Merger Sub or Parent Subsidiary or any of their properties and no Tax Liens have been filed and no claims are being asserted against Parent or Merger Sub or a Parent Subsidiary or any properties of Parent or Merger Sub or a Parent Subsidiary or any Parent Benefit Plan. None of the federal or state income tax returns of Parent and Merger Sub or a Parent Subsidiary are under audit. Except as set forth on Section 4.09 of the Parent Disclosure Schedule, neither Parent nor Merger Sub nor any Parent Subsidiary has any Knowledge of any income events or unpaid Taxes, assessments or charges which may be due and payable against it or any of its properties, or any Parent Benefit Plan or any basis for any other Tax or assessment attributable to any period (or partial period) ending on or before the Closing Date. The charges, accruals and reserves on the books of Parent and Merger Sub and each Parent Subsidiary in respect of Federal, state or other Taxes for all fiscal periods (or partial periods) up to and including the Closing Date are adequate in all material respects.

                  SECTION 4.10. Assets, Title; Liens; Etc. (a) The assets of Parent and Merger Sub and each Parent Subsidiary, including real, personal and mixed, tangible and intangible, necessary or useful to the operation of its business (the "Parent Assets") are in working order, and suitable for the uses intended. The Parent Assets comply with and are operated in conformity with all applicable Laws, Parent Permits and other requirements relating thereto adopted or currently in effect. No default or event of default by Parent or Merger Sub or a Parent Subsidiary exists, and no event which, with notice or lapse of time or both, would constitute a default by Parent or Merger Sub or a Parent Subsidiary, has occurred and is continuing, under terms or provisions, express or implied, of any such lease, agreement or other instrument or under the terms or provisions of any agreement to which any of such Parent Assets is subject, nor has Parent or Merger Sub or a Parent Subsidiary received notice of any claim of such default, except where such default or event of default would not, individually or in the aggregate, have a Parent Material Adverse Effect.

                           (b)      Except as set forth  in Section 4.10(b) of
the Parent Disclosure Schedule, the Parent, Merger Sub and each of the Parent Subsidiaries has good title to all of the Parent Assets currently used or proposed to be used by the Parent, Merger Sub or such Parent Subsidiary in the conduct of its business as currently conducted and proposed to be conducted, free and clear of any liens and encumbrances.

                  SECTION 4.11. Books and Records; Bank Accounts, etc. (a) The books of account and other financial and corporate records of Parent and Merger Sub and the Parent Subsidiaries are complete and accurate and are maintained in accordance with good business practices. The minute books of Parent, Merger Sub and the Parent Subsidiaries as previously made available to the Company and its counsel contain accurate records of all meetings and accurately reflect all other corporate action of the shareholders and directors (and committees thereof) of Parent, Merger Sub and the Parent Subsidiaries.

                  (b) Section 4.11(b) of the Parent Disclosure Schedule sets forth a complete list of (i) the name and address of each bank and brokerage firm with which Parent or Merger Sub or any Parent Subsidiary has any accounts, safe deposit boxes, lock boxes or vaults, (ii) the account numbers relating thereto, and (iii) the names of all persons authorized to deal with such accounts or to have access to such boxes or vaults.

                  SECTION 4.12. Powers of Attorney. No person has any power of attorney to act on behalf of Parent, Merger Sub or any Parent Subsidiary in connection with any of its properties or business affairs other than such powers to so act as normally pertain to the officers of such entity.

                  SECTION 4.13. Conduct in the Ordinary Course; Absence of Certain Changes, Events and Conditions. Since January 31, 2000, except as disclosed in Section 4.13 of the Parent Disclosure Schedule or the Parent SEC Reports, the business of Parent, Merger Sub and the Parent Subsidiaries has been conducted only in (and they have not engaged in any transaction other than according to) the ordinary course and consistent with past practice. As amplification and not limitation of the foregoing, except as disclosed in
Section 4.13 of the Parent Disclosure Schedule, since January 31, 2000, there has not been:

                  (i) any adverse change in the financial condition, business condition, assets or liabilities or results of operations of Parent, Parent Subsidiary and Merger Sub or any development or combination of developments of which the Parent, Parent Subsidiaries or the Merger Sub have Knowledge, individually or in the aggregate which changes or developments have had or are reasonably likely to have a Parent Material Adverse Effect;

                  (ii) any damage, destruction or loss in excess of $150,000 in the aggregate (whether or not covered by insurance) adversely affecting any of the Parent Assets or any damage, destruction or loss in excess of $50,000 in the aggregate (which is not covered by insurance) adversely affecting any of the Parent Assets;

                  (iii) any obligation or liability undertaken or incurred by Parent or Merger Sub or any Parent Subsidiary (whether absolute, accrued, contingent or otherwise and whether due or to become due), or any transaction, contract or commitment entered into by Parent or Merger Sub or any Parent Subsidiary in excess of $100,000;

                  (iv) any payment, discharge or satisfaction of any claim, lien, encumbrance or liability of Parent, Merger Sub or any Parent Subsidiary outside the ordinary course of business;

                  (v)  any  sale,  transfer,   conveyance,   assignment,  lease,
         license, pledge, mortgage or other disposition or encumbrance by Parent, Merger Sub or any Parent Subsidiary of any assets of Parent, Merger Sub or any Parent Subsidiary having a value of $75,000 individually or $150,000 in the aggregate, or more, except in the ordinary course of business and consistent with past practices of Parent or Merger Sub;

                  (vi) any modification, amendment, cancellation, termination, revocation, rescission, or waiver of any rights, pursuant to any Parent Material Contract;

                  (vii) any change in the accounting methods or practices followed by Parent or Merger Sub or any Parent Subsidiary or any change in the depreciation or amortization policies or rates theretofore adopted and applied;

                  (viii) any increase in the compensation of the directors, officers and employees of Parent, Merger Sub or any Parent Subsidiary, other than any increase pursuant to any bonus, pension, profit-sharing or other plan or commitment described in Section 4.13 of the Parent Disclosure Schedule, the formulae or commission rates of which have not been amended or changed since January 31, 2000;

                  (ix) declared, paid or set aside for payment by Parent, Merger Sub or any Parent Subsidiary any dividend or other distribution in respect to its capital stock or other securities, or redeemed, purchased or otherwise acquired any of its capital stock or other securities;

                  (x) issued,  authorized  for  issuance,  nor entered  into any commitment to issue by Parent, Merger Sub or any Parent Subsidiary any equity security, stock option, warrant or any other security convertible or exercisable into an equity security, bond, note or other security of Parent, Merger Sub or any Parent Subsidiary;

                  (xi) any extraordinary transaction or payments between (i) any of the officers, directors or shareholders of Parent, Merger Sub or any Parent Subsidiary or any affiliate or other related party or entity on the one hand and (ii) Parent, Merger Sub or any Parent Subsidiary on the other hand;

                  (xii) the termination, whether voluntarily or involuntarily, of any management-level employee of Parent, Merger Sub or Parent Subsidiary; or

                  (xiii) any agreement or understanding entered into by Parent or Merger Sub or any Parent Subsidiary whether in writing or otherwise, for Parent, Merger Sub or any Parent Subsidiary to take any of the actions specified in this Section 4.13.

                  SECTION 4.14. Intellectual Property. Except in instances where there would be no Parent Material Adverse Effect:

                  (a) Parent, Merger Sub and each Parent Subsidiary owns or possesses all licenses, permits, franchises, authorizations, know-how, trade secrets, or other proprietary rights and technology or rights thereto, that individually or in the aggregate are material to operate its business as now conducted and as presently proposed to be conducted, without any known conflict with the rights of others;

                  (b) no product of Parent or Merger Sub or any Parent Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

                  (c) there is no material violation by any Person of any right of Parent or Merger Sub or any Parent Subsidiary with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by Parent or Merger Sub or such Parent Subsidiary.

                  SECTION 4.15.  Employee  Benefit  Plans;  Labor  Matters.  (a)
Section 4.15(a) of the Parent Disclosure Schedule sets forth a list of every bonus, incentive, deferred or current compensation, excess benefits, profit sharing, pension, thrift, stock option, savings, retirement, severance, sickness, accident, medical, disability, hospitalization, vacation, insurance or other plan, agreement, or arrangement, whether written or oral, formal or informal, which provides benefits to or for or on behalf of any one or more employees of Parent, Merger Sub and Parent Subsidiaries (including, without limitation, any "employee benefit plan", as defined in section 3(3) of ERISA and each other plan or program maintained, sponsored, or contributed to by Parent, Merger Sub or any Parent Subsidiary, or with respect to which Parent or Merger Sub or any Parent Subsidiary could incur liability under section 4069, 4212(c) or 4204 global of ERISA (the "Parent Benefit Plans"). With respect to the Parent Benefits Plans, to the extent applicable, Parent and Merger Sub have made available to the Company a true and complete copy of (i) the most recent annual report (Form 5500) filed with the IRS or DOL, (ii) such Parent Benefit Plan document, (iii) each trust agreement relating to such Parent Benefit Plan, (iv) the most recent summary plan description for each Parent Benefit Plan for which a summary plan description is required, (v) the most recent actuarial report or valuation relating to a Parent Benefit Plan subject to Title IV of ERISA and
(vi) the most recent determination letter issued by the IRS with respect to any Parent Benefit Plan qualified under section 401(a) of the Code.

                  (b) With respect to the Parent Benefit Plans, no event has occurred and, to the Knowledge of Parent, Merger Sub and any Parent Subsidiary, there exists no condition or set of circumstances in connection with which Parent or Merger Sub or any Parent Subsidiary could be subject to any liability under the terms of such Parent Benefit Plans, ERISA, the Code or any other applicable Law.

                  (c) Except as set forth in Section 4.15(c) of the Parent Disclosure Schedule, neither Parent nor Merger Sub nor any Parent Subsidiary is a party to any collective bargaining or other labor union contract applicable to persons employed by Parent or Merger Sub or any Parent Subsidiary and no collective bargaining agreement or other labor union contract is being negotiated by Parent or Merger Sub or any Parent Subsidiary. As of the date of this Agreement, there is no labor dispute, strike or work stoppage against Parent or Merger Sub or any Parent Subsidiary pending or threatened in writing which may interfere with the respective business activities of Parent or Merger Sub or any Parent Subsidiary. As of the date of this Agreement, to the Knowledge of Parent, Merger Sub or Parent Subsidiaries, none of Parent or Merger Sub, the Parent Subsidiaries, or their respective representatives or employees, has committed any unfair labor practices in connection with the operation of the respective businesses of Parent and Merger Sub and any Parent Subsidiary. There is no charge or complaint against Parent or Merger Sub or any Parent Subsidiary by the National Labor Relations Board or any comparable state or foreign agency pending or threatened in writing or to their Knowledge any fact or circumstance that would reasonably likely serve as the basis for such charge or complaint.

                  (d) Each of Parent and Merger Sub and the Parent Subsidiaries have complied with all applicable federal, state and local laws, ordinances, rules and regulations and requirements relating to the employment of labor, including, but not limited to, the provisions thereof relative to wages, hours, collective bargaining, payment of Social Security, unemployment and withholding taxes, and ensuring equality of opportunity for employment and advancement of minorities and women. Neither Parent nor Merger Sub nor any Parent Subsidiary is liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

                  (e) Section 4.15(e) of the Parent Disclosure Schedule lists and Parent, Merger Sub and the Parent Subsidiaries have made available to the Company true and complete copies of (i) all severance, employment and non-competition agreements with employees of Parent and Merger Sub and the Parent Subsidiaries; (ii) all severance programs and policies, whether oral or in writing, formal or informal of Parent and Merger Sub and the Parent
Subsidiaries (if any) with or relating to its employees; (iii) all plans, programs, agreements and other arrangements of Parent and Merger Sub and the Parent Subsidiaries with or relating to its employees which contain change of control provisions; and (iv) all employee handbooks, manuals, policies, whether written or oral, setting forth the terms and conditions of employment including, but not limited to, hiring, promotion, transfers, termination, performance reviews and evaluations.

                  (f) Except as provided in Section 4.15(f) of the Parent Disclosure Schedule or as otherwise required by Law, no Parent Benefit Plan provides retiree medical or retiree life insurance benefits to any person.

                  (g)   The   expected    postretirement   benefit   obligations
(determined as of the last day of the Parent and each Parent Subsidiary's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Parent and the Parent Subsidiaries are not material.

                  (h) Except as provided in Section 4.15(h) of the Parent Disclosure Schedule, the execution and delivery of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)(D) of the Code.

                  SECTION 4.16. Employees. Section 4.16 of the Parent Disclosure Schedule lists the name, place of employment, the current annual salary rates, bonuses, deferred or contingent compensation, pension, accrued vacation, "golden parachute" and other like benefits currently payable (in cash or otherwise), the date of employment and a description of position and job function of each current salaried employee, officer, director, consultant or agent of the Parent or any Parent Subsidiary whose annual base salary equals or exceeds $100,000.

                  SECTION 4.17. Parent Projects. The descriptions of the Parent's Projects set forth on Section 4.17 of the Parent Disclosure Schedule are true and accurate, contain no misleading information and do not omit any information the omission of which would be misleading.

                  SECTION 4.18.  Environmental Matters.

                  (a) All representations and warranties (except in instances where there would be no Parent Material Adverse Effect) made by Parent or any Parent Subsidiary in the Parent Material Contracts with respect to Environmental Claims, compliance with Environmental Laws and any other matter generally relating to any actual or potential liability of, or the production, handling and disposal by, any Person with respect to Hazardous Materials, are true and correct;

                  (b) (i) all facilities and property owned, operated or leased by Parent or Merger Sub or a Parent Subsidiary are owned, operated or leased by Parent or Merger Sub or a Parent Subsidiary in compliance with all Environmental Laws, except for such violations that, singly or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect;

                               (ii) there are no pending and to Parent's, Merger Sub's and Parent Subsidiaries' Knowledge, threatened (x) claims, complaints, notices or requests for information received by Parent or a Parent Subsidiary with respect to any alleged violation of any Environmental Law which would reasonably be expected to have a Parent Material Adverse Effect; or (y) claims, complaints, notices or requests for information received by Parent or a Parent Subsidiary regarding potential liability under any Environmental Law which would reasonably be expected to have a Parent Material Adverse Effect;

                               (iii)        there have been no releases of
         Hazardous Materials in violation of any Environmental Law or which would, singly or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect;

                               (iv) Parent and each Parent Subsidiary has been issued and is in compliance with all Permits relating to environmental matters and necessary for their businesses, except when the failure to have or comply with the foregoing would not, singly or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect;

                               (v)          except  as set  forth on  Section
         4.18(b) of the Parent Disclosure Schedule, no property owned, operated or leased by Parent or any Parent Subsidiary is listed or (to their Knowledge) proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

                               (vi) neither Parent nor any Parent Subsidiary has transported or arranged for the transportation of any Hazardous Material other than in accordance with Governmental Regulations or, to their Knowledge, to any location which is listed on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against Parent or a Parent Subsidiary for any remedial work, damage to natural resources or personal injury (including claims under CERCLA);

                               (vii) to Parent and any Parent Subsidiary's Knowledge, there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned, leased or operated by Parent or a Parent Subsidiary in violation of Environmental Law or which would, singly or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect;

                               (viii) no conditions exist at, on or under any property now or previously owned (as of the date of disposition thereof), leased or operated by Parent or Merger Sub or a Parent Subsidiary which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law which would reasonably be expected to have a Parent Material Adverse Effect.

                           (c) If, as a result of a change to the Environmental Laws between the date hereof and the Effective Time any of the representations set forth in Section 4.18(a) and 4.18(b) are no longer accurate, the Company may terminate this Agreement without liability pursuant to Section 8.01; however, if Merger is effectuated, neither the Company nor any Shareholder is entitled to any indemnification for any breach of the representations set forth in Section 4.18(a) and 4.18(b) to the extent such breach is attributable to such change of an Environmental Law.

                  SECTION 4.19. Parent Material Contracts. (a) Section 4.19(a) of the Parent Disclosure Schedule lists all of the following obligations, commitments, agreements, contracts and leases of Parent or Merger Sub or a Parent Subsidiary in effect (collectively, the "Parent Material Contracts"):

                  (i) any agreement or plan evidencing rights to purchase securities of Parent, Merger Sub or any Parent Subsidiary or any agreement among shareholders of Parent or Merger Sub or among equity interest owners of any Parent Subsidiary;

                  (ii) any loan or other agreement, note, indenture or instrument relating to, or evidencing, indebtedness for borrowed money, or mortgaging, pledging or granting or creating a lien or security interest or other encumbrance on any property of Parent or Merger Sub or a Parent Subsidiary or any agreement or instrument evidencing any guaranty by Parent or Merger Sub or a Parent Subsidiary of payment or performance by any other party ("Parent Loan Agreements");

                  (iii)  all  commitments   with  customers  and  utility  power
         purchasers involving a dollar amount in excess of $150,000 ("Parent Customer Contracts");

                  (iv) any contract involving a dollar amount in excess of $150,000 for the furnishing or purchase of machinery, equipment, goods, fuel or services (including, without limitation, any agreement with processors and subcontractors);

                  (v) any agreement license or lease relating to real estate, licensing or geothermal rights involving a dollar amount in excess of $150,000;

                  (vi) any joint venture, partnership or limited liability company contract or arrangement or other agreement involving a sharing of profits or expenses;

                  (vii) any agreement limiting the freedom of Parent, Merger Sub or any Parent Subsidiary to compete in any line of business or in any geographic area or with any party;

                  (viii) any agreement providing for disposition of any line of business, assets or securities of Parent, Merger Sub or any Parent Subsidiary, or any agreement with respect to the acquisition of any line of business, assets or shares of any other business, and any agreement of merger or consolidation or letter of intent with respect to the foregoing;

                  (ix) all contracts and agreements that contain (A) clauses prohibiting, or requiring the giving of notice to, or the consent of, any other person in the event of, a merger with or into Merger Sub , or
         (B) clauses that deem any such occurrence to be a default (or an event that with the passage of time or the giving of notice may constitute a default) or an event that gives any other person the right to terminate or modify such contract or agreement; and

                  (x) any  agreement  relating to any Parent  Project  listed in
         Section 4.17 of the Parent Disclosure Schedule with a dollar value in excess of $150,000.

                  (b) Except as set forth on Section 4.19(b) of the Parent Disclosure Schedule, (i) the Parent, Merger Sub and each Parent Subsidiary has complied in all material respects with, and the Parent, Merger Sub and each Parent Subsidiary is not in default under, any of the Parent Material Contracts,
(ii) neither Parent nor Merger Sub nor any Parent Subsidiary has granted, nor been granted, any waiver or forbearance with respect to any Parent Material Contract, (iii) the Parent Material Contracts are valid and are in full force and effect as to Parent or Merger Sub or any Parent Subsidiary, as applicable (and, to the Knowledge of Parent and Merger Sub, as to the other parties thereto) as of the date hereof, and (iv) except as otherwise noted and reserved against in the Parent Financial Statements, none of such Parent Material Contracts would reasonably be expected to result in the successful assertion or claim of any liability against Parent or Merger Sub or any Parent Subsidiary in excess of that anticipated by the Parent Material Contract. Neither Parent nor Merger Sub nor any Parent Subsidiary has received a notice of default under any Parent Material Contract, and no event has occurred or, to Parent, Merger Sub's and any Parent Subsidiary's Knowledge, would reasonably be expected to occur which (after notice and lapse of time or both) would become a breach or default under any Parent Material Contract, or permit modification, cancellation, acceleration or termination of any Parent Material Contract (other than termination solely as the result of the expiration, absent a default, of the term of the Parent Material Contract).

                  (c) True copies of all such Parent Material Contracts, including any amendments thereto and modifications thereof, have been delivered to the Company.

                  (d) Section 4.19(d) of the Parent Disclosure Schedule sets forth a list of each proposal made in connection with the conduct of the Business by Parent and Merger Sub and any Parent Subsidiary pursuant to written requests for proposals or otherwise which neither has resulted in the execution of a Parent Material Contract as of the date hereof nor has been rejected by the party or parties to whom the proposal was delivered (provided if such proposal was accepted such resulting contract would constitute a Parent Material Contract) (the "Parent Outstanding Proposals"). To the Knowledge of Parent and Merger Sub, all Parent Outstanding Proposals were made in accordance with applicable Law and the directions of any written request for proposal, if applicable. A copy of each Parent Outstanding Proposal has been delivered by Parent and Merger Sub to the Company. Notwithstanding anything herein to the contrary, except as provided in Section 3.22 hereof, no third party (other than Parent or Merger Sub or the Surviving Corporation) shall be entitled to any fee, commission, expense or other amount arising out of the acceptance of any Parent Outstanding Proposal and/or the consummation of the transaction(s) contemplated thereby. Parent and Merger Sub's obligation to make disclosure under this
Section 4.19(d) is subject to any confidentiality agreements relating to any Parent Outstanding Proposals provided that Parent shall use commercially reasonable any efforts to obtain any consent necessary to permit disclosure under this Section 4.19(d).

                  (e) The Parent, Merger Sub and the Parent Subsidiaries are not a party to any contract, commitment or agreement (including the Parent Material Contracts), and none of their properties and assets is subject to or bound or affected by any charter, by-law or other corporate restriction, or any order, judgment, decree, law, statute, ordinance, rule, regulation, Parent Permit or other restriction of any kind or character, which would (i) prevent Parent or Merger Sub from entering into this Agreement and other agreements contemplated hereby or from consummating the transactions contemplated hereby and thereby, or
(ii) have a Parent Material Adverse Effect.

                  (f) Except as set forth in Section 4.19(f) of the Parent Disclosure Schedule, neither Parent nor Merger Sub nor any Parent Subsidiary has any obligation for money borrowed or under any guarantee nor any agreement or arrangement to borrow money or to enter into any such guarantee.

                  SECTION 4.20. Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of Parent or Merger Sub.

                  SECTION 4.21. Insurance. Parent and Merger Sub and each Parent Subsidiary is in compliance with all requirements to maintain insurance contained in any Parent Material Contract. All insurance policies held by Parent or Merger Sub or any Parent Subsidiary are in full force and effect and all premium payments required by such policies are current.

                  SECTION 4.22. Related Party Transactions. Section 4.22 of the Parent Disclosure Schedule sets forth the amounts and certain terms of indebtedness or other obligations, Liabilities of the Parent or commitments arising on or after September 30, 1998 were (contingent or otherwise) of Parent or Merger Sub or any Parent Subsidiary to or from any present or former officer, director, partner or shareholder or any person related to, controlling, controlled by or under common control with any of the foregoing (other than for employment services performed within the past month the payment for which is not yet due), and all other transactions between such persons and Parent or Merger Sub or any Parent Subsidiary within the last two years. Without limiting the generality of the foregoing, except as set forth on Section 4.22 of the Parent Disclosure Schedule, as of the date hereof, there is (i) no indebtedness outstanding from Parent or Merger Sub or any Parent Subsidiary to any present or former shareholder, officer, director or partner of Parent or Merger Sub or any Parent Subsidiary and there is no guarantee by Parent or Merger Sub or any Parent Subsidiary of the indebtedness of any present or former shareholder, officer, director or partner of Parent, Merger Sub or any Parent Subsidiary to any other person or entity and (ii) no indebtedness outstanding from any present or former officer, director, shareholder or partner of the Parent, Merger Sub, or any Parent Subsidiary to the Parent, Merger Sub or any Parent Subsidiary and there is no guarantee by any present or former officer, director, shareholder or partner of the Parent, Merger Sub or any Parent Subsidiary of the indebtedness of the Parent, Merger Sub or any Parent Subsidiary.

                  SECTION 4.23. Vote Required. The affirmative vote of (i) the holders of a majority of the outstanding shares of Parent Common Stock and the Parent's Series A Preferred Stock voting together as a single class and (ii) the holders of Merger Sub Common Stock are the only votes of the holders of any class or series of capital stock of Parent and Merger Sub necessary to approve the Merger.

                  SECTION 4.24. SEC Filings; Parent Financial Statements. (a) Parent has made all filings required to be filed by it under the Exchange Act since January 31, 1997 through the date of this Agreement (collectively, the "Parent SEC Reports"). The Parent SEC Reports were prepared in all material respects in accordance with the requirements of the Exchange Act. None of the Parent SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No security of any Parent Subsidiary is required to be registered pursuant to Section 12(b) or 12(g) of the Exchange Act. A complete listing of all Parent SEC Reports filed by Parent on form 10K, form 10Q, form 8-K or Schedule 14A since January 1, 1997 is annexed hereto as Section 4.24 of the Parent Disclosure Schedule.

                  (b) Each of the consolidated financial statements including consolidated balance sheets of the Parent and any Parent Subsidiary and the related statements of income, shareholders equity and cash flow for the fiscal year and fiscal quarter then ended together with notes thereto contained in the Parent SEC Reports (the "Parent Financial Statements") was prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and each presented fairly the consolidated financial position of Parent and the consolidated Parent Subsidiaries as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein (subject, in the case of unaudited statements, to normal year-end adjustments which were not and are not expected, individually or in the aggregate, to have a Parent Material Adverse Effect).

                  (c) No Undisclosed Liabilities. There are no Liabilities of the Parent or any Parent Subsidiary and there is no existing condition or set of circumstances which could reasonably be expected to result in such a Liability, other than Liabilities of the Parent and the Parent Subsidiaries (a) reflected or reserved against on the Financial Statements or (b) which do not and could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Reserves are reflected on the Parent Financial Statements against all Liabilities of Parent and the Parent Subsidiaries in amounts that have been established on a basis consistent with the past practices of the Parent and the Parent Subsidiaries and in accordance with GAAP.

                  SECTION 4.25.  Ownership of Merger Sub; No Prior Activities.

                  (a) Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement.

                  (b) As of the Effective Time, Parent and CSI will own all of the capital stock of Merger Sub. As of the Effective Time, except for the Merger Sub Stockholders Agreement there will be no options, warrants or other rights (including registration rights), agreements, arrangements or commitments to which Merger Sub is a party of any character relating to the issued or unissued capital stock of, or other equity interests in, Merger Sub or obligating Merger Sub to grant, issue or sell any shares of the capital stock of, or other equity interests in, Merger Sub, by sale, lease, license or otherwise. Except for the Merger Sub Stockholder Agreement, there are no obligations, contingent or otherwise, of Merger Sub to repurchase, redeem or otherwise acquire any shares of the capital stock of Merger Sub.

                  (c) As of the date hereof and the Effective Time, except for obligations or liabilities incurred in connection with its incorporation or organization and the transactions contemplated by this Agreement, Merger Sub has not and will not have incurred, directly or indirectly, through any subsidiary or affiliate, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any person.

                  SECTION 4.26. Status under Certain Statutes. (a) Except for the Parent's Projects set forth in Section 4.26 of the Parent Disclosure Schedule, (i) Parent or the respective Parent Subsidiary has duly self-certified or obtained certification from the FERC that each Parent Project is a Qualifying Facility, (ii) each currently operating Parent Project as constructed and operated in accordance with the applicable Parent Material Contracts is a Qualifying Facility, (iii) there are no Parent Projects currently under construction and (iv) the ownership of the equity interests in each Parent Project satisfy the ownership criteria set forth in 18 C.F.R. Section 292.206. Except as set forth in Section 4.26 of the Parent Disclosure Schedule, neither
Parent, Merger Sub nor any Parent Subsidiary is (a) an "electric utility company", a "gas utility company", a "holding company" or, to their Knowledge, a "subsidiary company" or an "affiliate" of a "public utility company" as such terms are defined by PUHCA, (b) subject to the FPA (other than those sections referred to in 16 U.S.C. Sections 799-803, 808, 813, 824a-3(e), 824d and 18
C.F.R. Section 292.601(c)) or the NGA, or (c) subject to regulation as a "public utility", a "local distribution company", an "electrical load serving entity" or a similar entity under the laws of any state in which any Parent Projects is organized or located.

                  (b) The Cinergy Entities will not directly or indirectly own in the aggregate more than 50% of the economic or voting interests in the Company as a result of the Merger, and, as of the Effective Date, USE will not own more than 9 megawatts of electrical generating capacity at projects located outside of the State of Illinois.



                                    ARTICLE V

                                    COVENANTS

                  SECTION 5.01. Conduct of Business by the Company Pending the Closing. The Company agrees that, between the date of this Agreement and the Effective Time, except as contemplated by any other provision of this Agreement, unless Parent shall otherwise agree in writing, which agreement shall not be unreasonably withheld or delayed, (i) the business of the Company and the Company Subsidiaries shall be conducted only in, and the Company and the Company Subsidiaries shall not take any action except in, the ordinary course of business consistent with past practice and (ii) the Company shall use its reasonable best efforts to keep available the services of such of the current officers, significant employees and consultants of the Company and the Company Subsidiaries and to preserve the current relationships of the Company and the Company Subsidiaries with such of the customers, suppliers and other persons with which the Company or any Company Subsidiary has significant business relations as the Company deems reasonably necessary in order to preserve substantially intact its business organization. By way of amplification and not limitation, except as set forth in Section 5.01 of the Company Disclosure Schedule or as contemplated by any other provision of this Agreement, the Board of Directors of the Company shall not (unless required by applicable Laws or stock exchange regulations) cause or permit the Company or any Company
Subsidiary to, and shall neither cause nor permit any of the Company's affiliates (over which it exercises control), or any of their officers, directors, employees and agents to, between the date of this Agreement and the Effective Time, directly or indirectly, do, or agree to do, any of the following without the prior written consent of Parent, which consent shall not be unreasonably withheld or delayed:

                  (a) amend or otherwise change its Certificate of Incorporation or By-laws or equivalent organizational documents;

                  (b) issue, sell, pledge, dispose of, grant, transfer, lease, license, guarantee, encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer, lease, license, guarantee or encumbrance of, (i) any shares of capital stock of the Company or any Company Subsidiary of any class, or securities convertible or exchangeable or exercisable for any shares of such capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of the Company or any Company Subsidiary (other than the issuance of shares issued upon the exercise of options set forth in Section 3.03(a) of the Company Disclosure Schedule and the issuance of shares of Company Common Stock upon the exercise of options or conversions of shares of Company Preferred Stock in accordance with their terms if such issuance will not affect the aggregate Merger Consideration) or (ii) any property or assets of the Company or any Company Subsidiary, except in the ordinary course of business and in a manner consistent with past practice;

                  (c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

                  (d) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

                  (e) (i) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization, person or any division thereof or any assets, other than acquisitions of assets in the ordinary course of business consistent with past practice for consideration that are not, in the aggregate, in excess of $250,000;
         (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person for borrowed money in excess of $250,000 in the aggregate, except for indebtedness for borrowed money incurred in the ordinary course of business and consistent with past practice or incurred to refinance outstanding indebtedness for borrowed money existing on the date of this Agreement, it being agreed that in the event the Company or any Company Subsidiaries incur any indebtedness which restricts the Company's or Company Subsidiaries' use or rights to Company revenues, the Company, Parent and Merger Sub shall amend this Agreement to include a warranty and representation substantially similar to Section
         3.28 hereof, respecting the Company's right to receive Company revenues under such new indebtedness; (iii) except for extending the term of the Company's real property lease for its headquarters in Avon, Connecticut by no more than five years in substantial conformance with Exhibit 6.07(b) hereto, terminate, cancel or request any material change in, or agree to any material change in any Company Material Contract or enter into any contract or agreement material to the business, results of operations or financial condition of the Company and the Company Subsidiaries taken as a whole, in either case other than in the ordinary course of business, consistent with past practice; (iv) make or authorize any capital expenditure, other than capital expenditures that are not, in the aggregate, in excess of $100,000 for the Company and the Company Subsidiaries taken as a whole; or (v) enter into or amend any contract, agreement, commitment or arrangement that, if fully performed, would not be permitted under this Section 5.01(e);

                  (f) increase the compensation payable or to become payable to its officers or employees, except for increases in accordance with past practices in salaries or wages of employees of the Company or any Company Subsidiary who are not officers of the Company, or grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Company or any Company Subsidiary, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, except to the extent required by applicable Law or the terms of any Benefit Plan currently in effect or the terms of a collective bargaining agreement; provided, however, that the Company may pay 1998 bonuses, and increased salaries, effective December 1, 1999, to Messrs. Zahren, Carolan, Augustine and Laughlin in an aggregate amount of no more than $200,000 subject to Section 2.05 hereof;

                  (g) take any action with respect to accounting policies or procedures, other than actions in the ordinary course of business and consistent with past practice;

                  (h) waive, release, assign, settle or compromise any material claims or litigation;

                  (i) make any tax election or settle or compromise any material federal, state, local or foreign income tax liability;

                  (j) enter into or amend any agreement with, or make any loan or advance to any affiliates, officers, directors or employees of Company or a Company Subsidiary;

                  (k) amend, terminate or waive any material right under any Material Contract;

                  (l) execute any definitive documentation or consummate any transaction respecting any Company Outstanding Proposal except on terms substantially in accordance with the disclosure made by the Company pursuant to Section 3.21(d) hereof; or

                  (m) authorize or enter into any formal or informal agreement or otherwise make any commitment to do any of the foregoing.

         To the extent that the Company, after the date hereof, does any of the foregoing or enters into any agreement which would be a Material Contract if it were entered into prior to the date hereof, the Company's representations and warranties shall apply to such actions, instruments, agreements and Contracts as if they had occurred prior to the date hereof and the Company will promptly amend any Disclosure Schedule which no longer is accurate.

         The Company prior to the Effective Time shall use commercially reasonable efforts to consummate the YESCO Transaction, those portions of the AJG Genco Transaction that are required to be consummated prior to the Closing Date, the AJG Gasco Transaction and the transactions contemplated by the ABB Loan Agreement; provided, however, that the final form of the YESCO Agreement, the ABB Loan Agreement and the agreement for the AJG Gasco Transaction shall be subject to the prior written approval of Parent, which approval shall not be unreasonably withheld or delayed.

                  SECTION 5.02. Conduct of Business by Parent Pending the Closing. Parent agrees that, between the date of this Agreement and the Effective Time, except as contemplated by any other provision of this Agreement and the other Transaction Documents, and the filing by Merger Sub of a Certificate of Amendment unless the Company shall otherwise agree in writing, which agreement shall not be unreasonably withheld or delayed (1) the businesses of Parent and the Parent Subsidiaries shall be conducted only in, and Parent and the Parent Subsidiaries shall not take any action except in, the ordinary course of business consistent with past practice and (2) Parent shall use its reasonable best efforts to keep available the services of such of the current officers, significant employees and consultants of Parent and the Parent Subsidiaries and to preserve the current relationships of Parent and the Parent Subsidiaries with such of the customers, suppliers and other persons with which Parent or any Parent Subsidiary has significant business relations as Parent deems reasonably necessary in order to preserve substantially intact its business organization. By way of amplification and not limitation, except as set forth in Section 5.02 of the Parent Disclosure Schedule or as contemplated by any other provision of this Agreement, the Board of Directors of Parent shall not (unless required by applicable Laws or stock exchange regulations) cause or permit Parent or any Parent Subsidiary to, and shall neither cause nor permit any of Parent's affiliates (over which it exercises control), or any of their officers, directors, employees and agents to, between the date of this Agreement and the Effective Time, directly or indirectly, do, or agree to do, any of the following, without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed:

                  (a) amend or otherwise change its Certificate of Incorporation (other than by filing a certificate of correction) or Bylaws or equivalent organizational documents;

                  (b) issue, sell, pledge, dispose of, grant, transfer, lease, license, guarantee, encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer, lease, license, guarantee or encumbrance of, (i) any shares of capital stock of Parent or any Parent Subsidiary of any class, or securities convertible or exchangeable or exercisable for any shares of such capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest of Parent or any Parent Subsidiary (other than the issuance of shares issued upon the exercise of options and warrants set forth in Section 4.03(a) of the Parent Disclosure Schedule; or (ii) any property or assets of Parent or any Parent Subsidiary, except in the ordinary course of business and in a manner consistent with past practice;

                  (c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

                  (d) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

                  (e) (i) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization, person or any division thereof or any assets, other than acquisitions of assets in the ordinary course of business consistent with past practice for consideration that are not, in the aggregate, in excess of $250,000;
         (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person for borrowed money, except for indebtedness for borrowed money incurred in the ordinary course of business and consistent with past practice or incurred to refinance outstanding indebtedness for borrowed money existing on the date of this Agreement or other indebtedness for borrowed money with a maturity of not more than one year in a principal amount not, in the aggregate, in excess of $250,000; (iii) terminate, cancel or request any material change in, or agree to any material change in any Parent Material Contract or enter into any contract or agreement material to the business, results of operations or financial condition of Parent and the Parent Subsidiaries taken as a whole, in either case other than in the ordinary course of business, consistent with past practice; (iv) make or authorize any capital expenditure, other than capital expenditures that are not, in the aggregate, in excess of $ 100,000 for Parent and the Parent Subsidiaries taken as a whole; or (v) enter into or amend any contract, agreement, commitment or arrangement that, if fully performed, would not be permitted under this Section 5.02(e);

                  (f) increase the compensation payable or to become payable to its officers or employees, except for increases in accordance with past practices in salaries or wages of employees of Parent or any Parent Subsidiary who are not officers of Parent, or grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of Parent or any Parent Subsidiary, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, except as contemplated by this Agreement or to the extent required by applicable Law, or the terms of any Benefit Plan currently in effect or the terms of a collective bargaining agreement;

                  (g) take any action with respect to accounting policies or procedures, other than (i) actions in the ordinary course of business and consistent with past practice and (ii) actions otherwise in compliance with GAAP;

                  (h) waive, release, assign, settle or compromise any material claims or litigation;

                  (i) make any tax election or settle or compromise any material federal, state, local or foreign income tax liability;

                  (j) enter into or amend any agreement with, or make any loan or advance to any affiliates, officers, directors or employees of the Parent or a Parent Subsidiary;

                  (k) amend, terminate or waive any material right under any Material Contract;

                  (l) execute any definitive documentation or consummate any transaction respecting any Parent Outstanding Proposal except on terms substantially in accordance with the disclosure made by the Parent pursuant to Section 4.19(d) hereof; or

                  (m) authorize or enter into any formal or informal agreement or otherwise make any commitment to do any of the foregoing.

         To the extent that Parent, after the date hereof, does any of the foregoing or enters into any agreement which would be a Material Contract if it were entered into prior to the date hereof, Parent 's representations and warranties shall apply to such actions, instruments, agreements and Contracts as if they had occurred prior to the date hereof and Parent will promptly amend any Disclosure Schedule which no longer is accurate.

                  SECTION 5.03. Cooperation. The Company and Parent shall coordinate and cooperate in connection with (i) determining whether any action by or in respect of, or filing with, any Governmental Entity is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any Parent Material Contracts or Company Material Contracts, in connection with the consummation of the Merger, and (ii) seeking any such actions, consents, approvals or waivers or making any such filings, furnishing information required in connection therewith and timely seeking to obtain any such actions, consents, approvals or waivers.

                  SECTION 5.04.  Notices of Certain Events.  Each of the Company
and Parent shall give prompt notice to the other of (i) any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the Merger, (ii) any notice or other communication from any Governmental Entity in connection with the Merger, (iii) any actions, suits, claims, investigations or proceedings commenced or, to the best of its Knowledge, threatened in writing against, relating to or involving or otherwise affecting the Company, Parent or their subsidiaries ; (iv) the occurrence of a default or event that, with notice or lapse of time or both, will become a default under any Parent Material Contract or Company Material Contract; (v) any change that is reasonably likely to result in a Parent Material Adverse Effect or a Company Material Adverse Effect or is likely to delay or impede the ability of either Parent or the Company to consummate the transactions contemplated by this Agreement or to fulfill its obligations set forth herein and (vi) any inaccuracy in or inability to perform a party's representations, warranties, or covenants. No such notice shall be deemed to constitute a cure of any breach of representation, warranty, covenant or agreement.

                  SECTION 5.05. Contractual Consents. Prior to or at the Effective Time, each of the Company and Parent shall use its reasonable best efforts to prevent the occurrence, as a result of the Merger, of any event which constitutes a default (or an event which with notice or lapse of time or both would become a default) under any material contract, agreement, lease, license, permit, franchise or other instrument or obligation to which it or any of its subsidiaries is a party.


                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

                  SECTION 6.01. Proxy Statement and other SEC Filings.  (a) With reasonable and practicable promptness after the execution of this Agreement, and after receiving from the Company all information, including financial information, required of the Company, necessary to prepare required pro forma financial statements and after all pro forma financial statements required have been prepared, Parent shall prepare and file with the SEC a proxy statement relating to the meetings of the Parent's stockholders to be held in connection with the Merger (together with any amendments thereof or supplements thereto, the "Proxy Statement"). Notwithstanding the previous sentence, the Parent shall not file the Proxy Statement with the SEC unless and until the Company shall have notified the Parent in writing that the Company Shareholders have approved the Merger by the requisite vote. Parent shall provide copies of the Proxy Statement to the Company prior to filing with the SEC and Parent will consider the Company's reasonable requests to modify the Proxy Statement. The Proxy Statement will include the Board of Directors of Parent's recommendation that Parent's stockholders approve the Plan of Merger; provided, however, that such Board of Directors will be entitled to withdraw such recommendation, and notify Parent's stockholders of such withdrawal, if such Board determines that its fiduciary obligations to Parent and its stockholders require such withdrawal. As promptly as practicable thereafter and subject to receiving all requisite approvals from all Governmental Entities and NASDAQ (if applicable), Parent shall mail the Proxy Statement to its stockholders. The Proxy Statement shall not seek a shareholder vote respecting the acquisition by Parent of the assets or equity securities of any company (other than the Company, Company Subsidiaries or any company in connection with the Cinergy Transaction) without the prior written approval of the Company, which approval shall not be unreasonably withheld.

                  (b)  Subject  to  Section   6.01(c)  hereof  the   information
regarding Parent in the Proxy Statement shall not, at (i) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of Parent, (ii) the time of the Parent's Stockholders' Meeting (as hereinafter defined), and (iii) the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If at any time prior to the Effective Time any event or circumstance relating to Parent or any Parent Subsidiary should be discovered by Parent which should be set forth in an amendment or a supplement to the Proxy Statement, Parent shall promptly inform the Company. All documents that the Parent is responsible for filing with the SEC in connection with the transactions contemplated hereby will comply as to form and substance in all material aspects with the applicable requirements of the Securities Act and the rules and regulations thereunder and the Exchange Act and the rules and regulations thereunder.

                  (c) The Company shall provide to Parent all information, including all financial information to prepare the portion of the Proxy Statement respecting the Company, the Company Subsidiaries including, without limitation, pro forma financials. The Company shall ensure that the information regarding the Company and Company Subsidiaries provided to Parent for inclusion in the Proxy Statement shall not, at (i) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of Parent, (ii) the time of the Parent's Stockholders' Meeting, and (iii) the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If at any time prior to the Effective Time any event or circumstance relating to Company or any Company Subsidiary should be discovered by the Company which should be set forth in an amendment or a supplement to the Proxy Statement, Company shall promptly inform Parent.

                  (d) Parent will make all filings (collectively the "Future SEC Reports") with the SEC that it is required to make between the date of this Agreement and the Closing Date under the Exchange Act. Each of the Future SEC Reports will comply with the requirements of the Exchange Act in all material respects.

                  SECTION 6.02. Stockholders' Meetings. The Company shall call and hold a meeting of its stockholders (or, if applicable, may take action of the stockholders of the Company by consent in lieu of a meeting) no later than 10 Business Days after the full execution of this Agreement and Parent shall call and hold a meeting of its stockholders (collectively, the "Stockholders' Meetings") within 30 Business Days following the date when the SEC authorizes Parent to distribute definitive proxy materials as promptly as practicable for the purpose of voting upon the approval of the Merger and the matters relating thereto. Parent and the Company shall use their reasonable best efforts to solicit from their stockholders proxies in favor of the approval of the Merger unless the board of directors of Parent or the Company, as applicable, determines in reasonable good faith that its fiduciary duties require otherwise.

                  SECTION 6.03. Access to Information. (a) Subject to Section 6.03(b) hereof, except as required pursuant to any confidentiality agreement or similar agreement or arrangement to which the Company or Parent or any of their respective subsidiaries is a party or pursuant to applicable Law or the regulations or requirements of any stock exchange or other regulatory organization with whose rules the parties are required to comply, from the date of this Agreement to the Effective Time, the Company and Parent shall (and shall cause their respective subsidiaries to): (i) provide to the other (and its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives, collectively, "Representatives") access at reasonable times upon prior notice to the officers, employees, agents, properties, offices and other facilities of the other and its subsidiaries and to the books and records thereof, and (ii) furnish promptly such information concerning the business, properties, contracts, assets, liabilities, personnel and other aspects of the other party and its subsidiaries as the other party or its Representatives may reasonably request. No investigation conducted pursuant to this Section 6.03 shall affect or be deemed to modify any representation or warranty made in this Agreement.

                  (b) Each party hereto shall keep confidential and shall not disclose any confidential or proprietary information furnished or provided by the other Party hereunder and shall exercise reasonable precautions to safeguard and protect the confidentiality and integrity of such information, except that Parent and Company may make disclosures to their advisors, representatives, directors, officers, shareholders, employees and present and potential investors, lenders and their respective counsel and advisors who need to know such information to effectuate the intention of this Agreement provided such parties agree in writing to be bound by the confidentiality provisions contained in this Agreement. Disclosure will be permitted where (i) the party who has provided such confidential or proprietary information to the party seeking to disclose consents to such disclosure, (ii) such information is or becomes generally available to the public through no action of the disclosing party or its representatives, (iii) such information is received by the disclosing party from an independent third party whose disclosure of such information did not constitute a breach by that third party of any duty of confidentiality owed to the parties hereunder, or (iv) such disclosure shall be required by applicable Law or the rules of any exchange on which shares of Parent is listed or in a judicial, governmental or administrative proceeding.

                  SECTION 6.04. Appropriate Action; Consents; Filings. (a) The Company and Parent shall use all reasonable efforts to (i) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable, (ii) obtain from any Governmental Entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Parent or the Company or any of their subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated herein, including, without limitation, the Merger, and (iii) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Merger required under (A) the Securities Act and the Exchange Act, and any other applicable federal or state securities Laws, (B) the HSR Act and (C) any other applicable Law; provided that Parent and the Company shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filing and considering all reasonable additions, deletions or changes suggested in connection therewith. The Company and Parent shall furnish to each other all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable Law in connection with the transactions contemplated by this Agreement.

                  (b) (i) The Company and Parent shall give (and shall cause their respective subsidiaries to give) any notices to third parties, and use, and cause their respective subsidiaries to use, all reasonable efforts to obtain any third party consents, (A) necessary, proper or advisable to consummate the transactions contemplated in this Agreement, (B) disclosed or required to be disclosed in the Company Disclosure Schedule or the Parent Disclosure Schedule, as the case may be, or (C) required to prevent a Company Material Adverse Effect from occurring prior to or after the Effective Time or a Parent Material Adverse Effect from occurring after the Effective Time.

                           (ii) In the event  that  either  party  shall fail to
obtain any third party consent escribed in subsection (b)(i) above, such party shall use all reasonable efforts, and shall take any such actions reasonably requested by the other party hereto which do not entail increased cost or risk to such party or its shareholders, officers or directors, to minimize any adverse effect upon the Company and Parent, their respective subsidiaries, and their respective businesses resulting, or which could reasonably be expected to result after the Effective Time, from the failure to obtain such consent.

                  (c) From the date of this Agreement until the Effective Time, the Company shall promptly notify Parent in writing of any pending or, to the Knowledge of the Company, threatened action, proceeding or investigation by any Governmental Entity or any other person (i) challenging or seeking damages in connection with the Merger or the conversion of Company Common Stock and Common Preferred Stock into the Merger Consideration pursuant to the Merger, or (ii) seeking to restrain or prohibit the consummation of the Merger or otherwise limit the right of Parent or, to the Knowledge of the Company, its subsidiaries to own or operate all or any portion of the businesses or assets of the Company or its subsidiaries, or (iii) asserting or to its Knowledge threatening to assert dissenter's rights under DGCL ss.262.

                  (d) (i) The Company shall use all reasonable efforts to obtain prior to the Effective Date consents, in form and substance satisfactory to Parent and Merger Sub, from each of Hancock, with respect to the transactions contemplated by the Note Purchase Agreement and the related documents and ABB Energy Capital LLC ("ABB"), with respect to that certain Construction and Term Loan Agreement by and among ABB, BMC Energy LLC, Brookhaven Energy, LLC, Country Side Genco, L.L.C., Countryside Landfill Gasco, L.L.C., Morris Genco, LLC and Morris Gasco, L.L.C. (the "ABB Loan Agreement") and Parent shall provide, subject to the execution of standard confidentiality agreements, such reasonable information as is required by the consenting parties (the "Specific Third Party Consents").

                           (ii)     As part of the Company's reasonable  efforts
to obtain the consent of Hancock to the transactions contemplated by this Agreement, the Company shall propose the following arrangement to Hancock to take effect upon consummation of the Merger:

                  (A) The Letter of Credit (as defined in the Note Purchase Agreement) would be replaced by a guaranty or comparable arrangement by Cinergy Corp. of $2 million (the "Cinergy Guaranty") and a guaranty or comparable arrangement by AJG for the remaining amount of the Debt Service Reserve Minimum (as defined in the Security Agreement referred to in the Note Purchase Agreement) (the "AJG Guaranty"), each of which would (i) serve the purposes set forth in Section 3.04 of such Security Agreement (ii) otherwise meet the requirements for replacement of the Letter of Credit under the Note Purchase Agreement and related documents and (iii) be acceptable in form and substance to AJG, Cinergy Corp., the Company and Parent;

                  (B) The AJG Guaranty would provide that a condition of a drawing would be that it would secure amounts in excess of the Cinergy Guaranty, not to exceed $2 million. If the required aggregate amount of such guaranties under the Note Purchase Agreement is reduced due to a reduction in the Debt Service Reserve Minimum or otherwise, the amount of the AJG Guaranty shall be first reduced dollar for dollar until it has been eliminated before the amount of the Cinergy Guaranty is reduced; and

                  (C) The Parent would issue a corporate guarantee in favor of AJG in form and substance satisfactory to AJG and the Parent respecting any amounts drawn under the AJG LC.

The foregoing arrangement or an alternative arrangement acceptable in form and substance to AJG, Cinergy Corp., the Company and USE shall be referred to herein as the "Hancock Debt Service Reserve Arrangement".

         (e) The  Parent  shall  take all  actions  and  deliver  all  documents
necessary  to  effectuate  all  parts  of  the  Hancock  Debt  Service   Reserve
Arrangement applicable to the Parent in a timely manner.

         (f) From the date of this Agreement until the Effective Time, Parent shall promptly notify the Company in writing of any pending or, to the Knowledge of Parent, threatened action, proceeding or investigation by any Governmental Entity or any other person (i) challenging or seeking damages in connection with the Merger or the conversion of Company Common Stock and Common Preferred Stock into the Merger Consideration pursuant to the Merger, or (ii) seeking to restrain or prohibit the consummation of the Merger or otherwise limit the right of Parent or, to the Knowledge of the Parent, its subsidiaries to own or operate all or any portion of the businesses or assets of the Company or its subsidiaries.

                  SECTION 6.05. Update Disclosure; Breaches. From and after the date of this Agreement until the Effective Time, each party hereto shall promptly notify the other party hereto by written update to its Disclosure Schedule of (i) the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which would be likely to cause any condition to the obligations of any party to effect the Merger and the other transactions contemplated by this Agreement not to be satisfied or which would cause any representation and warranty made in this Agreement to be inaccurate in any material respect, or (ii) the failure of the Company or Parent, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement which would be likely to result in any condition to the obligations of any party to effect the Merger and the other transactions contemplated by this Agreement not to be satisfied; provided, however, that the delivery of any notice pursuant to this
Section 6.05 shall not cure any breach of any representation or warranty requiring disclosure of such matter prior to the date of this Agreement or otherwise limit or affect the remedies available hereunder to the party receiving such notice.

                  SECTION 6.06. Public Announcements. Parent and the Company shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Merger and shall not issue any such press release or make any such public statement prior to receiving the consent of the non-disclosing parties, except as may be required by Law or any listing agreement with the NASDAQ. Any party seeking to make a disclosure pursuant to Law or any listing agreement with the NASDAQ shall, prior to such disclosure, demonstrate to the reasonable satisfaction of the non-disclosing parties that such disclosure is required.

                  SECTION 6.07. Employee Matters. (a) Employees. Prior to the Effective Time, the Company shall terminate the ZAPCO Senior Management Exit Plan at no cost to the Company in exchange for Parent agreeing to issue the benefits set forth in Section 6.07, with respect to Martin Laughlin, and Section 2.03, with respect to the other parties covered thereby, of the Parent Disclosure Schedule. As of the Effective Time the Surviving Corporation shall assume all obligations of the Company under all Company Benefit Plans, employment contracts and all other agreements with any employee of the Company which relate to employment, compensation or benefits and that are set forth in
Section 3.17(a) of the Company Disclosure Schedule. As of the Effective Time, Parent shall offer employment to Bernard Zahren and Merger Sub shall offer employment to each of the other then current employees of the Company set forth in Section 6.07(b) of the Parent Disclosure Schedule, in each case with the compensation packages as set forth on Section 6.07(b) of the Parent Disclosure Schedule attached hereto. Senior executive positions will be offered compensation packages that will include salary, cash bonus, stock options, 401-K and retirement savings plans, health and other types of insurance and other benefits, subject to the approval of the Board of Directors of the Parent or Surviving Corporation, as applicable. Stock options in Parent shall be granted to non-executive employees of the Company who accept employment with Parent or Surviving Corporation as part of their compensation package as set forth in
Schedule 2.03 hereto, subject to the approval of the Board of Directors of the Parent, or a committee thereof.

                  (b) Use of Company's Headquarters. As of the Effective Time the Company's and Parent's support and administrative staff shall be combined to provide the support and administrative staff to the Surviving Corporation. As of the Effective Time, the Company's headquarters located in Avon, Connecticut shall serve as the accounting, administrative and support location for the Surviving Corporation and Parent as of the Effective Time, and USE and the Surviving Corporation shall comply with the lease for such headquarters and the lease extension which is attached hereto as Exhibit 6.07(b). The corporate headquarters for Parent and the Surviving Corporation shall be located in the New York metropolitan area.

                  SECTION 6.08. Assumption of Agreements. The Surviving Corporation shall execute written consents, where required, to assume the obligations of the Company and its subsidiaries pursuant to the agreements listed in Section 6.08 of the Company Disclosure Schedule, which consents shall be in form and substance reasonably satisfactory to the Company.

                  SECTION 6.09. Indemnification of Directors and Officers. (a) Subject to the Company's compliance with Section 6.09(c) hereof, Parent and the Surviving Corporation agree that the indemnification obligations set forth in the Company's Certificate of Incorporation and the Company's By-Laws, in each case as of the date of this Agreement, shall survive the Merger as the indemnification obligations of the Surviving Corporation (and, prior to the Effective Time, Parent shall cause the Certificate of Incorporation and By-Laws of Merger Sub to reflect such provisions) and shall not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of the individuals who on or prior to the Effective Time were directors, officers, employees or agents of the Company or its subsidiaries.

                  (b) Subject to the Company's  compliance  with Section 6.09(c)
hereof, the Company shall, to the fullest extent permitted under applicable Law and regardless of whether the Merger becomes effective, indemnify and hold harmless, and, after the Effective Time, the Surviving Corporation shall, to the fullest extent permitted under applicable Law, indemnify and hold harmless, each present and former director or officer of the Company and each subsidiary of the Company and each such person who served at the request of the Company or any subsidiary of the Company as a director, officer, trustee, partner, fiduciary, employee or agent of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise (collectively, the "Indemnified Parties") against all costs and expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), whether civil, administrative or investigative, arising out of or pertaining to any action or omission in their capacity as an officer or director, in each case occurring before the Effective Time (including the transactions contemplated by this Agreement). Without limiting the foregoing, in the event of any such claim, action, suit, proceeding or investigation, (i) the Company or the Surviving Corporation, as the case may be, shall pay the fees and expenses of counsel selected by any Indemnified Party, which counsel shall be reasonably satisfactory to the Company or to the Surviving Corporation, as the case may be, promptly after statements therefor are received (unless the Surviving
Corporation shall elect to defend such action), and (ii) the Surviving Corporation shall make all decisions with respect to the defense of any such matter.

                  (c) Prior to the Effective Time, the Company shall obtain for the Company's current directors and officers liability insurance protection (the "D&O Insurance") for a period ending on the sixth anniversary of the Effective Date of the same kind and scope as that provided as of the date hereof by the Company's directors' and officers' liability insurance policies (copies of which have been made available to Parent), which insurance policy and provider shall be reasonably acceptable to Parent and which policy will provide, among other things, that such policy shall remain effective after the consummation of the Merger and contain a deductible per occurrence of no more than $50,000 and a coverage limit per occurrence of $1,000,000; provided, however, that any provider recommended by AJG shall be reasonably acceptable to Parent; provided, further, that the obligations pursuant to Section 6.09(a) and (b) shall not extend beyond the term of such D&O Insurance, shall not cover matters which are not covered by such D&O Insurance, shall not require indemnification in excess of the coverage limit in such D&O Insurance but shall require indemnification with respect to amounts not covered by such D&O Insurance on account of deductibles.

                  (d) In the event the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person or shall not be the continuing or surviving corporation or entity in such consolidation or merger, or (ii) transfers all or substantially all its properties and assets to any person, then, and in each case, all reasonable best efforts shall be made so that the successors and assigns of the Surviving Corporation honor the indemnification obligations set forth in this Section 6.09.

                  (e) The obligations of the Surviving Corporation, and Parent under this Section 6.09 shall not be terminated or modified in such a manner as to adversely affect any director, officer, employee, agent or other person to whom this Section 6.09 applies without the consent of such affected director, officer, employees, agents or other persons (it being expressly agreed that each such director, officer, employee, agent or other person to whom this Section
6.09 applies shall be express third-party beneficiaries of this Section 6.09).

                  (f) Notwithstanding anything to the contrary under no circumstances shall the Surviving Corporation or the Parent have any indemnification obligation as to officers, directors of the Company or any Company Subsidiary with respect to acts or omissions relating to or arising from any breaches of representations, warranties or covenants with respect to any Transaction Document and any other agreement and instrument executed in connection with the transactions contemplated thereby, including in each case the exhibits, schedules and annexes thereto, by the Company or any Company Subsidiary.

                  SECTION 6.10. Obligations of Merger Sub. Parent shall take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

                  SECTION 6.11 Audited Financial Statements.
                  (a)      The Company shall deliver or cause to be delivered to
          Parent:

                           (i)      Not  later  than November  30, 2000  an
unaudited, consolidated balance sheet statement of income, change of stockholder equity and cash flow for the Company and Company Subsidiaries for the ten month period ending October 31, 2000.

                            (ii) As soon as practicable,  complete detail of all
amounts paid to related parties
by the Company and Company Subsidiaries in the fiscal periods referenced above.

                  (b) The financial statement referenced in paragraph (a) shall be addressed to the Company, Merger Sub and Parent, shall present fairly the financial condition of the Company and its Subsidiaries covered by such financial statement as of such date and the results of operations of such Company and Company Subsidiaries for such period will be correct and complete in all material respects, will be prepared in accordance with GAAP consistently applied and in a manner consistent with the most recent audited financial statements contained in the Financial Statements (it being understood that in the event of an inconsistency between GAAP and the procedures used to prepare the most recent audited financial statements contained in the Financial Statement GAAP shall prevail) and shall be in a form that would comply with the requirements of Section 13 of the Exchange Act if the Company's securities were registered under Section 12 of the Exchange Act.

                   SECTION 6.12 Representation Letters. The Company shall take all reasonable action to obtain the Representation Letters from Company Shareholders who are receiving Parent Common Stock, Parent Preferred Stock and Parent Warrants.

                  SECTION 6.13 ESI Option. ESI and the Company anticipates entering into a purchase option agreement substantially consistent with the term sheet attached hereto as Exhibit 6.13 (the "ESI Option Agreement Term Sheet)" providing certain of the Company's stockholders (the "Company Shareholders") with the right, but not the obligation, to purchase membership interests in ESI and certain of Parent's Series B Warrants (the "ESI Warrants") .

                  SECTION 6.14 AJG Gasco Transaction. The Company agrees that as of the Effective Time, the AJG Gasco Transaction shall have been consummated on terms and conditions substantially in conformance with the terms and conditions contained in the Cinergy Gasco Purchase and Sale Agreement. The parties acknowledge and agree that the Company will structure the AJG Gasco Transaction, as it shall be in effect at and after the Effective Time, in order to maximize tax and other financial benefits to the Company, and as such, payments from AJG will be reasonably similar (but not identical) in each payment period to the payments to be made by CGS pursuant to the Cinergy Gasco Purchase and Sale Agreement, provided that the total payments through 2007 and the net present value (at an 11% after-tax discount rate) of such payments to the Company will differ from the payments and the net present value (at an 11% after-tax discount rate) of such payments made by CGS pursuant to the Cinergy Gasco Purchase Agreement by no more than 1%. The Company agrees that the terms and conditions of the AJG Gasco Transaction shall be subject to the consent of USE and CGS, which consent shall not be unreasonably withheld or delayed.


                  SECTION 6.15. Plan of Recapitalization. If Parent effectuates a plan of recapitalization it shall, as a part of such recapitalization, file a Certificate of Designation (the "Certificate of Designation") for its Series D Preferred Stock (the "Parent Series D Preferred Stock"), which Certificate of Designation shall be substantially in the form of Exhibit 6.15 hereto and thereafter the Parent Series A Preferred Stock shall be exchanged for shares of the Parent Series D Preferred Stock.

                                   ARTICLE VII

                               CLOSING CONDITIONS

                  SECTION 7.01. Conditions to Obligations of Each Party Under This Agreement. The respective obligations of each party to effect the Merger and the other transactions contemplated herein shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived, in whole or in part, to the extent permitted by applicable Law:

                  (a) Stockholder Approval. This Agreement and the Merger shall have been approved and adopted by the requisite vote of the stockholders of the Company and the stockholders of Parent (collectively, the "Stockholder Approvals").

                  (b) No Order. No Governmental Entity or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, judgment, injunction or other order (whether temporary, preliminary or permanent), in any case which is in effect and which prevents or prohibits consummation of the Merger or any other transactions contemplated in this Agreement; provided, however, that the parties shall use their best efforts to cause any such decree, judgment, injunction or other order to be vacated or lifted.

                  (c) Consents and Approvals. All consents, approvals and authorizations legally required to be obtained to consummate the Merger, including, but not limited to, NASDAQ, Hancock and ABB if required, the approval of the Company's lenders and, if required, the majority owner of the Company's interests in gas operating projects, shall have been obtained in form and substance satisfactory to Parent and Merger Sub.

                  (d) YESCO Acquisition. The Company shall have consummated its acquisition of certain assets of YESCO pursuant to the YESCO Agreement.

                  (e) Cinergy Investment. CES shall have consummated the transactions described in the Cinergy Subscription Agreement and CGS and AJG shall have entered into the Cinergy Gasco Purchase and Sale Agreement.

                  (f)      Reserved.

                  (g) AJG. The Company shall have consummated the AJG Gasco Transaction and those aspects of the AJG Genco Transaction that are required to be consummated prior to the Effective Time pursuant to the AJG Agreement.

                  SECTION 7.02. Additional Conditions to Obligations of Parent. The obligations of Parent to effect the Merger and the other transactions contemplated herein are also subject to the following conditions:

                  (a) Representations and Warranties. Each of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Effective Time, except that those representations and warranties which address matters only as of a particular date shall remain true and correct in all material respects as of such date. Parent shall have received a certificate of the President, Chief Executive Officer or Chief Financial Officer of the Company to that effect.

                  (b) Agreements and Covenants. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time. Parent shall have received a certificate of the President, Chief Executive Officer or Chief Financial Officer of the Company to that effect.

                  (c) Transaction Documents. None of the Cinergy Subscription Agreement, the Cinergy Gasco Purchase and Sale Agreement, the Guarantees, the AJG Agreement, the Merger Sub Stockholder Agreement, the Zahren Employment Agreement, the Registration Rights Agreement, the Escrow Agreement, the Indemnification Agreement, the Voting Agreement and the Termination Fee Agreement (these documents together with the Agreement are referred to as the "Transaction Documents") shall have been modified or terminated or challenged in a court.

                  (d) Opinion of Counsel. At or prior to the Effective Time, Tannenbaum Helpern Syracuse & Hirschtritt LLP, counsel to the Company, shall have delivered to Parent an opinion substantially in the form attached hereto as Exhibit 7.02(d).

                  (e) Securities Law Compliance. At or prior to the Effective Time, all filings necessary under federal and state securities laws to permit the issuance and delivery of the shares of Parent Common Stock, Parent Preferred Stock and Parent Warrants in connection with the Merger in compliance with such laws shall have been made, and any authorizations in connection therewith from all applicable securities regulatory authorities shall have been obtained.

                  (f) Additional Deliveries by the Company. At or prior to the Effective Time, the Company shall deliver or cause to be delivered to
         Parent:

                           (i) With respect to the Company and the Company Subsidiaries, a complete and correct copy of their respective
                  (i) Certificates of Incorporation or other organization agreement or document, as amended to date, certified by the Secretary of State of their state or country of organization, and (ii) By-Laws, operating agreement or partnership agreement, as amended to date, certified by their respective Secretary or Assistant Secretary.

                           (ii) Certificates of good standing as of a date within thirty (30) days prior to the Effective Time issued by
                  (i) the Secretary of State of the State of Delaware, with respect to the Company, and (ii) the Secretary of State of each state in which the Company or a Company Subsidiary is authorized to transact business as a foreign corporation to the effect that the Company is duly qualified as a foreign corporation in such state.

                           (iii) Such other certificates and  representations as
                  are reasonably requested by Tannenbaum Helpern Syracuse & Hirschtritt LLP in order to render the opinion required pursuant to Sections 7.02(d) hereof.

                           (iv) Such further  instruments or documents as Parent
                  or its counsel may reasonably request to assure the full and effective completion of the Merger and to assure the effective completion of the transactions contemplated hereby.

                  (g) No Material Adverse Effect. As of the Effective Time, there shall not have been a Company Material Adverse Effect.

                   (h) Specific Third Party Consents. The Company shall have obtained the Specific Third Party Consents in form and substance satisfactory to Parent and Merger Sub.

                  (i) Representation Letter. Company shareholders who are receiving Parent Common Stock, Parent Preferred Stock and Parent Warrants shall execute a private placement "representation letter" in the form annexed as Exhibit 7.02(i) hereto (the "Representation Letter").

                  (j) AJG. The Company shall have formalized in writing its loan indebtedness to AJG in the form of a subordinated secured note (i) with a principal amount not in excess of $3,800,000, (ii) with interest not in excess of 8% per annum, (iii) with a payment schedule providing for no principal or interest payments due for the year ending December 31, 2001 and thereafter quarterly self-amortizing payments over the following five years, (iv) which is pre-payable at any time without penalty, but which shall not be accelerated due to the Merger and the transactions contemplated by this Merger Agreement, and (v) with such other terms as shall be reasonably acceptable to Parent.

                  (k) Guarantee. CES shall have executed and delivered the Guarantee.

                  (l) Hancock Debt Service Reserve Arrangement. Each of AJG and Cinergy Corp. shall have taken all actions and delivered all documents necessary to effectuate all parts of the Hancock Debt Service Reserve Arrangement applicable to it, and Hancock shall have consented to the Hancock Debt Service Reserve Arrangement.

                  SECTION 7.03. Additional Conditions to Obligations of the Company. The obligation of the Company to effect the Merger and the other transactions contemplated in this Agreement is also subject to the following conditions:

                  (a)    Representations    and   Warranties.    Each   of   the
         representations and warranties of the Parent contained in this Agreement, shall be true and correct in all material respects as of the Effective Time, except that those representations and warranties which address matters only as of a particular date shall remain true and correct in all material respects as of such date. The Company shall have received a certificate of the President, Chief Executive Officer or Chief Financial Officer of Parent to that effect.

                  (b) Agreements and Covenants. Parent shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time. The Company shall have received a certificate of the President, Chief Executive Officer or Chief Financial Officer of Parent to that effect.

                  (c) Transaction Documents. None of the Transaction Documents shall have been modified or terminated or challenged in a court.

                  (d) Opinion of Counsel. At or prior to the Effective Time, Robinson Brog Leinwand Greene Genovese & Gluck P.C., counsel to the Parent and Merger Sub, shall have delivered to the Company an opinion substantially in the form attached hereto as Exhibit 7.03(d).

                  (e) Securities Law Compliance. At or prior to the Effective Time, all filings necessary under federal and state securities laws to permit the issuance and delivery of the shares of Parent Common Stock in connection with the Merger in compliance with such laws shall have been made, and any authorizations in connection therewith from all applicable securities regulatory authorities shall have been obtained.

                  (f) No Material Adverse Effect. As of the Effective Time, there shall not have been a Parent Material Adverse Effect.

                  (g) Board of Directors; Executive Management. Parent shall have agreed that Bernard Zahren and one other former stockholder (or officer of such stockholder) of the Company reasonably acceptable to Parent and the Company shall become members of the board of directors of Parent (the "Board") as of the Effective Time. Parent shall have established a three (3) person executive committee to be composed, after the Closing, of Goran Mornhed, Lawrence I. Schneider and Bernard Zahren, to govern the day-to-day business and operations of Parent and to provide strategy and policy recommendations to the Board.

                   (h) Parent Series C Preferred Stock; Parent Warrants. Parent shall have amended its Certificate of Incorporation to authorize the Parent Series C Preferred Stock and Parent shall have reserved a sufficient number of shares of Parent Common Stock for issuance upon the conversion of the Parent Preferred Stock and the exercise of the Parent Warrants.

                   (i) ESI Note. ESI shall have paid the entire outstanding principal amount of the ESI Note less any amounts which the Company Shareholders agreed in writing to pay to ESI to acquire interests in ESI pursuant to subscription agreements but did not pay.

                  (j) Change of Control. There shall not have been a Change of Control of Parent and Parent shall not have entered into a transaction that would result in such a Change of Control.

                  (k)  By-laws.   The  Parent  shall  have  in  effect   by-laws
         substantially in the form of Exhibit 7.03(k).

                  (l) Guarantees. USE and CES shall have executed and delivered the Guarantees.

                  (m) ESI Offer. ESI shall have made an offer in accordance with the terms set forth in the ESI Option Agreement Term Sheet to the Zapco Accredited Stockholders (as defined therein).

                  (n) Hancock Debt Service Reserve Arrangement. Each of the Parent and Cinergy Corp. shall have taken all actions and delivered all documents necessary to effectuate all parts of the Hancock Debt Service Reserve Arrangement applicable to it, and Hancock shall have consented to the Hancock Debt Service Reserve Arrangement.


                                  ARTICLE VIII

                           TERMINATION, AMENDMENT AND WAIVER

                  SECTION 8.01. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of this Agreement and the Merger by the stockholders of the Company and Parent:

                  (a)      by mutual consent of Parent and the Company;

                  (b) (i) by Parent, if there has been a breach by the Company of any of its representations, warranties, covenants or agreements contained in this Agreement, or any such representation and warranty shall have become untrue, in any such case such that Section 7.02(a) or
         Section 7.02(b) will not be satisfied and such breach or condition has not been promptly cured within 20 days following receipt by the Company of written notice of such breach;

                           (ii) by the Company, if there has been a breach by Parent of any of its representations, warranties, covenants or agreements contained in this Agreement, or any such representation and warranty shall have become untrue, in any such case such that Section 7.03(a) or Section 7.03(b) will not be satisfied and such breach or condition has not been promptly cured within 20 days following receipt by Parent of written notice of such breach;

                  (c) by either Parent or the Company if any decree, permanent injunction, judgment, order or other action by any court of competent jurisdiction or any Governmental Entity preventing or prohibiting consummation of the Merger shall have become final and nonappealable;

                  (d) by either Parent or the Company if the Merger shall not have been consummated before the earlier of (i) the Termination Date and (ii) the sixtieth day after the date of the last to occur of the Stockholders' Meetings if and only if no willful breach of any representation, warranty or covenant by the party seeking to terminate is a substantial cause of the failure of the Merger to be consummated by such date;

                  (e) by (1) either Parent or the Company if the Agreement shall fail to receive the requisite vote for approval and adoption by the stockholders of the Company or the stockholders of Parent at the Stockholders' Meetings or any adjournment or postponement thereof and
         (2) Parent in the event it has not received written notification from Company on or before December 11, 2000 that the Company's Shareholders have approved the Merger by the requisite vote if and only if no willful breach of any representation, warranty or covenant by the party seeking to terminate is a substantial cause of the failure to receive the required vote;

                  (f) by Parent in accordance with clause (i) of the proviso of the first sentence of Section 2.01(b), and Section 3.20(c) hereof;

                  (g) by the Company in accordance with clause (i) of the proviso of the first sentence of Section 2.01(b), and Section 4.18(c) hereof;

                  (h) in accordance with Section 2 of the Termination Fee Agreement.

                  This Agreement will be terminated and be void and of no effect in the event Hancock does not consent in writing within ten Business Days (it being understood that neither Thanksgiving Day nor the day following Thanksgiving Day shall be deemed to be a Business Day) from the date hereof to the Company's entering into the Merger Agreement and the Exhibits hereto to which the Company is a party and which are to be entered into as of the date hereof; provided, however, that the terms of the consent are subject to the prior approval of Parent and Merger Sub.

                  SECTION 8.02. Effect of Termination. In the event of the termination of this Agreement by either the Company or Parent pursuant to
Section 8.01, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of Parent, Merger Sub or the Company, other than the provisions of this Section 8.02, and except to the extent that such termination results from the breach by a party of any of its representations, warranties, covenants or agreements set forth in this
Agreement; provided, however, that such termination shall not terminate or otherwise affect the Termination Fee Agreement.

                  SECTION 8.03. Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective Boards of Directors at any time prior to the Effective Time; provided, however, that, after approval of the Merger by the stockholders of the Company, no amendment may be made which would be prohibited by Section 251(d) of the DGCL. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

                  SECTION 8.04. Waiver. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document delivered pursuant hereto and (c) waive compliance by the other parties with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

                  SECTION 8.05. Fees and Expenses. All expenses incurred by the parties hereto shall be borne solely and entirely by the party which has incurred the same; provided, however, that in the event that the transactions contemplated by this Agreement are consummated, all expenses related to this Agreement and the transactions contemplated hereby shall be paid by the Surviving Corporation at Closing.


 ARTICLE IX

GENERAL PROVISIONS

                  SECTION 9.01. Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties and covenants in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for the agreements contained in Section 6.06,
Article II and Article IX and except as  otherwise  provided  herein or in other agreements delivered herewith, including, without limitation, the Indemnification Agreement and the Voting Agreement.

                  SECTION 9.02. Notices. All notices and other communications given or made pursuant hereto shall be sent by reputable overnight courier next day delivery and shall be deemed to have been duly given or made as of the date delivered, if delivered personally, to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address):

                  (a)      If to Parent or Merger Sub:
                           U.S. Energy Systems, Inc.
                           One North Lexington Avenue, 4th Floor
                           White Plains, New York, 10601
                           Facsimile No.:  914-271-5315
                           Attention: Goran Mornhed, President and Chief Operating Officer

                           With a copy to:
                           Robinson Brog Leinwand
                           Greene Genovese & Gluck P.C.
                           1345 Avenue of the Americas
                           New York, New York 10105
                           Facsimile No.: 212-956-2164
                           Attention:  Allen J. Rothman, Esq.

                           and to CES:
                           Cinergy Corp.
                           221 East Fourth Street
                           Cincinatti, Ohio  45201
                           Attention: Jerome Vennemann, Esq.
                           Facsimile:  513-287-1362


                           with a copy to:
                           Cinergy Energy Solutions, Inc.
                           1000 East Main Street
                           Plainfield, IN  46168
                           Attention: M. Stephen Harkness, President & COO
                           Facsimile: 317-838-2090
                           and


                   (b)     If to the Company:
                           Zahren Alternative Power Corporation
                           40 Tower Lane
                           Avon, CT 06001
                           Facsimile No.: (860) 677-6054
                           Attention: Bernard J. Zahren, President

                           With a copy to:
                           Shipman & Goodwin LLP
                           One American Row
                           Hartford, CT 06103-2819
                           Facsimile No.:  (860) 251-5999
                           Attention:  John H. Lawrence Jr., Esq.
                                       Marcus D. Wilkinson, Esq.
                           and

                           Tannenbaum Helpern Syracuse & Hirschtritt LLP 900 Third Avenue
                           New York, NY 10022
                           Facsimile No.:  (212) 826-0773
                           Attention:  Stephen Rosenberg, Esq.

                  SECTION 9.03. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  SECTION 9.04. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                  SECTION 9.05. Entire Agreement. This Agreement (together with the Exhibits, Disclosure Schedules and the other documents delivered pursuant hereto) constitutes the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof including without limitation the Letter of Intent by and among the Company, the Parent and Cinergy Solutions, Inc. dated July 27, 2000 and, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder.

                  SECTION 9.06. Assignment. This Agreement shall not be assigned by operation of law or otherwise.

                  SECTION 9.07. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement (other than Sections 6.07 and 6.09 to the extent the obligations described therein run to the benefit of any third party), express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  SECTION 9.08. Mutual Drafting. Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties.

                  SECTION 9.09. Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York, regardless of the Laws that might otherwise govern under applicable principles of conflicts of law.

                  SECTION 9.10. Jurisdiction. Each party hereby irrevocably: (1) agrees that any suit, action, or other legal proceeding arising out of this Agreement or out of any of the transactions contemplated hereby or thereby, may be brought in any New York court or United States federal court located in the County of New York; (2) consents to the jurisdiction of each such court in any such suit, action, or legal proceeding; (3) waives any objection which such party may have to the laying of venue of any such suit, action, or legal proceeding in any of such courts; (4) agrees that New York is the most convenient forum for litigation of any such suit, action, or legal proceeding; and (5) designates the Secretary of State of the State of New York as such party's agent to accept and acknowledge on its behalf service of any and all process in any such suit, action or legal proceeding brought in any such court, and agrees and consents that any such service of process upon such agent shall be taken and held to be valid personal service upon such party and that any such service of process shall be of the same force and validity as if service were made upon such party according to the laws governing the validity and requirements of such service in the State of New York, and waives all claim of error by reason of any such service.

                  SECTION 9.11. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  SECTION 9.12 Appointment of Agent. The Major Shareholder Agent (as defined in the Indemnification Agreement) is appointed as the representative of Zapco's shareholders to take any action and receive any notice on behalf of such shareholders following the Effective Time under any of the Transaction Documents as set forth herein and therein.







                  IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above.


                                      U.S. ENERGY SYSTEMS, INC.


                                      By:/s/    Goran Mornhed
                                         ---------------------------------
                                         Name:  Goran Mornhed
                                         Title: President and
                                         Chief  Operating Officer


                                      USE ACQUISITION CORP.


                                      By: /s/   Goran Mornhed
                                          ---------------------------------
                                          Name:
                                          Title:


                                      ZAHREN ALTERNATIVE POWER CORPORATION

                                      By: /s/   Bernard J. Zahren
                                          ----------------------------------
                                          Name:  Bernard J. Zahren
                                          Title: President

                                     ANNEX 1

                                  DEFINED TERMS

                  (a) Certain Terms Defined. As used in this Agreement, the following terms have the respective meanings set forth below in the Section hereof following such term:

                  "affiliate" means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned person;

                  "Business" means (i) with respect to the Company, the business of the Company and the Company's Subsidiaries, and (ii) with respect to Parent, the business of Parent, Merger Sub and the Parent's Subsidiaries;

                  "Business Day" means any day other than a day on which banks in the State of New York are authorized or obligated to be closed;

                  "Change of Control" means the occurrence of any of the following events with respect to any specified Person: (a) there shall be consummated (i) any merger, consolidation or combination (excluding the transactions contemplated by the Merger Agreement) (any, a "Combination") involving such Person in which such Person is not the continuing or surviving corporation, or pursuant to which shares of such Person's voting stock would be converted in whole or in part into cash, other securities or other property, other than a Combination involving such Person in which the holders of such Person's voting stock immediately prior to the Combination have substantially the same proportionate ownership of voting stock of the surviving corporation immediately after the Combination, or (ii) any sale, lease, exchange or transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of such Person, or (b) any other Person or a subsidiary thereof or any employee benefit plan sponsored by such Person or a subsidiary thereof or a corporation owned, directly or indirectly, by the stockholders of such Person in substantially the same proportions as their ownership of stock of such Person, other than a party hereto or any Affiliate of any such party, shall become the Beneficial Owner of securities of such Person representing 50% or more of the combined voting power of the then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors of such Person, as a result of a tender or exchange offer, open market purchase or purchases, privately negotiated purchase or otherwise or (ii) any other Person (other than any Person that is an affiliate of any party hereto) (the "Offeror") shall formally announce its intention to commence a tender offer or exchange offer for 50% or more of the outstanding voting securities of such specified Person if the Offeror has the financial means of consummating such tender offer or exchange offer.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Company Project or Projects" means the projects identified on
Section 3.19 of the Company Disclosure Schedule.

                  "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock or as trustee or executor, by contract or credit arrangement or otherwise;

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder;

                  "Extraordinary Working Capital" means the net result, as of the Effective Time, of (A) the sum of all current receivables incurred by the Company other than in the ordinary course of business, minus (B) the sum of all current payables incurred by the Company other than in the ordinary course of business, including any Nonqualifying Current Payables (as such term is defined in Section 2.06), in each case as reflected on the Effective Date Balance Sheet;

                  "GAAP" means United States generally accepted accounting principles;

                  "Governmental   Order"  means  any  order,   writ,   judgment,
injunction, decree, stipulation, determination or award entered by or with any Governmental Entity;

                  "HSR Act" means the Hart-Scott-Rodino Anti-Trust Improvement Act of 1976, as amended, and the rules and regulations promulgated thereunder;

                  "Indebtedness" means (i) all indebtedness, whether or not represented by bonds, debentures, notes or other securities, for the repayment of money borrowed, (ii) all deferred indebtedness for the payment of the purchase price of properties or assets purchased, (iii) all guaranties, endorsements (other than endorsements in the ordinary course of business), assumptions, and other contingent obligations, in respect of, or to purchase or to otherwise acquire, indebtedness of others, (iv) all indebtedness secured by mortgage, pledge, security interest, or lien existing on property owned which is subject to such mortgage, pledge, security interest, or lien, whether or not the indebtedness secured thereby shall have been assumed, and (v) all capitalized lease obligations (excluding obligations under operating leases) including but not limited to all long term debt, including the current portion thereof, including all notes payable, long term accounts payable, debts associated with minority interests and the Illinois subsidy liability.

                  "Indenture of Trust and Security Agreement" shall mean that Indenture of Trust and Security Agreement dated as of November 30, 1999 by and among the Company and certain Company Subsidiaries described therein and the Chase Manhattan Bank, as trustee, respecting the Hancock Notes, as it may be amended from time to time (including without limitation the First Amendment to Indenture of Trust and Security Agreement dated as of March 14, 2000.)

                  "Knowledge" shall mean in the case of the Company, the actual knowledge of Bernard J. Zahren, Martin Laughlin, Richard Augustine and Michael Carolan after reasonable inquiry and in the case of the Parent, the actual knowledge of Goren Mornhed, Sy Beder, Howard Nevins and Larry Schneider after reasonable inquiry.

                  "lease" means and includes any and all leases, subleases, sale/leaseback agreements or similar arrangements;

                  "Major Shareholders" means Bernard J. Zahren, Finova Mezzanine Capital Corp., AJG, Environmental Opportunities Fund, Environmental Opportunities Fund Cayman, Frederic Rose, M&R Associates, Martin Laughlin, Richard Augustine and Michael Carolan and their heirs, successors and assigns;

                  "Merger Consideration Value" shall mean the sum of (i) Cash Payment which the recipient(s) in question are entitled to receive at the Closing pursuant to Schedule 2.01(a) hereto, (ii) the product of (A) the number of shares of Parent Series C Preferred Stock which the recipient(s) in question are entitled to receive at the Closing pursuant to Schedule 2.01(a) hereto and
(B) $30, (iii) the product of (A) the number of shares of Parent Common Stock which the recipients in question are entitled to receive at the Closing pursuant to Schedule 2.01(a) hereto and (B) Average Parent Share Price, (iv) the product of the number of Parent Warrants which the recipient(s) in question are entitled to receive at the Closing pursuant to Schedule 2.01(a) hereto and (B) the greater of (i) $0.00 and (ii) the Average Parent Share Price less the exercise price, and (v) the Contingent Merger Payment.

                  "Note Purchase Agreement" shall mean that Note Purchase Agreement dated as of November 30, 1999 respecting $42,300,000 9.47% Senior Secured Notes Series A due December 31, 2014 and $10,000,000 Senior Secured Notes Series B due December 31, 2014 (collectively the "Hancock Notes") by and among the Company and certain Company Subsidiaries described therein and the parties described on Exhibit A thereto as it may be amended from time to time.

                  "Ordinary Course Working Capital" means the net result,  as of the Effective Time, of (A) the sum of all current assets incurred by the Company in the ordinary course of business, minus (B) the sum of all current liabilities (including without limitation accounts payable and accrued) incurred by the Company in the ordinary course of business, in each case as reflected on the Effective Date Balance Sheet plus (Company) unrestricted cash, shown on the Effective Date Balance Sheet as an asset of the Company which has not been set aside or reserved for Construction Projects. In calculating the Ordinary Course Working Capital, current assets shall include, among other items, any receivable originating from the sale of the Company's property at 40 Tower Lane, Avon and exclude (i) restricted cash associated with Construction Projects, (ii) Illinois subsidy cash and (iii) payments made by AJG prior to the Effective Time in connection with the YESCO Transaction and the Cinergy Transaction. In calculating the Ordinary Course Working Capital, current payables shall include, among other items, (i) the accrued bonuses and deferred salaries of Company personnel in an aggregate amount not to exceed $200,000, (ii) all transaction costs including the professional fees and expenses of the Company's accountants, investment bank and counsel incurred in connection with the negotiation of this Agreement and agreements related hereto and the consummation of the transactions contemplated hereby and thereby in an amount not to exceed $700,000 and (iii) any premiums for the D&O Insurance incurred prior to the Effective Time. In the event the Ordinary Course Working Capital reflected on the Effective Date Balance Sheet is less than zero, the Effective Date Balance Sheet shall include a footnote confirming that the current payables reflected on the Effective Date Balance Sheet do not include any amounts declared or paid to the Company's stockholders other than the accrued bonuses and deferred salaries of Company personnel in an aggregate amount not to exceed $200,000. For purposes of this definition of Ordinary Course Working Capital "ordinary course of business" shall consist of the operation of the existing project portfolio, ongoing Construction Projects (including outlays for such Projects), in-house costs associated with ongoing development efforts and costs associated with the consummation of the Merger, the YESCO Acquisition and the ABB Loan Agreement.

                  "Parent's Disclosure Documents" means Parent's Form 10-K for the year ended January 31, 2000, 2000 Annual Report to Stockholders, Proxy Statement for the annual meeting of the Parent's shareholders on November 16, 1999, Form 10-Q for the period ended April 30, 2000 and Form 10-Q for the period ended July 31, 2000.

                  "Parent Project or Projects" means the projects  identified in
Section 4.17 of the Parent Disclosure Schedule.

                  "person"  means  an  individual,   corporation,   partnership,
limited liability company, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d) of the Exchange Act);

                  "Qualified Project" means a Project that satisfies all of the following criteria: (a) the Company Project produces qualified fuel within the meaning of Section 29(c)(1)(B)(ii) of the Code; (b) the Company Project was originally placed in service no earlier than January 1, 1980, and no later than June 30, 1998, within the meaning of Sections 29(f) and (g) of the Code; (c) if the Company Project was originally placed in service after December 31, 1996, it was placed in service pursuant to a binding written contract in effect before January 1, 1997, within the meaning of Section 29(g)(1)(A) of the Code; and (d) no federal, state or local grants, tax-exempt bonds or subsidized energy financing was used to pay any part of the cost of the Project within the meaning of Section 29(b) (3) of the Code, and no energy credits or enhanced oil recovery credits were claimed by Seller or any prior owner with respect to the Project, unless already recaptured (as described in Sections 29(b)(4) and (5) of the Code).

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder;

                  "Shareholder's Percentage Share" shall mean the percentage derived by dividing (i) the Merger Consideration Value which the Shareholder whose Percentage Share is being measured is entitled to receive under Section
2.01 hereof and (ii) the aggregate Merger Consideration Value which all of the Shareholders are entitled to receive under Section 2.01 hereof.

                  "Special Shareholders" mean those holders of Company Common Stock identified as such on a certificate provided by the Company to Parent at least 5 business days prior to the Closing Date; provided, however, that if no such certificate is provided by such time there shall be no Special
Shareholders. Such certificate shall state the number of shares of Company Common Stock held by such Special Shareholders.

                  "subsidiary" or "subsidiaries" of Parent, the Company, the Surviving Corporation or any other person, means any corporation, partnership, joint venture or other legal entity of which Parent, the Company, the Surviving Corporation or such other person, as the case may be (either alone or through or together with any other subsidiary), either owns, directly or indirectly, fifty percent (50%) or more of the stock or other equity interests the holders of which are generally entitled to vote for the election, or has the ability, directly or indirectly, to cause the appointment of a majority of the board of directors or other governing body of such corporation or other legal entity; and

                  "Taxes" means any and all taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; and customers' duties, tariffs, and similar charges.


                  (b) Index of Certain Additional Defined Terms. As used in this Agreement, the following terms have the respective meanings set forth in the Section hereof following such term:


Term                                                                                Section

Additional Parent Common Stock .................................................    Section 2.01(b)
Agreement ......................................................................    Preamble
AJG ............................................................................    Recitals
AJG Agreement...................................................................    Recitals
AJG Gasco Transaction ..........................................................
AJG Genco Transaction...........................................................    Recitals
Assets..........................................................................    Section 3.11(a)
Audited 2000 Financial Statements...............................................    Section 2.05(a)
Authorized Parent Preferred Stock ..............................................    Section 4.03
Average Parent Share Price......................................................    Section 2.01(c)
Benefit Plans ..................................................................    Section 3.17(a)
Board...........................................................................    Section 7.03(g)
Cash Payment ...................................................................    Section  2.01(a)
CERCLA .........................................................................    Section 3.20(d)
CERCLIS.........................................................................    Section 3.20(d)
Certificate.....................................................................    Section 2.02
Certificates of Merger .........................................................    Section 1.02
CES.............................................................................    Recitals
CGS.............................................................................    Recitals
Cinergy Gasco Purchase and Sale Agreement.......................................    Recitals
Cinergy Subscription Agreement..................................................    Recitals
Cinergy Transactions............................................................    Recitals
Claims..........................................................................    Section 3.20(d)
Closing.........................................................................    Section 2.04
Closing Date....................................................................    Section 2.04
Code ...........................................................................    Recitals
Company ........................................................................    Preamble
Company Common Stock ...........................................................    Section 2.01(a)
Company Disclosure Schedule ....................................................    Article III
Company Material Adverse Effect.................................................    Section 3.01
Company Option..................................................................    Section 2.03
Company Outstanding Proposals ..................................................    Section 3.21(d)
Company Preferred Stock ........................................................    Section 2.01(a)
Company Project ................................................................    Section 3.19
Company Shareholder.............................................................    Section  6.14
Company Stock Option Plans......................................................    Section 2.03
Company Subsidiary .............................................................    Section 3.05(a)
Competing Transaction...........................................................    Section 6.01(c)
Construction Deficit............................................................    Section 2.05(b)
Construction Reserve............................................................    Section 2.05(b)
Contingent Merger Payment.......................................................    Section 2.01(a)
CSHC............................................................................    Recitals
CSHC Guarantee..................................................................    Recitals
Customer Contracts..............................................................    Section 3.21(a)(iii)
D&O Insurance ..................................................................    Section 6.09
DGCL ...........................................................................    Recitals
DOL ............................................................................    Section 3.17(a)
Draft Effective Date Balance Sheet..............................................    Section 2.05(a)
Effective Date Balance Sheet....................................................    Section 2.05(a)
Effective Date..................................................................    Section 1.02
Effective Date Report...........................................................    Section 2.05(a)
Effective Time .................................................................    Section 1.02
Engineer........................................................................    Section 2.05(b)
Environmental Claims............................................................    Section 3.20(d)
Environmental Laws .............................................................    Section 3.20(d)
Environmental Permits ..........................................................    Section 3.20(d)
ERISA ..........................................................................    Section 3.17(a)
Escrow Agreement ...............................................................    Recitals
ESI.............................................................................    Recitals
ESI Option......................................................................    Recitals
ESI Option Agreement............................................................    Section 6.14
ESI Warrants....................................................................    Section 6.14
Excess Reduction................................................................    Section 2.05(b)
Extraordinary Working Capital Deficit...........................................    Section 2.05(b)
FERC ...........................................................................    Section 3.29
FPA ............................................................................    Section 3.29
Financial Statements............................................................    Section 3.06
Future SEC Reports..............................................................    Section 6.01(d)
Governmental Entity ............................................................    Section 3.04
Guarantee ......................................................................    Section 2.01(a)
Hancock ........................................................................    Section 3.27
Hazardous Materials ............................................................    Section 3.20(d)
Indemnified Parties.............................................................    Section 6.09(b)
Indemnification Escrow Shares...................................................    Section 2.01(a)
Indemnification Agreement ......................................................    Recitals
IRS ............................................................................    Section 3.17(a)
KRC.............................................................................    Section 2.05(a)
Law ............................................................................    Section 3.04
Liabilities ....................................................................    Section 3.15
Loan Agreements ................................................................    Section 3.21(a)(ii)
Material Contracts .............................................................    Section 3.21(a)
Merger .........................................................................    Recitals
Merger Consideration............................................................    Section 2.01(a)
Merger Sub .....................................................................    Preamble
Merger Sub Common Stock ........................................................    Section 2.01(e)
Merger Sub Stockholders Agreement  .............................................    Recitals
Most Recent Audited Balance Sheet...............................................    Section 2.05(a)
NGA ............................................................................    Section 3.29
Nonqualifying Current Payable...................................................    Section 2.06(d)
Ordinary Course Working Capital Deficit.........................................    Section 2.05(b)
Outstanding Construction Cost...................................................    Section 2.05(b)
Parent .........................................................................    Preamble
Parent Assets...................................................................    Section 4.10(a)
Parent Benefit Plans............................................................    Section 4.15(a)
Parent Common Stock ............................................................    Section 2.01(a)
Parent Customer Contracts.......................................................    Section 4.19(iii)
Parent Disclosure Schedule......................................................    Article IV
Parent Financial Statements.....................................................    Section 4.24(b)
Parent Loan Agreements..........................................................    Section 4.19(a)(ii)
Parent Material Adverse Effect..................................................    Section 4.01
Parent Material Contracts.......................................................    Section 4.19(a)
Parent Option...................................................................    Section 4.03(a)
Parent Outstanding Proposals....................................................    Section 4.19(d)
Parent Permits..................................................................    Section 4.07
Parent Projects.................................................................    Section 4.17
Parent SEC Reports .............................................................    Section 4.24(a)
Parent Series C Preferred Stock.................................................    Section 2.01(a)
Parent  Stock Option Plans......................................................    Section  4.03(a)
Parent Subsidiary...............................................................    Section 4.05(a)
Parent Warrants.................................................................    Section 2.01(a)
Permits ........................................................................    Section 3.08
Proxy Statement.................................................................    Section 6.01(a)
PUHCA...........................................................................    Section 3.29
PURPA ..........................................................................    Section 3.29
Qualifying Facility.............................................................    Section 3.29
Registration Rights Agreement...................................................    Recitals
Representation Letter ..........................................................    Section  7.02(i)
Representatives.................................................................    Section 6.03(a)
Series A Stock..................................................................    Section 2.01(a)
Series B Stock..................................................................    Section 2.01(a)
Series C Stock..................................................................    Section 2.01(a)
Shareholder Representative .....................................................    Section 2.05(b)
Shareholders....................................................................    Section 2.05(a)
Shortfall.......................................................................    Section 2.05(b)
Signing Options.................................................................    Section 2.03
Specific Third Party Consents...................................................    Section 6.04(d)
Stockholders' Approvals.........................................................    Section 7.01(a)
Stockholders' Meetings..........................................................    Section 6.02
Surviving Corporation ..........................................................    Section 1.01
Termination Date................................................................    Section 2.04
Transaction Documents...........................................................    Section 7.02(c)
Voting Agreement ...............................................................    Recitals
Warrant Shares..................................................................    Section 2.01(a)
Working Capital Escrow Shares...................................................    Section 2.01(a)
YESCO...........................................................................    Recitals
YESCO Agreement.................................................................    Recitals
YESCO Transaction...............................................................    Recitals
Zahren Employment Agreement ....................................................    Recitals

                                AMENDMENT NO. 1
                            TO AGREEMENT AND PLAN OF
                            REORGANIZATION AND MERGER
                     BY AND AMONG U.S. ENERGY SYSTEMS, INC.,
                            USE ACQUISITION CORP. AND
                      ZAHREN ALTERNATIVE POWER CORPORATION



                  This Amendment No. 1 to Agreement and Plan of Reorganization and Merger (the "Amendment") is made as of the 11th day of December, 2000 by and among U.S. Energy Systems, Inc. ("Parent"), USE Acquisition Corp.("Merger Sub"), and Zahren Alternative Power Corporation (the "Company"). Unless indicated otherwise, capitalized terms shall have the same meanings herein as they have in the Merger Agreement (as defined below).

                               W I T N E S S E T H

                  WHEREAS, Parent, Merger Sub and the Company previously entered into that certain Agreement and Plan of Reorganization and Merger dated as of November 28, 2000 (the "Merger Agreement"); and

                  WHEREAS, the Parent, Merger Sub and the Company now wish to amend the Agreement.

                  NOW, THEREFORE, in consideration of $10.00 and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. The last unlettered paragraph of Section 8.01 of the Merger Agreement is hereby amended by deleting the existing paragraph in its entirety and inserting in its place the following paragraph:

                  This Agreement will be terminated and be void and of no effect in the event Hancock does not consent in writing on or before 5:00 p.m., Eastern Standard time on December 19, 2000, to the Company's entering into the Merger Agreement and the Exhibits hereto to which the Company is a party and which are to be entered into as of the date hereof; provided, however, that the terms of the consent are subject to the prior approval of Parent and Merger Sub.

                  2. Except as amended hereby, the Merger Agreement is as hereby ratified and confirmed and, as so amended, remains in full force and effect on the date hereof.
                  IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above.

                                    U.S. ENERGY SYSTEMS, INC.


                                By:  /s/   Goran Mornhed
                                    --------------------------------
                                    Name:  Goran Mornhed
                                    Title: President and
                                    Chief Operating Officer


                                    USE ACQUISITION CORP.


                                By:    /s/ Goran Mornhed
                                    ---------------------------------
                                    Name:  Goran Mornhed
                                    Title: President


                                    ZAHREN ALTERNATIVE POWER CORPORATION


                                By:  /s/   Bernard J. Zahren
                                    ----------------------------------
                                    Name:  Bernard J. Zahren
                                    Title: President

                                 AMENDMENT NO. 2
                            TO AGREEMENT AND PLAN OF
                            REORGANIZATION AND MERGER
                     BY AND AMONG U.S. ENERGY SYSTEMS, INC.,
                            USE ACQUISITION CORP. AND
                      ZAHREN ALTERNATIVE POWER CORPORATION


                  This Amendment No. 2 to Agreement and Plan of Reorganization and Merger (the "Amendment") is made as of the 19th day of December, 2000 by and among U.S. Energy Systems, Inc. ("Parent"), USE Acquisition Corp.("Merger Sub"), and Zahren Alternative Power Corporation (the "Company"). Unless indicated otherwise, capitalized terms shall have the same meanings herein as they have in the Merger Agreement (as defined below).

                               W I T N E S S E T H

                  WHEREAS, Parent, Merger Sub and the Company previously entered into (i) that certain Agreement and Plan of Reorganization and Merger dated as of November 28, 2000 and (ii) that certain Amendment No. 1 to the Agreement dated as of the 11th day of December, 2000 (collectively the "Merger Agreement"); and

                  WHEREAS, the Parent, Merger Sub and the Company now wish to amend the Agreement.

NOW, THEREFORE, in consideration of $10.00 and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. The last unlettered paragraph of Section 8.01 of the Merger Agreement is hereby amended by deleting the existing paragraph in its entirety and inserting in its place the following paragraph:

                  This Agreement will be terminated and be void and of no effect in the event Hancock does not consent in writing on or before 5:00 p.m., Eastern Standard time on December 22, 2000, to the Company's entering into the Merger Agreement and the Exhibits hereto to which the Company is a party and which are to be entered into as of the date hereof; provided, however, that the terms of the consent are subject to the prior approval of Parent and Merger Sub.

                  2. Except as amended hereby, the Merger Agreement is as hereby ratified and confirmed and, as so amended, remains in full force and effect on the date hereof.

                  IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above.

                                       U.S. ENERGY SYSTEMS, INC.


                                       By: /s/ Goran Mornhed
                                               -------------
                                         Name: Goran Mornhed
                                         Title: President and
                                         Chief Operating Officer


                                       USE ACQUISITION CORP.


                                       By: /s/ Goran Mornhed
                                               -------------
                                         Name: Goran Mornhed
                                         Title: President


                                        ZAHREN ALTERNATIVE POWER CORPORATION

                                        By: /s/ Bernard J. Zahren
                                                -----------------
                                          Name: Bernard J. Zahren
                                          Title: President

                                 AMENDMENT NO. 3
                            TO AGREEMENT AND PLAN OF
                            REORGANIZATION AND MERGER
                     BY AND AMONG U.S. ENERGY SYSTEMS, INC.,
                            USE ACQUISITION CORP. AND
                      ZAHREN ALTERNATIVE POWER CORPORATION


                  This Amendment No. 3 to Agreement and Plan of Reorganization and Merger (the "Amendment") is made as of the 19th day of January, 2001 by and among U.S. Energy Systems, Inc. ("Parent"), USE Acquisition Corp.("Merger Sub"), and Zahren Alternative Power Corporation (the "Company"). Unless indicated otherwise, capitalized terms shall have the same meanings herein as they have in the Merger Agreement (as defined below).

                               W I T N E S S E T H

                  WHEREAS, Parent, Merger Sub and the Company previously entered into (i) that certain Agreement and Plan of Reorganization and Merger dated as of November 28, 2000, (ii) that certain Amendment No. 1 to the Agreement dated as of the 11th day of December, 2000 and (iii) that certain Amendment No. 2 to the Agreement dated as of the 19th day of December, 2000 (collectively the "Merger Agreement"); and

                  WHEREAS, the Parent, Merger Sub and the Company now wish to amend the Agreement. NOW, THEREFORE, in consideration of $10.00 and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Section 2.04 of the Merger Agreement is hereby amended by deleting the existing paragraph in its entirety and inserting in its place the following paragraph:
                           SECTION 2.04. Closing. The closing (the "Closing") shall occur at the offices of Robinson Brog Leinwand Greene Genovese & Gluck P.C., 1345 Avenue of the Americas, New York, New York on the first Business Day of the month following the month in which the Parent's Stockholder Approval is obtained, but no later than February 1, 2001, (the "Closing Date"); provided that such Closing Date shall be extended by a number of days equal to the number of days, measured inclusively, contained in the period commencing on December 20, 2000 and ending on the date on which Parent receives written notice from the SEC that the Proxy Statement referred to in Section 6.01 has been approved for delivery to the Parent's shareholders; provided, further, that (i) if such extended Closing Date is not a Business Day then the closing shall be further extended to the next Business Day. Notwithstanding anything to the contrary herein, the closing date shall not be extended beyond May 1, 2001 (the "Termination Date"). The parties will proceed diligently and use their respective diligent efforts, exercised in good faith, to effect the Closing on or before the Closing Date. The Closing shall constitute the acts which take place on the Closing Date by which the transactions contemplated by this Agreement are consummated.

2. The definition of "Ordinary Course Working Capital" contained in Annex 1 to the Merger Agreement is hereby amended by deleting "$700,000" from clause (ii) of the third sentence and replacing it with "$800,000."

                  3. Except as amended hereby, the Merger Agreement is as hereby ratified and confirmed and, as so amended, remains in full force and effect on the date hereof.

 IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above.

                                     U.S. ENERGY SYSTEMS, INC.


                                 By: Gorna Mornhed
                                     --------------------------------
                                     Name: Goran Mornhed
                                     Title: President and
                                     Chief Operating Officer


                                     USE ACQUISITION CORP.


                                 By: Goran Mornhed
                                     --------------------------------
                                     Name: Goran Mornhed
                                     Title: President


                                     ZAHREN ALTERNATIVE POWER CORPORATION


                                  By: Bernard J. Zahren
                                      -------------------------------
                                      Name: Bernard J. Zahren
                                      Title: President

                                                                APPENDIX B


                           U.S. ENERGY SYSTEMS, INC.

                   2000 EXECUTIVE INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this 2000 Executive Incentive Compensation Plan (the "Plan")is to assist U.S. ENERGY SYSTEMS, INC., a Delaware corporation (the "Company") and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, Directors and independent contractors by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of stockholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

         (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

         (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest, granted to a Participant under the Plan.

         (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

         (d)   "Beneficial   Owner",   "Beneficially   Owning"  and  "Beneficial
Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

         (e) "Board" means the Company's Board of Directors.

         (f) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

         (g) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

         (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

         (i) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist of at least two directors, and each member of which shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

         (j) "Corporate Transaction" means a Corporate Transaction as defined in
Section 9 (b) (i) of the Plan.

         (k) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

         (l)  "Deferred  Stock" means a right,  granted to a  Participant  under
Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

         (m) "Director" means a member of the Board.

         (n) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

         (o) "Dividend Equivalent" means a right, granted to a Participant under
Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

         (p) "Effective Date" means the effective date of the Plan, which shall be May 4, 2000.

         (q) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any Subsidiary, and independent contractors with the Company or any Subsidiary. The foregoing notwithstanding, only employees of the Company or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

         (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

         (s) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

         (t) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

         (u) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

         (v) "Incumbent Board" means the Incumbent Board as defined in Section 9(b) (ii) of the Plan.

         (w) "Limited SAR" means a right granted to a Participant under Section 6(c) hereof.

         (x) "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

         (y) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

         (z) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

         (aa) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

         (bb) "Performance Award" means a right, granted to an Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

         (cc) "Person" shall have the meaning ascribed to such term in Section 3(a) (9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

         (dd)  "Restricted  Stock" means Stock  granted to a  Participant  under
Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

         (ee) "Rule 16b-3" and "Rule 16a-1 (c) (3)" means Rule 16b-3 and Rule l6a-1 (c) (3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act

         (ff)  "Stock"  means  the  Company's   Common  Stock,  and  such  other
securities  as may be  substituted  (or  resubstituted)  for Stock  pursuant  to
Section 10(c) hereof.

         (gg) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

         (hh) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

3.        Administration.

         (a) Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or in order to comply with Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

         (b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to

Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

         (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.       Stock Subject to Plan.

         (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 10,000,000 plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Subject to adjustment as provided in Section 10(c) hereof, in no event shall the aggregate number of shares of Stock which may be issued pursuant to ISOs exceed 10,000,000 shares.

         (b) Application of Limitations. The limitation contained in Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

5.       Eligibility: Per-Person Award Limitations.

         Awards Under the Plan. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 2,500,000 shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6 (b), 6 (c), 6 (d), 6 (e), 6 (f), 6 (g), 6 (h), 8 (b)
and 8 (c).

6.       Specific Terms of Awards.

         (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

         (b) Options. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions;

                           (i) Exercise  Price.  The exercise price per share of
                  Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the
                  Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

                           (ii) Time and Method of  Exercise.  The  Committee or
                  the Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

                           (iii) ISOS.  The terms of any ISO  granted  under the
                  Plan  shall  comply in all  respects  with the  provisions  of
                  Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                           (A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                           (B) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

         (c) Stock Appreciation Rights. The Committee and the Board each is authorized to grant SAR's to Participants on the following terms and conditions.

                           (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under
                  Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under Section 7(a) hereof.

                           (ii) Other  Terms.  The  Committee or the Board shall
                  determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

         (d) Restricted Stock. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions.

                           (i) Grant and Restrictions. Restricted Stock shall be
                  subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted

                  Stock, subject to Section 10 (b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                           (ii) Forfeiture. Except as otherwise determined by the Committee or the Board at the time of the Award, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified. causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                           (iii) Certificate for Stock. Restricted Stock granted
                  under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                           (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

         (e) Deferred Stock. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

                           (i) Award and Restrictions.  Satisfaction of an Award
                  of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

                           (ii) Forfeiture. Except as otherwise determined by the Committee or the Board, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

                           (iii) Dividend Equivalents. Unless otherwise determined by the Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either
                  (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or
                  (B) deterred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

         (f) Bonus Stock and Awards in Lieu of Obligations. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

         (g) Dividend Equivalents. The Committee and the Board each is authorized to grant

Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

         (h) Other Stock-Based Awards. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6 (h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

7.       Certain Provisions Applicable to Awards.

         (a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

         (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code)

         (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

         (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to
Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule l6b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

8.       Performance and Annual Incentive Awards.

         (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162 (m). If and to the extent required under Code Section 162 (m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

         (b) Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), then the Committee may, in its discretion, provide that the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8 (b).

                           (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8 (b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                           (ii) Business Criteria.  One or more of the following
                  business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index or the S&P Specialty Retailer Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital;  (11) return on investment;  (12) operating earnings;
                  (13) working capital or inventory; (14) the price of the Company's capital stock; and (15) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as "performance-based compensation under Code
                  Section 162(m).

                           (iii)  Performance  Period;  Timing for  Establishing
                  Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

                           (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8 (b) (ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8 (b) (iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

         (c) Annual Incentive Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8 (c).


                           (i) Annual  Incentive  Award Pool.  The Committee may
                  establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8 (b) (ii) hereof during the given performance period, as specified by the

                  Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (ii) Potential  Annual  Incentive  Awards.  Not later
                  than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8 (c) (i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8 (b) (ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

                           (iii) Payout of Annual  Incentive  Awards.  After the
                  end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

         (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

         (e) Status Of Section 8(b) and Section 8(c) Awards Under Code Section 162 (m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

9.       Change in Control.

         (a) Effect of "Change in Control". If and to the extent provided in the Award, in the event of a "Change in Control," as defined in Section 9(b), the following provisions shall apply:

                           (i) Any Award  carrying a right to exercise  that was
                  not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control, subject only to applicable restrictions set forth in
                  Section 10(a) hereof;

                           (ii) Limited SARs (and other SARs if so provided by their terms) shall become exercisable for amounts, in cash, determined by reference to the Change in Control Price;

                           (iii) The restrictions,  deferral of settlement,  and
                  forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

                           (iv) With respect to any such outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the

                  Committee in the Award agreement relating to such Award.

         (b) Definition of "Change in Control. A "Change in Control" shall be deemed to have occurred upon:

                           (i) Approval by the  stockholders of the Company of a
                  reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale (any such event being referred to as a "Corporate Transaction") is subsequently abandoned);

                           (ii) Individuals who, as of the date on which the Award is granted, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Award was granted whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

                           (iii) The  acquisition  (other than from the Company)
                  by any  person,  entity or  "group",  within  the  meaning  of
                  Section 13 (d) (3) or 14 (d) (2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries.

         (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

10.      General Provisions.

         (a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

         (b) Limits on Transferability Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death or a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award; but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

         (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spinoff, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that a substitution or adjustment is determined by the Committee or the Board to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee or the Board shall, in such manner as it may deem equitable, substitute or adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as. well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under
Section 8 (b) hereof or Annual Incentive Awards granted under Section 8 (c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation' under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

         (d) Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and

Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

         (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or
Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

         (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

         (g) Unfunded Status of Awards, Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company, provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the board may specify and in accordance with applicable law.

         (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating nor any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

         (i) Payments in the Event of Forfeitures: Fractional Shares. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of laws, and applicable federal law.

         (k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162 (m) and 422, Rule 16b-3 under the Exchange Act, applicable NASDAQ requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

                                                                    APPENDIX C

                            U.S. ENERGY SYSTEMS, INC.
                           2000 EXECUTIVE BONUS PLAN


SECTION 1. Purpose.

The purpose of this Plan is to establish a program of incentive compensation for designated executive officers and key employees of the Company and its subsidiaries that is directly related to the achievement of goals for the Company.

SECTION 2. Definitions.

As used in this Plan, the following capitalized terms shall have the following meanings:
a. "Acquisition" shall mean the acquisition of an Eligible New Business operations by the Company, whether by stock or asset purchase, merger or any other means.

b. "Acquisition Multiple" shall mean, with respect to any Acquisition, the quotient of (i) the purchase price paid in connection with such Acquisition over (ii) the Adjusted EBITDA of the acquired business for the 12-month period ending on the last day of the acquired company's most recently completed fiscal quarter ended prior to the date of the execution of the definitive agreement relating to such Acquisition.

c. "Adjusted EBITDA" for any Plan Year or other referenced period shall mean the operating income for each respective Eligible New Business, for such Plan Year or other referenced period, as reflected on its consolidated audited financial statements, adjusted to exclude the impact of:

         1.       depreciation and amortization expenses;

         2. any amounts accrued pursuant to management bonus plans including, but not limited to, this Plan, and related employer payroll taxes for the applicable period;

         3. any discretionary or matching contributions to the Company's 401 (k) Plan and other deferred compensation plans for the applicable period;

         4. all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, all as determined in accordance with standards established by opinion No. 30 of the Accounting Principles Board (APB Opinion No.
                  30);

         5. all items of gain, loss or expense related to restructuring charges of subsidiaries whose operations are not included in operating income for the applicable period;

         6. all items of gain, loss or expense related to discontinued operations that do not qualify as a segment of a business as defined under APB Opinion No. 30;

         7. the reduction in carrying value of long-lived assets, in accordance with FASB Pronouncement No. 121; and

         8. all items of expense related to equity-based compensation determined in accordance with the standards established by Opinion No. 25 of the Accounting Principles Board or FASB Pronouncement No. 123.

         9. allocation of corporate G&A costs and other corporate allocations that are in excess of full marginal cost for services used by an Eligible New Business. Each Eligible New Business shall, for the purpose of this Plan, be charged the full marginal cost for services provided by the Company, such as G&A costs. The full marginal cost of such services will be determined for each Eligible New Business to be costs that are specifically incurred with respect to such Eligible New Business, plus an allocated portion of the remainder of the corporate G&A costs. G&A costs that are not specifically incurred with respect to the Company's businesses or other activities will be allocated based on the employees' allocation of time to each of the Company's businesses and other activities, and the associated charges of salary, benefits and overhead costs. The employees' allocation of time will be based on time sheets, signed by respective employees. Each hour charged will be charged at a rate that will include the employee's hourly salary, plus associated benefit costs, plus a prorated portion of corporate G&A costs that are not specifically incurred for a business activity of the Company, such that the Company's total G&A costs that are not specifically incurred for a business activity of the Company are spread over the total amount of hours worked (40hrs/wk) by all employees.

d.       "Annual Bonus" shall  have  the meaning  ascribed to it in Section 2(b)
         (ii).

e. "Board" or "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

f. "Bonus Period" shall mean the five consecutive 365 day years from the later of the date the applicable Eligible New Business is acquired in the case of an Acquisition or the date such Eligible New Business commences commercial operation in the case of a development project or business.

g.       "Capital  Charge"  shall  mean  the  Cost  of  Capital   multiplied  by
         Incremental Capital for the applicable Plan Year.

h.       "Code" shall mean the Internal Revenue Code of 1986, as amended.

i. "Company" shall mean US Energy Systems, Inc. a Delaware corporation, or any successor corporation.

j.       "Cost of Capital" shall mean 10%.

k. "Covered Employee" shall mean a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

l. "Designated Beneficiary" shall mean the beneficiary or beneficiaries designated in accordance with Section 4(f) hereof to receive the amount, if any, payable under the Plan on the Participant's death.

m. "Economic Profit" with respect to any Plan Year shall be calculated for each Eligible New Business and shall mean (i) Adjusted EBITDA for each Eligible New Business for such Plan Year minus (ii) Capital Charges for each Eligible New Business for such Plan Year.
         Economic Profit may be positive or negative.

n. "Eligible New Business" shall mean a New Business with respect to which either (i) a definitive agreement respecting the acquisition or development o f such New Business is fully executed while such Participant is employed by the Company or (ii) in the case of a New Business where no definitive agreement is executed (such as an internally developed business), substantial action has been taken by the Company to implement such New Business while the Participant is employed by the Company and, in the case of either (i) or (ii) the Plan Year for which the Formula Bonus Award is being calculated includes a portion of the Bonus Period respecting such New Business.

o.       "FASB" shall mean the Financial Accounting Standards Board.

p. "Formula Bonus Award" shall mean the award payable to a Participant pursuant to Section 2(b)(i) of the Plan.

q. "Incremental Capital" for any Plan Year shall mean the sum of (i) Net Stock Issued in such Plan Year and invested in any respective Eligible New Business plus (ii) New Net Debt in such Plan Year invested in any respective Eligible New Business. Incremental Capital may be positive or negative, but shall exclude any Net Stock Issued or New Net Debt that are associated with construction of an Eligible New Business until such construction has been completed and the Eligible New Business related to such construction is placed into commercial operation.

r.       "Improvement Bonus" shall  have the meaning ascribed to it  in  Section
         3(b)(3).

s. "Improvement in Economic Profit" with respect to any Plan Year shall mean the excess, if any, of (i) the Economic Profit for such Plan Year with respect to the Eligible New Business over (ii) the greater of (A) zero or (B) the Economic Profit for such Eligible New Business for the preceding Plan Year.

t. "Net Debt" shall mean (i) all debt recorded on the audited consolidated balance sheet of the Company with respect to any respective Eligible New Business, including current maturities of long term debt, minus
         (ii) cash, cash equivalents, short term investments and long term investments, all for any respective Eligible New Business in the amount that such assets are carried on such balance sheet, and as adjusted to fair value for any assets carried at other than fair value.

u. "Net Stock Issued" shall mean the Value of Stock Issued minus the Value of Stock Repurchased. Net Stock Issued may be positive or negative.

v. "New Business" shall mean any new activity, in which the Company engages, such as a business segment, business, project or acquisition.

w. "New Net Debt" shall mean the increase (decrease) in Net Debt with respect to any respective Eligible New Business since the effective date of this Plan. New Net Debt may be positive or negative.

x. "Participant" shall mean each person designated to participate in the Plan pursuant to Sections 3(a).

y.       "Plan" shall mean this 2000 Executive Bonus Plan.

z. "Plan Year" shall mean the accounting fiscal year of the Company for financial accounting purposes, provided that the 2000 Plan Year shall exclude the first three fiscal months thereof (i.e. through May 4, 2000).

aa. "Value of Stock Issued" shall mean the gross proceeds received for any equity issued that is invested in respective Eligible New Business under this Plan. Notwithstanding the above, the Value of Stock Issued in connection with an Acquisition shall be deemed to be no greater than
         (i) ten times the acquired company's Adjusted EBITDA for the 12-month period ending on the last day of the acquired company's most recently completed fiscal quarter ended prior to the date of the execution of the definitive agreement relating to such Acquisition less the sum of ((ii) any debt assumed in connection with the acquisition plus (iii) any consideration as part of the purchase price, not paid in the form of equity).

bb. "Value of Stock Repurchased" shall mean the purchase price paid for any equity repurchased by the Company with respect to any Eligible New Business (including for this purpose, the value of equity distributed to the Company's shareholders in connection with a spinoff of an Eligible New Business which is not consolidated with the Company immediately following such distribution, such value to be determined by the closing price of such equity on its primary public market on the effective date of such distribution).

SECTION 3. Formula Bonus Awards

a. Eligibility. Participants eligible for a Formula Bonus Award shall consist of Goran Mornhed and Larry Schneider.

b. Formula Bonus Awards. Formula Bonus Awards to Participants under the Plan are potential awards that are based on the Economic Profit of Eligible New Businesses of the Company.

1. Formula Bonus Awards. For each Plan Year, each Participant under the Plan chosen as eligible pursuant to Section 3(a) above shall be entitled to a Formula Bonus Award which shall include Annual Bonuses and Improvement Bonuses (each as defined below) for the Bonus Period. Participant shall have no financial obligation to the Company in the event the Economic Profit or Improvement in Economic Profit is negative in a Plan Year.

2. Annual Bonus. In each Plan Year for each of the years of each Formula Bonus Award, each Participant shall be eligible for an Annual Bonus in an amount equal to two percent (2%) of the aggregate Economic Profit for such Plan Year for all Eligible New Businesses with respect to such Participant, subject to adjustments as provided for in Subsections (4),
         (5), (6) and (7) hereof. In the event the aggregate Economic Profit for such Plan Year for a Participant is a negative number, no Annual Bonus shall be paid to such Participant for such Plan Year.

3. Improvement Bonus. In each Plan Year for each of the years of each Formula Bonus Award, each Participant shall be eligible for an Improvement Bonus equal to twelve and one-half percent (12 1/2%) of the aggregate Improvement in Economic Profit respecting Eligible New Businesses with respect to such Participant for such Plan Year, subject to adjustments as provided for in Subsections (4), (5) and (6) below, and provided that if in any Plan Year the aggregate Improvement in Economic Profit respecting Eligible New Businesses under an award is negative, no Improvement Bonuses will be paid in respect of such Plan Year nor with respect to any subsequent Plan Year until Economic Profit for a Plan Year (included in whole or in part during the Bonus Period) for (Eligible New Businesses) is greater than it was for the Plan Year with respect to which an Improvement Bonus was last paid. For example, if Economic Profit of Eligible New Businesses in fiscal 2001 is $15 million and Economic Profit for Eligible New Businesses in fiscal 2002 is $14 million, no Improvement Bonus for Eligible New Businesses will be payable to any Participant for 2002 unless Economic Profit for Eligible New Businesses exceeds $15 million. If Economic Profit for Eligible New Businesses is $16 million in 2003, the Improvement Bonus payable in respect to 2003 will be $125,000 (12.5% of $1 million). Notwithstanding anything to the contrary herein, any Improvement Bonus accruing after the Participant's employment with the Company has been terminated for any reason shall only be measured with respect to Eligible New Businesses whose Economic Profit improves after such termination directly as a result of contractual terms and conditions which (i) existed prior to such termination and (ii) specifically provide for automatic improvements in the Company's Adjusted EBITDA relating to such Eligible New Business.

4. The Acquisition Adjustment. In the event that the Company makes an Acquisition and the Acquisition Multiple is greater than the quotient of (i) one over (ii) the Cost of Capital (the "Base Multiple"), then the Capital Charge relating to such Acquisition will be adjusted for the first two Plan Years following such Acquisition by multiplying the Capital Charge attributable to such Acquisition by a fraction, the numerator of which is the Base Multiple and the denominator of which is the Acquisition Multiple.

5.       Partial Year.  For purposes of  calculating  Formula Bonus Awards under section 3(b)(2) in the event the Bonus Period with respect to any Eligible New Business commences or terminates in the middle of a Plan Year or if the Participant's employment commences in the middle of a Plan Year, the Annual Bonus shall only be calculated with respect to Economic Profit accruing with respect to such Eligible New Businesses during that portion of the Plan

         Year falling within the Bonus Period or the portion of the Plan Year in which the Executive is employed (a "Partial Year"). For purposes of calculating the Improvement Bonus under Section 3(b)(3) if one of the Plan Years included in the calculation of the Improvement Bonus is a Partial Year, the Improvement in Economic Profit respecting such Eligible New Business shall be determined by comparing the Economic Profit accruing during such Partial Year with the Economic Profit accruing during the comparable period during the previous Plan Year included in the calculation of Improvement of Economic Profit. Notwithstanding the above, unless otherwise specified in an employment agreement between the Company (or the applicable subsidiary of the Company) and a Participant, a Participant who is employed by the Company or a subsidiary on the last day of a Plan Year shall be entitled to receive Formula Bonus Awards in respect of such Plan Year notwithstanding a subsequent termination of the Participant's employment.

6. Partial Ownership. In the event an Eligible New Business is partially owned by Company for purposes of calculating the Formula Bonus Awards, the Economic Profit and Improvement In Economic Profit respecting such partially owned Eligible New Business shall be the product of (i) 100% of the Economic Profit or Improvement In Economic Profit relating to such Eligible New Business respectively and (ii) the percentage of the Economic Profit allocated to the Company's ownership share.

7. Unconsummated Acquisitions. In the event (i) a definitive agreement respecting the acquisition of a Eligible New Business is executed while the Participant is employed by the Company but such Acquisition is not actually consummated until after the Participant's employment has terminated, or (ii) in the case of an Eligible New Business where no definitive agreement is executed, substantial action has been taken by the Company to implement such Eligible New Business while the Participant is Employed by the Company but such Eligible New Business which is not subject to a definitive agreement is not put into commercial operation until after the Participant's employment has terminated, for purposes of calculating a Formula Bonus Award hereunder , the Economic Profit respecting such Eligible New

         Business shall be discounted by 50%.

c. Form and Time of Determination of Award Payments and Caps. As soon as practicable following the end of the applicable Plan Year, the Company shall

         1. determine the Formula Bonus Awards for each Participant eligible for a Formula Bonus Award for such Plan Year;

         2. calculate and certify the amounts of Economic Profit and Improvement In Economic Profit for such Plan Year for each Annual Bonus and Improvement Bonus then payable under each Formula Bonus Award (the Compensation Committee of the Board shall oversee and approve such calculations). Annual Bonuses and Improvement Bonuses shall for each Plan Year be paid within 90 days after the end of such Plan Year, following the Board's certification and determination of the amounts payable to each eligible Participant and following the delivery of the audited consolidated financial statements of the Company with respect to such Plan Year. Payment of Formula Bonus Awards shall be made in the form of cash provided that the Company shall have the right to defer a portion of such Formula Bonus Awards for a Plan Year if, during such Plan Year a) the Company's EBITDA less the regularly scheduled current portion of long-term debt is less than all Formula Bonus Awards due under this Plan for such Plan Year, and b) as a result the Company lacks the cash to pay such Formula Bonus Awards in full. Such deferral shall not be made for more than 2 years. Deferred payments shall accrue interest at 16% per annum, compounded annually. Such deferral shall not reduce the amount of the Formula Bonus Award otherwise payable under this Agreement. Deferred payments under this Section 3(c)(2) shall not be subject to the Cap and time limits set forth in section 3(c)(3) below. As between various Participants, to the extent Formula Bonus Awards are deferred in part, they shall be deferred on a non-discriminatory pro-rata basis.

         3. Notwithstanding anything to the contrary set forth in this Agreement (but except for deferrals described in section 3(c)
                  (2) above), in no event shall the sum of the Annual Bonus and the Improvement Bonus paid to any Participant under this Plan exceed $1.2 million in any one Plan Year whether or not the Company possesses sufficient funds to pay such Bonus (the "Cap") Any excess Annual Bonus or Improvement Bonus earned but not paid in any one year due to the Cap shall be carried over to and paid the following year, without interest, subject to the same maximum payment as the previous year; provided that the obligation of the Company to carry over and pay any Annual Bonus or Improvement Bonus which is not paid due to the Cap shall cease after the fifth full Plan Year after such Bonus was earned after which time the Participant shall have no further right to receive such payments.

SECTION 4. Miscellaneous.

a. Taxes. The Company shall have the right to deduct from all awards paid under the Plan any federal, state or local taxes required by law to be withheld with respect to such payments.

b. Non -Transferability. No award made hereunder may be assigned, pledged or transferred, except, in the event of death of a Participant, by will or the laws of descent and distribution, and any attempt to assign, pledge or transfer such rights shall be void.

c. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, profit sharing, group insurance or other benefit plan of the Company or any of its Subsidiaries.

d. Governing Law. This Plan shall be governed by and construed in accordance with laws of the State of New York applicable to agreements made and to be performed entirely within such state (without regard to any conflict of law provisions that might indicate the applicability of any other laws). The parties hereby agree to submit any and all disputes arising out of or in connection with this Agreement to binding arbitration in accordance with the commercial rules of the American Arbitration Association. Such arbitration shall be held in New York City. Each party shall select one arbitrator and the two such selected arbitrators shall select a third arbitrator. Notwithstanding anything to the contrary in 4(d) this Section, such parties may seek in any court of competent jurisdiction any injunctive relief relating to any dispute arising out of or in connection with this Agreement.

e. Successors and Assigns. This Plan and the obligations hereunder shall be binding upon and inure to the benefit of any successors in interest to the business of the Company and may be assigned to any company which acquires substantially all the business operations or assets of the Company provided that such successor assumes the obligations hereunder.

f. Designation and Change of Beneficiary. Each Participant may designate one or more persons as the Designated Beneficiary who shall be entitled to receive his or her Formula Bonus Award, if any, payable under the Plan upon the death of the Participant. Such designation shall be in writing to the Company. A Participant may, from time to time, revoke or change his or her Designated Beneficiary without the consent of any prior Designated Beneficiary by filing a written designation with the Committee. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

g. Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments, which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All

                                                                APPENDIX D

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that the management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

o             Review  and  appraise  the  audit  effort  of  the   Corporation's
              independent accountant's and internal auditing department.


o             Provide  an open  avenue of  communication  among the  independent
              accountants,   financial  and  senior  management,   the  internal
              auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.      COMPOSITION

         The Audit Committee shall be comprised of two or more directors as determined by the Board, at least two of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee or which could disqualify such member as being "independent" under the applicable rules and regulations of the primary trading market for the Corporation's common stock (including NASDAQ). All members of the Committee shall have a working familiarity with basic finance and accounting management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department, if any and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at lest its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with IV.4 below).

IV.      RESPONSIBILITES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.


Independent Accountants

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approved the fees and other compensation to be paid to the independent accountants.  On an annual  basis,  the  Committee  should  review  and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountant's independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Processes

8. In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

9. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvements

11.      Establish  regular  and  separate  systems  of  reporting  to the Audit
         Committee  by each  management,  the  independent  accountants  and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management the independent accountants and the internal auditing department, if any, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13.      Review  any   significant   disagreement   among   management  and  the
         independent   accountants  or  the  internal  auditing   department  in
         connection with the preparation of the financial statements.

14. Review with the independent accountants, the internal auditing department, if any, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

15. The Committee may establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

16. Review management's monitoring of the Corporation's compliance with the Corporation's Ethical Code, if established, and ensure the management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

17. Review activities, organizational structure and qualifications of the internal audit department.

18. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies, when applicable.

19. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

20.      Perform  any  other  activities   consistent  with  this  Charter,  the
         Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.


Dated:   New York, New York
         June ___, 2000

APPENDIX

                           U.S. Energy Systems, Inc.
                           One North Lexington Avenue
                          White Plains, New York 10601
                         -----------------------------
                                     PROXY
        For Annual Meeting of Stockholders of U.S. Energy Systems, Inc.
                            to be held on [ ], 2001
                        --------------------------------

         This Proxy is solicited on behalf of the Board of Directors.

         The undersigned hereby appoints [ ] and [ ] as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of U.S. Energy
Systems, Inc. held of record by the undersigned on [ ], 2001 at the Annual Meeting of Stockholders to be held on [ ], 2001, or any adjournment or postponement thereof.

1.       APPROVAL OF THE (I) AGREEMENT AND PLAN OF REORGANIZATION AND
         MERGER DATED AS OF NOVEMBER 28, 2000, AS AMENDED, BY AND AMONG
         U.S. ENERGY SYSTEMS, INC., ZAHREN ALTERNATIVE POWER CORPORATION ("ZAPCO") AND USE ACQUISITION CORP. ("USE ACQUISITION") UNDER WHICH ZAPCO WILL BE ACQUIRED BY AN ENTITY OWNED BY US ENERGY AND
         CINERGY ENERGY SOLUTIONS, INC. ("CINERGY ENERGY"), (II) THE RELATED $11.5 MILLION INVESTMENT OF CINERGY ENERGY IN USE ACQUISITION WHICH IS A CONDITION TO THE COMPLETION OF THE MERGER, (III) THE RELATED ISSUANCE OF SHARES OF OUR COMMON STOCK TO THE LIMITED PARTNERS
         OF ZFC ROYALTY PARTNERS, A CONNECTICUT LIMITED PARTNERSHIP, IN EXCHANGE FOR THEIR INTERESTS IN SUCH ENTITY, AND (IV) THE RELATED ISSUANCE AND POTENTIAL ISSUANCE OF UP TO 4,850,000 SHARES OF OUR COMMON STOCK IN CONNECTION WITH THESE TRANSACTIONS;

2.       ELECTION OF DIRECTORS.

         [      ]  FOR ALL NOMINEES LISTED BELOW

         [      ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

         A VOTE FOR ALL NOMINEES IS RECOMMENDED BY THE BOARD OF
         DIRECTORS. NOMINEES ARE: ASHER FOGEL, STANLEIGH FOX, IRVING LEVINE, BERNARD ZAHREN AND MARK STRAUCH

         TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:

         EXCEPTIONS:

         -----------------------------------------------------------------------

3.       APPROVAL OF US ENERGY'S AMENDED AND RESTATED PLAN OF
         RECAPITALIZATION;

4.       TO ADOPT THE US ENERGY'S 2000 EXECUTIVE INCENTIVE COMPENSATION
         PLAN;

5.       TO ADOPT THE US ENERGY'S 2000 EXECUTIVE BONUS PLAN;

6. TO CONSIDER AND ACT UPON ANY OTHER BUSINESS AS MAY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY TO AMERICAN STOCK TRANSFER & TRUST COMPANY, US ENERGY'S TRANSFER AGENT.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. (IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH ABOVE and in the discretion of the named proxies with respect to any other matter that may properly come before the meeting or any adjournment or postponement thereof.)

                                        ----------------------------------------
                                                       Signature

                                        ----------------------------------------
                                              Signature, if held jointly

                                            Dated _____________________, 2001

                                        Please date and sign  exactly  as  name
                                        appears on your stock certificate. Joint owners should each sign personally. Trustees, custodians, executors and others signing in a representative capacity should indicate the capacity in which they sign.